UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03919
Name of Registrant:	Vanguard STAR Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017—April 30, 2018
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2018

Vanguard LifeStrategy® Funds

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
LifeStrategy Income Fund.	7
LifeStrategy Conservative Growth Fund.	17
LifeStrategy Moderate Growth Fund.	27
LifeStrategy Growth Fund.	37
About Your Fund’s Expenses.	47
Glossary.	49

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard’s four LifeStrategy Funds provide a broadly diversified portfolio within a single fund. Each fund has a different fixed allocation to underlying U.S. and international stock and bond index funds.

• For the six months ended April 30, 2018, returns for the LifeStrategy Funds ranged from –0.10% for the LifeStrategy Income Fund, which has the largest allocation to bonds, to 2.65% for the LifeStrategy Growth Fund, which has the largest allocation to stocks.

• Each fund performed in line with its composite benchmark after expenses, and each fund’s return was higher than the average return of its peer group.

• Of the funds’ four underlying investments, U.S. stocks performed best, returning nearly 4%. International stocks gained about 3%. U.S. bonds detracted, returning
–2% as the yield of 10-year Treasuries pushed above 3% for the first time since
2014. International bonds returned about 1%, including the effect of currency hedging.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard LifeStrategy Income Fund	-0.10%
Income Composite Index	0.06
Income Composite Average	-0.12
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Conservative Growth Fund	0.86%
Conservative Growth Composite Index	1.07
Conservative Growth Composite Average	0.77
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Moderate Growth Fund	1.79%
Moderate Growth Composite Index	2.06
Moderate Growth Composite Average	1.66
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Growth Fund	2.65%
Growth Composite Index	3.03
Growth Composite Average	2.53
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

1

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.11%	0.79%
LifeStrategy Conservative Growth Fund	0.12	0.78
LifeStrategy Moderate Growth Fund	0.13	0.78
LifeStrategy Growth Fund	0.14	0.78

The fund expense figures shown—drawn from the prospectus dated February 22, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.11% for the LifeStrategy Income Fund, 0.12% for the LifeStrategy Conservative Growth Fund, 0.13% for the LifeStrategy Moderate Growth Fund, and 0.14% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	10,372,559,604	291,759,885	97.3%
Emerson U. Fullwood	10,362,954,934	301,364,555	97.2%
Amy Gutmann	10,367,359,174	296,960,314	97.2%
JoAnn Heffernan Heisen	10,374,380,333	289,939,155	97.3%
F. Joseph Loughrey	10,365,704,807	298,614,681	97.2%
Mark Loughridge	10,369,337,358	294,982,130	97.2%
Scott C. Malpass	10,352,908,082	311,411,406	97.1%
F. William McNabb III	10,361,080,548	303,238,941	97.2%
Deanna Mulligan	10,370,529,845	293,789,643	97.2%
André F. Perold	10,331,969,788	332,349,700	96.9%
Sarah Bloom Raskin	10,364,410,211	299,909,277	97.2%
Peter F. Volanakis	10,358,441,261	305,878,228	97.1%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
LifeStrategy Conservative
Growth Fund	269,348,130	19,448,253	11,576,545	35,146,914	80.3%
LifeStrategy Growth Fund	234,197,077	14,183,381	11,610,243	31,117,088	80.5%
LifeStrategy Income Fund	139,283,905	10,498,688	8,349,666	27,293,935	75.1%
LifeStrategy Moderate
Growth Fund	312,522,607	18,735,241	13,057,133	40,161,485	81.3%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
LifeStrategy Conservative
Growth Fund	274,070,898	18,196,437	8,105,593	35,146,914	81.7%
LifeStrategy Growth Fund	237,760,011	13,731,806	8,498,884	31,117,088	81.7%
LifeStrategy Income Fund	143,006,944	9,766,254	5,359,061	27,293,935	77.1%
LifeStrategy Moderate
Growth Fund	318,195,258	17,439,818	8,679,905	40,161,485	82.8%

Shareholders of Vanguard LifeStrategy Moderate Growth Fund did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
LifeStrategy Moderate
Growth Fund	110,191,523	20,384,195	213,739,264	40,161,485	28.7%

6

LifeStrategy Income Fund

Fund Profile
As of April 30, 2018

Total Fund Characteristics
Ticker Symbol	VASIX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.11%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index
Fund Investor Shares	56.1%
Vanguard Total International Bond Index
Fund Investor Shares	24.1
Vanguard Total Stock Market Index Fund
Investor Shares	11.8
Vanguard Total International Stock Index
Fund Investor Shares	8.0

Total Fund Volatility Measures
		Bloomberg
		Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.50
Beta	1.00	0.78

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The LifeStrategy Income Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.11%.

7

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

LifeStrategy Income Fund

Income Composite Index

For a benchmark description, see the Glossary.

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	4.25%	3.85%	2.59%	1.62%	4.21%

See Financial Highlights for dividend and capital gains information.

8

LifeStrategy Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (11.8%)
Vanguard Total Stock Market Index Fund Investor Shares	7,446,512	493,555

International Stock Fund (8.0%)
Vanguard Total International Stock Index Fund Investor Shares	18,332,434	334,750

U.S. Bond Fund (56.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	225,076,737	2,336,297

International Bond Fund (24.1%)
Vanguard Total International Bond Index Fund Investor Shares	92,088,814	1,003,768
Total Investment Companies (Cost $3,816,268)		4,168,370
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.886% (Cost $—)	3	—
Total Investments (100.0%) (Cost $3,816,268)		4,168,370
Other Assets and Liabilities (0.0%)
Other Assets		32,551
Liabilities		(33,058)
		(507)
Net Assets (100%)
Applicable to 271,825,421 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,167,863
Net Asset Value Per Share		$15.33

9

LifeStrategy Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	4,168,370
Receivables for Investment Securities Sold	22,884
Receivables for Accrued Income	5,883
Receivables for Capital Shares Issued	3,784
Total Assets	4,200,921
Liabilities
Payables for Investment Securities Purchased	25,882
Payables for Capital Shares Redeemed	6,947
Other Liabilities	229
Total Liabilities	33,058
Net Assets	4,167,863

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,784,158
Undistributed Net Investment Income	9,729
Accumulated Net Realized Gains	21,874
Unrealized Appreciation (Depreciation)	352,102
Net Assets	4,167,863

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

LifeStrategy Income Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	54,831
Net Investment Income—Note B	54,831
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	530
Affiliated Funds Sold	21,575
Realized Net Gain (Loss)	22,105
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(80,758)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,822)

See accompanying Notes, which are an integral part of the Financial Statements.

11

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,831	85,886
Realized Net Gain (Loss)	22,105	9,079
Change in Unrealized Appreciation (Depreciation)	(80,758)	104,791
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,822)	199,756
Distributions
Net Investment Income	(53,511)	(85,886)
Realized Capital Gain[1]	(5,359)	(2,149)
Total Distributions	(58,870)	(88,035)
Capital Share Transactions
Issued	546,357	1,035,426
Issued in Lieu of Cash Distributions	54,993	82,406
Redeemed	(578,501)	(836,059)
Net Increase (Decrease) from Capital Share Transactions	22,849	281,773
Total Increase (Decrease)	(39,843)	393,494
Net Assets
Beginning of Period	4,207,706	3,814,212
End of Period[2]	4,167,863	4,207,706

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,856,000 and $1,599,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,729,000 and $8,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

LifeStrategy Income Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.56	$15.14	$14.86	$14.93	$14.47	$14.73
Investment Operations
Net Investment Income	. 202[1]	.332[1]	.312	.309	.307	.294
Capital Gain Distributions Received	.002[1]	.008[1]	.012	.012	.004	.064
Net Realized and Unrealized Gain (Loss)
on Investments	(.217)	.422	.323	(.021)	.535	.189
Total from Investment Operations	(.013)	.762	.647	.300	.846	.547
Distributions
Dividends from Net Investment Income	(.197)	(. 334)	(. 309)	(. 309)	(. 303)	(. 293)
Distributions from Realized Capital Gains	(. 020)	(. 009)	(. 058)	(. 061)	(. 083)	(. 514)
Total Distributions	(. 217)	(. 343)	(. 367)	(. 370)	(. 386)	(. 807)
Net Asset Value, End of Period	$15.33	$15.56	$15.14	$14.86	$14.93	$14.47

Total Return[2]	-0.10%	5.12%	4.42%	2.03%	5.95%	3.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,168	$4,208	$3,814	$3,338	$3,106	$2,904
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.11%	0.12%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.18%	2.09%	2.08%	2.10%	2.04%
Portfolio Turnover Rate	11%	4%	4%	14%	12%	25%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have been applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2018, were

14

LifeStrategy Income Fund

borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At April 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $3,816,268,000. Net unrealized appreciation of investment securities for tax purposes was $352,102,000, consisting of unrealized gains of $366,755,000 on securities that had risen in value since their purchase and $14,653,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	35,200	67,983
Issued in Lieu of Cash Distributions	3,543	5,442
Redeemed	(37,287)	(55,033)
Net Increase (Decrease) in Shares Outstanding	1,456	18,392

15

LifeStrategy Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1	NA1	NA1	—	—	4	—	—
Vanguard Total
Bond Market II
Index Fund	2,354,934	146,965	87,908	223	(77,917)	29,601	530	2,336,297
Vanguard Total
International Bond
Index Fund	992,923	55,420	39,301	(558)	(4,716)	16,808	—	1,003,768
Vanguard Total
International Stock
Index Fund	345,225	7,729	25,224	2,127	4,893	4,072	—	334,750
Vanguard Total
Stock Market
Index Fund	513,182	35,555	71,947	19,783	(3,018)	4,346	—	493,555
Total	4,206,265	245,669	224,380	21,575	(80,758)	54,831	530	4,168,370
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

16

LifeStrategy Conservative Growth Fund

Fund Profile
As of April 30, 2018

Total Fund Characteristics
Ticker Symbol	VSCGX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.12%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index
Fund Investor Shares	41.9%
Vanguard Total Stock Market Index Fund
Investor Shares	24.1
Vanguard Total International Bond Index
Fund Investor Shares	18.1
Vanguard Total International Stock Index
Fund Investor Shares	15.9

Total Fund Volatility Measures
	Conservative	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.77
Beta	0.98	0.38

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1  This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests. The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.12%.

17

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

LifeStrategy Conservative Growth Fund

Conservative Growth Composite Index

For a benchmark description, see the Glossary.

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	6.91%	5.64%	2.51%	2.60%	5.11%

See Financial Highlights for dividend and capital gains information.

18

LifeStrategy Conservative Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.1%)
Vanguard Total Stock Market Index Fund Investor Shares	34,630,030	2,295,278

International Stock Fund (15.9%)
Vanguard Total International Stock Index Fund Investor Shares	83,186,234	1,518,981

U.S. Bond Fund (41.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	384,394,399	3,990,014

International Bond Fund (18.1%)
Vanguard Total International Bond Index Fund Investor Shares	157,959,868	1,721,763
Total Investment Companies (Cost $7,605,489)		9,526,036
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.886% (Cost $2,046)	20,465	2,046
Total Investments (100.0%) (Cost $7,607,535)		9,528,082
Other Assets and Liabilities (0.0%)
Other Assets		50,736
Liabilities		(52,493)
		(1,757)
Net Assets (100%)
Applicable to 482,555,257 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,526,325
Net Asset Value Per Share		$19.74

19

LifeStrategy Conservative Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	9,528,082
Receivables for Investment Securities Sold	32,443
Receivables for Capital Shares Issued	8,249
Receivables for Accrued Income	10,044
Total Assets	9,578,818
Liabilities
Payables for Investment Securities Purchased	45,301
Payables for Capital Shares Redeemed	7,192
Total Liabilities	52,493
Net Assets	9,526,325

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,506,670
Undistributed Net Investment Income	18,763
Accumulated Net Realized Gains	80,345
Unrealized Appreciation (Depreciation)	1,920,547
Net Assets	9,526,325

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

20

LifeStrategy Conservative Growth Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	116,226
Net Investment Income—Note B	116,226
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	892
Affiliated Funds Sold	79,462
Realized Net Gain (Loss)	80,354
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(117,123)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,457

See accompanying Notes, which are an integral part of the Financial Statements.

21

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	116,226	189,659
Realized Net Gain (Loss)	80,354	31,761
Change in Unrealized Appreciation (Depreciation)	(117,123)	579,368
Net Increase (Decrease) in Net Assets Resulting from Operations	79,457	800,788
Distributions
Net Investment Income	(110,985)	(189,268)
Realized Capital Gain[1]	(24,067)	(17,334)
Total Distributions	(135,052)	(206,602)
Capital Share Transactions
Issued	997,505	1,829,116
Issued in Lieu of Cash Distributions	128,180	196,668
Redeemed	(908,390)	(1,400,626)
Net Increase (Decrease) from Capital Share Transactions	217,295	625,158
Total Increase (Decrease)	161,700	1,219,344
Net Assets
Beginning of Period	9,364,625	8,145,281
End of Period[2]	9,526,325	9,364,625

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $10,321,000 and $6,572,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,763,000 and $13,522,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

LifeStrategy Conservative Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.85	$18.55	$18.36	$18.86	$18.04	$17.21
Investment Operations
Net Investment Income	. 243[1]	.417[1]	.389	.385	.395	.369
Capital Gain Distributions Received	.002[1]	.008[1]	.012	.018	.005	.055
Net Realized and Unrealized Gain (Loss)
on Investments	(.071)	1.332	.358	(.057)	.905	1.109
Total from Investment Operations	.174	1.757	.759	.346	1.305	1.533
Distributions
Dividends from Net Investment Income	(. 233)	(. 418)	(. 387)	(. 385)	(. 391)	(. 367)
Distributions from Realized Capital Gains	(. 051)	(. 039)	(.182)	(. 461)	(. 094)	(. 336)
Total Distributions	(. 284)	(. 457)	(. 569)	(. 846)	(. 485)	(.703)
Net Asset Value, End of Period	$19.74	$19.85	$18.55	$18.36	$18.86	$18.04

Total Return[2]	0.86%	9.61%	4.24%	1.86%	7.34%	9.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,526	$9,365	$8,145	$7,599	$7,259	$8,644
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.13%	0.13%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.45%	2.18%	2.13%	2.07%	2.12%	2.12%
Portfolio Turnover Rate	11%	6%	9%	16%	15%	19%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2018, were

24

LifeStrategy Conservative Growth Fund

borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At April 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $7,607,535,000. Net unrealized appreciation of investment securities for tax purposes was $1,920,547,000, consisting of unrealized gains of $1,932,363,000 on securities that had risen in value since their purchase and $11,816,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	49,933	95,818
Issued in Lieu of Cash Distributions	6,419	10,377
Redeemed	(45,489)	(73,513)
Net Increase (Decrease) in Shares Outstanding	10,863	32,682

25

LifeStrategy Conservative Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,980	NA1	NA1	(1)	—	9	—	2,046
Vanguard Total
Bond Market II
Index Fund	3,921,110	387,949	185,405	(702)	(132,938)	50,402	892	3,990,014
Vanguard Total
International Bond
Index Fund	1,658,312	107,222	35,253	(842)	(7,676)	28,179	—	1,721,763
Vanguard Total
International Stock
Index Fund	1,512,153	17,973	42,464	4,568	26,751	17,972	—	1,518,981
Vanguard Total
Stock Market
Index Fund	2,269,613	206,614	254,128	76,439	(3,260)	19,664	—	2,295,278
Total	9,363,168	719,758	517,250	79,462	(117,123)	116,226	892	9,528,082
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

26

LifeStrategy Moderate Growth Fund

Fund Profile
As of April 30, 2018

Total Fund Characteristics
Ticker Symbol	VSMGX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.13%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	36.0%
Vanguard Total Bond Market II Index
Fund Investor Shares	27.9
Vanguard Total International Stock Index
Fund Investor Shares	24.0
Vanguard Total International Bond Index
Fund Investor Shares	12.1

Total Fund Volatility Measures
	Moderate	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	0.98	0.57

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.13%.

27

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

For a benchmark description, see the Glossary.

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	9.60%	7.38%	2.44%	3.57%	6.01%

See Financial Highlights for dividend and capital gains information.

28

LifeStrategy Moderate Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (36.0%)
Vanguard Total Stock Market Index Fund Investor Shares	86,874,194	5,758,022

International Stock Fund (24.0%)
Vanguard Total International Stock Index Fund Investor Shares	210,521,328	3,844,119

U.S. Bond Fund (27.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	431,227,647	4,476,143

International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Investor Shares	177,368,282	1,933,314
Total Investment Companies (Cost $11,243,470)		16,011,598
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.886% (Cost $1,964)	19,635	1,964
Total Investments (100.0%) (Cost $11,245,434)		16,013,562
Other Assets and Liabilities (0.0%)
Other Assets		28,800
Liabilities		(32,001)
		(3,201)
Net Assets (100%)
Applicable to 592,651,561 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,010,361
Net Asset Value Per Share		$27.01

29

LifeStrategy Moderate Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	16,013,562
Receivables for Investment Securities Sold	7,000
Receivables for Capital Shares Issued	10,511
Receivables for Accrued Income	11,289
Total Assets	16,042,362
Liabilities
Payables for Investment Securities Purchased	23,322
Payables for Capital Shares Redeemed	8,679
Total Liabilities	32,001
Net Assets	16,010,361

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	11,082,629
Undistributed Net Investment Income	75,834
Accumulated Net Realized Gains	83,770
Unrealized Appreciation (Depreciation)	4,768,128
Net Assets	16,010,361

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

30

LifeStrategy Moderate Growth Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	182,505
Net Investment Income—Note B	182,505
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	999
Affiliated Funds Sold	82,804
Realized Net Gain (Loss)	83,803
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	14,761
Net Increase (Decrease) in Net Assets Resulting from Operations	281,069

See accompanying Notes, which are an integral part of the Financial Statements.

31

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	182,505	315,279
Realized Net Gain (Loss)	83,803	38,357
Change in Unrealized Appreciation (Depreciation)	14,761	1,558,953
Net Increase (Decrease) in Net Assets Resulting from Operations	281,069	1,912,589
Distributions
Net Investment Income	(193,868)	(305,537)
Realized Capital Gain[1]	(25,527)	(5,750)
Total Distributions	(219,395)	(311,287)
Capital Share Transactions
Issued	1,657,691	3,174,281
Issued in Lieu of Cash Distributions	210,653	300,017
Redeemed	(1,648,202)	(2,441,825)
Net Increase (Decrease) from Capital Share Transactions	220,142	1,032,473
Total Increase (Decrease)	281,816	2,633,775
Net Assets
Beginning of Period	15,728,545	13,094,770
End of Period[2]	16,010,361	15,728,545

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $11,529,000 and $4,819,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $75,834,000 and $87,197,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

LifeStrategy Moderate Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.90	$24.10	$24.08	$24.32	$22.90	$20.84
Investment Operations
Net Investment Income	. 310[1]	.556[1]	.509	.501	.498	.475
Capital Gain Distributions Received	.002[1]	.007[1]	.010	.017	.004	.044
Net Realized and Unrealized Gain (Loss)
on Investments	.171	2.795	.398	(.099)	1.462	2.430
Total from Investment Operations	.483	3.358	.917	.419	1.964	2.949
Distributions
Dividends from Net Investment Income	(. 330)	(. 547)	(. 505)	(. 501)	(. 479)	(. 522)
Distributions from Realized Capital Gains	(. 043)	(. 011)	(. 392)	(.158)	(. 065)	(. 367)
Total Distributions	(. 373)	(. 558)	(. 897)	(. 659)	(. 544)	(. 889)
Net Asset Value, End of Period	$27.01	$26.90	$24.10	$24.08	$24.32	$22.90

Total Return[2]	1.79%	14.14%	3.96%	1.71%	8.67%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,010	$15,729	$13,095	$12,276	$11,765	$10,728
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.19%	2.16%	2.07%	2.12%	2.19%
Portfolio Turnover Rate	13%	6%	9%	16%	12%	15%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2018, were

34

LifeStrategy Moderate Growth Fund

borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At April 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $11,245,434,000. Net unrealized appreciation of investment securities for tax purposes was $4,768,128,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	60,746	125,296
Issued in Lieu of Cash Distributions	7,750	12,082
Redeemed	(60,465)	(96,207)
Net Increase (Decrease) in Shares Outstanding	8,031	41,171

35

LifeStrategy Moderate Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3	NA1	NA1	—	—	13	—	1,964
Vanguard Total
Bond Market II
Index Fund	4,391,745	653,827	420,054	—	(149,375)	56,595	999	4,476,143
Vanguard Total
International Bond
Index Fund	1,850,324	133,939	41,420	(363)	(9,166)	31,395	—	1,933,314
Vanguard Total
International
Stock Index Fund	3,827,833	90,960	153,163	14,798	63,691	45,339	—	3,844,119
Vanguard Total
Stock Market
Index Fund	5,657,907	346,739	424,604	68,369	109,611	49,163	—	5,758,022
Total	15,727,812	1,225,465	1,039,241	82,804	14,761	182,505	999	16,013,562
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

36

LifeStrategy Growth Fund

Fund Profile
As of April 30, 2018

Total Fund Characteristics
Ticker Symbol	VASGX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.0%
Vanguard Total International Stock Index
Fund Investor Shares	31.9
Vanguard Total Bond Market II Index
Fund Investor Shares	14.1
Vanguard Total International Bond Index
Fund Investor Shares	6.0

Total Fund Volatility Measures
		DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.93
Beta	0.98	0.77

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1  This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.14%.

37

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	12.28%	9.07%	2.32%	4.28%	6.60%

See Financial Highlights for dividend and capital gains information.

38

LifeStrategy Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.0%)
Vanguard Total Stock Market Index Fund Investor Shares	105,747,848	7,008,967

International Stock Fund (31.9%)
Vanguard Total International Stock Index Fund Investor Shares	254,959,307	4,655,557

U.S. Bond Fund (14.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	197,822,494	2,053,398

International Bond Fund (6.0%)
Vanguard Total International Bond Index Fund Investor Shares	81,060,079	883,555
Total Investment Companies (Cost $9,036,563)		14,601,477
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.886% (Cost $1,537)	15,369	1,537
Total Investments (100.0%) (Cost $9,038,100)		14,603,014
Other Assets and Liabilities (0.0%)
Other Assets		19,386
Liabilities		(23,697)
		(4,311)
Net Assets (100%)
Applicable to 434,579,279 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,598,703
Net Asset Value Per Share		$33.59

39

LifeStrategy Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	14,603,014
Receivables for Investment Securities Sold	7,152
Receivables for Capital Shares Issued	7,047
Receivables for Accrued Income	5,187
Total Assets	14,622,400
Liabilities
Payables for Investment Securities Purchased	12,162
Payables for Capital Shares Redeemed	11,535
Total Liabilities	23,697
Net Assets	14,598,703

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,910,145
Undistributed Net Investment Income	58,568
Accumulated Net Realized Gains	65,076
Unrealized Appreciation (Depreciation)	5,564,914
Net Assets	14,598,703

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

40

LifeStrategy Growth Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	156,419
Net Investment Income—Note B	156,419
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	462
Affiliated Investment Securities Sold	64,637
Realized Net Gain (Loss)	65,099
Change in Unrealized Appreciation (Depreciation) From Affiliated Funds	166,778
Net Increase (Decrease) in Net Assets Resulting from Operations	388,296

See accompanying Notes, which are an integral part of the Financial Statements.

41

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	156,419	289,809
Realized Net Gain (Loss)	65,099	12,970
Change in Unrealized Appreciation (Depreciation)	166,778	1,984,249
Net Increase (Decrease) in Net Assets Resulting from Operations	388,296	2,287,028
Distributions
Net Investment Income	(169,931)	(283,256)
Realized Capital Gain[1]	(6,308)	(1,435)
Total Distributions	(176,239)	(284,691)
Capital Share Transactions
Issued	1,338,628	2,321,175
Issued in Lieu of Cash Distributions	170,943	277,084
Redeemed	(1,657,221)	(1,984,845)
Net Increase (Decrease) from Capital Share Transactions	(147,650)	613,414
Total Increase (Decrease)	64,407	2,615,751
Net Assets
Beginning of Period	14,534,296	11,918,545
End of Period[2]	14,598,703	14,534,296

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $6,308,000 and $1,435,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $58,568,000 and $72,080,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

LifeStrategy Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.11	$28.47	$28.74	$29.12	$27.07	$23.36
Investment Operations
Net Investment Income	. 359[1]	.673[1]	. 611.598		.599	.569
Capital Gain Distributions Received	.001[1]	.004[1]	.006	.012	.002	.025
Net Realized and Unrealized Gain (Loss)
on Investments	.520	4.632	.354	(.207)	2.085	4.013
Total from Investment Operations	.880	5.309	.971	.403	2.686	4.607
Distributions
Dividends from Net Investment Income	(. 385)	(. 666)	(. 603)	(. 595)	(. 582)	(. 631)
Distributions from Realized Capital Gains	(. 015)	(. 003)	(. 638)	(.188)	(. 054)	(. 266)
Total Distributions	(. 400)	(. 669)	(1.241)	(.783)	(. 636)	(. 897)
Net Asset Value, End of Period	$33.59	$33.11	$28.47	$28.74	$29.12	$27.07

Total Return[2]	2.65%	18.91%	3.54%	1.35%	10.02%	20.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,599	$14,534	$11,919	$11,238	$10,630	$9,787
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.19%	2.20%	2.06%	2.14%	2.27%
Portfolio Turnover Rate	9%	6%	5%	13%	10%	9%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

43

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2018, were

44

LifeStrategy Growth Fund

borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At April 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $9,038,100,000. Net unrealized appreciation of investment securities for tax purposes was $5,564,914,000, consisting of unrealized gains of $5,590,135,000 on securities that had risen in value since their purchase and $25,221,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	39,424	75,824
Issued in Lieu of Cash Distributions	5,065	9,256
Redeemed	(48,907)	(64,716)
Net Increase (Decrease) in Shares Outstanding	(4,418)	20,364

45

LifeStrategy Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	116	NA1	NA1	1	—	14	—	1,537
Vanguard Total
International Bond
Index Fund	857,935	50,880	20,753	(202)	(4,305)	14,544	—	883,555
Vanguard Total
International Stock
Index Fund	4,651,174	58,299	147,340	10,707	82,717	55,236	—	4,655,557
Vanguard Total
Bonk Market II
Index Fund	2,043,138	345,535	266,646	—	(68,629)	26,132	462	2,053,398
Vanguard Total
Stock Market
Index Fund	6,980,354	221,782	404,295	54,131	156,995	60,493	—	7,008,967
Total	14,532,717	676,496	839,034	64,637	166,778	156,419	462	14,603,014
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

46

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading
”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5%
before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

47

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$999.00	$0.55
LifeStrategy Conservative Growth Fund	$1,000.00	$1,008.59	$0.60
LifeStrategy Moderate Growth Fund	$1,000.00	$1,017.87	$0.65
LifeStrategy Growth Fund	$1,000.00	$1,002.65	$0.70
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.25	$0.55
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.20	$0.60
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.15	$0.65
LifeStrategy Growth Fund	$1,000.00	$1,024.10	$0.70

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.11%, 0.12%, 0.13%, and 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

48

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: Weighted 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

49

Conservative Growth Composite Index: Weighted 42% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% CRSP US Total Market Index, 18% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 16% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index through June 30, 2015; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: Weighted 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 48% CRSP US Total Market Index, 32% FTSE Global All Cap ex US Index, 14% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 6% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 4% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Bloomberg Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: Weighted 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

50

Income Composite Index: Weighted 56% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 12% CRSP US Total Market Index, and 8% FTSE Global All Cap ex US Index as of July 1, 2015. In prior periods, the composite was 64% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 16% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index through June 30, 2015; 80% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Bloomberg Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: Weighted 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 36% CRSP US Total Market Index, 28% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 42% CRSP US Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 42% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index (with the Bloomberg Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the LifeStrategy Funds (including the Total Bond Market II Index Fund and Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the LifeStrategy Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the LifeStrategy Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the LifeStrategy Funds or the owners of the LifeStrategy Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the LifeStrategy Funds. Investors acquire the LifeStrategy Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the LifeStrategy Funds. The LifeStrategy Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the LifeStrategy Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the LifeStrategy Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the LifeStrategy Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the LifeStrategy Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the LifeStrategy Funds.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the LifeStrategy Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the LifeStrategy Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE LIFESTRATEGY FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

Independent Trustees

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q882 062018

Semiannual Report | April 30, 2018

Vanguard STAR® Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	17
Trustees Approve Advisory Arrangement.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard STAR Fund returned 2.24%.
Its composite benchmark returned 1.88%, and the composite average return of its peer funds was 1.84%.

• As a “fund of funds,” the STAR Fund reflects the combined results of its 11 underlying actively managed Vanguard funds. Stock funds made up about 63%
of fund assets and bond funds the remainder.

• The six underlying U.S. stock funds contributed positive returns ranging from about
2.6% to nearly 8.8%. The two international stock funds posted advances of about 3.5%
and 4.9%.

• The three underlying U.S. bond funds detracted from the STAR Fund’s performance, as the yield on 10-year Treasuries pushed above 3% for the first time since 2014. The bond funds’ returns ranged from almost –3.9% to about –0.9%.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard STAR Fund	2.24%
STAR Composite Index	1.88
STAR Composite Average	1.84

For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.32%	0.77%

The acquired fund fees and expenses—drawn from the prospectus dated February 22, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.32%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds (18.75%). Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

1

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2018
	Percentage of
Vanguard Fund	STAR Fund Assets	Total Returns
Vanguard Windsor™ II Fund Investor Shares	14.3%	2.64%
Vanguard Short-Term Investment-Grade Fund
Investor Shares	12.5	-0.93
Vanguard GNMA Fund Investor Shares	12.5	-1.58
Vanguard Long-Term Investment-Grade Fund
Investor Shares	12.3	-3.89
Vanguard International Growth Fund Investor
Shares	9.4	4.91
Vanguard International Value Fund	9.4	3.46
Vanguard Windsor Fund Investor Shares	7.7	3.66
Vanguard Morgan™ Growth Fund Investor
Shares	6.1	6.26
Vanguard U.S. Growth Fund Investor Shares	6.0	7.68
Vanguard PRIMECAP Fund Investor Shares	6.0	5.71
Vanguard Explorer™ Fund Investor Shares	3.8	8.79
Combined	100.0%	2.24%

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	10,372,559,604	291,759,885	97.3%
Emerson U. Fullwood	10,362,954,934	301,364,555	97.2%
Amy Gutmann	10,367,359,174	296,960,314	97.2%
JoAnn Heffernan Heisen	10,374,380,333	289,939,155	97.3%
F. Joseph Loughrey	10,365,704,807	298,614,681	97.2%
Mark Loughridge	10,369,337,358	294,982,130	97.2%
Scott C. Malpass	10,352,908,082	311,411,406	97.1%
F. William McNabb III	10,361,080,548	303,238,941	97.2%
Deanna Mulligan	10,370,529,845	293,789,643	97.2%
André F. Perold	10,331,969,788	332,349,700	96.9%
Sarah Bloom Raskin	10,364,410,211	299,909,277	97.2%
Peter F. Volanakis	10,358,441,261	305,878,228	97.1%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
STAR Fund	502,764,159	34,586,476	32,559,521	52,728,367	80.7%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
STAR Fund	514,114,545	32,462,126	23,333,484	52,728,367	82.6%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
STAR Fund	142,968,442	43,910,148	383,031,566	52,728,367	23.0%

6

STAR Fund

Fund Profile
As of April 30, 2018

Total Fund Characteristics
Ticker Symbol	VGSTX
30-Day SEC Yield	2.02%
Acquired Fund Fees and Expenses[1]	0.32%

Allocation to Underlying Vanguard Funds
Vanguard Windsor™ II Fund Investor
Shares	14.3%
Vanguard Short-Term Investment-Grade
Fund Investor Shares	12.5
Vanguard GNMA Fund Investor Shares	12.5
Vanguard Long-Term Investment-Grade
Fund Investor Shares	12.3
Vanguard International Growth Fund
Investor Shares	9.4
Vanguard International Value Fund	9.4
Vanguard Windsor Fund Investor Shares	7.7
Vanguard Morgan™ Growth Fund
Investor Shares	6.1
Vanguard U.S. Growth Fund Investor
Shares	6.0
Vanguard PRIMECAP Fund Investor
Shares	6.0
Vanguard Explorer™ Fund Investor
Shares	3.8

Total Fund Volatility Measures
		DJ
	STAR	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.90
Beta	1.07	0.65

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.32%.

7

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

For a benchmark description, see the Glossary.

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	12.32%	8.59%	2.48%	4.86%	7.34%

See Financial Highlights for dividend and capital gains information.

8

STAR Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (43.9%)
Vanguard Windsor II Fund Investor Shares	82,692,488	3,066,237
Vanguard Windsor Fund Investor Shares	70,789,642	1,656,478
Vanguard Morgan Growth Fund Investor Shares	43,030,531	1,303,825
Vanguard U. S. Growth Fund Investor Shares	33,928,952	1,296,425
Vanguard PRIMECAP Fund Investor Shares	9,864,878	1,285,986
Vanguard Explorer Fund Investor Shares	8,282,159	821,756
		9,430,707
International Stock Funds (18.8%)
Vanguard International Growth Fund Investor Shares	65,538,140	2,030,372
Vanguard International Value Fund	50,637,053	2,018,899
		4,049,271
U.S. Bond Funds (37.3%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	256,671,497	2,684,784
Vanguard GNMA Fund Investor Shares	262,896,052	2,681,539
Vanguard Long-Term Investment-Grade Fund Investor Shares	270,136,060	2,650,035
		8,016,358
Total Investment Companies (Cost $14,224,950)		21,496,336
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.886% (Cost $446)	4,463	446
Total Investments (100.0%) (Cost $14,225,396)		21,496,782
Other Assets and Liabilities (0.0%)
Other Assets		32,572
Liabilities		(31,234)
		1,338
Net Assets (100%)
Applicable to 804,339,703 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,498,120
Net Asset Value Per Share		$26.73

9

STAR Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	21,496,782
Receivables for Investment Securities Sold	11,296
Receivables for Accrued Income	21,276
Total Assets	21,529,354
Liabilities
Payables for Investment Securities Purchased	23,701
Payables for Capital Shares Redeemed	7,533
Total Liabilities	31,234
Net Assets	21,498,120

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	13,469,506
Undistributed Net Investment Income	83,951
Accumulated Net Realized Gains	673,277
Unrealized Appreciation (Depreciation)	7,271,386
Net Assets	21,498,120

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

STAR Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	254,062
Net Investment Income—Note B	254,062
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	569,021
Affiliated Funds Sold	160,156
Realized Net Gain (Loss)	729,177
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(505,634)
Net Increase (Decrease) in Net Assets Resulting from Operations	477,605

See accompanying Notes, which are an integral part of the Financial Statements.

11

STAR Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	254,062	394,061
Realized Net Gain (Loss)	729,177	576,569
Change in Unrealized Appreciation (Depreciation)	(505,634)	2,138,432
Net Increase (Decrease) in Net Assets Resulting from Operations	477,605	3,109,062
Distributions
Net Investment Income	(248,039)	(384,190)
Realized Capital Gain[1]	(556,667)	(485,527)
Total Distributions	(804,706)	(869,717)
Capital Share Transactions
Issued	993,427	1,457,351
Issued in Lieu of Cash Distributions	767,804	830,084
Redeemed	(1,205,761)	(1,972,459)
Net Increase (Decrease) from Capital Share Transactions	555,470	314,976
Total Increase (Decrease)	228,369	2,554,321
Net Assets
Beginning of Period	21,269,751	18,715,430
End of Period[2]	21,498,120	21,269,751

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $126,242,000 and $44,222,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $83,951,000 and $77,928,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.15	$24.32	$24.76	$25.27	$23.66	$20.62
Investment Operations
Net Investment Income	. 318[1]	.503[1]	.470	.523	.486	.460
Capital Gain Distributions Received	.713[1]	.470[1]	.683	.319	.296	.106
Net Realized and Unrealized Gain (Loss)
on Investments	(.419)	2.993	(.293)	(.329)	1.458	2.951
Total from Investment Operations	.612	3.966	.860	.513	2.240	3.517
Distributions
Dividends from Net Investment Income	(. 318)	(. 499)	(. 477)	(. 530)	(. 472)	(. 453)
Distributions from Realized Capital Gains	(.714)	(. 637)	(. 823)	(. 493)	(.158)	(. 024)
Total Distributions	(1.032)	(1.136)	(1.300)	(1.023)	(.630)	(.477)
Net Asset Value, End of Period	$26.73	$27.15	$24.32	$24.76	$25.27	$23.66

Total Return[2]	2.24%	16.96%	3.68%	2.03%	9.61%	17.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,498	$21,270	$18,715	$18,830	$18,745	$17,180
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.32%	0.32%	0.32%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.36%	1.98%	1.95%	2.06%	1.97%	2.08%
Portfolio Turnover Rate	13%	7%	12%	8%	6%	9%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

14

STAR Fund

the period ended April 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At April 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $14,225,396,000. Net unrealized appreciation of investment securities for tax purposes was $7,271,386,000, consisting of unrealized gains of $7,356,062,000 on securities that had risen in value since their purchase and $84,676,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	36,538	57,536
Issued in Lieu of Cash Distributions	28,596	34,614
Redeemed	(44,289)	(78,209)
Net Increase (Decrease) in Shares Outstanding	20,845	13,941

15

STAR Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	(3)	—	8	—	446
Vanguard
Explorer Fund	821,416	89,511	70,619	5,299	(23,851)	3,737	85,773	821,756
Vanguard
GNMA Fund	2,625,151	280,692	143,093	(889)	(80,322)	37,524	—	2,681,539
Vanguard
International
Growth Fund	2,024,982	55,494	135,430	46,585	38,741	17,136	—	2,030,372
Vanguard
International
Value Fund	2,024,723	55,485	94,763	13,012	20,442	38,051	—	2,018,899
Vanguard
Long-Term
Investment-Grade
Fund	2,633,654	349,811	121,152	—	(212,278)	53,830	50,029	2,650,035
Vanguard Morgan
Growth Fund	1,317,269	140,680	138,447	14,524	(30,201)	11,032	89,648	1,303,825
Vanguard
PRIMECAP Fund	1,301,267	110,647	133,045	33,145	(26,028)	13,673	56,973	1,285,986
Vanguard
Short-Term
Investment-Grade
Fund	2,620,990	271,519	149,233	(122)	(58,370)	30,865	—	2,684,784
Vanguard U.S.
Growth Fund	1,319,303	84,521	146,097	41,442	(2,744)	4,999	58,103	1,296,425
Vanguard
Windsor Fund	1,626,996	86,091	60,347	2,333	1,405	13,287	44,803	1,656,478
Vanguard
Windsor II Fund	2,953,954	472,898	233,017	4,830	(132,428)	29,920	183,692	3,066,237
Total	21,269,705	1,997,349	1,425,243	160,156	(505,634)	254,062	569,021	21,496,782

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading
”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5%
before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

17

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,022.37	$1.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.28	1.61

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests. The STAR Fund’s annualized expense figure for the period is 0.32%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

18

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard STAR Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since 2009, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

19

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

21

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup 3 Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI US Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12.5% Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

22

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. 1–5 Year Credit Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the STAR Fund (including the Long-Term Investment-Grade Fund, GNMA Fund, and Short-Term Investment-Grade Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the STAR Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the STAR Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the STAR Fund or the owners of the STAR Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the STAR Fund. Investors acquire the STAR Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the STAR Fund. The STAR Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the STAR Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the STAR Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the STAR Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the STAR Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the STAR Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the STAR Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the STAR Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE STAR FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q562 062018

Semiannual Report | April 30, 2018

Vanguard Total International Stock Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Global stocks hit record highs during the six months ended April 30, 2018, but market sentiment turned sharply in early February and volatility spiked amid investor concerns about a tightening labor market, inflation risk, and tariffs.

• Vanguard Total International Stock Index Fund returned about 3% for the period, trailing its benchmark and modestly outpacing the average return of its peers. The fund’s return diverged from that of its target index in part because of temporary price differences arising from fair-value pricing policies (see the Glossary).

• European stocks, which represented roughly 40% of fund assets at the end of the period, returned 2%. The United Kingdom, France, and Italy added most to returns.

• The fund’s Pacific holdings returned 5%, led by Singapore, Korea, New Zealand, and
Hong Kong. Japan contributed most. Emerging markets returned 5%; China, South
Africa, Brazil, Malaysia, and Thailand contributed most.

• Nine industry sectors advanced, led by oil and gas, consumer services, and health care.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	3.17%
ETF Shares
Market Price	2.98
Net Asset Value	3.21
Admiral™ Shares	3.22
Institutional Shares	3.24
Institutional Plus Shares	3.25
Institutional Select Shares	3.26
FTSE Global All Cap ex US Index	3.83
International Funds Average	2.70

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	ETF	Admiral	Institutional	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares	Average
Total International Stock Index
Fund	0.17%	0.11%	0.11%	0.09%	0.07%	0.045%	1.31%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.17% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	10,372,559,604	291,759,885	97.3%
Emerson U. Fullwood	10,362,954,934	301,364,555	97.2%
Amy Gutmann	10,367,359,174	296,960,314	97.2%
JoAnn Heffernan Heisen	10,374,380,333	289,939,155	97.3%
F. Joseph Loughrey	10,365,704,807	298,614,681	97.2%
Mark Loughridge	10,369,337,358	294,982,130	97.2%
Scott C. Malpass	10,352,908,082	311,411,406	97.1%
F. William McNabb III	10,361,080,548	303,238,941	97.2%
Deanna Mulligan	10,370,529,845	293,789,643	97.2%
André F. Perold	10,331,969,788	332,349,700	96.9%
Sarah Bloom Raskin	10,364,410,211	299,909,277	97.2%
Peter F. Volanakis	10,358,441,261	305,878,228	97.1%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total International Stock
Index Fund	7,927,074,547	371,873,404	253,173,798	293,028,926	89.6%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total International Stock
Index Fund	8,007,665,719	350,028,529	194,427,500	293,028,926	90.5%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total International Stock
Index Fund	1,841,776,532	742,157,206	5,968,188,011	293,028,926	20.8%

6

Total International Stock Index Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
Institutional
	Investor		Admiral	Institutional	Institutional	Select
	Shares	ETF Shares	Shares	Shares	Plus Shares	Shares
Ticker Symbol	VGTSX	VXUS	VTIAX	VTSNX	VTPSX	VTISX
Expense Ratio[1]	0.17%	0.11%	0.11%	0.09%	0.07%	0.045%

Portfolio Characteristics
		FTSE Global
		All Cap ex US
	Fund	Index
Number of Stocks	6,327	5,981
Median Market Cap	$27.0B	$26.8B
Price/Earnings Ratio	14.5x	14.5x
Price/Book Ratio	1.7x	1.7x
Return on Equity	12.2%	12.2%
Earnings Growth
Rate	9.7%	10.0%
Dividend Yield	2.8%	2.8%
Turnover Rate
(Annualized)	3%	—
Short-Term Reserves	-0.3%	—

Sector Diversification (% of equity exposure)

		FTSE Global
		All Cap ex US
	Fund	Index
Basic Materials	7.5%	7.5%
Consumer Goods	15.8	15.8
Consumer Services	8.9	8.8
Financials	25.4	25.5
Health Care	7.5	7.5
Industrials	14.8	14.9
Oil & Gas	6.6	6.6
Technology	6.9	6.8
Telecommunications	3.5	3.5
Utilities	3.1	3.1

Volatility Measures
FTSE Global
All Cap ex US
Index
R-Squared	0.98
Beta	0.94
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Royal Dutch Shell plc	Integrated Oil & Gas	1.2%
Tencent Holdings Ltd.	Internet	1.1
Samsung Electronics Co.	Consumer
Ltd.	Electronics	1.1
Nestle SA	Food Products	0.9
HSBC Holdings plc	Banks	0.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	0.7
Toyota Motor Corp.	Automobiles	0.7
Novartis AG	Pharmaceuticals	0.7
Roche Holding AG	Pharmaceuticals	0.6
Unilever	Personal Products	0.6
Top Ten		8.4%

The holdings listed exclude any temporary cash investments and equity index products.

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratios were 0.17% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares.

7

Total International Stock Index Fund

Allocation by Region (% of portfolio)

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap ex
		US
	Fund	Index
Europe
United Kingdom	12.4%	12.4%
France	6.7	6.6
Germany	6.3	6.3
Switzerland	4.9	4.9
Netherlands	2.4	2.3
Spain	2.2	2.2
Italy	2.0	2.0
Sweden	1.9	2.0
Denmark	1.1	1.1
Other	2.8	2.8
Subtotal	42.7%	42.6%
Pacific
Japan	17.6%	17.5%
Australia	4.7	4.7
South Korea	3.8	3.9
Hong Kong	2.5	2.6
Singapore	1.0	1.0
Other	0.2	0.2
Subtotal	29.8%	29.9%
Emerging Markets
China	6.6%	6.6%
Taiwan	3.1	3.1
India	2.5	2.5
Brazil	1.8	1.8
South Africa	1.6	1.6
Other	5.4	5.3
Subtotal	21.0%	20.9%
North America
Canada	6.2%	6.3%
Middle East	0.3%	0.3%

8

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

For a benchmark description, see the Glossary.

Note: For 2018, performance data reflect the six months ended April 30, 2018.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	16.96%	6.33%	2.78%
ETF Shares	1/26/2011
Market Price		17.12	6.42	4.76[1]
Net Asset Value		17.03	6.41	4.71[1]
Admiral Shares	11/29/2010	17.05	6.41	5.87[1]
Institutional Shares	11/29/2010	17.08	6.43	5.89[1]
Institutional Plus Shares	11/30/2010	17.11	6.45	6.08[1]
Institutional Select Shares	6/24/2016	17.14	—	19.81[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

9

Total International Stock Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of April 30, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		—	0.0%

Australia
Commonwealth Bank of Australia	23,796,112	1,281,294	0.4%
BHP Billiton Ltd.	43,709,564	1,019,716	0.3%
Westpac Banking Corp.	46,164,595	991,641	0.3%
[1,2] Australia—Other †		12,519,272	3.6%
		15,811,923	4.6%

[2]Austria †		871,686	0.3%

Belgium
^ Anheuser-Busch InBev SA/NV	10,350,281	1,028,142	0.3%
Belgium—Other †		1,687,748	0.5%
		2,715,890	0.8%

Brazil †		6,058,330	1.7%

Canada
Royal Bank of Canada	19,860,008	1,510,286	0.5%
Toronto-Dominion Bank	25,309,166	1,421,429	0.4%
Bank of Nova Scotia	16,466,664	1,012,149	0.3%
[1,2] Canada—Other †		17,524,965	5.0%
		21,468,829	6.2%

Chile †		1,017,492	0.3%

10

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
China
	Tencent Holdings Ltd.	75,153,838	3,694,783	1.1%
*	Alibaba Group Holding Ltd. ADR	11,006,288	1,965,063	0.6%
	China Construction Bank Corp.	1,216,185,489	1,274,148	0.4%
	Industrial & Commercial Bank of China Ltd.	1,063,510,020	933,636	0.3%
	China Mobile Ltd.	71,952,148	685,452	0.2%
	Bank of China Ltd.	1,035,935,553	562,338	0.2%
	CNOOC Ltd.	216,282,151	365,887	0.1%
	China Petroleum & Chemical Corp.	347,415,899	338,334	0.1%
	China Life Insurance Co. Ltd.	101,308,016	287,305	0.1%
	PetroChina Co. Ltd.	282,705,469	208,317	0.1%
	Agricultural Bank of China Ltd.	347,287,504	195,805	0.1%
	China Overseas Land & Investment Ltd.	52,208,617	174,932	0.1%
	China Resources Land Ltd.	36,416,022	136,769	0.1%
	China Shenhua Energy Co. Ltd.	46,267,112	113,487	0.1%
	PICC Property & Casualty Co. Ltd.	60,878,628	108,983	0.1%
	CITIC Ltd.	66,552,492	101,493	0.1%
	China Resources Beer Holdings Co. Ltd	. 21,469,025	92,466	0.1%
	China Telecom Corp. Ltd.	188,499,459	91,372	0.1%
	China CITIC Bank Corp. Ltd.	112,776,183	80,618	0.0%
	China Communications Construction Co. Ltd.	60,265,656	69,437	0.0%
	China Taiping Insurance Holdings Co. Ltd.	19,759,888	66,080	0.0%
	Sinopharm Group Co. Ltd.	14,015,497	59,099	0.0%
1	Postal Savings Bank of China Co. Ltd.	79,358,000	54,368	0.0%
1	People’s Insurance Co. Group of China Ltd.	114,959,839	54,121	0.0%
	China Everbright International Ltd.	35,853,033	50,289	0.0%
	China Resources Power Holdings Co. Ltd.	25,577,591	49,061	0.0%
	CRRC Corp. Ltd.	54,799,547	48,436	0.0%
	China Cinda Asset Management Co. Ltd.	130,358,515	46,526	0.0%
1	China Huarong Asset Management Co. Ltd.	131,886,999	45,423	0.0%
	China Jinmao Holdings Group Ltd.	78,500,341	44,437	0.0%
	Dongfeng Motor Group Co. Ltd.	38,715,373	42,813	0.0%
1	CGN Power Co. Ltd.	155,201,733	42,324	0.0%
	China Railway Group Ltd.	52,191,594	41,833	0.0%
	China Resources Gas Group Ltd	. 10,862,453	39,948	0.0%
	China Merchants Port Holdings Co. Ltd.	16,940,862	37,852	0.0%
*	Zhuzhou CRRC Times Electric Co. Ltd	6,862,391	36,384	0.0%
	China Galaxy Securities Co. Ltd.	49,756,223	32,682	0.0%
	Air China Ltd.	24,765,885	32,649	0.0%
	Kunlun Energy Co. Ltd.	37,624,777	32,215	0.0%
	China State Construction International Holdings Ltd.	24,466,595	31,820	0.0%
	Sinopec Shanghai Petrochemical Co. Ltd.	47,335,669	31,431	0.0%
	Beijing Capital International Airport Co. Ltd.	22,965,443	31,278	0.0%
*,1	China Resources Pharmaceutical Group Ltd.	22,591,500	31,232	0.0%
	China Railway Construction Corp. Ltd.	25,898,795	30,670	0.0%
	Huaneng Renewables Corp. Ltd.	68,518,925	30,429	0.0%
	China Southern Airlines Co. Ltd.	25,965,983	27,959	0.0%
	China Resources Cement Holdings Ltd.	24,376,511	25,573	0.0%
	China Oilfield Services Ltd.	24,829,700	24,772	0.0%
	China Everbright Bank Co. Ltd.	43,481,740	21,730	0.0%
1	China International Capital Corp. Ltd.	9,556,474	21,623	0.0%
	AviChina Industry & Technology Co. Ltd.	33,839,046	21,336	0.0%
1	Sinopec Engineering Group Co. Ltd.	19,910,712	20,528	0.0%
	China Reinsurance Group Corp.	91,611,424	19,300	0.0%

11

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	China Power International Development Ltd.	65,481,326	17,553	0.0%
	China Eastern Airlines Corp. Ltd.	21,022,855	17,366	0.0%
*,^,1 China Literature Ltd.		2,080,400	16,758	0.0%
1	China Railway Signal & Communication Corp. Ltd.	21,479,232	16,746	0.0%
^	Angang Steel Co. Ltd.	14,990,463	16,069	0.0%
	Sinotrans Ltd.	28,040,140	16,066	0.0%
	Chongqing Changan Automobile Co. Ltd. Class B	14,436,413	13,485	0.0%
	Metallurgical Corp. of China Ltd.	41,584,243	13,278	0.0%
^	China Coal Energy Co. Ltd.	29,056,362	12,597	0.0%
	China Agri-Industries Holdings Ltd.	29,864,153	12,535	0.0%
	Huadian Fuxin Energy Corp. Ltd.	32,638,143	9,262	0.0%
	China Machinery Engineering Corp.	12,733,845	7,398	0.0%
*,1	China Everbright Greentech Ltd.	7,886,016	7,359	0.0%
	China BlueChemical Ltd.	24,922,105	6,550	0.0%
	Sinopec Kantons Holdings Ltd.	13,484,000	6,378	0.0%
	Shanghai Baosight Software Co. Ltd. Class B	3,203,610	5,970	0.0%
	Dah Chong Hong Holdings Ltd.	10,440,000	5,545	0.0%
	China Overseas Property Holdings Ltd.	17,623,560	5,267	0.0%
*,^	COSCO Shipping International Singapore Co. Ltd.	13,722,516	4,809	0.0%
	Sinotrans Shipping Ltd.	17,876,000	4,629	0.0%
^	CSSC Offshore and Marine Engineering Group Co. Ltd	. 3,393,127	4,410	0.0%
*,^	Sinopec Oilfield Service Corp.	29,709,357	4,361	0.0%
	China Foods Ltd.	9,459,157	4,342	0.0%
	China Merchants Land Ltd.	16,114,000	3,382	0.0%
^	CITIC Resources Holdings Ltd.	27,389,068	3,085	0.0%
*,^	Sinofert Holdings Ltd.	23,823,945	2,835	0.0%
	China National Accord Medicines Corp. Ltd. Class B	657,373	2,747	0.0%
	Minmetals Land Ltd.	13,893,000	2,639	0.0%
*,^	China Power Clean Energy Development Co. Ltd.	4,620,500	2,629	0.0%
	Harbin Electric Co. Ltd.	8,766,187	2,574	0.0%
^	China Electronics Huada Technology Co. Ltd.	12,414,000	1,952	0.0%
^	China Everbright Water Ltd.	5,866,000	1,851	0.0%
	Poly Culture Group Corp. Ltd.	990,586	1,686	0.0%
*	China Chengtong Development Group Ltd.	22,976,000	1,110	0.0%
[1,2]	China—Other †		9,566,052	2.5%
			22,528,121	6.5%

Colombia †			360,880	0.1%

[1]Czech Republic †			139,111	0.0%

Denmark
	Novo Nordisk A/S Class B	23,921,995	1,125,002	0.3%
[1,2]	Denmark—Other †		2,726,915	0.8%
			3,851,917	1.1%

Egypt †			187,288	0.1%

Finland †			2,599,019	0.7%

12

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
France
	TOTAL SA	30,753,608	1,932,939	0.6%
^	LVMH Moet Hennessy Louis Vuitton SE	3,389,006	1,179,428	0.4%
^	Sanofi	14,883,359	1,176,725	0.4%
	BNP Paribas SA	14,709,850	1,135,603	0.3%
	Airbus SE	7,446,645	874,120	0.3%
1	France—Other †		16,310,638	4.5%
			22,609,453	6.5%
Germany
	Allianz SE	5,950,801	1,407,522	0.4%
	SAP SE	12,385,351	1,376,097	0.4%
	Bayer AG	11,280,905	1,348,304	0.4%
	Siemens AG	10,356,486	1,315,235	0.4%
	BASF SE	12,470,776	1,297,517	0.4%
	Daimler AG	13,129,453	1,032,224	0.3%
1	Germany—Other †		13,701,885	3.9%
			21,478,784	6.2%

[2]Greece †			346,535	0.1%

Hong Kong
	AIA Group Ltd.	164,368,975	1,468,998	0.4%
	BOC Hong Kong Holdings Ltd.	48,782,080	252,180	0.1%
*	MMG Ltd.	30,418,661	22,567	0.0%
1	BOC Aviation Ltd.	2,933,127	17,149	0.0%
	Nexteer Automotive Group Ltd.	10,894,227	16,762	0.0%
	China Travel International Investment Hong Kong Ltd.	33,729,286	12,576	0.0%
	CITIC Telecom International Holdings Ltd.	17,925,405	5,280	0.0%
1	CGN New Energy Holdings Co. Ltd.	12,377,103	1,665	0.0%
^	Shenwan Hongyuan HK Ltd.	5,366,864	1,654	0.0%
	APT Satellite Holdings Ltd.	68,000	32	0.0%
[1,2]	Hong Kong—Other †		6,921,611	2.0%
			8,720,474	2.5%

Hungary †			266,115	0.1%

[1,2]India †			8,353,274	2.4%

[2]Indonesia †			1,607,725	0.5%

[2]Ireland †			602,964	0.2%

Israel †			1,113,996	0.3%

Italy
*,1	Pirelli & C SPA	5,035,246	43,626	0.0%
[1,2]	Italy—Other †		6,779,820	2.0%
			6,823,446	2.0%
Japan
	Toyota Motor Corp.	35,190,649	2,307,535	0.7%
	Mitsubishi UFJ Financial Group Inc.	174,851,504	1,171,740	0.4%
	SoftBank Group Corp.	11,584,985	885,194	0.3%
	Japan—Other †		55,328,061	15.8%
			59,692,530	17.2%

13

Total International Stock Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Luxembourg †		7,462	0.0%
	[1,2]Malaysia †		2,506,417	0.7%
	[2]Malta †		—	0.0%
	[1]Mexico †		2,541,353	0.7%
	Netherlands
	Unilever NV	20,596,689	1,180,792	0.3%
^	ASML Holding NV	5,535,463	1,053,874	0.3%
	ING Groep NV	52,923,210	891,793	0.3%
[1,2]	Netherlands—Other †		4,881,971	1.4%
			8,008,430	2.3%
	New Zealand †		730,577	0.2%
	[1]Norway †		2,011,626	0.6%
	Other [3]
4	Vanguard FTSE Emerging Markets ETF	15,759,336	719,886	0.2%
	Pakistan †		166,589	0.0%

	[2]Peru †		266,507	0.1%
	Philippines
	Pilipinas Shell Petroleum Corp.	10,504,240	10,611	0.0%
1	Philippines—Other †		967,951	0.3%
			978,562	0.3%
	[1]Poland †		970,847	0.3%
	Portugal †		472,080	0.1%
	Qatar †		443,425	0.1%

	[1]Russia †		2,662,932	0.8%
	[2]Singapore †		3,310,740	1.0%
	South Africa
	Naspers Ltd.	5,789,033	1,410,322	0.4%
1	South Africa—Other †		4,141,698	1.2%
			5,552,020	1.6%
	South Korea
	Samsung Electronics Co. Ltd.	64,214,200	3,183,237	0.9%
	Samsung Electronics Co. Ltd. Preference Shares	11,509,050	457,691	0.2%
	Hankook Shell Oil Co. Ltd.	7,400	2,307	0.0%
	Samsung Electronics Co. Ltd. GDR	100	122	0.0%
[1,2]	South Korea—Other †		9,527,156	2.7%
			13,170,513	3.8%

14

Total International Stock Index Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
	Spain
^	Banco Santander SA		216,319,196	1,397,637	0.4%
[1,2]	Spain—Other †			5,950,315	1.7%
				7,347,952	2.1%

	[1]Sweden †			6,669,676	1.9%

	Switzerland
	Nestle SA		42,243,788	3,272,630	1.0%
	Novartis AG		29,663,672	2,283,341	0.7%
	Roche Holding AG		9,457,629	2,101,367	0.6%
1	Switzerland—Other †			9,186,406	2.6%
				16,843,744	4.9%
	Taiwan
	Taiwan Semiconductor Manufacturing Co. Ltd.		318,668,063	2,427,404	0.7%
2	Taiwan—Other †			8,071,694	2.3%
				10,499,098	3.0%

	[1,2]Thailand †			2,961,434	0.9%

	[1,2]Turkey †			769,458	0.2%

	United Arab Emirates †			596,522	0.2%

	United Kingdom
	HSBC Holdings plc		273,456,943	2,722,550	0.8%
	Royal Dutch Shell plc Class A		61,956,994	2,155,573	0.6%
	BP plc		262,619,052	1,950,738	0.6%
	Royal Dutch Shell plc Class B		50,683,674	1,809,361	0.5%
	British American Tobacco plc		30,216,997	1,657,338	0.5%
	GlaxoSmithKline plc		65,887,777	1,321,531	0.4%
	AstraZeneca plc		17,267,606	1,208,781	0.4%
	Diageo plc		33,049,143	1,179,026	0.4%
	Vodafone Group plc		363,162,981	1,059,795	0.3%
	Prudential plc		35,243,836	906,268	0.3%
	Unilever plc		15,757,352	883,868	0.3%
	Rio Tinto plc		15,886,384	865,908	0.3%
	Lloyds Banking Group plc		972,734,147	862,770	0.3%
	Royal Dutch Shell plc Class A		1,152,525	40,332	0.0%
[1,2]	United Kingdom—Other †			23,746,513	6.5%
				42,370,352	12.2%
Total Common Stocks (Cost $287,194,254)				341,803,984	98.6%[5]

		Coupon
	Preferred Stocks (Cost $3,402) †			3,300	0.0%
	Temporary Cash Investments
	Money Market Fund
[6,7]	Vanguard Market Liquidity Fund	1.886%	151,358,782	15,135,878	4.4%

8	U.S. Government and Agency Obligations †			356,943	0.1%
Total Temporary Cash Investments (Cost $15,491,950)				15,492,821	4.5%[5]
	Total Investments (Cost $302,689,606)			357,300,105	103.1%

15

Total International Stock Index Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets [9]	2,548,990	0.7%
Liabilities [6]	(13,277,965)	(3.8%)
	(10,728,975)	(3.1%)
Net Assets	346,571,130	100.0%

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		341,444,341
Affiliated Issuers		15,855,764
Total Investments in Securities		357,300,105
Investment in Vanguard		18,547
Receivables for Investment Securities Sold		1,020
Receivables for Accrued Income		1,470,895
Receivables for Capital Shares Issued		654,824
Variation Margin Receivable—Futures Contracts		9,273
Unrealized Appreciation—Forward Currency Contracts		11,609
Other Assets [9]		382,822
Total Assets		359,849,095
Liabilities
Payables for Investment Securities Purchased		764,343
Collateral for Securities on Loan		12,082,488
Payables for Capital Shares Redeemed		211,895
Payables to Vanguard		103,508
Variation Margin Payable—Futures Contracts		9,185
Unrealized Depreciation—Forward Currency Contracts		100,819
Other Liabilities		5,727
Total Liabilities		13,277,965
Net Assets		346,571,130

16

Total International Stock Index Fund

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	293,183,049
Undistributed Net Investment Income	973,131
Accumulated Net Realized Losses	(2,202,135)
Unrealized Appreciation (Depreciation)
Investment Securities	54,610,499
Futures Contracts	114,109
Forward Currency Contracts	(89,210)
Foreign Currencies	(18,313)
Net Assets	346,571,130

Investor Shares—Net Assets
Applicable to 6,936,047,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	126,642,709
Net Asset Value Per Share—Investor Shares	$18.26

ETF Shares—Net Assets
Applicable to 202,977,227 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,528,690
Net Asset Value Per Share—ETF Shares	$56.80

Admiral Shares—Net Assets
Applicable to 2,339,499,003 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	71,453,295
Net Asset Value Per Share—Admiral Shares	$30.54

Institutional Shares—Net Assets
Applicable to 259,871,322 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,739,480
Net Asset Value Per Share—Institutional Shares	$122.14

Institutional Plus Shares—Net Assets
Applicable to 799,797,275 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	97,701,486
Net Asset Value Per Share—Institutional Plus Shares	$122.16

17

Total International Stock Index Fund

Amount
($000)
Institutional Select Shares—Net Assets
Applicable to 58,343,754 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,505,470
Net Asset Value Per Share—Institutional Select Shares	$128.64

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,322,471,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $4,061,172,000, representing 1.2% of net assets.
2 Certain of the fund’s securities are valued using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 3.2%, respectively, of net assets.
6 Includes $12,082,488,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Securities with a value of $230,761,000 have been segregated as initial margin for open futures contracts.
9 Cash of $81,417,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	June 2018	34,114	1,431,875	54,398
Topix Index	June 2018	6,994	1,137,384	54,768
FTSE 100 Index	June 2018	7,775	798,886	38,203
MSCI Emerging Market Index	June 2018	11,306	651,339	(33,120)
S&P ASX 200 Index	June 2018	3,132	352,621	710
E-mini S&P 500 Index	June 2018	1,384	183,172	(850)
				114,109

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index and S&P ASX 200 Index contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for Topix Index and S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

18

Total International Stock Index Fund

Forward Currency Contracts

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/20/18	EUR	922,661	USD	1,148,566	(29,887)
Goldman Sachs International	6/12/18	JPY	95,143,246	USD	902,875	(29,926)
Barclays Bank plc	6/20/18	GBP	431,437	USD	603,788	(8,315)
Toronto-Dominion Bank	6/26/18	AUD	367,481	USD	289,796	(13,086)
JPMorgan Chase Bank, N.A.	6/20/18	GBP	79,250	USD	111,861	(2,479)
JPMorgan Chase Bank, N.A.	6/20/18	EUR	72,622	USD	89,994	(1,944)
JPMorgan Chase Bank, N.A.	6/12/18	JPY	9,215,015	USD	87,309	(2,761)
BNP Paribas	6/20/18	EUR	66,860	USD	83,333	(2,269)
BNP Paribas	6/12/18	JPY	8,637,500	USD	81,820	(2,570)
Goldman Sachs International	6/20/18	EUR	53,112	USD	66,085	(1,690)
Citibank, N.A.	6/20/18	GBP	40,276	USD	56,357	(768)
Citibank, N.A.	6/12/18	JPY	5,527,330	USD	52,565	(1,851)
JPMorgan Chase Bank, N.A.	6/26/18	AUD	59,195	USD	46,380	(1,806)
Citibank, N.A.	6/20/18	EUR	25,723	USD	31,818	(630)
Goldman Sachs International	6/26/18	AUD	26,110	USD	20,269	(609)
BNP Paribas	6/26/18	AUD	13,480	USD	10,340	(190)
Bank of America, N.A.	6/20/18	GBP	2,000	USD	2,799	(38)
Goldman Sachs International	6/12/18	USD	160,038	JPY	17,000,000	4,061
Barclays Bank plc	6/12/18	USD	159,770	JPY	17,000,000	3,793
Credit Suisse International	6/12/18	USD	159,732	JPY	17,000,000	3,755
						(89,210)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At April 30, 2018, the counterparties had deposited in segregated accounts cash of $4,470,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total International Stock Index Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	4,332,367
Dividends—Affiliated Issuers	5,370
Interest—Unaffiliated Issuers	1,416
Interest—Affiliated Issuers	21,028
Securities Lending—Net	91,371
Total Income	4,451,552
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,501
Management and Administrative—Investor Shares	80,781
Management and Administrative—ETF Shares	4,473
Management and Administrative—Admiral Shares	28,663
Management and Administrative—Institutional Shares	10,468
Management and Administrative—Institutional Plus Shares	22,706
Management and Administrative—Institutional Select Shares	903
Marketing and Distribution—Investor Shares	10,277
Marketing and Distribution—ETF Shares	290
Marketing and Distribution—Admiral Shares	2,424
Marketing and Distribution—Institutional Shares	408
Marketing and Distribution—Institutional Plus Shares	498
Marketing and Distribution—Institutional Select Shares	—
Custodian Fees	26,653
Shareholders’ Reports and Proxy—Investor Shares	1,026
Shareholders’ Reports and Proxy—ETF Shares	111
Shareholders’ Reports and Proxy—Admiral Shares	251
Shareholders’ Reports and Proxy—Institutional Shares	205
Shareholders’ Reports and Proxy—Institutional Plus Shares	53
Shareholders’ Reports and Proxy—Institutional Select Shares	—
Trustees’ Fees and Expenses	108
Total Expenses	195,799
Net Investment Income	4,255,753
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(114,945)
Investment Securities Sold—Affiliated Issuers	20,566
Futures Contracts	86,113
Forward Currency Contracts	55,374
Foreign Currencies	8,632
Realized Net Gain (Loss)	55,740
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	6,057,412
Investment Securities—Affiliated Issuers	133
Futures Contracts	(57,126)
Forward Currency Contracts	(9,692)
Foreign Currencies	(15,737)
Change in Unrealized Appreciation (Depreciation)	5,974,990
Net Increase (Decrease) in Net Assets Resulting from Operations	10,286,483
1 Dividends are net of foreign withholding taxes of $440,030,000.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,255,753	7,490,211
Realized Net Gain (Loss)	55,740	(778,404)
Change in Unrealized Appreciation (Depreciation)	5,974,990	51,485,440
Net Increase (Decrease) in Net Assets Resulting from Operations	10,286,483	58,197,247
Distributions
Net Investment Income
Investor Shares	(1,427,818)	(2,769,474)
ETF Shares	(125,966)	(220,874)
Admiral Shares	(819,586)	(1,511,077)
Institutional Shares	(376,201)	(673,152)
Institutional Plus Shares	(1,129,659)	(2,161,417)
Institutional Select Shares	(84,914)	(92,578)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Institutional Select Shares	—	—
Total Distributions	(3,964,144)	(7,428,572)
Capital Share Transactions
Investor Shares	7,979,081	9,962,681
ETF Shares	1,676,359	1,813,592
Admiral Shares	4,945,590	9,851,801
Institutional Shares	1,380,251	5,575,618
Institutional Plus Shares	7,109,959	9,638,520
Institutional Select Shares	1,522,592	3,681,316
Net Increase (Decrease) from Capital Share Transactions	24,613,832	40,523,528
Total Increase (Decrease)	30,936,171	91,292,203
Net Assets
Beginning of Period	315,634,959	224,342,756
End of Period[1]	346,571,130	315,634,959

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $973,131,000 and $673,126,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total International Stock Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.91	$14.88	$15.11	$16.31	$16.67	$14.31
Investment Operations
Net Investment Income	. 228[1]	.444[1]	.422	.423	.526 [2]	.425
Net Realized and Unrealized Gain (Loss)
on Investments	.336	3.028	(.243)	(1.206)	(.352)	2.428
Total from Investment Operations	.564	3.472	.179	(.783)	.174	2.853
Distributions
Dividends from Net Investment Income	(. 214)	(. 442)	(. 409)	(. 417)	(. 534)	(. 493)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 214)	(. 442)	(. 409)	(. 417)	(. 534)	(. 493)
Net Asset Value, End of Period	$18.26	$17.91	$14.88	$15.11	$16.31	$16.67

Total Return[3]	3.17%	23.70%	1.31%	-4.89%	1.00%	20.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$126,643	$116,279	$87,010	$74,444	$51,040	$45,205
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.18%	0.19%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.73%	2.95%	2.73%	3.16%[2]	2.79%
Portfolio Turnover Rate [4]	3%	3%	3%	3%	3%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.067 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$55.70	$46.28	$47.00	$50.75	$51.86	$44.53
Investment Operations
Net Investment Income	.729[1]	1.420[1]	1.344	1.346	1.680[2]	1.365
Net Realized and Unrealized Gain (Loss)
on Investments	1.053	9.404	(.763)	(3.767)	(1.087)	7.555
Total from Investment Operations	1.782	10.824	.581	(2.421)	.593	8.920
Distributions
Dividends from Net Investment Income	(.682)	(1.404)	(1.301)	(1.329)	(1.703)	(1.590)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.682)	(1.404)	(1.301)	(1.329)	(1.703)	(1.590)
Net Asset Value, End of Period	$56.80	$55.70	$46.28	$47.00	$50.75	$51.86

Total Return	3.21%	23.76%	1.39%	-4.87%	1.10%	20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,529	$9,670	$6,377	$4,930	$3,360	$2,198
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.79%	3.02%	2.79%	3.24%[2]	2.87%
Portfolio Turnover Rate [3]	3%	3%	3%	3%	3%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.208 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.95	$24.89	$25.27	$27.29	$27.89	$23.94
Investment Operations
Net Investment Income	. 389[1]	.761[1]	.722	.726	.904[2]	.733
Net Realized and Unrealized Gain (Loss)
on Investments	.567	5.053	(.400)	(2.032)	(.588)	4.069
Total from Investment Operations	.956	5.814	.322	(1.306)	.316	4.802
Distributions
Dividends from Net Investment Income	(. 366)	(.754)	(.702)	(.714)	(. 916)	(. 852)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 366)	(.754)	(.702)	(.714)	(. 916)	(. 852)
Net Asset Value, End of Period	$30.54	$29.95	$24.89	$25.27	$27.29	$27.89

Total Return[3]	3.22%	23.73%	1.40%	-4.88%	1.09%	20.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71,453	$65,249	$45,154	$37,841	$31,445	$21,438
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.79%	3.02%	2.80%	3.24%[2]	2.87%
Portfolio Turnover Rate [4]	3%	3%	3%	3%	3%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.111 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund
Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$119.77	$99.52	$101.07	$109.12	$111.51	$95.75
Investment Operations
Net Investment Income	1.566[1]	3.062[1]	2.907	2.923	3.630[2]	2.948
Net Realized and Unrealized Gain (Loss)
on Investments	2.281	20.229	(1.632)	(8.098)	(2.338)	16.255
Total from Investment Operations	3.847	23.291	1.275	(5.175)	1.292	19.203
Distributions
Dividends from Net Investment Income	(1.477)	(3.041)	(2.825)	(2.875)	(3.682)	(3.443)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.477)	(3.041)	(2.825)	(2.875)	(3.682)	(3.443)
Net Asset Value, End of Period	$122.14	$119.77	$99.52	$101.07	$109.12	$111.51

Total Return	3.24%	23.78%	1.39%	-4.84%	1.12%	20.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,739	$29,794	$19,692	$16,038	$13,182	$11,024
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.09%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.81%	3.04%	2.82%	3.26%[2]	2.89%
Portfolio Turnover Rate [3]	3%	3%	3%	3%	3%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$119.79	$99.54	$101.08	$109.14	$111.53	$95.77
Investment Operations
Net Investment Income	1.583[1]	3.086[1]	2.926	2.954	3.655[2]	2.968
Net Realized and Unrealized Gain (Loss)
on Investments	2.276	20.228	(1.622)	(8.108)	(2.339)	16.259
Total from Investment Operations	3.859	23.314	1.304	(5.154)	1.316	19.227
Distributions
Dividends from Net Investment Income	(1.489)	(3.064)	(2.844)	(2.906)	(3.706)	(3.467)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.489)	(3.064)	(2.844)	(2.906)	(3.706)	(3.467)
Net Asset Value, End of Period	$122.16	$119.79	$99.54	$101.08	$109.14	$111.53

Total Return	3.25%	23.80%	1.42%	-4.82%	1.14%	20.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$97,701	$88,781	$64,511	$53,318	$33,915	$22,504
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.83%	3.06%	2.85%	3.28%[2]	2.91%
Portfolio Turnover Rate [3]	3%	3%	3%	3%	3%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Select Shares
	Six Months	Year	June 24,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$126.15	$104.82	$97.20
Investment Operations
Net Investment Income	1.713 [2]	3.303 [2]	.914
Net Realized and Unrealized Gain (Loss) on Investments	2.361	21.274	7.340
Total from Investment Operations	4.074	24.577	8.254
Distributions
Dividends from Net Investment Income	(1.584)	(3.247)	(.634)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.584)	(3.247)	(.634)
Net Asset Value, End of Period	$128.64	$126.15	$104.82

Total Return	3.26%	23.83%	8.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,505	$5,863	$1,599
Ratio of Total Expenses to Average Net Assets	0.045%	0.045%	0.045%[3]
Ratio of Net Investment Income to Average Net Assets	2.53%	2.85%	3.09%[3]
Portfolio Turnover Rate [4]	3%	3%	3%[5]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation Units.
5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the

28

Total International Stock Index Fund

counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypoth-ecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

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Total International Stock Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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Total International Stock Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $18,547,000, representing 0.01% of the fund’s net assets and 7.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	31,668,182	40,528	4,682
Common Stocks—Other	5,514,182	304,415,842	160,568
Preferred Stocks	—	3,300	—
Temporary Cash Investments	15,135,878	356,943	—
Futures Contracts—Assets[1]	9,273	—	—
Futures Contracts—Liabilities[1]	(9,185)	—	—
Forward Currency Contracts—Assets	—	11,609	—
Forward Currency Contracts—Liabilities	—	(100,819)	—
Total	52,318,330	304,727,403	165,250
1 Represents variation margin on the last day of the reporting period.

31

Total International Stock Index Fund

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $4,911,780,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $5,783,884,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

D. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	9,273	—	9,273
Unrealized Appreciation—Forward Currency Contracts	—	11,609	11,609
Total Assets	9,273	11,609	20,882

Variation Margin Payable—Futures Contracts	(9,185)	—	(9,185)
Unrealized Depreciation—Forward Currency Contracts	—	(100,819)	(100,819)
Total Liabilities	(9,185)	(100,819)	(110,004)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	86,113	—	86,113
Forward Currency Contracts	—	55,374	55,374
Realized Net Gain (Loss) on Derivatives	86,113	55,374	141,487

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(57,126)	—	(57,126)
Forward Currency Contracts	—	(9,692)	(9,692)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(57,126)	(9,692)	(66,818)

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Total International Stock Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $2,260,337,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2018, the cost of investment securities for tax purposes was $304,024,726,000. Net unrealized appreciation of investment securities for tax purposes was $53,275,379,000 consisting of unrealized gains of $72,268,767,000 on securities that had risen in value since their purchase and $18,993,388,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2018, the fund purchased $29,161,666,000 of investment securities and sold $5,788,382,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,268,252,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Total International Stock Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	10,601,273	579,927	15,620,808	987,692
Issued in Lieu of Cash Distributions	1,424,675	79,504	2,762,233	171,176
Redeemed	(4,046,867)	(217,445)	(8,420,360)	(512,954)
Net Increase (Decrease)—Investor Shares	7,979,081	441,986	9,962,681	645,914
ETF Shares
Issued	1,676,359	29,369	2,058,639	40,430
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(245,047)	(4,600)
Net Increase (Decrease)—ETF Shares	1,676,359	29,369	1,813,592	35,830
Admiral Shares
Issued	9,826,780	319,546	16,593,956	612,810
Issued in Lieu of Cash Distributions	721,188	24,062	1,336,046	49,394
Redeemed	(5,602,378)	(182,610)	(8,078,201)	(298,134)
Net Increase (Decrease)—Admiral Shares	4,945,590	160,998	9,851,801	364,070
Institutional Shares
Issued	5,123,905	41,787	8,656,989	79,359
Issued in Lieu of Cash Distributions	355,997	2,970	640,644	5,917
Redeemed	(4,099,651)	(33,636)	(3,722,015)	(34,393)
Net Increase (Decrease)—Institutional Shares	1,380,251	11,121	5,575,618	50,883
Institutional Plus Shares
Issued	10,818,063	88,676	18,777,456	175,033
Issued in Lieu of Cash Distributions	1,119,696	9,341	2,142,103	19,827
Redeemed	(4,827,800)	(39,328)	(11,281,039)	(101,849)
Net Increase (Decrease)—
Institutional Plus Shares	7,109,959	58,689	9,638,520	93,011
Institutional Select Shares
Issued	1,544,426	12,015	3,749,423	31,833
Issued in Lieu of Cash Distributions	84,914	673	92,578	796
Redeemed	(106,748)	(823)	(160,685)	(1,402)
Net Increase (Decrease)—
Institutional Select Shares	1,522,592	11,865	3,681,316	31,227

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Total International Stock Index Fund

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE
Emerging Markets
ETF	840,065	80,445	221,321	21,114	(417)	5,370	—	719,886
Vanguard Market
Liquidity Fund	7,201,763	NA1	NA1	(548)	550	21,028	—	15,135,878
Total	8,041,828			20,566	133	26,398	—	15,855,764

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,031.72	$0.86
ETF Shares	1,000.00	1,032.14	0.55
Admiral Shares	1,000.00	1,032.18	0.55
Institutional Shares	1,000.00	1,032.38	0.45
Institutional Plus Shares	1,000.00	1,032.47	0.35
Institutional Select Shares	1,000.00	1,032.56	0.23
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$0.85
ETF Shares	1,000.00	1,024.25	0.55
Admiral Shares	1,000.00	1,024.25	0.55
Institutional Shares	1,000.00	1,024.35	0.45
Institutional Plus Shares	1,000.00	1,024.45	0.35
Institutional Select Shares	1,000.00	1,024.57	0.23

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, 0.07% for Institutional Plus Shares, and 0.045% for Institutional Select Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

37

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total International Stock Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since the fund began investing directly in stocks in 2008 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since 2008, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

40

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter. Benchmark returns are adjusted for withholding taxes.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

Independent Trustees

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1132 062018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)

Common Stocks (98.6%)[1]
Argentina (0.0%)
Ternium Argentina SA	390	—

Australia (4.6%)
Commonwealth Bank of Australia	23,796,112	1,281,294
BHP Billiton Ltd.	43,709,564	1,019,716
Westpac Banking Corp.	46,164,595	991,641
National Australia Bank Ltd.	36,980,539	803,925
Australia & New Zealand Banking Group Ltd.	39,944,175	802,969
CSL Ltd.	6,174,853	790,935
Wesfarmers Ltd.	15,410,919	507,015
Woolworths Group Ltd.	17,638,411	368,923
Macquarie Group Ltd.	4,188,313	341,090
Rio Tinto Ltd.	5,616,937	334,289
Woodside Petroleum Ltd.	12,714,133	308,109
Transurban Group	30,166,011	262,859
Scentre Group	69,589,273	210,335
South32 Ltd.	71,098,797	197,302
Insurance Australia Group Ltd.	32,302,232	191,227
Suncorp Group Ltd.	17,641,584	185,550
Westfield Corp.	26,063,037	180,101
Aristocrat Leisure Ltd.	8,676,833	174,063
* Origin Energy Ltd.	23,818,780	173,896
Newcrest Mining Ltd.	10,451,895	165,663
Amcor Ltd.	15,747,988	162,283
Goodman Group	23,777,430	161,771
Brambles Ltd.	21,631,365	160,055
AGL Energy Ltd.	8,901,205	145,068
Treasury Wine Estates Ltd.	9,895,018	141,341
QBE Insurance Group Ltd.	18,652,329	139,307
Telstra Corp. Ltd.	56,624,403	134,632
AMP Ltd.	39,752,820	120,339
ASX Ltd.	2,636,962	115,929
Cochlear Ltd.	765,909	111,463
* Santos Ltd.	24,019,475	110,630
Oil Search Ltd.	18,079,539	106,364
James Hardie Industries plc	5,983,598	105,667
LendLease Group	7,871,660	105,570
Stockland	32,857,659	102,136
Sonic Healthcare Ltd.	5,720,673	101,429
APA Group	16,023,276	100,310
Dexus	13,799,839	98,139
BlueScope Steel Ltd.	7,611,369	93,540
GPT Group	24,487,013	88,793
Aurizon Holdings Ltd.	26,303,114	88,517
Ramsay Health Care Ltd.	1,744,042	84,788
Tabcorp Holdings Ltd.	25,690,121	84,478
Mirvac Group	50,234,363	84,303
Computershare Ltd.	6,612,300	84,119
Caltex Australia Ltd.	3,557,053	82,719
Boral Ltd.	15,997,815	82,330
Medibank Pvt Ltd.	37,442,795	82,291
Vicinity Centres	43,999,961	80,563
Sydney Airport	15,025,194	80,447
Orica Ltd.	5,107,887	76,103
Fortescue Metals Group Ltd.	21,889,568	74,269
SEEK Ltd.	4,686,867	68,175
Alumina Ltd.	33,894,380	66,717
Incitec Pivot Ltd.	23,012,495	65,487
Challenger Ltd.	7,782,867	62,924
Bendigo & Adelaide Bank Ltd.	6,472,672	51,518
Coca-Cola Amatil Ltd.	7,195,934	50,229
Iluka Resources Ltd.	5,637,031	49,487

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Crown Resorts Ltd.	4,851,387	47,087
Qantas Airways Ltd.	10,511,289	45,459
CIMIC Group Ltd.	1,333,191	45,367
Star Entertainment Grp Ltd.	11,252,653	44,530
Macquarie Atlas Roads Group	9,111,538	44,056
Healthscope Ltd.	23,669,719	43,125
Downer EDI Ltd.	8,157,760	41,986
Orora Ltd.	16,461,294	41,286
REA Group Ltd.	679,600	41,144
Link Administration Holdings Ltd.	6,579,585	40,941
Bank of Queensland Ltd.	5,300,601	39,937
ALS Ltd.	6,807,692	39,730
Ansell Ltd.	1,983,229	38,748
Northern Star Resources Ltd.	7,955,261	37,966
Metcash Ltd.	13,256,964	35,782
* Xero Ltd.	1,241,513	35,317
WorleyParsons Ltd.	2,788,548	33,989
Evolution Mining Ltd.	14,176,425	33,888
^ Flight Centre Travel Group Ltd.	765,947	32,087
Whitehaven Coal Ltd.	9,278,252	31,994
IOOF Holdings Ltd.	4,687,398	31,479
AusNet Services	23,907,044	30,861
carsales.com Ltd.	2,861,475	30,713
Magellan Financial Group Ltd.	1,753,113	30,628
DuluxGroup Ltd.	5,263,165	30,601
^ Adelaide Brighton Ltd.	6,156,566	29,703
^ JB Hi-Fi Ltd.	1,536,013	29,614
^ Qube Holdings Ltd.	16,982,895	29,270
CSR Ltd.	6,921,751	29,206
Charter Hall Group	6,511,511	28,819
OZ Minerals Ltd.	4,120,867	28,438
Beach Energy Ltd.	23,685,091	27,934
^ Domino's Pizza Enterprises Ltd.	837,952	26,527
nib holdings Ltd.	6,248,212	26,119
Sims Metal Management Ltd.	2,159,817	26,103
Independence Group NL	6,579,192	25,311
Mineral Resources Ltd.	1,882,561	25,209
Investa Office Fund	7,586,514	24,990
Nufarm Ltd.	3,482,631	23,805
Reliance Worldwide Corp. Ltd.	6,437,070	22,843
Altium Ltd.	1,480,851	22,489
Costa Group Holdings Ltd.	4,114,467	22,427
Regis Resources Ltd.	6,335,070	22,356
BT Investment Management Ltd.	3,251,766	22,340
St. Barbara Ltd.	6,924,129	22,090
Cleanaway Waste Management Ltd.	18,595,975	22,084
Steadfast Group Ltd.	10,720,732	22,075
GrainCorp Ltd. Class A	3,141,894	20,906
^ TPG Telecom Ltd.	4,963,569	20,820
Corporate Travel Management Ltd.	1,107,594	20,622
^ Harvey Norman Holdings Ltd.	7,112,512	18,749
^ Seven Group Holdings Ltd.	1,369,812	18,679
Primary Health Care Ltd.	6,551,503	18,678
Washington H Soul Pattinson & Co. Ltd.	1,261,870	18,405
Perpetual Ltd.	599,993	18,101
Shopping Centres Australasia Property Group	10,006,119	17,870
* NEXTDC Ltd.	3,475,926	17,852
Bapcor Ltd.	3,909,163	17,247
Fairfax Media Ltd.	31,560,888	16,893
Cromwell Property Group	19,732,309	16,061
^ Blackmores Ltd.	175,376	15,523
BWP Trust	6,501,171	15,280
* Lynas Corp. Ltd.	7,859,504	15,147
* Vocus Group Ltd.	8,237,253	15,139

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Breville Group Ltd.	1,756,283	14,990
	Nine Entertainment Co. Holdings Ltd.	8,455,627	14,974
	InvoCare Ltd.	1,517,807	14,834
*	Saracen Mineral Holdings Ltd.	10,356,933	14,559
	IRESS Ltd.	1,851,254	14,523
2	MYOB Group Ltd.	5,925,889	14,449
	Monadelphous Group Ltd.	1,173,295	14,191
	ARB Corp. Ltd.	889,427	13,873
	Charter Hall Retail REIT	4,599,774	13,631
	Platinum Asset Management Ltd.	3,104,978	13,171
	Sirtex Medical Ltd.	627,122	13,116
*,^	Pilbara Minerals Ltd.	19,037,763	12,989
*	Bellamy's Australia Ltd.	953,691	12,919
	SpeedCast International Ltd.	2,907,766	12,915
^	Webjet Ltd.	1,540,999	12,693
	Premier Investments Ltd.	1,066,302	12,590
	Sandfire Resources NL	2,120,572	12,550
	Navitas Ltd.	3,903,153	12,497
^	Bega Cheese Ltd.	2,327,364	12,404
*,^	Galaxy Resources Ltd.	5,342,559	12,116
*,^	Orocobre Ltd.	2,830,600	11,835
	Abacus Property Group	4,335,198	11,762
	Mantra Group Ltd.	3,944,913	11,715
	Pact Group Holdings Ltd.	2,738,835	11,662
	Aveo Group	5,710,561	11,215
	GUD Holdings Ltd.	1,155,393	10,977
	Super Retail Group Ltd.	2,010,988	10,873
^	G8 Education Ltd.	6,058,193	10,292
	McMillan Shakespeare Ltd.	786,914	9,943
	GWA Group Ltd.	3,425,336	9,890
*,^	Mayne Pharma Group Ltd.	19,295,359	9,837
	IDP Education Ltd.	1,694,249	9,792
	Appen Ltd.	1,342,511	9,660
	Brickworks Ltd.	797,157	9,560
*,^	Afterpay Touch Group Ltd.	2,146,919	9,550
	Eclipx Group Ltd.	3,890,102	9,476
	Charter Hall Long Wale REIT	3,048,275	9,358
	Elders Ltd.	1,531,503	9,087
	SmartGroup Corp. Ltd.	1,105,761	9,009
	Ausdrill Ltd.	4,286,039	8,965
	Estia Health Ltd.	3,347,284	8,921
	Viva Energy REIT	5,880,234	8,915
^	APN Outdoor Group Ltd.	2,155,959	8,829
	Southern Cross Media Group Ltd.	10,184,617	8,819
	Western Areas Ltd.	3,417,216	8,800
	Ardent Leisure Group	6,148,675	8,706
*,^	Syrah Resources Ltd.	3,590,011	8,595
	Sigma Healthcare Ltd.	14,690,290	8,536
^	Automotive Holdings Group Ltd.	3,319,049	8,404
	National Storage REIT	6,657,867	7,994
	Bingo Industries Ltd.	4,013,650	7,942
	Domain Holdings Australia Ltd.	3,220,066	7,466
^	WiseTech Global Ltd.	992,936	7,458
	Growthpoint Properties Australia Ltd.	2,853,235	7,366
	Technology One Ltd.	1,931,810	7,176
	Tox Free Solutions Ltd.	2,767,236	7,161
	Aventus Retail Property Fund Ltd.	4,414,386	7,136
	Inghams Group Ltd.	2,454,911	6,927
	Tassal Group Ltd.	2,359,942	6,875
^	Credit Corp. Group Ltd.	508,788	6,846
*	Emeco Holdings Ltd.	32,034,611	6,712
	oOh!media Ltd.	1,837,286	6,709
	Resolute Mining Ltd.	7,723,167	6,596
*,^	Kidman Resources Ltd.	4,441,171	6,525

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	RCR Tomlinson Ltd.	2,082,263	6,346
	Folkestone Education Trust	2,895,217	6,227
*	Gold Road Resources Ltd.	10,442,026	6,221
*	Senex Energy Ltd.	19,546,418	6,067
	Arena REIT	3,511,033	5,876
^	HT&E Ltd.	3,321,474	5,838
^	BWX Ltd.	1,499,936	5,691
^	Genworth Mortgage Insurance Australia Ltd.	3,261,155	5,679
*,^	Mesoblast Ltd.	5,138,939	5,649
*,^	Nanosonics Ltd.	3,073,598	5,535
	FlexiGroup Ltd.	3,541,846	5,476
	Gateway Lifestyle	3,606,849	5,381
	Australian Pharmaceutical Industries Ltd.	5,260,222	5,342
	IPH Ltd.	1,936,813	5,311
	Hotel Property Investments	2,292,966	5,299
	Collins Foods Ltd.	1,312,042	5,280
	Ingenia Communities Group	2,626,910	5,264
*	Westgold Resources Ltd.	4,700,358	5,203
	Regis Healthcare Ltd.	1,735,581	4,987
*,^	Clean TeQ Holdings Ltd.	7,201,504	4,951
	GDI Property Group	5,257,117	4,942
*	NRW Holdings Ltd.	5,129,941	4,918
	Seven West Media Ltd.	11,726,367	4,877
	Asaleo Care Ltd.	4,927,154	4,793
	Rural Funds Group	2,981,176	4,769
*	Australian Agricultural Co. Ltd.	5,755,115	4,748
*	Starpharma Holdings Ltd.	5,328,031	4,743
*	Dacian Gold Ltd.	2,101,825	4,477
^	Japara Healthcare Ltd.	3,094,009	4,416
	Centuria Industrial REIT	2,336,643	4,410
	Greencross Ltd.	1,088,356	4,340
	Accent Group Ltd.	4,555,347	4,280
*,^	Infigen Energy	7,877,801	4,082
*	Perseus Mining Ltd.	11,703,961	4,020
	OFX Group Ltd.	2,963,388	4,006
^	Select Harvests Ltd.	830,965	3,891
	SG Fleet Group Ltd.	1,374,673	3,654
	Cedar Woods Properties Ltd.	774,857	3,565
*	Cardno Ltd.	3,672,873	3,339
^	Myer Holdings Ltd.	10,807,456	3,121
	Virtus Health Ltd.	715,919	3,036
	MACA Ltd.	3,116,439	3,018
	SeaLink Travel Group Ltd.	996,333	2,947
	WPP AUNZ Ltd.	4,240,919	2,925
	Mount Gibson Iron Ltd.	9,281,686	2,895
^	Superloop Ltd.	1,981,173	2,813
	Ainsworth Game Technology Ltd.	1,892,877	2,714
*,^	Highfield Resources Ltd.	4,028,482	2,651
	Cabcharge Australia Ltd.	1,686,106	2,334
*	Karoon Gas Australia Ltd.	2,456,915	2,332
	ERM Power Ltd.	1,817,821	2,331
	Reject Shop Ltd.	397,289	2,202
*,^	Liquefied Natural Gas Ltd.	5,906,148	1,768
*	Village Roadshow Ltd.	1,085,096	1,762
*	Decmil Group Ltd.	1,721,995	1,619
^	Blue Sky Alternative Investments Ltd.	687,188	1,594
^	Retail Food Group Ltd.	2,230,378	1,543
	NZME Ltd.	2,404,527	1,411
	Vita Group Ltd.	1,704,845	1,387
^	iSentia Group Ltd.	2,284,949	1,372
*,3	Quintis Ltd.	4,010,408	891
*	Cash Converters International Ltd.	3,384,141	886
*,^,3	Beadell Resources Ltd.	14,268,772	868
	Sims Metal Management Ltd. ADR	66,577	812

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Thorn Group Ltd.	1,673,903	770
	Fletcher Building Ltd. (XASX)	105,216	462
	Newcrest Mining Ltd. ADR	9,616	153
*,3	SGH Energy Pty Ltd.	5,925,255	—
*,3	DSHE Holdings Ltd.	1,313,373	—
*,3	Jacana Minerals Ltd.	215,615	—
			15,811,923
Austria (0.3%)
	Erste Group Bank AG	3,916,368	191,519
	OMV AG	1,930,325	119,556
	voestalpine AG	1,536,579	81,067
*	Raiffeisen Bank International AG	1,752,213	59,148
	ANDRITZ AG	979,142	52,631
	Wienerberger AG	1,584,890	39,936
*,3	BUWOG AG Acceptance Line	1,014,029	35,573
	IMMOFINANZ AG	13,568,827	35,523
^	CA Immobilien Anlagen AG	940,968	32,629
	Oesterreichische Post AG	453,627	21,785
	Lenzing AG	182,767	21,268
	Telekom Austria AG Class A	1,994,248	19,017
*	Schoeller-Bleckmann Oilfield Equipment AG	148,634	18,375
	UNIQA Insurance Group AG	1,470,171	17,605
	Vienna Insurance Group AG Wiener Versicherung Gruppe	514,554	16,726
	Mayr Melnhof Karton AG	106,352	16,117
	BUWOG AG	434,585	15,246
	S IMMO AG	711,077	14,066
	Verbund AG	441,362	13,669
	Strabag SE	206,647	8,504
	EVN AG	397,480	8,138
	Flughafen Wien AG	136,404	5,543
	Palfinger AG	140,829	5,281
^	DO & CO AG	84,000	5,222
^	Porr AG	123,818	4,407
	Agrana Beteiligungs AG	34,835	4,074
^	Zumtobel Group AG	367,449	3,330
	Kapsch TrafficCom AG	71,027	3,162
^	Semperit AG Holding	116,475	2,569
			871,686
Belgium (0.8%)
^	Anheuser-Busch InBev SA/NV	10,350,281	1,028,142
	KBC Group NV	3,758,059	326,729
	Umicore SA	2,793,598	155,378
	Ageas	2,588,915	138,489
	Solvay SA Class A	946,049	131,569
^	UCB SA	1,639,474	123,477
	Groupe Bruxelles Lambert SA	981,069	112,144
^	Proximus SADP	1,894,285	58,049
	Ackermans & van Haaren NV	301,806	54,460
	Colruyt SA	879,671	49,501
*	Ablynx NV	910,071	49,059
	Cofinimmo SA	287,198	38,125
*	Telenet Group Holding NV	650,500	38,015
	Sofina SA	205,561	35,884
	bpost SA	1,368,377	30,010
	KBC Ancora	486,797	29,407
	Elia System Operator SA/NV	443,654	28,029
	Ontex Group NV	1,091,121	27,969
	Warehouses De Pauw CVA	218,485	26,873
^	Melexis NV	248,575	23,654
	Aedifica SA	232,320	21,067
	Bekaert SA	482,787	20,280
	Barco NV	131,420	16,977
	Befimmo SA	249,708	16,215
	Gimv NV	248,375	14,883

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Tessenderlo Chemie NV (Voting Shares)	349,486	14,652
^	Euronav NV	1,790,816	14,450
	D'ieteren SA/NV	298,996	12,726
	Kinepolis Group NV	174,996	12,228
	Cie d'Entreprises CFE	92,508	11,644
	Econocom Group SA/NV	1,788,725	11,517
*	AGFA-Gevaert NV	2,473,568	8,819
	Orange Belgium SA	379,833	7,884
*,^	Nyrstar (Voting Shares)	951,467	6,566
^	Ion Beam Applications	267,317	5,451
	EVS Broadcast Equipment SA	161,956	5,307
	Greenyard NV	183,101	3,856
	Van de Velde NV	84,350	3,485
	Wereldhave Belgium NV	25,322	2,920
			2,715,890
Brazil (1.7%)
	Vale SA	37,806,119	525,241
	Itau Unibanco Holding SA Preference Shares	34,193,752	497,894
	Banco Bradesco SA Preference Shares	38,877,095	383,644
	Ambev SA	52,972,366	352,776
*	Petroleo Brasileiro SA	41,993,207	295,242
*	Petroleo Brasileiro SA Preference Shares	40,337,075	264,485
	Itausa - Investimentos Itau SA Preference Shares	53,368,568	207,338
	B3 SA - Brasil Bolsa Balcao	26,826,229	193,738
	Banco do Brasil SA	17,340,239	181,659
	Banco Bradesco SA	11,889,007	108,261
^	Itau Unibanco Holding SA ADR	7,129,069	103,585
	Ultrapar Participacoes SA	5,794,362	99,985
	Lojas Renner SA	9,580,740	89,184
	Cielo SA	15,167,914	83,131
	Kroton Educacional SA	20,632,116	82,512
	Vale SA Class B ADR	5,733,258	79,348
	Suzano Papel e Celulose SA	6,266,599	73,449
	BB Seguridade Participacoes SA	9,193,882	72,119
	Telefonica Brasil SA Preference Shares	4,841,693	67,915
*	Petroleo Brasileiro SA ADR Preference Shares	4,731,896	62,224
	Klabin SA	10,241,770	62,067
*	Rumo SA	14,366,168	60,898
	Banco Bradesco SA ADR	6,189,966	60,662
	Lojas Americanas SA Preference Shares	10,318,224	58,760
	Banco Santander Brasil SA	5,373,700	58,458
	Raia Drogasil SA	2,944,593	57,813
	Gerdau SA Preference Shares	11,438,614	54,365
	WEG SA	10,652,723	54,066
	CCR SA	15,160,664	51,759
	Localiza Rent a Car SA	6,338,369	50,462
	Embraer SA	7,889,915	49,864
*	BRF SA	6,750,106	47,786
	Fibria Celulose SA	2,377,705	46,703
	Equatorial Energia SA	2,294,087	46,593
	Hypera SA	5,076,547	45,647
	TIM Participacoes SA	9,902,130	45,084
	Ambev SA ADR	6,546,736	43,339
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	1,600,102	35,960
	JBS SA	14,306,658	35,734
	BR Malls Participacoes SA	11,306,041	35,243
	Cia de Saneamento Basico do Estado de Sao Paulo	3,497,715	35,105
	Estacio Participacoes SA	3,495,122	31,826
	Bradespar SA Preference Shares	3,066,637	31,129
	Magazine Luiza SA	1,003,270	30,560
	Braskem SA Preference Shares	2,212,246	28,828
	Cia Energetica de Minas Gerais Preference Shares	10,986,077	26,531
	Petrobras Distribuidora SA	3,924,193	25,719
	Cosan SA Industria e Comercio	2,109,294	23,952

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Multiplan Empreendimentos Imobiliarios SA	1,245,238	23,645
	Natura Cosmeticos SA	2,501,681	23,002
	CVC Brasil Operadora e Agencia de Viagens SA	1,386,400	22,950
	Energisa SA	2,416,097	22,849
	Qualicorp SA	3,285,770	22,839
	Engie Brasil Energia SA	1,887,119	19,926
	Fleury SA	2,607,682	19,436
	Metalurgica Gerdau SA Preference Shares Class A	8,472,169	18,912
	Centrais Eletricas Brasileiras SA Preference Shares	2,859,718	18,612
	Itau Unibanco Holding SA	1,458,579	18,361
	Sul America SA	2,957,351	18,251
*	Atacadao Distribuicao Comercio e Industria Ltda	3,976,669	17,141
	Banco BTG Pactual SA	2,645,642	16,902
	IRB Brasil Resseguros S/A	1,250,860	16,889
*	Cia Siderurgica Nacional SA	6,609,944	16,566
	Porto Seguro SA	1,270,700	16,395
*	B2W Cia Digital	1,982,625	16,356
	TOTVS SA	1,768,277	16,152
	EDP - Energias do Brasil SA	4,054,673	16,077
	Usinas Siderurgicas de Minas Gerais SA Preference Shares	5,159,129	16,052
	Cia de Saneamento do Parana	953,121	16,052
	Transmissora Alianca de Energia Eletrica SA	2,611,569	15,871
	Smiles Fidelidade SA	763,300	15,688
	MRV Engenharia e Participacoes SA	3,651,712	15,636
	Odontoprev SA	3,613,696	15,504
*	Centrais Eletricas Brasileiras SA	2,836,852	15,443
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,786,700	15,025
	Fibria Celulose SA ADR	764,721	14,958
	M Dias Branco SA	1,170,913	14,707
	Via Varejo SA	1,681,300	14,278
	Lojas Americanas SA	3,228,427	13,741
*	Azul SA Prior Preference Shares.	1,318,800	13,703
	Banco do Estado do Rio Grande do Sul SA Preference Shares	2,387,496	13,692
	Iochpe Maxion SA	1,653,378	13,262
	Cia de Saneamento de Minas Gerais-COPASA	918,417	13,213
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	676,791	13,137
	Embraer SA ADR	502,320	12,668
*	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,289,713	12,576
	Cia Energetica de Sao Paulo Preference Shares	2,453,514	12,291
	Duratex SA	3,962,515	12,103
	Iguatemi Empresa de Shopping Centers SA	1,171,583	11,939
	Telefonica Brasil SA ADR	808,795	11,420
	Sao Martinho SA	2,334,142	11,314
	Cia Brasileira de Distribuicao ADR	501,509	11,204
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,106,910	11,047
	Linx SA	1,653,266	10,552
	Gerdau SA ADR	2,246,023	10,489
*,^	BRF SA ADR	1,288,234	9,185
	Grendene SA	1,109,683	8,657
	Arezzo Industria e Comercio SA	570,746	8,632
	Alpargatas SA Preference Shares	1,917,436	8,544
	Marcopolo SA Preference Shares	7,039,112	8,198
	Cia Hering	1,491,444	8,132
	SLC Agricola SA	589,822	7,529
	Cia Paranaense de Energia Preference Shares	977,050	7,472
	EcoRodovias Infraestrutura e Logistica SA	2,591,562	7,361
	Alupar Investimento SA	1,442,727	7,170
*	Marfrig Global Foods SA	3,118,056	7,049
	AES Tiete Energia SA	2,107,945	6,860
	Light SA	1,336,959	6,694
	Magnesita Refratarios SA	403,725	6,627
*	Gol Linhas Aereas Inteligentes SA Preference Shares	1,115,700	6,185
	Randon Participacoes SA Preference Shares	2,464,483	6,163
	Aliansce Shopping Centers SA	1,200,950	5,900

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Construtora Tenda SA	803,799	5,853
	Dommo Energia SA	14,639,801	5,683
	Centrais Eletricas Brasileiras SA ADR Preference Shares	836,058	5,359
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	938,070	4,900
*	Itausa - Investimentos Itau SA	1,262,534	4,865
	Multiplus SA	594,724	4,855
	TIM Participacoes SA ADR	207,328	4,717
	Instituto Hermes Pardini SA	613,941	4,555
	Braskem SA ADR	172,888	4,478
*,^	Centrais Eletricas Brasileiras SA ADR	805,734	4,440
	Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	261,342	4,428
	Cia Energetica de Minas Gerais ADR	1,842,053	4,402
	QGEP Participacoes SA	1,203,495	4,387
*,^	Cia Siderurgica Nacional SA ADR	1,705,976	4,282
	Ez Tec Empreendimentos e Participacoes SA	741,197	4,253
	BR Properties SA	1,575,123	4,002
	Camil Alimentos SA	1,722,500	3,983
	Tupy SA	717,969	3,873
	Guararapes Confeccoes SA	98,435	3,849
*	Cosan Logistica SA	1,175,924	3,659
	Cia Paranaense de Energia ADR	471,562	3,617
	Mahle-Metal Leve SA	508,034	3,560
	Anima Holding SA	547,284	3,203
*	Even Construtora e Incorporadora SA	2,147,883	2,777
*	Santos Brasil Participacoes SA	2,932,945	2,771
	Ser Educacional SA	583,225	2,764
*	Minerva SA	1,166,191	2,730
*	Cia Energetica de Minas Gerais	1,173,927	2,580
*	Alliar Medicos A Frente SA	591,400	2,449
	Wiz Solucoes e Corretagem de Seguros SA	788,200	2,241
*	Direcional Engenharia SA	1,277,169	2,220
	Movida Participacoes SA	962,100	2,211
	Sonae Sierra Brasil SA	317,260	2,029
	Cia Paranaense de Energia	245,100	1,599
*	JSL SA	760,868	1,531
	Dimed SA Distribuidora da Medicamentos	11,890	1,274
*	Marisa Lojas SA	682,286	1,147
*,^	Gol Linhas Aereas Inteligentes SA ADR	93,510	1,024
*	Petroleo Brasileiro SA ADR	66,574	938
	Cia de Gas de Sao Paulo - COMGAS	30,600	523
^	Gafisa SA ADR	44,589	304
	Cia de Saneamento do Parana Preference Shares	36,801	112
	Klabin SA Preference Shares	62,213	59
*	Iochpe Maxion SA Warrants Expire 04/01/2019	34,886	17
			6,058,330
Canada (6.2%)
	Royal Bank of Canada	19,860,008	1,510,286
	Toronto-Dominion Bank	25,309,166	1,421,429
	Bank of Nova Scotia	16,466,664	1,012,149
	Suncor Energy Inc.	22,382,563	855,940
	Canadian National Railway Co.	10,223,322	789,631
	Enbridge Inc. (XTSE)	22,467,975	680,540
^	Bank of Montreal	8,878,704	674,296
	Canadian Natural Resources Ltd.	16,154,155	582,780
	Canadian Imperial Bank of Commerce	5,989,413	521,668
^	TransCanada Corp.	12,017,783	509,559
	Manulife Financial Corp.	26,899,939	507,641
	Brookfield Asset Management Inc. Class A	11,495,441	455,628
^	Nutrien Ltd.	8,775,465	399,491
^	Canadian Pacific Railway Ltd.	1,976,491	360,647
	Sun Life Financial Inc.	8,357,212	344,976
	Magna International Inc.	4,637,434	273,887
	Alimentation Couche-Tard Inc. Class B	5,728,735	247,675
	Rogers Communications Inc. Class B	4,877,830	230,262

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	National Bank of Canada	4,624,227	219,623
^	Pembina Pipeline Corp.	6,806,091	216,754
	Fairfax Financial Holdings Ltd.	370,173	204,938
	Barrick Gold Corp. (XTSE)	15,046,912	202,508
*	CGI Group Inc. Class A	3,422,476	198,319
	Constellation Software Inc.	271,602	194,112
	Fortis Inc. (XTSE)	5,502,625	184,714
	Franco-Nevada Corp.	2,488,443	176,504
	BCE Inc.	4,081,805	173,229
	Cenovus Energy Inc.	16,720,379	167,471
	Restaurant Brands International Inc. (XTSE)	3,055,419	166,270
	Encana Corp.	13,250,845	165,023
	Teck Resources Ltd. Class B	6,388,466	160,365
	Dollarama Inc.	1,380,312	158,893
	Goldcorp Inc.	11,776,847	156,297
	Thomson Reuters Corp.	3,812,659	153,314
	Intact Financial Corp.	1,893,942	144,411
	Loblaw Cos. Ltd.	2,748,245	139,772
	First Quantum Minerals Ltd.	9,286,261	133,803
	Waste Connections Inc. (XNYS)	1,836,653	132,790
	Agnico Eagle Mines Ltd.	3,135,244	131,934
^	Wheaton Precious Metals Corp.	6,013,618	124,820
	Power Corp. of Canada	5,239,037	124,493
	Waste Connections Inc. (XTSE)	1,720,511	124,353
^	Open Text Corp.	3,464,023	122,298
	Shaw Communications Inc. Class B	5,918,566	121,649
^	Canadian Tire Corp. Ltd. Class A	845,643	115,246
	Imperial Oil Ltd.	3,459,145	107,577
	SNC-Lavalin Group Inc.	2,388,987	104,736
	Onex Corp.	1,370,012	101,474
	Great-West Lifeco Inc.	3,769,501	100,495
	Metro Inc.	3,087,359	97,963
^	Saputo Inc.	2,960,125	95,977
	TELUS Corp.	2,680,178	95,918
*	Bombardier Inc. Class B	29,802,715	92,151
^	Inter Pipeline Ltd.	5,081,394	91,619
	CCL Industries Inc. Class B	1,888,006	91,581
	Power Financial Corp.	3,339,207	86,630
	Gildan Activewear Inc.	2,945,223	85,791
*	Valeant Pharmaceuticals International Inc.	4,645,655	83,871
^	RioCan REIT	4,473,409	81,354
*	BlackBerry Ltd.	7,235,113	75,735
^	CI Financial Corp.	3,512,770	73,924
^	Keyera Corp.	2,737,439	73,705
	CAE Inc.	3,684,608	69,649
	WSP Global Inc.	1,396,096	69,123
	West Fraser Timber Co. Ltd.	1,015,444	68,782
	Methanex Corp.	1,130,331	68,131
	H&R REIT	4,086,084	65,622
*	Kinross Gold Corp.	16,929,595	65,532
^,2	Hydro One Ltd.	4,081,204	64,812
^	Crescent Point Energy Corp.	7,351,628	64,415
^	PrairieSky Royalty Ltd.	2,891,399	64,113
	Tourmaline Oil Corp.	3,396,741	63,890
	Industrial Alliance Insurance & Financial Services Inc.	1,444,592	60,677
*	Seven Generations Energy Ltd. Class A	4,121,177	58,803
^	Husky Energy Inc.	4,172,400	58,364
	Finning International Inc.	2,285,740	57,662
	Lundin Mining Corp.	8,557,365	56,651
	Cameco Corp.	5,345,162	56,285
	Algonquin Power & Utilities Corp.	5,620,234	54,716
^	Canadian Apartment Properties REIT	1,878,942	54,205
*	Stars Group Inc.	1,709,730	53,185
^	ARC Resources Ltd.	4,759,490	53,083

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	George Weston Ltd.	630,898	51,688
*,^	Canopy Growth Corp.	2,178,652	51,092
^	Vermilion Energy Inc.	1,464,076	49,489
	Ritchie Bros Auctioneers Inc.	1,460,958	47,745
	Toromont Industries Ltd.	1,060,270	46,434
	TMX Group Ltd.	743,517	44,844
^	AltaGas Ltd.	2,311,600	44,559
	Empire Co. Ltd.	2,300,934	44,497
^	Kirkland Lake Gold Ltd.	2,540,315	44,319
^	Parkland Fuel Corp.	1,764,697	40,972
	Allied Properties REIT	1,267,943	40,963
	Canadian Utilities Ltd. Class A	1,594,373	40,606
	Quebecor Inc. Class B	2,176,584	40,584
*	Turquoise Hill Resources Ltd.	13,469,926	39,866
^	Stantec Inc.	1,529,460	38,917
^	Canadian REIT	982,288	38,635
*,^	Aurora Cannabis Inc.	6,098,194	38,424
^	Enerplus Corp.	3,295,336	38,242
	SmartCentres REIT	1,683,880	37,771
*	B2Gold Corp.	13,045,873	37,493
	Yamana Gold Inc.	12,955,821	37,234
^	Enbridge Income Fund Holdings Inc.	1,736,948	37,148
^	Premium Brands Holdings Corp.	395,319	37,135
	Chartwell Retirement Residences	3,104,515	35,810
^	Whitecap Resources Inc.	4,870,364	35,277
^	IGM Financial Inc.	1,134,286	34,816
	Linamar Corp.	620,471	34,770
*	IAMGOLD Corp.	6,241,566	34,126
*	Parex Resources Inc.	1,973,831	33,959
	TFI International Inc.	1,171,808	33,924
^	Maxar Technologies Ltd.	748,739	33,881
	New Flyer Industries Inc.	722,028	33,162
	Pan American Silver Corp.	2,027,564	32,689
	First Capital Realty Inc.	2,075,080	32,437
^	Canadian Western Bank	1,187,371	31,507
	Colliers International Group Inc.	459,769	31,229
	Atco Ltd.	1,027,036	31,076
*	Descartes Systems Group Inc.	1,023,207	30,243
	FirstService Corp.	411,260	28,828
	Alamos Gold Inc. Class A	5,193,888	28,074
^	Northland Power Inc.	1,535,880	27,692
	Maple Leaf Foods Inc.	1,115,949	26,900
	Capital Power Corp.	1,399,410	26,572
^	Cominar REIT	2,712,390	26,470
^	Cott Corp.	1,829,311	26,158
	Gibson Energy Inc.	1,927,808	24,879
	Norbord Inc.	587,639	24,266
	Granite REIT	616,148	24,239
	Emera Inc.	774,064	24,109
	Dream Global REIT	2,209,244	23,556
*	Great Canadian Gaming Corp.	792,546	22,617
	Hudbay Minerals Inc.	3,229,670	22,563
	OceanaGold Corp.	8,337,750	22,469
^	Laurentian Bank of Canada	562,128	21,588
*	Kinaxis Inc.	332,122	21,467
*	Canfor Corp.	928,974	21,337
	Jean Coutu Group PJC Inc. Class A	1,103,942	21,143
^	Stella-Jones Inc.	579,445	20,999
	Tahoe Resources Inc.	4,137,945	20,852
^	Osisko Gold Royalties Ltd.	2,114,285	20,633
^	Artis REIT	1,968,777	20,532
	TransAlta Corp.	3,890,144	20,482
^	Peyto Exploration & Development Corp.	2,143,859	20,271
	Dream Office REIT	1,085,551	20,105

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Enercare Inc.	1,466,560	19,829
^	Cineplex Inc.	845,423	19,760
	Element Fleet Management Corp.	5,134,511	19,395
^	Superior Plus Corp.	1,984,465	19,227
	ShawCor Ltd.	979,629	18,952
*	Celestica Inc.	1,645,364	18,940
	Russel Metals Inc.	826,377	18,781
^	Boardwalk REIT	518,119	18,607
*	Air Canada Class B	921,765	18,120
*	MEG Energy Corp.	3,474,492	17,968
	Transcontinental Inc. Class A	851,513	17,933
*	New Gold Inc.	7,632,654	17,893
*	Centerra Gold Inc.	2,929,316	17,887
^	Genworth MI Canada Inc.	549,065	17,747
*	Detour Gold Corp.	2,379,030	17,195
*	Ivanhoe Mines Ltd.	8,260,629	17,049
*	Endeavour Mining Corp.	980,361	16,729
^	CES Energy Solutions Corp.	3,400,509	16,659
*	Raging River Exploration Inc.	2,970,012	16,516
*	SSR Mining Inc.	1,607,054	16,459
^	Innergex Renewable Energy Inc.	1,471,952	15,523
	Winpak Ltd.	416,585	15,464
*,^	NovaGold Resources Inc.	3,188,386	15,297
	Mullen Group Ltd.	1,328,058	15,050
	Enerflex Ltd.	1,212,270	14,814
*,^	Aphria Inc.	1,882,004	14,702
*	NuVista Energy Ltd.	2,201,216	14,452
*,^	First Majestic Silver Corp.	2,220,483	14,423
*,^	Baytex Energy Corp.	3,198,042	14,322
	Martinrea International Inc.	1,169,003	13,948
*	ATS Automation Tooling Systems Inc.	1,016,000	13,903
*	Precision Drilling Corp.	3,894,739	13,893
	North West Co. Inc.	644,360	13,856
*	Paramount Resources Ltd. Class A	957,584	13,671
^	Pason Systems Inc.	977,541	13,666
*	Pretium Resources Inc.	2,024,163	13,621
*	SEMAFO Inc.	4,366,448	13,535
	Enghouse Systems Ltd.	260,355	13,501
	Northview Apartment REIT	671,700	13,346
^	Secure Energy Services Inc.	2,080,804	13,095
*	Kelt Exploration Ltd.	1,973,591	12,481
	Westshore Terminals Investment Corp.	695,324	12,006
*	Torex Gold Resources Inc.	1,164,650	11,974
*	Gran Tierra Energy Inc. (XTSE)	3,626,288	11,947
	ECN Capital Corp.	4,455,680	11,799
*,^	Home Capital Group Inc. Class B	998,133	11,187
^	Birchcliff Energy Ltd.	3,034,200	10,989
	Nevsun Resources Ltd.	3,927,254	10,950
	Barrick Gold Corp. (XNYS)	809,022	10,898
	Aecon Group Inc.	774,320	10,886
^	TORC Oil & Gas Ltd.	1,889,521	10,714
^	TransAlta Renewables Inc.	1,192,985	10,648
*	Eldorado Gold Corp.	10,627,716	10,098
^	Hudson's Bay Co.	1,346,957	9,526
*,^	Canadian Solar Inc.	586,669	9,170
	Cascades Inc.	877,452	8,372
	Cogeco Communications Inc.	153,454	8,176
	Ensign Energy Services Inc.	1,685,244	8,072
*,^	Sierra Wireless Inc.	449,157	7,780
*	Advantage Oil & Gas Ltd.	2,424,124	7,722
^	Extendicare Inc.	1,182,289	7,670
	Dorel Industries Inc. Class B	348,053	7,522
^	Corus Entertainment Inc. Class B	1,493,585	7,445
*	Obsidian Energy Ltd.	6,483,517	7,171

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Fortis Inc. (XYNS)	200,103	6,701
*	Alacer Gold Corp.	3,937,409	6,532
*	China Gold International Resources Corp. Ltd.	3,135,742	6,374
	Just Energy Group Inc.	1,373,005	5,742
*	Gran Tierra Energy Inc. (XASE)	1,715,351	5,678
*,^	ProMetic Life Sciences Inc.	9,188,612	5,654
^	First National Financial Corp.	213,334	4,411
	Morguard REIT	379,196	3,931
	Restaurant Brands International Inc. (XNYS)	70,000	3,809
	Trisura Group Ltd.	59,462	1,146
	Enbridge Inc. (XYNS)	31,224	945
*	Osisko Gold Royalties Warrants Expire 02/26/2019	38,586	17
*,^,3	Great Basin Gold Ltd.	2,279,068	4
*	Poseidon Concepts Corp.	320,721	1
			21,468,829
Chile (0.3%)
	Empresas COPEC SA	5,742,105	93,739
	Enel Americas SA	349,604,371	79,854
	SACI Falabella	7,674,687	74,291
	Latam Airlines Group SA	4,543,133	69,673
	Empresas CMPC SA	15,111,661	61,628
	Banco Santander Chile	711,611,828	59,077
	Banco de Chile	351,833,497	58,102
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	1,038,979	56,900
	Cencosud SA	18,178,405	53,996
	Banco de Credito e Inversiones SA	626,010	47,286
	Enel Chile SA	340,288,032	42,370
	Cia Cervecerias Unidas SA	1,946,954	26,947
	Parque Arauco SA	7,799,360	24,163
	Aguas Andinas SA Class A	36,084,917	23,981
	Itau CorpBanca	2,299,343,785	23,505
	Colbun SA	92,994,303	23,139
	Empresa Nacional de Telecomunicaciones SA	1,732,083	20,450
	Embotelladora Andina SA Preference Shares	3,485,507	17,343
	Engie Energia Chile SA	6,512,168	14,023
^	Sociedad Quimica y Minera de Chile SA ADR	237,405	13,031
	Vina Concha y Toro SA	5,867,166	12,939
	CAP SA	1,028,663	11,960
	SONDA SA	6,057,574	11,159
	Banco Santander Chile ADR	333,877	11,028
	Inversiones Aguas Metropolitanas SA	5,635,846	10,686
	AES Gener SA	36,713,149	10,260
	Ripley Corp. SA	8,373,183	9,026
	Inversiones La Construccion SA	438,435	8,716
*	Cia Sud Americana de Vapores SA	189,952,992	8,517
	Salfacorp SA	4,304,772	8,215
	Enel Americas SA ADR	540,468	6,134
	Enel Chile SA ADR	952,718	5,926
*	SMU SA	15,935,087	5,036
	Forus SA	1,130,159	4,238
	Besalco SA	3,236,010	3,730
*	Sociedad de Inversiones Oro Blanco SA	326,621,234	3,317
^	Latam Airlines Group SA ADR	203,475	3,107
			1,017,492
China (6.5%)
	Tencent Holdings Ltd.	75,153,838	3,694,783
*	Alibaba Group Holding Ltd. ADR	11,006,288	1,965,063
	China Construction Bank Corp.	1,216,185,489	1,274,148
	Industrial & Commercial Bank of China Ltd.	1,063,510,020	933,636
*	Baidu Inc. ADR	2,816,044	706,545
	China Mobile Ltd.	71,952,148	685,452
	Ping An Insurance Group Co. of China Ltd.	67,880,112	663,284
	Bank of China Ltd.	1,035,935,553	562,338
	CNOOC Ltd.	216,282,151	365,887

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
China Petroleum & Chemical Corp.	347,415,899	338,334
China Life Insurance Co. Ltd.	101,308,016	287,305
* JD.com Inc. ADR	7,694,384	280,922
China Merchants Bank Co. Ltd.	51,417,517	224,201
PetroChina Co. Ltd.	282,705,469	208,317
Country Garden Holdings Co. Ltd.	100,455,185	204,835
Agricultural Bank of China Ltd.	347,287,504	195,805
NetEase Inc. ADR	743,628	191,164
China Overseas Land & Investment Ltd.	52,208,617	174,932
Geely Automobile Holdings Ltd.	65,510,726	172,295
China Pacific Insurance Group Co. Ltd.	35,149,552	155,104
* Ctrip.com International Ltd. ADR	3,737,560	152,866
CSPC Pharmaceutical Group Ltd.	59,379,084	151,242
Sunny Optical Technology Group Co. Ltd.	8,878,803	144,881
China Resources Land Ltd.	36,416,022	136,769
^ Sunac China Holdings Ltd.	29,795,044	126,561
* China Evergrande Group	39,848,554	126,223
New Oriental Education & Technology Group Inc. ADR	1,368,553	122,951
Sino Biopharmaceutical Ltd.	57,490,542	121,064
China Shenhua Energy Co. Ltd.	46,267,112	113,487
* China Unicom Hong Kong Ltd.	80,230,104	113,449
PICC Property & Casualty Co. Ltd.	60,878,628	108,983
Shenzhou International Group Holdings Ltd.	9,737,788	106,300
TAL Education Group ADR	2,861,099	104,201
CITIC Ltd.	66,552,492	101,493
Anhui Conch Cement Co. Ltd.	16,110,845	100,556
ENN Energy Holdings Ltd.	9,917,288	92,742
ANTA Sports Products Ltd.	16,243,632	92,689
China Resources Beer Holdings Co. Ltd.	21,469,025	92,466
China Telecom Corp. Ltd.	188,499,459	91,372
* 58.com Inc. ADR	1,039,793	90,867
Hengan International Group Co. Ltd.	9,774,209	86,925
Bank of Communications Co. Ltd.	105,702,445	86,495
China CITIC Bank Corp. Ltd.	112,776,183	80,618
* SINA Corp.	833,142	79,598
China Gas Holdings Ltd.	21,430,077	75,941
CITIC Securities Co. Ltd.	30,840,264	75,180
China Vanke Co. Ltd.	17,885,677	73,919
* BeiGene Ltd. ADR	420,040	71,230
China Communications Construction Co. Ltd.	60,265,656	69,437
China Conch Venture Holdings Ltd.	22,045,500	68,442
* Vipshop Holdings Ltd. ADR	4,369,764	67,644
China Minsheng Banking Corp. Ltd.	71,837,117	67,225
Brilliance China Automotive Holdings Ltd.	37,593,604	66,936
China Taiping Insurance Holdings Co. Ltd.	19,759,888	66,080
^ BYD Co. Ltd.	9,354,044	65,395
Fosun International Ltd.	30,464,281	64,736
^ China National Building Material Co. Ltd.	54,895,072	64,134
Haitong Securities Co. Ltd.	46,325,852	63,254
Guangdong Investment Ltd.	39,570,149	61,248
Longfor Properties Co. Ltd.	19,910,566	59,547
Sinopharm Group Co. Ltd.	14,015,497	59,099
Haier Electronics Group Co. Ltd.	16,627,569	57,528
^ Fullshare Holdings Ltd.	104,398,856	57,316
Guangzhou Automobile Group Co. Ltd.	30,119,836	55,171
New China Life Insurance Co. Ltd.	11,819,572	55,108
2 Postal Savings Bank of China Co. Ltd.	79,358,000	54,368
Autohome Inc. ADR	556,603	54,297
2 People's Insurance Co. Group of China Ltd.	114,959,839	54,121
China Everbright International Ltd.	35,853,033	50,289
China Resources Power Holdings Co. Ltd.	25,577,591	49,061
CRRC Corp. Ltd.	54,799,547	48,436
Lenovo Group Ltd.	101,713,164	48,291
ZTO Express Cayman Inc. ADR	2,922,749	48,225

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
2	Huatai Securities Co. Ltd.	23,270,236	47,136
	China Cinda Asset Management Co. Ltd.	130,358,515	46,526
2	China Huarong Asset Management Co. Ltd.	131,886,999	45,423
	China Longyuan Power Group Corp. Ltd.	46,210,215	45,389
	China Jinmao Holdings Group Ltd.	78,500,341	44,437
^	Great Wall Motor Co. Ltd.	42,340,947	43,916
	Shimao Property Holdings Ltd.	16,345,078	43,234
	Dongfeng Motor Group Co. Ltd.	38,715,373	42,813
*,2	Wuxi Biologics Cayman Inc.	4,704,020	42,670
2	CGN Power Co. Ltd.	155,201,733	42,324
	China Railway Group Ltd.	52,191,594	41,833
	China Medical System Holdings Ltd.	16,855,327	41,275
*	Weibo Corp. ADR	353,951	40,534
	TravelSky Technology Ltd.	13,792,297	40,288
*,^	China Molybdenum Co. Ltd.	53,472,429	40,183
	China Resources Gas Group Ltd.	10,862,453	39,948
*	China First Capital Group Ltd.	42,405,018	38,717
	Kingboard Chemical Holdings Ltd.	9,455,952	38,470
*	YY Inc. ADR	398,667	38,427
	Huaneng Power International Inc.	58,050,082	38,365
	China Merchants Port Holdings Co. Ltd.	16,940,862	37,852
	Agile Group Holdings Ltd.	19,108,613	37,694
	GF Securities Co. Ltd.	20,783,342	36,591
*	Zhuzhou CRRC Times Electric Co. Ltd.	6,862,391	36,384
	Zijin Mining Group Co. Ltd.	78,161,045	35,454
	Beijing Enterprises Holdings Ltd.	7,093,819	35,433
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	6,525,129	35,394
	Kingsoft Corp. Ltd.	11,681,056	34,685
	China Lodging Group Ltd. ADR	247,246	34,530
	CIFI Holdings Group Co. Ltd.	43,802,714	34,492
*	Momo Inc. ADR	957,671	33,423
	Beijing Enterprises Water Group Ltd.	57,453,802	33,357
*,^	Genscript Biotech Corp.	9,954,198	33,183
	Yanzhou Coal Mining Co. Ltd.	26,513,080	33,176
	Guangzhou R&F Properties Co. Ltd.	13,938,467	33,140
*,3	ZTE Corp.	10,263,660	32,914
2	China Galaxy Securities Co. Ltd.	49,756,223	32,682
	Air China Ltd.	24,765,885	32,649
	Kunlun Energy Co. Ltd.	37,624,777	32,215
	China State Construction International Holdings Ltd.	24,466,595	31,820
	Shanghai Pharmaceuticals Holding Co. Ltd.	11,629,970	31,746
	Nine Dragons Paper Holdings Ltd.	21,112,708	31,489
	Sinopec Shanghai Petrochemical Co. Ltd.	47,335,669	31,431
	Beijing Capital International Airport Co. Ltd.	22,965,443	31,278
*,2	China Resources Pharmaceutical Group Ltd.	22,591,500	31,232
	China Railway Construction Corp. Ltd.	25,898,795	30,670
	Huaneng Renewables Corp. Ltd.	68,518,925	30,429
*	Aluminum Corp. of China Ltd.	53,326,772	30,118
	Weichai Power Co. Ltd.	26,015,602	30,117
	Chongqing Rural Commercial Bank Co. Ltd.	38,410,469	29,383
	China Traditional Chinese Medicine Holdings Co. Ltd.	33,670,281	28,952
*,2	3SBio Inc.	13,172,425	28,303
	Far East Horizon Ltd.	28,400,973	28,182
*	China Biologic Products Holdings Inc.	322,071	27,978
	China Southern Airlines Co. Ltd.	25,965,983	27,959
	Sino-Ocean Group Holding Ltd.	39,173,431	27,201
	Tsingtao Brewery Co. Ltd.	5,079,892	26,301
	China Resources Cement Holdings Ltd.	24,376,511	25,573
	China Everbright Ltd.	11,617,535	25,565
	Shenzhen International Holdings Ltd.	11,636,990	25,426
	Yangzijiang Shipbuilding Holdings Ltd.	29,055,816	25,373
	China Oilfield Services Ltd.	24,829,700	24,772
*	Li Ning Co. Ltd.	21,697,714	24,431
^	Zhongsheng Group Holdings Ltd.	8,432,952	24,175

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^	Kingdee International Software Group Co. Ltd.	24,777,600	24,053
^	Luye Pharma Group Ltd.	22,467,070	23,819
2	Fuyao Glass Industry Group Co. Ltd.	6,894,889	23,698
	Jiangsu Expressway Co. Ltd.	16,881,456	23,147
*	Jiayuan International Group Ltd.	12,445,085	23,092
	Jiangxi Copper Co. Ltd.	15,882,752	22,580
*,^,2	Guotai Junan Securities Co. Ltd.	9,632,212	22,579
	KWG Property Holding Ltd.	16,725,091	22,529
*	Landing International Development Ltd.	992,651,337	22,508
	Lee & Man Paper Manufacturing Ltd.	20,133,457	22,177
	China Everbright Bank Co. Ltd.	43,481,740	21,730
2	China International Capital Corp. Ltd.	9,556,474	21,623
	China Communications Services Corp. Ltd.	34,182,788	21,461
	AviChina Industry & Technology Co. Ltd.	33,839,046	21,336
*,^	Alibaba Health Information Technology Ltd.	42,182,764	21,213
	COSCO SHIPPING Ports Ltd.	23,944,593	21,059
	Haitian International Holdings Ltd.	7,834,937	20,851
*	GCL-Poly Energy Holdings Ltd.	168,418,576	20,833
2	Sinopec Engineering Group Co. Ltd.	19,910,712	20,528
	Zhejiang Expressway Co. Ltd.	19,974,733	20,512
	Logan Property Holdings Co. Ltd.	13,713,180	20,106
	Future Land Holdings Co. Ltd. Class A	3,969,053	19,781
*,2	Meitu Inc.	18,539,792	19,551
	Inner Mongolia Yitai Coal Co. Ltd. Class B	15,079,543	19,544
	China Oriental Group Co. Ltd.	27,106,421	19,424
2	Dali Foods Group Co. Ltd.	27,983,303	19,372
	Yuexiu Property Co. Ltd.	85,974,472	19,343
	China Reinsurance Group Corp.	91,611,424	19,300
	SSY Group Ltd.	18,946,894	19,145
	Kingboard Laminates Holdings Ltd.	14,203,064	18,931
*,^	Alibaba Pictures Group Ltd.	166,662,352	18,774
	Shenzhen Investment Ltd.	46,444,696	18,771
	Future Land Development Holdings Ltd.	22,210,888	18,392
	Chinasoft International Ltd.	24,990,000	18,365
^,2	BAIC Motor Corp. Ltd.	18,339,108	17,703
	China Power International Development Ltd.	65,481,326	17,553
2	Legend Holdings Corp.	5,237,130	17,481
	China Eastern Airlines Corp. Ltd.	21,022,855	17,366
*,^	COSCO SHIPPING Holdings Co. Ltd.	33,889,640	17,214
*,2	China Merchants Securities Co. Ltd.	12,191,400	17,075
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	11,871,235	16,979
*,^,2	China Literature Ltd.	2,080,400	16,758
2	China Railway Signal & Communication Corp. Ltd.	21,479,232	16,746
^	GOME Retail Holdings Ltd.	155,156,766	16,690
	Shanghai Industrial Holdings Ltd.	6,335,413	16,613
*	51job Inc. ADR	198,531	16,387
*,^	CMBC Capital Holdings Ltd.	206,080,633	16,161
^	Angang Steel Co. Ltd.	14,990,463	16,069
	Sinotrans Ltd.	28,040,140	16,066
	BYD Electronic International Co. Ltd.	10,412,000	15,876
*,^	Kaisa Group Holdings Ltd.	27,417,233	14,646
*	Health and Happiness H&H International Holdings Ltd.	2,029,624	14,578
^	BBMG Corp.	31,878,240	14,540
*	Shanghai Electric Group Co. Ltd.	38,772,684	14,077
^	Xinjiang Goldwind Science & Technology Co. Ltd.	7,344,958	13,908
	Shandong Weigao Group Medical Polymer Co. Ltd.	22,501,672	13,828
^	Greentown China Holdings Ltd.	10,476,601	13,806
	Tong Ren Tang Technologies Co. Ltd.	8,526,000	13,706
	China Aoyuan Property Group Ltd.	16,911,364	13,586
	Sihuan Pharmaceutical Holdings Group Ltd.	56,007,128	13,536
	Chongqing Changan Automobile Co. Ltd. Class B	14,436,413	13,485
^	China Yongda Automobiles Services Holdings Ltd.	11,744,074	13,421
	Metallurgical Corp. of China Ltd.	41,584,243	13,278
	Yuzhou Properties Co. Ltd.	18,183,654	13,227

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	SOHO China Ltd.	25,716,506	13,205
	Tianneng Power International Ltd.	9,060,000	13,073
*	Sohu.com Inc.	420,307	13,021
*	Datang International Power Generation Co. Ltd.	39,643,332	12,984
^	China Coal Energy Co. Ltd.	29,056,362	12,597
^	China Maple Leaf Educational Systems Ltd.	9,064,000	12,560
	China Agri-Industries Holdings Ltd.	29,864,153	12,535
	Skyworth Digital Holdings Ltd.	27,029,000	12,282
*,^,2	ZhongAn Online P&C Insurance Co. Ltd.	1,765,869	12,267
	China ZhengTong Auto Services Holdings Ltd.	15,103,733	12,213
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	3,160,602	12,159
*	Poly Property Group Co. Ltd.	25,944,002	12,058
	Lonking Holdings Ltd.	26,371,000	11,984
	China Water Affairs Group Ltd.	12,584,000	11,943
	Dongyue Group Ltd.	14,339,406	11,938
2	Fu Shou Yuan International Group Ltd.	12,315,000	11,747
^,2	Red Star Macalline Group Corp. Ltd.	8,631,097	11,590
*	Maanshan Iron & Steel Co. Ltd.	23,392,097	11,482
	Hollysys Automation Technologies Ltd.	520,378	11,480
2	Qingdao Port International Co. Ltd.	13,918,000	11,435
	Yanlord Land Group Ltd.	8,837,064	11,269
	Wuxi Little Swan Co. Ltd. Class B	1,765,514	11,251
	Guangshen Railway Co. Ltd.	19,371,673	11,233
	Fufeng Group Ltd.	19,839,600	11,056
^	Zhaojin Mining Industry Co. Ltd.	14,036,452	10,988
*,^,2	Zhou Hei Ya International Holdings Co. Ltd.	12,501,000	10,979
	Times China Holdings Ltd.	7,486,413	10,877
	China SCE Property Holdings Ltd.	21,513,407	10,796
	China Resources Phoenix Healthcare Holdings Co. Ltd.	8,242,569	10,774
^	China Zhongwang Holdings Ltd.	18,881,219	10,579
	Sinotruk Hong Kong Ltd.	8,931,801	10,465
^	Tongda Group Holdings Ltd.	47,191,284	10,452
*,^	Baozun Inc. ADR	223,362	10,272
*,^	Fang Holdings Ltd. ADR	2,047,767	10,239
*,^	CAR Inc.	10,483,858	9,997
*	COSCO SHIPPING Development Co. Ltd.	53,352,293	9,880
*,^	HengTen Networks Group Ltd.	253,486,325	9,741
*,2	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.	2,299,962	9,737
*,2	YiChang HEC ChangJiang Pharmaceutical Co. Ltd.	2,047,331	9,722
	China Lesso Group Holdings Ltd.	12,612,000	9,720
*	iQIYI Inc. ADR	538,477	9,709
	Lao Feng Xiang Co. Ltd. Class B	2,649,181	9,555
	Powerlong Real Estate Holdings Ltd.	18,526,000	9,553
2	Orient Securities Co. Ltd.	11,032,828	9,486
	Shenzhen Expressway Co. Ltd.	9,286,784	9,424
*,^	Noah Holdings Ltd. ADR	182,089	9,409
*	iKang Healthcare Group Inc. ADR	471,152	9,390
	Greatview Aseptic Packaging Co. Ltd.	14,167,000	9,389
2	Hua Hong Semiconductor Ltd.	4,159,000	9,385
*,^	Digital China Holdings Ltd.	16,464,998	9,383
	Huadian Fuxin Energy Corp. Ltd.	32,638,143	9,262
*	Skyfame Realty Holdings Ltd.	12,991,865	9,132
	Livzon Pharmaceutical Group Inc.	1,261,244	9,085
	Shandong Chenming Paper Holdings Ltd. Class B	6,301,672	8,905
*	Ronshine China Holdings Ltd.	5,996,500	8,895
^	Huadian Power International Corp. Ltd.	21,850,358	8,867
	China International Marine Containers Group Co. Ltd.	5,516,284	8,779
	Hopson Development Holdings Ltd.	8,245,525	8,772
	Greentown Service Group Co. Ltd.	10,542,808	8,768
2	Universal Medical Financial & Technical Advisory Services Co. Ltd.	9,451,500	8,718
	COSCO SHIPPING Energy Transportation Co. Ltd.	17,448,804	8,616
*,^	Lifetech Scientific Corp.	27,798,903	8,457
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	19,456,346	8,357
*,^	Tibet Water Resources Ltd.	19,221,000	8,278

			Market
			Value
		Shares	($000)
	China Suntien Green Energy Corp. Ltd.	24,703,000	8,260
*,^	CIMC Enric Holdings Ltd.	7,790,062	8,058
	Anhui Gujing Distillery Co. Ltd. Class B	1,557,913	8,037
^	NetDragon Websoft Holdings Ltd.	3,333,008	8,033
	China Shineway Pharmaceutical Group Ltd.	3,913,000	8,024
*	Yihai International Holding Ltd.	5,716,565	7,809
	Shanghai Jin Jiang International Hotels Group Co. Ltd.	18,676,000	7,724
	China Dongxiang Group Co. Ltd.	42,153,402	7,716
2	CSC Financial Co. Ltd.	9,109,000	7,518
*	Beijing Enterprises Clean Energy Group Ltd.	245,308,601	7,503
	Beijing Jingneng Clean Energy Co. Ltd.	29,561,115	7,427
	China Machinery Engineering Corp.	12,733,845	7,398
	Beijing Capital Land Ltd.	13,884,000	7,394
*,2	China Everbright Greentech Ltd.	7,886,016	7,359
^	China South City Holdings Ltd.	33,623,689	7,311
*,^	BEST Inc. ADR	640,157	7,138
^	China Overseas Grand Oceans Group Ltd.	16,053,250	6,969
^	China High Speed Transmission Equipment Group Co. Ltd.	4,768,000	6,945
2	Redco Group	11,081,901	6,941
	Xtep International Holdings Ltd.	11,877,500	6,900
*,^,2	China Yuhua Education Corp. Ltd.	13,008,402	6,822
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	2,614,092	6,645
*,^	SMI Holdings Group Ltd.	15,387,200	6,644
	China BlueChemical Ltd.	24,922,105	6,550
*,^,3	China Shanshui Cement Group Ltd.	11,479,000	6,435
^	Vinda International Holdings Ltd.	3,695,528	6,389
	Sinopec Kantons Holdings Ltd.	13,484,000	6,378
*	Shandong Chenming Paper Holdings Ltd.	4,197,126	6,373
	China Lilang Ltd.	5,069,000	6,357
^	Yuexiu Transport Infrastructure Ltd.	8,338,000	6,287
*	West China Cement Ltd.	30,628,000	6,212
	Bank of Chongqing Co. Ltd.	8,101,500	6,124
^,2	Tian Ge Interactive Holdings Ltd.	7,009,000	5,975
	Shanghai Baosight Software Co. Ltd. Class B	3,203,610	5,970
^,2	Cosmo Lady China Holdings Co. Ltd.	9,313,871	5,962
*,2	China Metal Resources Utilization Ltd.	9,108,422	5,952
*,^	Bitauto Holdings Ltd. ADR	280,968	5,948
	BOE Technology Group Co. Ltd. Class B	13,776,876	5,943
*,^	Q Technology Group Co. Ltd.	4,809,682	5,856
*	Global Cord Blood Corp.	624,442	5,839
	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	11,203,243	5,772
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	5,558,341	5,751
	Central China Securities Co. Ltd.	14,666,489	5,591
	Dah Chong Hong Holdings Ltd.	10,440,000	5,545
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	2,669,034	5,459
	CSG Holding Co. Ltd. Class B	10,352,018	5,442
	Dazhong Transportation Group Co. Ltd. Class B	9,331,681	5,410
*,^	Huayi Tencent Entertainment Co. Ltd.	93,700,000	5,390
*,^	Carnival Group International Holdings Ltd.	122,853,914	5,389
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	2,158,438	5,387
	Hisense Kelon Electrical Holdings Co. Ltd.	5,207,000	5,288
	China Overseas Property Holdings Ltd.	17,623,560	5,267
	Texhong Textile Group Ltd.	3,775,397	5,260
*	C C Land Holdings Ltd.	22,650,000	5,165
*,^	Xunlei Ltd. ADR	389,340	5,058
*,2	Haichang Ocean Park Holdings Ltd.	20,530,000	5,003
	Greenland Hong Kong Holdings Ltd.	10,642,000	4,903
*,^	JinkoSolar Holding Co. Ltd. ADR	265,344	4,877
	Anhui Expressway Co. Ltd.	6,550,341	4,843
	Xinhua Winshare Publishing and Media Co. Ltd.	6,202,000	4,840
*,^	COSCO Shipping International Singapore Co. Ltd.	13,722,516	4,809
*,^	O-Net Technologies Group Ltd.	7,498,000	4,789
	Sinotrans Shipping Ltd.	17,876,000	4,629
*,^,2	Ozner Water International Holding Ltd.	16,945,000	4,577

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
^	CT Environmental Group Ltd.	29,718,000	4,522
^	Fantasia Holdings Group Co. Ltd.	22,723,500	4,469
^	CSSC Offshore and Marine Engineering Group Co. Ltd.	3,393,127	4,410
*,^	China Grand Pharmaceutical and Healthcare Holdings Ltd.	5,907,956	4,408
*,^	Sinopec Oilfield Service Corp.	29,709,357	4,361
	China Foods Ltd.	9,459,157	4,342
^	Chaowei Power Holdings Ltd.	7,639,000	4,266
	Huaxin Cement Co. Ltd. Class B	3,099,854	4,242
*,^	FDG Electric Vehicles Ltd.	133,085,000	4,158
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	3,167,067	4,127
*	Dongfang Electric Corp. Ltd.	5,286,183	4,124
*	21Vianet Group Inc. ADR	781,757	4,120
	Huangshan Tourism Development Co. Ltd. Class B	3,249,500	4,060
	Guangdong Provincial Expressway Development Co. Ltd. Class B	4,638,800	3,983
	Sichuan Expressway Co. Ltd.	11,484,513	3,966
^	Sinosoft Technology Group Ltd.	9,453,000	3,959
*,^	Beijing Gas Blue Sky Holdings Ltd.	59,920,000	3,883
	China Oil & Gas Group Ltd.	51,266,000	3,829
^	Wasion Group Holdings Ltd.	6,790,000	3,803
^	Dongjiang Environmental Co. Ltd.	2,693,485	3,801
*,^	Grand Baoxin Auto Group Ltd.	8,954,191	3,737
	Weifu High-Technology Group Co. Ltd. Class B	1,718,354	3,709
*	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	4,921,701	3,669
^	TCL Multimedia Technology Holdings Ltd.	8,036,999	3,661
*	AVIC International Holding HK Ltd.	84,903,088	3,644
	Xingda International Holdings Ltd.	10,171,000	3,633
	Sany Heavy Equipment International Holdings Co. Ltd.	11,631,269	3,606
	Shanghai Industrial Urban Development Group Ltd.	16,686,000	3,589
^	PAX Global Technology Ltd.	7,926,000	3,585
^	SIIC Environment Holdings Ltd.	10,888,580	3,566
^,2	Cogobuy Group	7,334,000	3,547
*	Hi Sun Technology China Ltd.	23,118,000	3,538
	Bosideng International Holdings Ltd.	34,328,459	3,525
	Guangdong Electric Power Development Co. Ltd. Class B	9,555,450	3,524
	Luthai Textile Co. Ltd. Class B	3,186,283	3,498
*	Leyou Technologies Holdings Ltd.	13,609,646	3,479
	Changyou.com Ltd. ADR	181,789	3,459
2	Everbright Securities Co. Ltd.	2,843,577	3,412
	Colour Life Services Group Co. Ltd.	3,994,000	3,398
	China Merchants Land Ltd.	16,114,000	3,382
	CPMC Holdings Ltd.	5,480,000	3,379
*,3	Coolpad Group Ltd.	36,597,200	3,357
^	Dalian Port PDA Co. Ltd.	20,312,096	3,300
*	China Water Industry Group Ltd.	15,788,000	3,251
*,^	Hybrid Kinetic Group Ltd.	202,566,000	3,235
	Shandong Airlines Co. Ltd. Class B	1,735,020	3,217
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	2,287,084	3,171
	Beijing North Star Co. Ltd.	8,815,124	3,140
*	Hangzhou Steam Turbine Co. Ltd. Class B	3,454,046	3,114
	Shanghai Highly Group Co. Ltd. Class B	3,435,910	3,110
	Shanghai Shibei Hi-Tech Co. Ltd. Class B	6,211,826	3,098
^	CITIC Resources Holdings Ltd.	27,389,068	3,085
*,2,3	Tianhe Chemicals Group Ltd.	20,635,827	3,076
*	Sinolink Worldwide Holdings Ltd.	25,592,000	3,037
	361 Degrees International Ltd.	9,598,000	3,035
	Guorui Properties Ltd.	9,168,000	3,021
^	China Aerospace International Holdings Ltd.	28,298,811	3,018
	Shanghai Bailian Group Co. Ltd. Class B	2,473,433	2,949
^	China All Access Holdings Ltd.	11,154,000	2,910
	Shanghai Diesel Engine Co. Ltd. Class B	4,307,040	2,895
*,^	Yashili International Holdings Ltd.	12,649,000	2,876
	Concord New Energy Group Ltd.	60,800,000	2,856
*,^	Sinofert Holdings Ltd.	23,823,945	2,835
	Shanghai Huayi Group Corp. Ltd. Class B	3,102,853	2,808

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^	Chiho Environmental Group Ltd.	5,718,000	2,800
	Weiqiao Textile Co.	5,789,000	2,797
	Shanghai Haixin Group Co. Class B	4,793,425	2,790
	China Electronics Optics Valley Union Holding Co. Ltd.	33,588,000	2,765
	China Fangda Group Co. Ltd. Class B	4,894,058	2,755
	China National Accord Medicines Corp. Ltd. Class B	657,373	2,747
	Ajisen China Holdings Ltd.	5,779,000	2,736
	Tiangong International Co. Ltd.	12,159,537	2,700
	Tianjin Port Development Holdings Ltd.	19,514,000	2,699
	Qingling Motors Co. Ltd.	8,414,000	2,690
*	China Minsheng Financial Holding Corp. Ltd.	88,948,093	2,680
*,^	North Mining Shares Co. Ltd.	144,060,000	2,661
	Minmetals Land Ltd.	13,893,000	2,639
*	China Yurun Food Group Ltd.	16,766,413	2,634
*,^	China Power Clean Energy Development Co. Ltd.	4,620,500	2,629
	Comba Telecom Systems Holdings Ltd.	18,380,303	2,612
*	Shougang Concord International Enterprises Co. Ltd.	95,104,000	2,610
	Harbin Electric Co. Ltd.	8,766,187	2,574
*,^	China Modern Dairy Holdings Ltd.	15,145,500	2,569
*	Shang Gong Group Co. Ltd. Class B	2,999,096	2,549
3	Shenzhen Chiwan Wharf Holdings Ltd. Class B	1,530,596	2,547
*	Glorious Property Holdings Ltd.	31,380,000	2,542
^	Tianjin Capital Environmental Protection Group Co. Ltd.	4,535,162	2,463
*,^,3	Midas Holdings Ltd.	16,595,800	2,403
*,^,3	Hanergy Thin Film Power Group Ltd.	84,704,000	2,403
	Dawnrays Pharmaceutical Holdings Ltd.	4,212,000	2,390
*	Rentian Technology Holdings Ltd.	50,450,000	2,370
*,2	China Logistics Property Holdings Co. Ltd.	6,603,011	2,336
	INESA Intelligent Tech Inc. Class B	3,574,874	2,324
	China Singyes Solar Technologies Holdings Ltd.	6,330,680	2,280
	Foshan Electrical and Lighting Co. Ltd. Class B	3,096,997	2,264
*,3	China Huiyuan Juice Group Ltd.	8,681,000	2,234
*	Kama Co. Ltd. Class B	2,970,300	2,228
	Tianjin Development Holdings Ltd.	4,952,000	2,217
*,^	V1 Group Ltd.	39,432,000	2,203
*	Renhe Commercial Holdings Co. Ltd.	104,388,332	2,105
	First Tractor Co. Ltd.	6,032,000	2,105
*	Fullsun International Holdings Group Co. Ltd.	11,814,790	2,100
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	1,792,332	2,077
*,^	Capital Environment Holdings Ltd.	61,750,000	2,067
*,^	PW Medtech Group Ltd.	10,733,000	2,011
	Launch Tech Co. Ltd.	1,748,000	1,989
*,^,3	National Agricultural Holdings Ltd.	13,096,000	1,986
^	China Electronics Huada Technology Co. Ltd.	12,414,000	1,952
2	Shengjing Bank Co. Ltd.	2,841,348	1,898
	Eastern Communications Co. Ltd. Class B	3,150,000	1,891
	Golden Eagle Retail Group Ltd.	1,644,000	1,889
^	China Everbright Water Ltd.	5,866,000	1,851
*,3	Mingfa Group International Co. Ltd.	7,651,943	1,843
	Shanghai Jinjiang International Travel Co. Ltd. Class B	754,758	1,787
*	Huadian Energy Co. Ltd. Class B	5,089,834	1,744
*	China Beidahuang Industry Group Holdings Ltd.	40,032,000	1,731
	Poly Culture Group Corp. Ltd.	990,586	1,686
*	Shanghai Greencourt Investment Group Co. Ltd. Class B	3,076,801	1,672
*	Bengang Steel Plates Co. Ltd. Class B	4,606,141	1,650
*,^	Lianhua Supermarket Holdings Co. Ltd.	6,021,000	1,623
	Xiamen International Port Co. Ltd.	8,902,000	1,559
*,^	SRE Group Ltd.	64,642,000	1,516
	Phoenix Media Investment Holdings Ltd.	14,022,000	1,493
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.	3,033,000	1,484
*	Shanghai Phoenix Enterprise Group Co. Ltd. Class B	1,958,834	1,454
*	Xinjiang Xinxin Mining Industry Co. Ltd.	10,019,000	1,395
*,3	China Fiber Optic Network System Group Ltd.	14,959,600	1,334
2	Beijing Urban Construction Design & Development Group Co. Ltd.	2,728,000	1,334

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^	Ying Li International Real Estate Ltd.	12,669,800	1,315
*,^	Enerchina Holdings Ltd.	23,005,500	1,310
	Jiangling Motors Corp. Ltd. Class B	944,312	1,307
*,^	Silk Road Logistics Holdings Ltd.	46,871,520	1,256
2	Kangda International Environmental Co. Ltd.	7,324,891	1,255
	Hilong Holding Ltd.	8,264,000	1,253
*,^	Chongqing Iron & Steel Co. Ltd.	6,872,000	1,232
	Jinzhou Port Co. Ltd. Class B	2,549,944	1,224
*	China Minsheng Drawin Technology Group Ltd.	48,720,000	1,170
	Maoye International Holdings Ltd.	10,996,000	1,167
*	China Chengtong Development Group Ltd.	22,976,000	1,110
	Chongqing Machinery & Electric Co. Ltd.	11,238,000	1,083
*	Shanghai Zhongyida Co. Ltd. Class B	4,102,000	1,080
	Hengdeli Holdings Ltd.	22,663,600	1,032
^,3	Shanghai Dasheng Agricultural Finance Technology Co. Ltd.	57,497,968	983
*,^	China Soft Power Technology Holdings Ltd.	69,453,425	958
*	China Rare Earth Holdings Ltd.	15,493,426	935
*	Zhonglu Co. Ltd. Class B	912,811	867
*	MIE Holdings Corp.	15,092,000	839
*,3	Anxin-China Holdings Ltd.	16,568,000	813
*	Shenzhen Wongtee International Enterprise Co. Ltd. Class B	1,739,160	738
	Hefei Meiling Co. Ltd. Class B	1,656,752	716
	Dalian Refrigeration Co. Ltd. Class B	1,744,260	706
*,3	Boshiwa International Holding Ltd.	2,777,000	594
	Changchai Co. Ltd. Class B	1,374,619	557
	Fiyta Holdings Ltd. Class B	727,057	548
	Huishang Bank Corp. Ltd.	794,000	383
*,^,3	China Lumena New Materials Corp.	13,488,000	215
*	GT Group Holdings Ltd.	7,904,000	212
*,^	Tongda Hong Tai Holdings Ltd.	1,179,781	209
*,3	Hua Han Health Industry Holdings Ltd.	13,414,792	205
*,^,3	Dynasty Fine Wines Group Ltd.	1,342,000	197
*	Boer Power Holdings Ltd.	946,000	181
*	China Dynamics Holdings Ltd.	9,170,000	180
*,3	Real Gold Mining Ltd.	1,345,000	143
*,3	Trony Solar Holdings Co. Ltd.	1,562,000	125
*	Qinqin Foodstuffs Group Cayman Co. Ltd.	142,496	42
*	EverChina International Holdings Co. Ltd.	1,542,249	35
*	Sogou Inc. ADR	3,385	29
	Wisdom Sports Group	89,000	9
*,^,3	China Huishan Dairy Holdings Co. Ltd.	45,054,011	—
*,3	China Metal Recycling Holdings Ltd.	2,568,000	—
*,3	China Longevity Group Co. Ltd.	1,027,000	—
			22,528,121
Colombia (0.1%)
	Bancolombia SA ADR	1,428,425	68,079
	Ecopetrol SA	47,667,478	52,606
	Grupo de Inversiones Suramericana SA	3,359,979	46,627
	Bancolombia SA	2,853,249	33,724
	Interconexion Electrica SA ESP	5,136,084	26,476
	Grupo Aval Acciones y Valores Preference Shares	58,065,219	25,529
^	Ecopetrol SA ADR	871,698	19,247
	Almacenes Exito SA	2,908,794	17,563
	Grupo de Inversiones Suramericana SA Preference Shares	1,310,659	17,031
	Banco Davivienda SA Preference Shares	1,409,013	16,934
	Bancolombia SA Preference Shares	1,147,293	13,601
	Corp Financiera Colombiana SA	1,118,684	9,622
*	CEMEX Latam Holdings SA	1,993,598	6,146
	Avianca Holdings SA Preference Shares	4,352,081	4,524
	Grupo Aval Acciones y Valores SA ADR	250,762	2,222
	Cementos Argos SA Preference Shares	323,121	949
			360,880
Czech Republic (0.0%)
	CEZ AS	2,154,348	55,016

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Komercni banka as	1,038,092	44,788
2	Moneta Money Bank AS	7,367,105	26,481
	O2 Czech Republic AS	631,105	8,627
	Philip Morris CR AS	5,472	4,199
			139,111
Denmark (1.1%)
	Novo Nordisk A/S Class B	23,921,995	1,125,002
	Danske Bank A/S	9,398,543	327,089
	DSV A/S	2,508,342	198,650
	Vestas Wind Systems A/S	2,766,509	178,971
	Pandora A/S	1,446,142	160,651
	Carlsberg A/S Class B	1,429,986	159,918
	Coloplast A/S Class B	1,800,474	152,525
*	Genmab A/S	749,015	151,225
2	Orsted A/S	2,203,456	145,066
	Novozymes A/S	2,924,470	137,488
	AP Moller - Maersk A/S Class B	83,966	134,513
	Chr Hansen Holding A/S	1,195,061	108,331
	AP Moller - Maersk A/S Class A	63,689	97,209
	ISS A/S	2,517,163	87,784
	GN Store Nord A/S	1,857,232	65,252
*	William Demant Holding A/S	1,530,021	59,628
	Jyske Bank A/S	938,590	56,202
	H Lundbeck A/S	810,996	46,982
	Royal Unibrew A/S	705,909	46,738
*	Ambu A/S Class B	1,860,010	43,136
	FLSmidth & Co. A/S	669,429	41,349
	SimCorp A/S	535,107	38,795
	Tryg A/S	1,637,319	38,753
	Sydbank A/S	935,438	34,581
	Topdanmark A/S	587,047	27,609
	Rockwool International A/S Class B	85,331	25,726
	Dfds A/S	388,785	24,205
*	Nilfisk Holding A/S	362,521	17,753
	Schouw & Co. A/S	174,062	17,121
2	Scandinavian Tobacco Group A/S	873,753	14,594
	Spar Nord Bank A/S	1,092,549	12,478
*,^	Bavarian Nordic A/S	434,904	11,871
*	Bang & Olufsen A/S	460,912	11,345
*,^	NKT A/S	368,353	10,950
*	ALK-Abello A/S	85,301	10,778
*	Alm Brand A/S	893,636	9,444
	TDC A/S	842,788	6,855
*	D/S Norden A/S	364,546	6,651
	Matas A/S	397,590	4,579
	Solar A/S Class B	63,855	4,120
*,3	OW Bunker A/S	129,331	—
			3,851,917
Egypt (0.1%)
	Commercial International Bank Egypt SAE	14,200,299	75,420
	Eastern Tobacco	1,598,847	18,588
	ElSewedy Electric Co.	969,068	13,795
	Egyptian Financial Group-Hermes Holding Co.	7,299,528	10,796
	Talaat Moustafa Group	13,388,690	10,311
*	Global Telecom Holding SAE	31,419,285	9,123
*	Orascom Construction Ltd.	763,895	6,883
	Egypt Kuwait Holding Co. SAE	5,998,543	6,715
*	Six of October Development & Investment	3,831,591	5,864
*	Medinet Nasr Housing	6,471,862	4,680
*	Palm Hills Developments SAE	15,083,164	4,455
	Telecom Egypt Co.	4,565,673	4,166
*	Ezz Steel	2,351,797	3,934
	Heliopolis Housing	1,755,662	3,487
	Sidi Kerir Petrochemicals Co.	1,549,940	2,633

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Pioneers Holding for Financial Investments SAE	5,246,654	2,550
	Oriental Weavers	2,225,268	1,903
	Orascom Telecom Media And Technology Holding SAE	33,175,829	1,613
	Orascom Telecom Media And Technology Holding SAE GDR	1,591,123	372
			187,288
Finland (0.7%)
	Nokia Oyj	73,659,721	441,979
	Sampo Oyj Class A	6,368,522	344,424
	UPM-Kymmene Oyj	7,261,670	259,111
	Kone Oyj Class B	5,190,669	257,800
	Neste Oyj	1,714,112	144,341
	Fortum Oyj	5,870,218	135,033
	Wartsila OYJ Abp	6,315,383	134,092
	Stora Enso Oyj	6,468,578	127,592
	Elisa Oyj	1,942,127	85,848
	Nokian Renkaat Oyj	1,818,587	72,766
	Kesko Oyj Class B	922,985	54,198
	Huhtamaki Oyj	1,263,893	51,409
	Metso Oyj	1,427,254	50,726
	Amer Sports Oyj	1,575,553	48,195
	Orion Oyj Class B	1,375,982	41,735
	Konecranes Oyj Class A	907,648	37,017
	Tieto Oyj	1,011,623	36,236
	Valmet Oyj	1,814,072	34,388
	Cargotec Oyj Class B	558,887	28,466
	Outokumpu Oyj	4,141,559	26,804
	Metsa Board Oyj	2,308,843	25,869
*	Outotec Oyj	1,907,708	17,351
	DNA Oyj	716,343	16,765
	YIT Oyj	2,210,100	14,832
	Kemira Oyj	1,026,247	13,735
	Cramo Oyj	581,148	13,643
	Uponor Oyj	720,010	12,544
	Sanoma Oyj	1,080,441	12,011
	Citycon Oyj	5,126,936	11,726
	Finnair Oyj	748,552	10,203
*,^	Caverion Oyj	1,205,486	10,072
	Ramirent Oyj	874,762	7,604
	Raisio Oyj	1,529,988	6,510
	F-Secure Oyj	1,321,369	5,889
	Oriola Oyj	1,532,109	5,164
*,^	Stockmann OYJ Abp Class B	605,662	2,941
			2,599,019
France (6.5%)
	TOTAL SA	30,753,608	1,932,939
^	LVMH Moet Hennessy Louis Vuitton SE	3,389,006	1,179,428
^	Sanofi	14,883,359	1,176,725
	BNP Paribas SA	14,709,850	1,135,603
	Airbus SE	7,446,645	874,120
^	AXA SA	25,775,700	737,158
^	L'Oreal SA	2,741,464	660,124
	Schneider Electric SE	7,211,682	653,706
^	Danone SA	7,969,787	645,606
^	Vinci SA	6,324,875	632,391
	Air Liquide SA	4,857,843	631,411
^	Kering SA	1,010,446	584,546
	Societe Generale SA	9,989,574	546,723
	Pernod Ricard SA	2,881,674	478,611
	Orange SA	26,026,102	473,150
	Safran SA	3,962,301	464,744
^	Engie SA	22,391,536	392,785
	Vivendi SA	14,559,223	383,956
	Essilor International Cie Generale d'Optique SA	2,769,697	378,314
	Cie de Saint-Gobain	6,752,044	353,278

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Cie Generale des Etablissements Michelin SCA	2,410,257	338,941
	Capgemini SE	2,104,370	289,493
	Legrand SA	3,640,834	283,307
	Hermes International	421,352	272,466
	Renault SA	2,513,523	272,422
	Dassault Systemes SE	1,760,970	228,207
	Credit Agricole SA	13,725,829	226,031
	Valeo SA	3,245,192	216,973
	Publicis Groupe SA	2,796,989	209,161
	TechnipFMC plc	6,223,818	204,240
	STMicroelectronics NV	8,537,925	186,430
	Thales SA	1,354,891	171,746
	Atos SE	1,240,376	167,453
*,^	Veolia Environnement SA	7,005,564	165,744
^	Accor SA	2,754,515	155,692
	Carrefour SA	7,493,660	153,752
^	Peugeot SA	6,006,580	147,905
^	Bouygues SA	2,782,339	141,915
	L'Oreal SA Loyalty Line	532,666	128,262
	Arkema SA	968,841	126,914
	Teleperformance	778,018	125,031
	Eiffage SA	1,011,133	120,358
	Sodexo SA	1,209,822	119,808
	Gecina SA	669,817	116,114
*	Ubisoft Entertainment SA	1,190,252	113,727
	Air Liquide SA (Prime de fidelite)	872,042	113,346
^	Klepierre SA	2,723,651	111,477
	Edenred	3,152,350	108,601
	Alstom SA	2,090,510	95,179
	Natixis SA	11,390,256	93,549
	Bureau Veritas SA	3,475,672	90,882
	Getlink	6,144,408	86,711
^	Electricite de France SA	6,164,821	86,516
^	SCOR SE	2,119,921	85,970
	Aeroports de Paris	386,915	85,170
	Faurecia SA	994,488	81,210
*	Rubis SCA	1,038,734	80,821
	Orpea	619,386	79,373
	Ipsen SA	467,840	75,729
^	SES SA Class A	4,768,916	73,580
^	Suez	5,032,517	72,578
	Eurofins Scientific SE	134,166	72,370
2	Euronext NV	952,989	68,315
	Ingenico Group SA	762,632	66,711
	Bollore SA	13,343,631	66,320
	Iliad SA	324,596	65,018
	Rexel SA	4,123,707	63,925
	SEB SA	327,277	62,708
	Dassault Aviation SA	31,275	62,358
	Fonciere Des Regions	548,513	61,346
	Wendel SA	385,452	58,217
2	Amundi SA	662,060	56,305
*,^	CNP Assurances	2,167,126	55,509
^	Eurazeo SA	585,422	51,422
	Eutelsat Communications SA	2,330,501	50,472
^	Altran Technologies SA	3,170,493	48,939
*,^	ICADE	487,795	48,475
	Remy Cointreau SA	335,845	46,271
	Lagardere SCA	1,584,876	45,330
	Imerys SA	493,149	45,011
*	BioMerieux	565,821	44,730
	Elis SA (XPAR)	1,713,033	40,970
	Casino Guichard Perrachon SA	770,801	39,983
	Alten SA	380,802	37,825

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Nexity SA	587,565	36,741
^	Cie Plastic Omnium SA	758,638	36,459
2	Elior Group SA	1,783,452	36,417
	Sopra Steria Group	169,275	36,133
	Societe BIC SA	350,743	35,786
	SPIE SA	1,569,792	35,520
	JCDecaux SA	990,743	35,505
	Sartorius Stedim Biotech	323,645	30,170
	Credit Agricole SA Loyalty Line	1,787,302	29,432
*	Air France-KLM	2,915,322	28,572
*,2	Worldline SA	535,081	26,987
*	Fnac Darty SA	233,550	25,059
*,^	Vallourec SA	4,011,433	24,226
2	Maisons du Monde SA	582,319	23,662
	Korian SA	610,838	21,358
	Metropole Television SA	863,971	21,272
*	Eramet	119,571	20,812
	Trigano SA	107,174	20,197
*	SOITEC	242,934	19,755
	Gaztransport Et Technigaz SA	296,727	18,396
	Nexans SA	347,767	18,345
*,2	ALD SA	1,079,114	18,217
^	Television Francaise 1	1,441,802	18,025
	Coface SA	1,290,754	16,353
2	Europcar Groupe SA	1,382,839	16,110
	IPSOS	423,007	16,104
^	Vicat SA	205,362	15,135
*,^	DBV Technologies SA	288,989	12,868
	Neopost SA	472,579	12,752
	Tarkett SA	427,548	12,636
	Beneteau SA	518,656	11,720
*,^	Genfit	390,588	11,020
	Derichebourg SA	1,234,458	10,925
^	Mercialys SA	548,763	10,501
*	Carmila SA	299,617	9,090
*	Virbac SA	57,085	8,915
	Albioma SA	338,481	8,370
	LISI	226,316	8,343
	Manitou BF SA	181,321	8,228
	Bonduelle SCA	183,022	8,146
	FFP	65,475	7,935
	Technicolor SA	4,784,692	7,852
	Mersen SA	163,269	7,671
	SEB SA Loyalty Line	39,123	7,496
	Interparfums SA	155,126	7,170
	Boiron SA	77,814	6,936
*,2	X-Fab Silicon Foundries SE	710,303	6,847
	Jacquet Metal Service SA	165,485	6,389
	Direct Energie	118,242	6,034
	Vilmorin & Cie SA	82,844	5,851
	Electricite de France SA Loyalty Line	416,343	5,843
^	Rallye SA	336,450	5,250
	Synergie SA	84,286	5,158
	GL Events	137,489	4,331
*	Etablissements Maurel et Prom	745,015	4,286
	MGI Coutier	121,107	4,181
^	Guerbet	64,346	4,079
	Groupe Crit	35,703	3,885
	Haulotte Group SA	167,729	3,305
^	Bourbon Corp.	348,196	2,189
*	Esso SA Francaise	33,612	2,036
	Union Financiere de France BQE SA	44,987	1,663
*	Stallergenes Greer plc	37,389	1,113

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Albioma SA Loyalty Line	42,824	1,059
			22,609,453
Germany (6.2%)
	Allianz SE	5,950,801	1,407,522
	SAP SE	12,385,351	1,376,097
	Bayer AG	11,280,905	1,348,304
	Siemens AG	10,356,486	1,315,235
	BASF SE	12,470,776	1,297,517
	Daimler AG	13,129,453	1,032,224
	Deutsche Telekom AG	43,955,787	769,394
	adidas AG	2,696,899	662,822
	Deutsche Post AG	13,183,051	572,209
*	Linde AG- Tender Line	2,532,367	561,015
	Volkswagen AG Preference Shares	2,522,493	520,232
	Bayerische Motoren Werke AG	4,382,572	487,268
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,866,984	427,287
	Fresenius SE & Co. KGaA	5,515,255	420,015
	Infineon Technologies AG	15,438,601	395,321
	Continental AG	1,472,481	392,177
	Deutsche Bank AG	25,320,068	346,163
	Deutsche Boerse AG	2,547,901	342,669
	Vonovia SE	6,611,422	331,268
	E.ON SE	28,055,076	307,200
	Henkel AG & Co. KGaA Preference Shares	2,338,174	297,149
	Fresenius Medical Care AG & Co. KGaA	2,895,980	293,861
	Deutsche Wohnen SE	4,833,591	228,122
	Wirecard AG	1,557,931	210,792
	HeidelbergCement AG	2,025,495	198,070
	Henkel AG & Co. KGaA	1,636,110	194,771
2	Covestro AG	2,067,427	187,858
*	Commerzbank AG	14,167,222	182,527
	Porsche Automobil Holding SE Preference Shares	2,091,386	177,705
	Merck KGaA	1,764,758	172,402
	thyssenkrupp AG	6,326,589	164,561
	RWE AG	6,480,052	154,886
	Beiersdorf AG	1,354,693	153,269
	Symrise AG	1,644,452	132,925
	MTU Aero Engines AG	701,718	120,704
	Brenntag AG	2,103,951	120,499
	Hannover Rueck SE	818,088	114,898
	ProSiebenSat.1 Media SE	3,117,645	113,103
	United Internet AG	1,588,064	102,650
	LEG Immobilien AG	861,368	99,320
*	QIAGEN NV	3,009,520	98,447
	Deutsche Lufthansa AG	3,191,318	92,757
	LANXESS AG	1,247,854	92,435
	GEA Group AG	2,267,371	88,526
	Uniper SE	2,659,478	82,230
	HUGO BOSS AG	871,411	81,692
	KION Group AG	962,217	80,206
	K&S AG	2,609,238	76,633
2	Innogy SE	1,742,709	76,576
	Rheinmetall AG	578,545	75,606
*,2	Scout24 AG	1,453,803	75,131
	OSRAM Licht AG	1,302,950	74,909
	Volkswagen AG	366,816	74,684
*,2	Zalando SE	1,430,573	73,613
	Evonik Industries AG	2,029,471	72,108
	Sartorius AG Preference Shares	466,285	71,623
	Bayerische Motoren Werke AG Preference Shares	725,544	70,051
*,2	Siemens Healthineers AG	1,776,128	69,247
*,2	Delivery Hero AG	1,450,833	69,112
	MAN SE	481,686	55,521
	Freenet AG	1,738,858	55,199

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Fuchs Petrolub SE Preference Shares	1,017,004	54,609
	Axel Springer SE	612,464	50,169
	HOCHTIEF AG	262,671	47,929
	Fraport AG Frankfurt Airport Services Worldwide	482,478	46,693
	1&1 Drillisch AG	628,628	45,452
	Telefonica Deutschland Holding AG	9,108,488	43,471
	RTL Group SA	523,407	43,071
	TAG Immobilien AG	2,029,872	42,896
	Aurubis AG	456,140	40,763
	Siltronic AG	254,459	40,746
*	MorphoSys AG	392,941	40,585
	Aareal Bank AG	807,928	40,412
	GRENKE AG	339,102	39,980
	Hella GmbH & Co. KGaA	605,586	37,353
	Wacker Chemie AG	205,203	36,876
	Grand City Properties SA	1,460,110	35,177
	Gerresheimer AG	428,191	34,832
	CTS Eventim AG & Co. KGaA	737,241	34,478
	TLG Immobilien AG	1,170,698	33,680
	METRO AG	2,296,252	33,220
	Duerr AG	331,686	32,918
	alstria office REIT-AG	2,138,441	32,171
*	Software AG	650,777	31,992
	Norma Group SE	431,600	31,647
	Bechtle AG	370,304	31,273
	STADA Arzneimittel AG	304,517	30,828
	Stabilus SA	331,067	29,762
	Nemetschek SE	243,673	29,201
	TUI AG (XETR)	1,278,422	28,905
*,^	Evotec AG	1,768,859	28,546
	Rational AG	45,308	28,336
	Salzgitter AG	514,000	28,227
	Jungheinrich AG Preference Shares	656,914	27,704
*,2	Rocket Internet SE	948,458	27,673
	Fielmann AG	336,786	27,657
	Leoni AG	441,259	27,635
	CANCOM SE	225,953	26,482
	Deutsche EuroShop AG	708,354	25,459
^	Krones AG	195,982	25,108
	Jenoptik AG	690,896	25,065
	CECONOMY AG	2,201,730	24,673
	Stroeer SE & Co. KGaA	326,979	23,933
	Talanx AG	528,925	23,831
2	Deutsche Pfandbriefbank AG	1,402,516	22,688
*	Dialog Semiconductor plc	1,051,868	22,393
	Carl Zeiss Meditec AG	327,484	22,273
	Sixt SE	186,439	21,938
2	ADO Properties SA	393,919	21,654
*,2	Hapag-Lloyd AG	493,537	21,127
	Bilfinger SE	441,445	21,010
*	AIXTRON SE	1,438,172	20,413
	FUCHS PETROLUB SE	389,964	20,037
^	Suedzucker AG	1,072,176	17,820
	Indus Holding AG	248,933	17,816
*	zooplus AG	82,216	17,047
	Sixt SE Preference Shares	205,163	16,765
*	S&T AG	638,352	16,387
	Koenig & Bauer AG	192,870	15,830
	CompuGroup Medical SE	303,418	15,808
	Deutz AG	1,616,306	15,615
	Schaeffler AG Preference Shares	987,423	15,282
	DMG Mori AG	252,165	14,527
	Puma SE	28,290	13,775
*	Washtec AG	139,545	13,414

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Pfeiffer Vacuum Technology AG	88,795	13,137
	XING SE	41,781	12,951
*	Heidelberger Druckmaschinen AG	3,449,710	12,815
	Kloeckner & Co. SE	1,049,693	12,795
	RIB Software SE	469,687	12,447
	RHOEN-KLINIKUM AG	380,366	12,437
*,2	Tele Columbus AG	1,301,796	11,943
*	PATRIZIA Immobilien AG	590,648	11,791
	RWE AG Preference Shares	550,278	11,142
	Wacker Neuson SE	337,878	10,870
	KWS Saat SE	29,092	10,498
	Takkt AG	496,375	10,253
*,^	Nordex SE	841,516	9,641
	VTG AG	162,524	9,272
	Biotest AG Preference Shares	288,651	9,195
*,^	SGL Carbon SE	666,091	8,944
*	Hornbach Holding AG & Co. KGaA	110,612	8,888
	SMA Solar Technology AG	133,122	8,182
	Draegerwerk AG & Co. KGaA Preference Shares	108,599	7,990
	DIC Asset AG	605,843	7,454
	Deutsche Beteiligungs AG	158,735	7,052
^	ElringKlinger AG	389,476	7,041
*	Diebold Nixdorf AG	88,308	7,014
	Bertrandt AG	61,218	6,831
	BayWa AG	194,646	6,797
	comdirect bank AG	433,072	6,642
	Wuestenrot & Wuerttembergische AG	273,879	6,600
*	Vossloh AG	124,658	6,313
	Hamburger Hafen und Logistik AG	258,500	6,207
	Hornbach Baumarkt AG	90,401	3,041
*	Gerry Weber International AG	317,178	3,021
*	H&R GmbH & Co. KGaA	169,288	2,490
	Draegerwerk AG & Co. KGaA	36,022	2,213
	CropEnergies AG	246,908	1,523
			21,478,784
Greece (0.1%)
*	Alpha Bank AE	18,524,707	48,939
	Hellenic Telecommunications Organization SA	2,671,492	38,893
	OPAP SA	2,940,985	35,190
*	Eurobank Ergasias SA	24,497,931	30,922
*	National Bank of Greece SA	73,468,587	30,544
	JUMBO SA	1,426,502	26,112
	Motor Oil Hellas Corinth Refineries SA	757,330	18,045
*	Mytilineos Holdings SA	1,473,221	17,765
	Piraeus Bank SA	3,938,326	16,636
	Titan Cement Co. SA	531,580	13,999
	Hellenic Telecommunications Organization SA ADR	1,374,682	9,664
*	FF Group	468,777	8,888
	Hellenic Petroleum SA	849,184	8,640
	Grivalia Properties REIC AE	607,920	6,676
*	GEK Terna Holding Real Estate Construction SA	924,762	5,625
*	Public Power Corp. SA	1,562,401	5,154
	Hellenic Exchanges SA	751,807	4,731
	Aegean Airlines SA	414,923	4,674
	Fourlis Holdings SA	574,208	4,091
*	Holding Co. ADMIE IPTO SA	1,463,469	3,263
*	Ellaktor SA	1,629,116	3,237
	Sarantis SA	142,186	2,435
*	Viohalco SA	544,593	2,412
*,3	Cyprus Popular Bank PCL	12,597,118	—
			346,535
Hong Kong (2.5%)
	AIA Group Ltd.	164,368,975	1,468,998
^	Hong Kong Exchanges & Clearing Ltd.	16,889,092	547,114

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	CK Hutchison Holdings Ltd.	36,471,743	431,273
*	CK Asset Holdings Ltd.	36,593,705	315,912
	Sun Hung Kai Properties Ltd.	19,301,185	310,835
	Link REIT	29,609,165	261,690
	BOC Hong Kong Holdings Ltd.	48,782,080	252,180
	Galaxy Entertainment Group Ltd.	28,756,176	251,692
	Hang Seng Bank Ltd.	9,851,600	249,540
	CLP Holdings Ltd.	22,391,208	232,512
	Hong Kong & China Gas Co. Ltd.	110,954,941	231,834
	Sands China Ltd.	32,595,143	188,380
	Jardine Matheson Holdings Ltd.	2,813,203	170,350
	AAC Technologies Holdings Inc.	9,440,932	135,504
	Power Assets Holdings Ltd.	17,884,600	133,077
	Wharf Real Estate Investment Co. Ltd.	16,508,798	123,779
2	WH Group Ltd.	113,829,001	117,844
	China Mengniu Dairy Co. Ltd.	36,239,881	116,830
	Hongkong Land Holdings Ltd.	15,889,438	114,837
	New World Development Co. Ltd.	77,021,493	112,954
	MTR Corp. Ltd.	19,075,018	107,178
	Techtronic Industries Co. Ltd.	17,032,507	99,780
	Jardine Strategic Holdings Ltd.	2,475,416	93,683
	Henderson Land Development Co. Ltd.	14,559,614	92,316
	Swire Pacific Ltd. Class A	8,645,970	85,434
	Wheelock & Co. Ltd.	11,174,996	82,910
	Samsonite International SA	17,429,849	78,621
	Wynn Macau Ltd.	19,819,569	73,240
	Bank of East Asia Ltd.	16,336,166	71,733
	Sino Land Co. Ltd.	41,039,825	70,842
	CK Infrastructure Holdings Ltd.	8,445,574	66,656
	Want Want China Holdings Ltd.	74,997,565	66,273
	Hang Lung Properties Ltd.	27,792,580	65,773
	ASM Pacific Technology Ltd.	4,162,355	57,038
	Wharf Holdings Ltd.	16,481,409	54,831
*,^	Semiconductor Manufacturing International Corp.	40,131,735	51,613
	Swire Properties Ltd.	14,318,498	50,823
	Hysan Development Co. Ltd.	8,339,924	48,540
	Tingyi Cayman Islands Holding Corp.	25,273,938	47,899
	Minth Group Ltd.	9,379,727	44,536
	Melco International Development Ltd.	10,768,762	39,870
	Li & Fung Ltd.	78,105,232	39,281
	Xinyi Glass Holdings Ltd.	27,067,598	38,912
	Kerry Properties Ltd.	8,020,000	38,340
	NWS Holdings Ltd.	18,981,767	37,429
	Hang Lung Group Ltd.	11,866,113	35,842
	PCCW Ltd.	57,323,892	35,435
	PRADA SPA	6,963,720	35,333
	Dairy Farm International Holdings Ltd.	4,083,499	34,292
	Sun Art Retail Group Ltd.	29,963,937	33,678
	Shangri-La Asia Ltd.	14,958,601	29,111
	Vitasoy International Holdings Ltd.	10,719,696	28,427
	MGM China Holdings Ltd.	10,116,256	27,743
	Hopewell Holdings Ltd.	7,815,179	27,723
	Yue Yuen Industrial Holdings Ltd.	9,771,573	27,692
	VTech Holdings Ltd.	2,200,745	26,797
	Orient Overseas International Ltd.	2,714,105	25,807
	SJM Holdings Ltd.	25,478,688	25,520
*	MMG Ltd.	30,418,661	22,567
*	Freeman FinTech Corp. Ltd.	144,709,040	21,465
	NagaCorp Ltd.	20,453,028	21,171
	Champion REIT	27,617,542	19,511
	Xinyi Solar Holdings Ltd.	42,705,659	19,459
	Luk Fook Holdings International Ltd.	4,588,594	19,179
	Chow Tai Fook Jewellery Group Ltd.	14,825,173	19,114
^	IGG Inc.	12,402,372	18,652

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Great Eagle Holdings Ltd.	3,686,554	18,622
	Haitong International Securities Group Ltd.	31,286,770	18,238
2	BOC Aviation Ltd.	2,933,127	17,149
	Nexteer Automotive Group Ltd.	10,894,227	16,762
	First Pacific Co. Ltd.	31,832,335	16,300
	SITC International Holdings Co. Ltd.	15,075,414	16,062
	Johnson Electric Holdings Ltd.	4,600,870	16,018
	Hongkong & Shanghai Hotels Ltd.	9,987,004	15,136
	Uni-President China Holdings Ltd.	15,961,954	15,089
	Man Wah Holdings Ltd.	20,067,348	14,841
*	Pacific Basin Shipping Ltd.	53,854,764	14,320
	Fortune REIT (XHKG)	11,797,244	13,969
	Cathay Pacific Airways Ltd.	8,656,903	13,900
	Dah Sing Financial Holdings Ltd.	2,017,969	13,475
	HKBN Ltd.	9,441,705	13,220
	Guotai Junan International Holdings Ltd.	42,971,592	12,839
	China Travel International Investment Hong Kong Ltd.	33,729,286	12,576
	Shui On Land Ltd.	46,399,658	12,494
	Television Broadcasts Ltd.	3,916,795	12,430
	Towngas China Co. Ltd.	13,472,988	12,007
^	Value Partners Group Ltd.	12,580,335	11,900
	Shougang Fushan Resources Group Ltd.	48,488,674	11,886
	Lifestyle International Holdings Ltd.	6,203,000	11,595
	Kerry Logistics Network Ltd.	7,411,692	11,318
	L'Occitane International SA	6,058,141	11,253
	Dah Sing Banking Group Ltd.	4,677,376	11,107
^	China Goldjoy Group Ltd.	163,686,134	10,736
	Cafe de Coral Holdings Ltd.	4,315,755	10,597
	Yuexiu REIT	15,559,379	10,386
	K Wah International Holdings Ltd.	16,708,657	10,256
	Shun Tak Holdings Ltd.	24,054,521	9,900
	Giordano International Ltd.	15,763,410	9,633
	SA Sa International Holdings Ltd.	15,067,204	9,349
*	Esprit Holdings Ltd.	24,883,408	8,598
	Chow Sang Sang Holdings International Ltd.	3,876,078	8,500
	Sunlight REIT	12,079,911	8,175
^	Gemdale Properties & Investment Corp. Ltd.	71,982,920	8,164
	Mandarin Oriental International Ltd.	3,401,079	8,131
	Huabao International Holdings Ltd.	11,277,929	7,183
*,^	United Laboratories International Holdings Ltd.	6,448,627	6,996
	Goodbaby International Holdings Ltd.	10,951,561	6,951
	Chinese Estates Holdings Ltd.	4,539,188	6,751
*,2	Xiabuxiabu Catering Management China Holdings Co. Ltd.	3,908,367	6,710
^	Hutchison Telecommunications Hong Kong Holdings Ltd.	18,038,378	6,630
*,^	We Solutions Ltd.	31,949,206	6,545
	Lai Sun Development Co. Ltd.	4,103,477	6,340
	Far East Consortium International Ltd.	11,092,507	6,335
	Microport Scientific Corp.	5,417,781	6,309
	Road King Infrastructure Ltd.	3,325,186	6,304
	FIH Mobile Ltd.	36,537,408	6,264
	Stella International Holdings Ltd.	5,147,785	6,066
	Pacific Textiles Holdings Ltd.	6,630,303	6,066
	CP Pokphand Co. Ltd.	66,824,796	6,020
*,^,3	Superb Summit International Group Ltd.	32,112,957	5,974
*,^	China Harmony New Energy Auto Holding Ltd.	10,082,385	5,671
	Prosperity REIT	12,928,339	5,332
	SmarTone Telecommunications Holdings Ltd.	5,011,265	5,298
	CITIC Telecom International Holdings Ltd.	17,925,405	5,280
*,^	KuangChi Science Ltd.	23,238,400	5,280
*,2	FIT Hon Teng Ltd.	13,472,633	5,170
*,^,2	IMAX China Holding Inc.	1,531,471	5,082
^	HC International Inc.	7,370,893	4,969
	Canvest Environmental Protection Group Co. Ltd.	8,869,325	4,921
^	Truly International Holdings Ltd.	20,682,397	4,700

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
^	Pou Sheng International Holdings Ltd.	28,108,747	4,687
	Dynam Japan Holdings Co. Ltd.	3,395,256	4,600
^	Lee's Pharmaceutical Holdings Ltd.	3,538,188	4,575
^,3	Town Health International Medical Group Ltd.	51,896,341	4,562
*,^	GCL New Energy Holdings Ltd.	81,527,037	4,522
*,^	Panda Green Energy Group Ltd.	42,160,637	4,495
	Texwinca Holdings Ltd.	8,308,316	4,177
	Sun Hung Kai & Co. Ltd.	6,700,818	4,134
*	Global Brands Group Holding Ltd.	79,814,902	3,933
^	Spring REIT	9,387,811	3,899
^	Nan Hai Corp. Ltd.	146,607,854	3,790
^	Chong Hing Bank Ltd.	1,866,764	3,774
	Swire Pacific Ltd. Class B	2,171,814	3,660
	Emperor Capital Group Ltd.	46,356,995	3,573
*	China Baoli Technologies Holdings Ltd.	319,225,000	3,556
	United Energy Group Ltd.	41,586,000	3,480
^,2	Regina Miracle International Holdings Ltd.	4,041,605	3,468
	Emperor Watch & Jewellery Ltd.	46,015,468	3,151
*,3	Convoy Global Holdings Ltd.	147,827,859	3,145
*	COFCO Meat Holdings Ltd.	20,254,993	3,138
*,^	China Oceanwide Holdings Ltd.	56,361,963	3,073
*,^	Digital Domain Holdings Ltd.	145,948,364	3,051
*,^	Macau Legend Development Ltd.	19,029,569	3,018
	Liu Chong Hing Investment Ltd.	1,840,873	2,960
	Singamas Container Holdings Ltd.	18,162,677	2,893
*	Beijing Enterprises Medical & Health Group Ltd.	56,999,182	2,891
*,^	Honghua Group Ltd.	29,113,483	2,871
*,^	China LNG Group Ltd.	19,295,155	2,702
^	China Silver Group Ltd.	14,563,024	2,678
	HKR International Ltd.	4,348,570	2,646
*,^	Future World Financial Holdings Ltd.	107,912,401	2,567
*,^	Anton Oilfield Services Group	18,125,978	2,537
*,^	NewOcean Energy Holdings Ltd.	10,752,142	2,504
*	G-Resources Group Ltd.	283,722,361	2,341
*	China Strategic Holdings Ltd.	212,624,200	2,263
*	Lifestyle China Group Ltd.	5,065,701	2,232
*,^	China Financial International Investments Ltd.	75,974,766	2,155
*,^	New Provenance Everlasting Holdings Ltd.	152,139,232	2,152
	EVA Precision Industrial Holdings Ltd.	12,638,951	1,969
	Ju Teng International Holdings Ltd.	9,798,665	1,907
*	CST Group Ltd.	420,494,084	1,865
*	Parkson Retail Group Ltd.	14,951,233	1,834
*	Hong Kong Television Network Ltd.	5,004,858	1,810
2	CGN New Energy Holdings Co. Ltd.	12,377,103	1,665
^	Shenwan Hongyuan HK Ltd.	5,366,864	1,654
*	BOE Varitronix Ltd.	3,339,301	1,606
*	China LotSynergy Holdings Ltd.	87,053,086	1,565
*	Sunshine Oilsands Ltd.	53,717,894	1,489
*,^	Summit Ascent Holdings Ltd.	11,751,879	1,404
*,^	Technovator International Ltd.	5,454,062	1,344
^	New Sports Group Ltd.	12,885,102	1,286
	TPV Technology Ltd.	10,255,782	1,263
	Henderson Investment Ltd.	13,569,137	1,157
*	Silver Base Group Holdings Ltd.	13,782,677	1,100
*	New World Department Store China Ltd.	4,642,000	1,068
	Yip's Chemical Holdings Ltd.	2,837,199	998
*	Good Resources Holdings Ltd.	28,922,911	991
*	Sino Oil And Gas Holdings Ltd.	143,849,903	951
*,^	Xinchen China Power Holdings Ltd.	8,597,638	947
*,^	Qianhai Health Holdings Ltd.	80,242,420	890
*	China Medical & HealthCare Group Ltd.	23,694,527	882
	Inspur International Ltd.	2,424,445	822
*,3	Tech Pro Technology Development Ltd.	87,171,600	755
*,^	China Ocean Industry Group Ltd.	122,790,682	749

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,3	Brightoil Petroleum Holdings Ltd.	26,368,046	672
^	Kowloon Development Co. Ltd.	560,000	632
*	Mei Ah Entertainment Group Ltd.	17,894,978	615
*	Sincere Watch Hong Kong Ltd.	26,710,000	390
*,^	China Animal Healthcare Ltd.	4,917,000	349
*	Yanchang Petroleum International Ltd.	24,878,573	336
*	Vision Fame International Holding Ltd.	6,053,023	172
*	Midland Holdings Ltd.	626,000	170
	APT Satellite Holdings Ltd.	68,000	32
*,3	Qunxing Paper Holdings Co. Ltd.	1,573,000	—
*,3	China Forestry Holdings Co. Ltd.	3,050,000	—
			8,720,474
Hungary (0.1%)
	OTP Bank Nyrt	3,361,615	146,578
*	MOL Hungarian Oil & Gas plc	5,882,421	67,976
	Richter Gedeon Nyrt	1,883,017	38,023
	Magyar Telekom Telecommunications plc	5,539,156	9,581
*,^	Opus Global Nyrt	1,413,677	3,957
			266,115
India (2.4%)
	Housing Development Finance Corp. Ltd.	21,621,248	608,889
	Reliance Industries Ltd.	42,236,400	606,993
	Infosys Ltd.	24,406,312	437,417
	Tata Consultancy Services Ltd.	6,253,044	330,077
	Hindustan Unilever Ltd.	9,615,454	216,574
	Maruti Suzuki India Ltd.	1,641,488	216,002
	Axis Bank Ltd.	24,344,312	187,852
	ITC Ltd.	39,613,653	166,630
*	Yes Bank Ltd.	22,964,300	123,958
	Sun Pharmaceutical Industries Ltd.	14,784,266	116,742
	Oil & Natural Gas Corp. Ltd.	41,865,835	112,945
	HCL Technologies Ltd.	7,149,224	112,501
	Mahindra & Mahindra Ltd.	8,269,597	107,790
	Bharti Airtel Ltd.	17,380,785	106,238
	Vedanta Ltd.	22,277,159	98,884
	Larsen & Toubro Ltd.	4,565,686	95,533
	Indiabulls Housing Finance Ltd.	4,406,309	85,869
	Eicher Motors Ltd.	181,169	84,254
	JSW Steel Ltd.	16,219,908	78,500
	Bharat Petroleum Corp. Ltd.	13,559,303	78,419
	State Bank of India	20,756,296	76,336
	Hero MotoCorp Ltd.	1,331,811	74,258
	Coal India Ltd.	17,224,148	73,385
	Indian Oil Corp. Ltd.	29,865,063	72,269
	Grasim Industries Ltd.	4,376,965	71,433
	Asian Paints Ltd.	3,910,192	70,231
	NTPC Ltd.	26,933,599	69,316
	UltraTech Cement Ltd.	1,121,543	68,825
*	Tata Motors Ltd.	13,555,634	68,523
	Adani Ports & Special Economic Zone Ltd.	11,120,926	67,712
	Bajaj Finance Ltd.	2,352,312	66,938
	Zee Entertainment Enterprises Ltd.	7,220,430	63,473
	Tech Mahindra Ltd.	6,327,310	63,302
	Titan Co. Ltd.	4,205,777	61,676
	Godrej Consumer Products Ltd.	3,340,304	55,714
	Shriram Transport Finance Co. Ltd.	2,284,692	54,897
	Bharti Infratel Ltd.	11,707,995	54,847
	UPL Ltd.	4,833,287	52,672
	Bajaj Auto Ltd.	1,172,453	51,664
	Motherson Sumi Systems Ltd.	8,590,526	45,304
	Piramal Enterprises Ltd.	1,135,735	44,089
	Nestle India Ltd.	311,976	43,876
*	United Spirits Ltd.	808,606	43,742
	Hindalco Industries Ltd.	12,231,382	42,834

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Bajaj Finserv Ltd.	519,259	42,519
	Wipro Ltd.	9,981,451	41,406
	Dabur India Ltd.	7,213,148	39,813
	Ambuja Cements Ltd.	10,524,541	39,430
	Cipla Ltd.	4,339,534	39,346
	Ashok Leyland Ltd.	15,806,391	38,769
	Hindustan Petroleum Corp. Ltd.	8,311,801	37,773
	Lupin Ltd.	3,008,665	36,475
	GAIL India Ltd.	7,326,132	35,600
	Aurobindo Pharma Ltd.	3,612,012	34,654
	ICICI Bank Ltd.	7,755,387	32,990
	Tata Steel Ltd.	3,707,486	32,826
	Britannia Industries Ltd.	392,083	32,363
	Power Grid Corp. of India Ltd.	10,390,960	32,277
	Mahindra & Mahindra Financial Services Ltd.	4,025,111	31,718
	Marico Ltd.	6,226,618	30,920
	Bharat Forge Ltd.	2,552,171	29,501
	Mindtree Ltd.	1,793,620	29,001
	Federal Bank Ltd.	19,737,000	28,932
	Shree Cement Ltd.	114,062	28,878
	Bosch Ltd.	99,234	28,776
2	InterGlobe Aviation Ltd.	1,318,250	27,627
	LIC Housing Finance Ltd.	3,355,954	27,348
	Havells India Ltd.	3,282,865	26,800
	Pidilite Industries Ltd.	1,635,184	26,542
	Dewan Housing Finance Corp. Ltd.	2,580,861	24,617
	Dr Reddy's Laboratories Ltd.	776,813	24,570
	Page Industries Ltd.	66,289	23,928
*	Bharat Financial Inclusion Ltd.	1,342,381	23,290
^	Wipro Ltd. ADR	4,782,987	22,863
2	ICICI Prudential Life Insurance Co. Ltd.	3,503,154	22,298
	Container Corp. Of India Ltd.	1,128,940	21,991
*	Idea Cellular Ltd.	21,222,100	21,911
	IndusInd Bank Ltd.	758,593	21,479
	Edelweiss Financial Services Ltd.	4,978,053	21,211
	Apollo Hospitals Enterprise Ltd.	1,257,935	20,524
*	Cadila Healthcare Ltd.	3,299,640	20,337
*,2	Avenue Supermarts Ltd.	905,159	20,089
	Siemens Ltd.	1,176,244	19,725
	Divi's Laboratories Ltd.	1,092,359	19,533
	NMDC Ltd.	10,446,859	19,462
	Crompton Greaves Consumer Electricals Ltd.	5,533,090	19,448
	Biocon Ltd.	1,930,733	19,241
	Rajesh Exports Ltd.	1,873,145	19,111
	DLF Ltd.	5,715,956	18,965
*	Jindal Steel & Power Ltd.	4,987,103	18,664
	Jubilant Foodworks Ltd.	488,711	18,490
*	Oracle Financial Services Software Ltd.	286,729	18,463
	Alkem Laboratories Ltd.	585,613	17,293
	Tata Power Co. Ltd.	13,044,490	17,192
	MRF Ltd.	14,074	16,806
	Rural Electrification Corp. Ltd.	8,821,511	16,791
	Glenmark Pharmaceuticals Ltd.	1,932,673	16,522
	United Breweries Ltd.	905,332	16,210
	Mphasis Ltd.	1,040,689	16,103
	Bharat Heavy Electricals Ltd.	11,948,999	15,641
	TVS Motor Co. Ltd.	1,567,501	15,610
*	Tata Motors Ltd. Class A	5,429,772	15,489
	Hindustan Zinc Ltd.	3,147,869	15,379
	Colgate-Palmolive India Ltd.	915,740	15,376
*	Steel Authority of India Ltd.	13,232,867	15,260
	Bharat Electronics Ltd.	7,797,122	15,247
	Apollo Tyres Ltd.	3,443,808	15,153
	L&T Finance Holdings Ltd.	5,865,356	15,125

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Info Edge India Ltd.	810,036	15,029
	Natco Pharma Ltd.	1,231,387	14,843
	Sun TV Network Ltd.	1,120,856	14,715
	ACC Ltd.	614,362	14,569
*	Future Retail Ltd.	1,617,415	14,546
*,2	ICICI Lombard General Insurance Co. Ltd.	1,245,277	14,176
	NHPC Ltd.	33,112,245	14,083
	Bank of Baroda	6,349,307	14,076
*	Max Financial Services Ltd.	1,823,351	14,057
	Indian Hotels Co. Ltd.	6,321,916	13,923
	CESC Ltd.	872,602	13,826
	Bajaj Holdings & Investment Ltd.	341,155	13,805
	ABB India Ltd.	678,999	13,794
	Cholamandalam Investment and Finance Co. Ltd.	520,422	13,526
	Berger Paints India Ltd.	3,145,432	13,467
	Dalmia Bharat Ltd.	293,562	13,377
	IDFC Bank Ltd.	18,498,738	13,338
	Tata Global Beverages Ltd.	2,996,033	13,298
	Kansai Nerolac Paints Ltd.	1,768,765	13,232
	Voltas Ltd.	1,342,950	12,877
	Oil India Ltd.	3,691,426	12,818
	Jubilant Life Sciences Ltd.	966,828	12,703
	Emami Ltd.	751,475	12,533
*	Indiabulls Ventures Ltd.	1,730,629	12,414
	IIFL Holdings Ltd.	1,077,724	12,369
	Escorts Ltd.	821,946	12,306
	GlaxoSmithKline Consumer Healthcare Ltd.	134,746	12,294
	Balkrishna Industries Ltd.	644,428	12,285
	GRUH Finance Ltd.	1,178,565	11,888
	Power Finance Corp. Ltd.	9,060,032	11,880
	Reliance Infrastructure Ltd.	1,739,940	11,676
	Torrent Pharmaceuticals Ltd.	549,074	11,622
	Arvind Ltd.	1,808,297	11,416
	Cummins India Ltd.	958,079	11,018
*	Indiabulls Real Estate Ltd.	3,421,337	10,947
	Exide Industries Ltd.	2,934,979	10,855
^	Dr Reddy's Laboratories Ltd. ADR	332,511	10,743
	NCC Ltd.	5,368,607	10,670
	Reliance Capital Ltd.	1,637,882	10,615
	Petronet LNG Ltd.	3,121,446	10,578
	Manappuram Finance Ltd.	5,790,776	10,546
	Vakrangee Ltd.	6,939,170	10,353
	Supreme Industries Ltd.	499,499	10,318
*	Fortis Healthcare Ltd.	4,488,126	10,138
	Castrol India Ltd.	3,478,046	10,118
	State Bank of India GDR	264,309	9,721
*	NBCC India Ltd.	6,156,682	9,643
	Gillette India Ltd.	97,650	9,546
	Ramco Cements Ltd.	763,950	9,394
*	Punjab National Bank	6,541,966	9,307
	PI Industries Ltd.	712,788	9,247
	KPIT Technologies Ltd.	2,376,222	9,167
	Oberoi Realty Ltd.	1,097,223	8,998
	Sundaram Finance Ltd.	339,124	8,976
	Tata Communications Ltd.	957,064	8,906
*,2	Quess Corp. Ltd.	506,447	8,804
	Muthoot Finance Ltd.	1,309,767	8,798
	HEG Ltd.	212,941	8,789
*	Adani Transmission Ltd.	3,499,468	8,782
*	GMR Infrastructure Ltd.	28,529,458	8,707
	Godrej Industries Ltd.	957,743	8,565
	Bayer CropScience Ltd.	121,026	8,506
	AIA Engineering Ltd.	381,303	8,243
*	Godrej Properties Ltd.	680,691	8,186

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	KRBL Ltd.	1,207,050	8,071
	Hexaware Technologies Ltd.	1,177,209	7,887
	Jain Irrigation Systems Ltd.	4,504,163	7,822
	National Aluminium Co. Ltd.	6,532,060	7,813
	Whirlpool of India Ltd.	326,236	7,706
	Amara Raja Batteries Ltd.	596,382	7,669
	IRB Infrastructure Developers Ltd.	1,819,894	7,660
	TI Financial Holdings Ltd.	704,512	7,614
*	Indraprastha Gas Ltd.	1,769,213	7,595
	City Union Bank Ltd.	2,719,470	7,473
	Adani Enterprises Ltd.	3,542,728	7,375
*	CG Power and Industrial Solutions Ltd.	5,770,670	7,205
*	IDBI Bank Ltd.	7,321,838	7,202
	Kajaria Ceramics Ltd.	876,245	7,141
*	Sun Pharma Advanced Research Co. Ltd.	1,126,895	7,108
*,2	AU Small Finance Bank Ltd.	655,265	7,063
	SRF Ltd.	194,069	6,937
	Prestige Estates Projects Ltd.	1,520,869	6,932
	Motilal Oswal Financial Services Ltd.	470,734	6,894
	PVR Ltd.	315,950	6,801
	Century Textiles & Industries Ltd.	357,440	6,736
	Sterlite Technologies Ltd.	1,277,173	6,695
	Graphite India Ltd.	640,209	6,652
	Ipca Laboratories Ltd.	591,509	6,640
	Coromandel International Ltd.	907,552	6,447
	JSW Energy Ltd.	5,115,031	6,446
	Persistent Systems Ltd.	532,041	6,416
*,2	Eris Lifesciences Ltd.	547,569	6,403
	Thermax Ltd.	374,632	6,365
	Karur Vysya Bank Ltd.	3,897,912	6,340
	Gujarat Pipavav Port Ltd.	2,855,755	6,316
	Gujarat Gas Ltd.	475,604	6,289
*	Capital First Ltd.	655,843	6,282
	Canara Bank	1,581,141	6,250
*	Ajanta Pharma Ltd.	306,004	6,201
*,2	Dilip Buildcon Ltd.	358,103	6,200
	Sadbhav Engineering Ltd.	1,083,207	6,176
	Symphony Ltd.	223,851	6,081
	Strides Shasun Ltd.	628,914	5,988
*	Suzlon Energy Ltd.	35,586,236	5,775
	Sanofi India Ltd.	78,452	5,703
	Torrent Power Ltd.	1,543,609	5,676
*	Avanti Feeds Ltd.	151,716	5,631
	Ceat Ltd.	236,823	5,616
	Indian Bank	1,162,833	5,562
	Varun Beverages Ltd.	568,992	5,542
	Gujarat State Petronet Ltd.	2,051,297	5,471
	JM Financial Ltd.	2,553,797	5,409
	WABCO India Ltd.	44,412	5,384
	Sundram Fasteners Ltd.	601,104	5,352
*	TV18 Broadcast Ltd.	5,610,740	5,336
	Rain Industries Ltd.	1,111,266	5,287
*	Wockhardt Ltd.	419,199	5,214
	Redington India Ltd.	2,517,985	5,200
	Radico Khaitan Ltd.	830,446	5,182
*	Thomas Cook India Ltd.	1,188,224	5,142
*	Aditya Birla Fashion and Retail Ltd.	2,334,618	5,104
	Engineers India Ltd.	2,148,486	5,096
*,2	Endurance Technologies Ltd.	264,681	5,039
	Care Ratings Ltd.	264,568	5,038
*	Equitas Holdings Ltd.	2,130,690	4,912
*	Bank of India	3,134,880	4,849
*	Bombay Burmah Trading Co.	194,112	4,705
*	Adani Power Ltd.	12,293,716	4,700

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
2	Syngene International Ltd.	495,285	4,615
*	Sintex Plastics Technology Ltd.	5,712,540	4,584
	eClerx Services Ltd.	227,517	4,533
	Mangalore Refinery & Petrochemicals Ltd.	2,798,931	4,511
	Welspun India Ltd.	5,257,348	4,488
*	Jaiprakash Associates Ltd.	15,201,896	4,484
	Mahanagar Gas Ltd.	326,928	4,341
	Blue Dart Express Ltd.	78,659	4,333
*	Reliance Power Ltd.	7,775,424	4,287
	Sobha Ltd.	521,000	4,277
	Pfizer Ltd.	125,283	4,267
	Gujarat Fluorochemicals Ltd.	334,054	4,253
	GE T&D India Ltd.	748,110	4,213
	Alembic Pharmaceuticals Ltd.	521,225	4,168
*,2	Larsen & Toubro Infotech Ltd.	176,551	4,134
*	Mahindra CIE Automotive Ltd.	1,096,732	4,094
	Minda Industries Ltd.	246,186	4,045
	PC Jeweller Ltd.	1,873,227	4,037
	Jindal Saw Ltd.	2,160,182	3,976
	Bajaj Corp. Ltd.	554,303	3,968
	Repco Home Finance Ltd.	411,801	3,958
*	Just Dial Ltd.	590,738	3,918
	Chambal Fertilizers and Chemicals Ltd.	1,319,222	3,842
*	Dish TV India Ltd.	3,393,186	3,810
	South Indian Bank Ltd.	9,615,962	3,790
	Srei Infrastructure Finance Ltd.	2,934,826	3,742
	Phoenix Mills Ltd.	387,147	3,614
	Cox & Kings Ltd.	1,084,944	3,559
	Welspun Corp. Ltd.	1,670,300	3,533
2	Dr Lal PathLabs Ltd.	275,735	3,487
	India Cements Ltd.	1,575,910	3,449
	Great Eastern Shipping Co. Ltd.	626,641	3,444
	PTC India Ltd.	2,420,622	3,324
	Raymond Ltd.	197,221	3,276
	Karnataka Bank Ltd.	1,781,902	3,251
	Kaveri Seed Co. Ltd.	397,629	3,175
*	Reliance Communications Ltd.	13,635,801	3,103
*	IFCI Ltd.	10,167,305	3,014
*	Union Bank of India	2,125,053	3,008
*	Jet Airways India Ltd.	300,938	2,885
2	Laurus Labs Ltd.	375,043	2,868
	Vijaya Bank	2,871,762	2,726
	VA Tech Wabag Ltd.	349,766	2,653
	Multi Commodity Exchange of India Ltd.	223,465	2,597
*	Syndicate Bank	3,017,985	2,477
*	Central Bank of India	2,360,806	2,475
*	DEN Networks Ltd.	1,542,785	2,382
	GlaxoSmithKline Pharmaceuticals Ltd.	66,390	2,330
*	Hindustan Construction Co. Ltd.	6,504,244	2,285
	Vedanta Ltd. ADR	123,777	2,193
*	Jammu & Kashmir Bank Ltd.	2,537,800	2,155
*	Unitech Ltd.	25,154,607	2,151
	Finolex Cables Ltd.	201,414	2,104
	GE Power India Ltd.	164,724	2,093
	Balrampur Chini Mills Ltd.	1,988,487	2,073
	Gujarat Mineral Development Corp. Ltd.	1,026,009	2,072
*	RattanIndia Power Ltd.	25,500,612	1,939
	IDFC Ltd.	2,092,913	1,831
*	Oriental Bank of Commerce	1,281,464	1,793
	Gateway Distriparks Ltd.	705,986	1,776
*	Housing Development & Infrastructure Ltd.	3,585,080	1,774
*	Allahabad Bank	2,360,278	1,727
*	Shipping Corp. of India Ltd.	1,530,257	1,700
*	Indian Overseas Bank	5,532,962	1,518

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Andhra Bank	2,509,468	1,486
*	Reliance Home Finance Ltd.	1,577,613	1,466
	McLeod Russel India Ltd.	629,420	1,458
	Marksans Pharma Ltd.	2,723,185	1,353
	Sintex Industries Ltd.	4,935,664	1,308
*	Bajaj Hindusthan Sugar Ltd.	9,616,574	1,257
*	Shree Renuka Sugars Ltd.	5,107,730	1,198
*	Corp Bank	2,650,322	1,191
*,3	Adani Green Energy Ltd.	2,696,016	1,038
*	Rolta India Ltd.	1,078,980	998
*	UCO Bank	2,956,646	869
*	Tata Motors Ltd. ADR	24,025	604
*,3	Solara Active Pharma Sciences Ltd.	104,819	181
*	Sundaram Finance Holdings Ltd.	72,410	160
	Infosys Ltd. ADR	9,014	159
	Tube Investments of India Ltd.	44,818	157
*	JITF Infralogistics Ltd.	127,987	68
	ICICI Bank Ltd. ADR	743	6
*,3	Chennai Super Kings Cricket Ltd.	951,110	—
			8,353,274
Indonesia (0.5%)
	Bank Central Asia Tbk PT	131,083,470	207,280
	Telekomunikasi Indonesia Persero Tbk PT	643,533,283	175,604
	Bank Rakyat Indonesia Persero Tbk PT	718,671,791	165,703
	Astra International Tbk PT	275,427,350	140,971
	Bank Mandiri Persero Tbk PT	252,096,731	127,701
	Bank Negara Indonesia Persero Tbk PT	100,708,274	57,979
	Unilever Indonesia Tbk PT	15,642,993	51,992
	United Tractors Tbk PT	20,656,510	50,399
	Gudang Garam Tbk PT	6,206,614	30,834
	Hanjaya Mandala Sampoerna Tbk PT	119,741,963	30,342
	Indofood Sukses Makmur Tbk PT	59,069,443	29,533
*	Semen Indonesia Persero Tbk PT	39,071,351	26,986
	Kalbe Farma Tbk PT	249,728,154	26,959
	Indah Kiat Pulp & Paper Corp. Tbk PT	27,106,400	25,592
	Charoen Pokphand Indonesia Tbk PT	93,434,749	24,632
	Matahari Department Store Tbk PT	31,332,468	23,199
	Adaro Energy Tbk PT	174,153,330	22,806
	Indocement Tunggal Prakarsa Tbk PT	17,786,002	22,508
	Perusahaan Gas Negara Persero Tbk PT	142,008,954	20,102
	Bank Danamon Indonesia Tbk PT	41,607,276	19,833
	Indofood CBP Sukses Makmur Tbk PT	30,700,384	19,073
	Ciputra Development Tbk PT	183,706,210	14,451
	Surya Citra Media Tbk PT	76,518,821	14,006
	Bukit Asam Tbk PT	57,211,145	13,226
	Pakuwon Jati Tbk PT	309,242,434	13,072
	Bumi Serpong Damai Tbk PT	101,791,360	12,292
	Bank Tabungan Negara Persero Tbk PT	47,732,697	10,638
*	Barito Pacific Tbk PT	57,506,397	10,168
	Tower Bersama Infrastructure Tbk PT	24,426,084	9,728
	Jasa Marga Persero Tbk PT	30,358,461	9,490
	Summarecon Agung Tbk PT	145,139,600	9,391
	Japfa Comfeed Indonesia Tbk PT	85,337,565	9,242
	Indo Tambangraya Megah Tbk PT	5,295,800	8,975
	Waskita Karya Persero Tbk PT	56,209,567	8,879
	Semen Baturaja Persero TBK PT	29,236,052	8,803
	Ace Hardware Indonesia Tbk PT	90,095,900	8,420
*	Lippo Karawaci Tbk PT	258,855,600	8,268
*	Medco Energi Internasional Tbk PT	95,751,500	8,229
*	Kresna Graha Investama Tbk PT	174,629,941	8,220
	AKR Corporindo Tbk PT	22,771,700	7,974
*	Sentul City Tbk PT	592,382,300	7,905
*	XL Axiata Tbk PT	48,589,353	7,364
	Aneka Tambang Tbk	116,417,227	6,997

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Vale Indonesia Tbk PT	28,070,836	6,311
	Media Nusantara Citra Tbk PT	65,938,683	6,238
	Mitra Adiperkasa Tbk PT	9,840,200	5,834
*	PP Persero Tbk PT	33,419,125	5,801
	Link Net Tbk PT	14,247,600	5,550
	Astra Agro Lestari Tbk PT	5,467,596	5,013
*	Wijaya Karya Persero Tbk PT	42,916,698	4,867
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	32,799,200	4,854
	Ramayana Lestari Sentosa Tbk PT	39,817,000	4,063
	Alam Sutera Realty Tbk PT	152,465,700	3,973
	Global Mediacom Tbk PT	93,374,512	3,879
*	Panin Financial Tbk PT	205,027,000	3,464
	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	37,872,800	3,425
	Adhi Karya Persero Tbk PT	25,380,400	3,395
*	Eagle High Plantations Tbk PT	158,129,500	2,828
	Timah Tbk PT	36,342,187	2,660
	Kawasan Industri Jababeka Tbk PT	137,054,391	2,420
	Surya Semesta Internusa Tbk PT	53,814,000	2,058
*	Siloam International Hospitals Tbk PT	4,020,885	2,025
	Agung Podomoro Land Tbk PT	122,690,000	1,864
	Intiland Development Tbk PT	67,755,800	1,499
*	Krakatau Steel Persero Tbk PT	46,351,636	1,462
	Salim Ivomas Pratama Tbk PT	33,590,700	1,361
	Bekasi Fajar Industrial Estate Tbk PT	67,348,700	1,284
	Wijaya Karya Beton Tbk PT	27,926,705	954
*	Lippo Cikarang Tbk PT	5,712,500	947
*	Medco Energi Internasional Tbk PT Warrants Expire 12/11/2020	23,126,700	898
*	Bakrie and Brothers Tbk PT	249,678,500	897
*	Matahari Putra Prima Tbk PT	33,991,300	830
*,3	Berlian Laju Tanker Tbk PT	25,926,000	365
	Sampoerna Agro PT	2,071,200	350
*	Bakrie Telecom Tbk PT	94,762,000	341
*,3	Sigmagold Inti Perkasa Tbk PT	55,799,300	201
	BISI International Tbk PT	351,900	48
			1,607,725
Ireland (0.2%)
	Kerry Group plc Class A	1,983,636	202,214
	Bank of Ireland Group plc	12,480,369	111,968
	Kingspan Group plc	2,019,018	91,400
	AIB Group plc	9,274,485	55,271
	Glanbia plc	2,662,272	44,967
*	Dalata Hotel Group plc	2,394,110	19,058
	Green REIT plc	9,774,236	17,910
	Hibernia REIT plc	9,407,889	16,847
	C&C Group plc	4,220,419	15,866
	Irish Continental Group plc	2,082,666	14,109
	Origin Enterprises plc	1,600,700	10,313
*	Permanent TSB Group Holdings plc	1,447,164	3,041
*,3	Irish Bank Resolution Corp. Ltd.	698,992	—
			602,964
Israel (0.3%)
	Teva Pharmaceutical Industries Ltd.	12,045,915	216,931
	Bank Leumi Le-Israel BM	19,510,997	115,108
	Bank Hapoalim BM	14,093,883	96,253
*	Nice Ltd.	827,953	78,438
	Frutarom Industries Ltd.	495,720	47,387
*	Israel Discount Bank Ltd. Class A	16,058,758	44,465
	Israel Chemicals Ltd.	9,232,781	41,260
	Elbit Systems Ltd.	318,366	36,694
	Bezeq The Israeli Telecommunication Corp. Ltd.	27,706,903	34,953
*	Tower Semiconductor Ltd.	1,266,966	33,042
	Mizrahi Tefahot Bank Ltd.	1,774,017	32,424
*	SodaStream International Ltd.	283,074	26,675
	Azrieli Group Ltd.	402,613	18,416

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Mazor Robotics Ltd.	624,482	16,672
	Paz Oil Co. Ltd.	107,356	15,621
	First International Bank Of Israel Ltd.	702,684	14,485
	Alony Hetz Properties & Investments Ltd.	1,415,339	12,555
	Gazit-Globe Ltd.	1,310,101	12,386
	Strauss Group Ltd.	591,777	12,175
	Harel Insurance Investments & Financial Services Ltd.	1,500,091	10,889
*	Airport City Ltd.	945,309	10,792
	Israel Corp. Ltd.	51,108	9,997
*	Nova Measuring Instruments Ltd.	375,517	9,967
	Reit 1 Ltd.	2,472,586	9,921
	Delek Group Ltd.	65,881	9,847
	Oil Refineries Ltd.	20,738,049	8,973
	Amot Investments Ltd.	1,542,773	7,603
	Melisron Ltd.	182,611	7,456
	Teva Pharmaceutical Industries Ltd. ADR	343,103	6,169
*	Jerusalem Oil Exploration	108,620	6,087
	IDI Insurance Co. Ltd.	97,676	5,880
*	Clal Insurance Enterprises Holdings Ltd.	356,540	5,577
	Shufersal Ltd.	931,441	5,332
	Electra Ltd.	20,952	5,247
*	Partner Communications Co. Ltd.	1,254,743	5,168
*	Brack Capital Properties NV	43,756	4,857
*	Jerusalem Economy Ltd.	1,878,618	4,566
	Matrix IT Ltd.	408,037	4,480
*	Phoenix Holdings Ltd.	871,455	4,457
	Shikun & Binui Ltd.	2,589,978	4,376
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	91,943	4,196
*	Cellcom Israel Ltd. (Registered)	604,710	4,121
*	Gilat Satellite Networks Ltd.	466,885	3,943
	Sella Capital Real Estate Ltd.	2,118,882	3,903
*	Migdal Insurance & Financial Holding Ltd.	3,938,233	3,855
	Kenon Holdings Ltd.	228,925	3,555
	Bayside Land Corp.	8,180	3,552
*	Africa Israel Properties Ltd.	150,479	3,469
	Delek Automotive Systems Ltd.	449,271	3,220
	Formula Systems 1985 Ltd.	92,191	3,175
	Delta-Galil Industries Ltd.	106,115	3,039
	Menora Mivtachim Holdings Ltd.	270,512	3,029
	Big Shopping Centers Ltd.	45,532	2,919
	Naphtha Israel Petroleum Corp. Ltd.	392,305	2,465
*	Allot Communications Ltd.	435,560	2,209
*	AudioCodes Ltd.	297,988	2,130
	Norstar Holdings Inc.	114,719	2,023
*	Kamada Ltd.	319,053	1,502
*	B Communications Ltd.	119,903	1,469
	Property & Building Corp. Ltd.	11,550	860
*	Evogene Ltd.	276,637	842
*,^	Cellcom Israel Ltd.	96,644	657
*	Ceragon Networks Ltd.	107,119	282
			1,113,996
Italy (2.0%)
	Enel SPA	105,792,226	671,124
	Eni SPA	34,054,884	665,726
	Intesa Sanpaolo SPA (Registered)	174,467,971	663,676
	UniCredit SPA	30,403,760	659,159
	Assicurazioni Generali SPA	17,811,421	359,420
*	Fiat Chrysler Automobiles NV	14,839,636	329,722
	Atlantia SPA	7,245,249	239,819
	Ferrari NV	1,714,082	210,281
	CNH Industrial NV	13,109,047	161,303
	Snam SPA	32,287,964	155,019
*	Telecom Italia SPA (Registered)	147,461,644	145,474
	Luxottica Group SPA	2,113,768	131,870

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Terna Rete Elettrica Nazionale SPA	19,205,415	115,271
	Tenaris SA	5,966,313	111,817
	EXOR NV	1,455,257	107,812
	Moncler SPA	2,185,855	98,522
	Mediobanca Banca di Credito Finanziario SPA	7,856,557	95,203
	Intesa Sanpaolo SPA	21,690,778	85,882
	Prysmian SPA	2,884,113	84,785
	Telecom Italia SPA (Bearer)	91,218,367	78,341
*,^	Banco BPM SPA	20,651,770	74,912
	Unione di Banche Italiane SPA	13,346,041	68,743
	FinecoBank Banca Fineco SPA	5,320,160	63,352
2	Poste Italiane SPA	6,253,279	61,055
	Leonardo SPA	5,271,190	60,907
	Davide Campari-Milano SPA	7,680,840	57,537
	Recordati SPA	1,354,823	48,328
*,2	Pirelli & C SPA	5,035,246	43,626
	Italgas SPA	6,669,467	43,159
	A2A SPA	21,001,663	42,229
	Unipol Gruppo SPA	7,469,096	40,006
	Hera SPA	10,815,092	39,982
*	Yoox Net-A-Porter Group SPA	867,503	39,693
	Interpump Group SPA	1,120,138	35,584
	Azimut Holding SPA	1,506,663	31,633
	Cerved Information Solutions SPA	2,607,043	31,548
	BPER Banca	5,457,706	31,505
*	Brembo SPA	2,096,199	30,883
*,^	Saipem SPA	7,760,738	29,640
	Amplifon SPA	1,574,129	29,406
	DiaSorin SPA	310,708	29,277
	Banca Popolare di Sondrio SCPA	6,107,530	28,855
	UnipolSai Assicurazioni SPA	10,401,342	27,954
2	Anima Holding SPA	3,854,750	27,658
^	Banca Mediolanum SPA	3,403,632	27,279
	De' Longhi SPA	868,771	25,972
2	Infrastrutture Wireless Italiane SPA	3,220,340	25,920
	Banca Generali SPA	764,988	24,816
	Buzzi Unicem SPA	919,650	23,220
	Societa Cattolica di Assicurazioni SC	2,100,002	22,359
	Autogrill SPA	1,736,709	22,134
	IMA Industria Macchine Automatiche SPA	220,522	21,399
	Iren SPA	6,903,972	20,976
	Societa Iniziative Autostradali e Servizi SPA	933,299	19,770
*,^	Mediaset SPA	4,738,452	18,802
2	Enav SPA	3,420,289	18,643
^	Salvatore Ferragamo SPA	608,332	17,975
*	Reply SPA	275,225	17,395
2	Technogym SPA	1,307,771	15,865
	ERG SPA	649,216	15,554
	Brunello Cucinelli SPA	444,503	14,764
	Saras SPA	6,102,499	14,564
	MARR SPA	479,023	14,452
^	Tod's SPA	181,472	14,013
	Ei Towers SPA	229,947	13,309
	ASTM SPA	483,637	13,299
	Parmalat SPA	3,624,297	13,215
	Beni Stabili SpA SIIQ	13,797,290	13,066
2	OVS SPA	2,563,896	10,890
	ACEA SPA	590,839	10,366
	Danieli & C Officine Meccaniche SPA Savings Shares	540,345	10,339
	Banca IFIS SPA	251,627	9,914
*	Fincantieri SPA	6,220,556	9,774
	Biesse SPA	183,695	9,676
	Datalogic SPA	279,419	8,904
	Maire Tecnimont SPA	1,719,840	8,741

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Buzzi Unicem SPA Savings Shares	609,656	8,732
*,2	doBank SPA	569,141	8,614
	Credito Emiliano SPA	976,213	8,585
2	RAI Way SPA	1,336,771	7,565
2	Banca Farmafactoring SPA	1,057,889	6,619
*	Immobiliare Grande Distribuzione SIIQ SPA	663,778	6,210
^	Salini Impregilo SPA	2,112,114	6,043
	Piaggio & C SPA	2,221,271	5,827
	Cementir Holding SPA	669,747	5,600
	CIR-Compagnie Industriali Riunite SPA	4,106,514	5,398
*	Italmobiliare SPA	186,605	5,065
	Danieli & C Officine Meccaniche SPA	168,673	4,639
	Zignago Vetro SPA	425,656	4,276
	Cairo Communication SPA	829,387	3,740
*,^	Juventus Football Club SPA	4,826,694	3,662
	Geox SPA	1,008,614	3,392
*	Arnoldo Mondadori Editore SPA	1,694,267	3,314
*	Rizzoli Corriere Della Sera Mediagroup SPA	1,756,241	2,474
	Cofide SPA	4,106,800	2,398
	DeA Capital SPA	1,249,588	2,261
*,^	Safilo Group SPA	399,843	2,005
*,^	GEDI Gruppo Editoriale SPA	2,409,498	1,222
*	Credito Valtellinese SPA	3,625,152	564
^	Astaldi SPA	61,009	173
*,3	Gemina SPA CVR	315,232	5
			6,823,446
Japan (17.2%)
	Toyota Motor Corp.	35,190,649	2,307,535
	Mitsubishi UFJ Financial Group Inc.	174,851,504	1,171,740
	SoftBank Group Corp.	11,584,985	885,194
	Honda Motor Co. Ltd.	23,926,242	822,727
	Sony Corp.	17,168,312	801,865
	Sumitomo Mitsui Financial Group Inc.	18,157,213	756,761
	Keyence Corp.	1,223,969	746,351
	KDDI Corp.	24,465,476	656,742
	Mizuho Financial Group Inc.	345,128,127	624,419
	Nintendo Co. Ltd.	1,460,894	613,833
	FANUC Corp.	2,636,351	564,734
	Shin-Etsu Chemical Co. Ltd.	5,536,451	555,581
	Nidec Corp.	3,191,518	499,288
	Central Japan Railway Co.	2,464,015	493,750
	East Japan Railway Co.	5,057,261	485,841
	Mitsubishi Corp.	17,486,445	482,198
	Canon Inc.	13,964,240	480,359
	Kao Corp.	6,541,789	470,263
	Seven & i Holdings Co. Ltd.	10,480,190	461,766
	Hitachi Ltd.	62,865,900	458,830
	Tokio Marine Holdings Inc.	9,498,333	448,295
	NTT DOCOMO Inc.	17,060,885	440,751
	Japan Tobacco Inc.	16,256,318	436,989
	Takeda Pharmaceutical Co. Ltd.	10,377,117	436,981
	Panasonic Corp.	28,992,360	429,294
	Nippon Telegraph & Telephone Corp.	8,977,592	426,033
	Komatsu Ltd.	12,428,660	423,677
	Daikin Industries Ltd.	3,598,616	420,375
	Mitsubishi Electric Corp.	26,856,165	411,720
	Mitsui & Co. Ltd.	22,815,194	411,202
	Tokyo Electron Ltd.	2,120,411	407,231
	Astellas Pharma Inc.	27,472,110	401,814
	ITOCHU Corp.	19,219,776	384,365
	Recruit Holdings Co. Ltd.	16,280,917	375,389
	Bridgestone Corp.	8,369,140	349,852
	Denso Corp.	6,635,497	348,940
	Shiseido Co. Ltd.	5,280,311	342,592

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Mitsui Fudosan Co. Ltd.	12,834,542	328,763
Murata Manufacturing Co. Ltd.	2,580,770	325,813
Daiwa House Industry Co. Ltd.	8,812,059	322,180
Kirin Holdings Co. Ltd.	11,391,413	319,746
Dai-ichi Life Holdings Inc.	15,427,811	306,281
ORIX Corp.	17,425,612	305,625
Fast Retailing Co. Ltd.	695,693	305,420
Suzuki Motor Corp.	5,590,700	300,488
SMC Corp.	787,373	299,196
Daiichi Sankyo Co. Ltd.	8,699,083	297,730
Otsuka Holdings Co. Ltd.	5,689,126	297,443
Mitsubishi Estate Co. Ltd.	16,072,643	293,688
JXTG Holdings Inc.	43,224,885	281,773
Subaru Corp.	8,329,266	279,583
Nissan Motor Co. Ltd.	26,217,096	275,816
Sumitomo Corp.	15,211,596	273,056
Kyocera Corp.	4,242,261	271,052
Hoya Corp.	5,014,723	267,911
Asahi Group Holdings Ltd.	5,174,042	261,733
Oriental Land Co. Ltd.	2,579,666	257,076
Nomura Holdings Inc.	44,620,780	256,996
Kubota Corp.	15,179,754	255,939
Eisai Co. Ltd.	3,582,925	240,303
Terumo Corp.	4,165,586	235,692
Sumitomo Realty & Development Co. Ltd.	5,852,150	232,466
Asahi Kasei Corp.	16,903,017	232,420
Nippon Steel & Sumitomo Metal Corp.	10,587,581	230,187
MS&AD Insurance Group Holdings Inc.	6,780,415	228,475
Japan Post Holdings Co. Ltd.	18,042,448	219,240
Sumitomo Mitsui Trust Holdings Inc.	5,081,865	215,507
* Toshiba Corp.	79,802,987	213,879
FUJIFILM Holdings Corp.	5,189,093	208,685
Sompo Holdings Inc.	4,793,006	200,684
Shionogi & Co. Ltd.	3,865,417	198,650
Secom Co. Ltd.	2,637,858	197,902
Toray Industries Inc.	20,563,809	191,954
^ Aeon Co. Ltd.	9,455,959	188,952
West Japan Railway Co.	2,489,459	175,958
Sysmex Corp.	1,952,856	172,510
Nitori Holdings Co. Ltd.	1,001,027	168,808
Resona Holdings Inc.	29,683,095	168,662
Mitsubishi Chemical Holdings Corp.	17,512,859	165,665
Daito Trust Construction Co. Ltd.	960,058	160,200
Fujitsu Ltd.	26,363,465	159,827
Marubeni Corp.	21,239,440	159,499
Inpex Corp.	12,432,232	158,931
Sumitomo Electric Industries Ltd.	10,264,888	157,146
Nitto Denko Corp.	2,091,287	155,476
Chugai Pharmaceutical Co. Ltd.	2,947,625	155,456
Taisei Corp.	2,854,561	153,992
Mitsubishi Heavy Industries Ltd.	3,893,565	153,919
Tokyo Gas Co. Ltd.	5,677,981	152,370
Chubu Electric Power Co. Inc.	9,494,447	148,854
Makita Corp.	3,308,227	148,224
MEIJI Holdings Co. Ltd.	1,831,876	146,917
Unicharm Corp.	5,204,464	146,318
Sekisui House Ltd.	7,880,907	144,446
Omron Corp.	2,674,104	144,320
JFE Holdings Inc.	7,000,481	143,666
Olympus Corp.	3,819,585	142,434
Dentsu Inc.	2,994,492	141,857
Shimano Inc.	1,062,571	141,289
TDK Corp.	1,638,176	141,192
Ono Pharmaceutical Co. Ltd.	6,008,228	138,882

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Sumitomo Metal Mining Co. Ltd.	3,235,853	138,043
	Kansai Electric Power Co. Inc.	9,859,402	137,950
	Japan Exchange Group Inc.	7,297,851	135,150
	Daiwa Securities Group Inc.	21,388,217	131,207
	T&D Holdings Inc.	7,683,788	130,501
	Toyota Industries Corp.	2,171,125	128,033
	Aisin Seiki Co. Ltd.	2,359,709	127,837
	Ajinomoto Co. Inc.	6,884,372	126,139
	Yamato Holdings Co. Ltd.	4,825,039	124,053
	Yaskawa Electric Corp.	2,997,275	121,682
	Yamaha Motor Co. Ltd.	3,795,085	121,346
	Kajima Corp.	12,431,382	119,765
	Hankyu Hanshin Holdings Inc.	3,037,660	119,494
	Sumitomo Chemical Co. Ltd.	20,517,307	117,393
	Yakult Honsha Co. Ltd.	1,637,291	116,643
	Osaka Gas Co. Ltd.	5,344,304	115,084
	MINEBEA MITSUMI Inc.	5,712,744	114,260
	Isuzu Motors Ltd.	7,397,649	112,920
	Tokyu Corp.	6,703,569	112,528
	Rohm Co. Ltd.	1,202,612	111,438
	TOTO Ltd.	1,965,023	111,376
	Ryohin Keikaku Co. Ltd.	319,729	109,368
	Toyota Tsusho Corp.	3,026,960	108,536
	Mazda Motor Corp.	7,770,905	108,046
^	FamilyMart UNY Holdings Co. Ltd.	1,101,055	107,168
	Yamaha Corp.	2,204,664	106,381
	Asahi Glass Co. Ltd.	2,561,813	106,318
	Obayashi Corp.	9,128,464	105,125
	Koito Manufacturing Co. Ltd.	1,553,137	103,942
	Kikkoman Corp.	2,397,950	103,914
	MISUMI Group Inc.	3,742,215	103,272
	M3 Inc.	2,733,568	103,017
*	Tokyo Electric Power Co. Holdings Inc.	21,125,048	100,423
	Kintetsu Group Holdings Co. Ltd.	2,435,909	98,974
	Shimadzu Corp.	3,640,345	98,804
*,^	Renesas Electronics Corp.	9,444,640	98,524
	NEC Corp.	3,405,695	93,350
	Concordia Financial Group Ltd.	16,019,847	93,135
	Trend Micro Inc.	1,554,171	92,922
	NTT Data Corp.	8,566,063	92,316
	Ricoh Co. Ltd.	9,211,242	90,006
	Bandai Namco Holdings Inc.	2,655,919	89,873
	Odakyu Electric Railway Co. Ltd.	4,156,408	89,460
	Tobu Railway Co. Ltd.	2,735,764	87,112
	Sekisui Chemical Co. Ltd.	4,892,727	86,553
	Dai Nippon Printing Co. Ltd.	4,018,237	86,522
	Don Quijote Holdings Co. Ltd.	1,591,174	85,664
	Nippon Paint Holdings Co. Ltd.	2,096,982	85,597
	Nissan Chemical Industries Ltd.	1,920,230	85,380
	Oji Holdings Corp.	11,967,665	84,188
	Suntory Beverage & Food Ltd.	1,703,705	83,839
	Tohoku Electric Power Co. Inc.	6,445,784	83,244
	Santen Pharmaceutical Co. Ltd.	4,944,544	83,040
	NSK Ltd.	6,202,134	82,995
	Nikon Corp.	4,734,800	82,388
*	Nexon Co. Ltd.	5,523,456	80,374
	Kuraray Co. Ltd.	4,814,818	80,187
	LIXIL Group Corp.	3,540,041	79,282
	Idemitsu Kosan Co. Ltd.	1,990,264	77,751
	Kyushu Electric Power Co. Inc.	6,268,148	77,663
	SUMCO Corp.	3,173,680	77,516
	Rakuten Inc.	10,779,569	76,606
	Hisamitsu Pharmaceutical Co. Inc.	980,034	76,174
	Shimizu Corp.	7,675,231	75,937

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Obic Co. Ltd.	905,988	75,887
Nisshin Seifun Group Inc.	3,467,081	75,760
Japan Post Bank Co. Ltd.	5,537,652	75,222
Nippon Express Co. Ltd.	990,799	74,855
Kyowa Hakko Kirin Co. Ltd.	3,438,812	74,409
Lion Corp.	3,416,220	73,590
Stanley Electric Co. Ltd.	2,034,043	73,509
SBI Holdings Inc.	2,885,575	72,761
Nomura Research Institute Ltd.	1,409,602	72,601
^ Yahoo Japan Corp.	17,663,157	72,590
Yokogawa Electric Corp.	3,283,688	72,306
Kose Corp.	389,994	72,070
JGC Corp.	2,922,479	71,627
Keio Corp.	1,565,541	71,468
Chiba Bank Ltd.	8,832,392	71,263
Mitsui Chemicals Inc.	2,482,923	71,176
CyberAgent Inc.	1,293,109	71,027
Shizuoka Bank Ltd.	6,993,694	70,922
Kobayashi Pharmaceutical Co. Ltd.	838,473	70,750
Seiko Epson Corp.	3,727,580	70,067
Tsuruha Holdings Inc.	487,851	70,026
Daifuku Co. Ltd.	1,307,038	69,871
Kyushu Railway Co.	2,182,398	69,843
Start Today Co. Ltd.	2,406,166	69,476
Brother Industries Ltd.	3,232,330	69,332
Pigeon Corp.	1,466,704	68,750
Nissin Foods Holdings Co. Ltd.	933,528	68,740
Coca-Cola Bottlers Japan Holdings Inc.	1,592,907	68,510
Tosoh Corp.	3,864,664	68,359
Hamamatsu Photonics KK	1,758,223	67,757
NGK Spark Plug Co. Ltd.	2,603,204	66,764
Kawasaki Heavy Industries Ltd.	1,975,701	66,052
NGK Insulators Ltd.	3,597,475	65,992
Hoshizaki Corp.	709,097	65,826
Disco Corp.	373,818	65,522
Nagoya Railroad Co. Ltd.	2,465,885	64,584
Aozora Bank Ltd.	1,596,223	64,394
Otsuka Corp.	1,387,014	64,271
Hirose Electric Co. Ltd.	456,504	64,241
Mitsubishi Motors Corp.	8,547,738	63,611
Japan Airlines Co. Ltd.	1,602,774	63,253
Konami Holdings Corp.	1,280,536	62,886
Taiheiyo Cement Corp.	1,649,082	62,269
Keikyu Corp.	3,385,544	62,026
USS Co. Ltd.	2,912,647	61,167
Keisei Electric Railway Co. Ltd.	1,877,262	61,123
Electric Power Development Co. Ltd.	2,240,918	60,943
Advantest Corp.	2,556,887	60,816
NH Foods Ltd.	1,391,892	60,807
Fuji Electric Co. Ltd.	8,502,756	60,644
ANA Holdings Inc.	1,524,529	60,347
Haseko Corp.	3,796,545	59,718
Kansai Paint Co. Ltd.	2,634,301	59,192
Toppan Printing Co. Ltd.	7,072,077	59,138
Sumitomo Heavy Industries Ltd.	1,546,852	59,106
Taisho Pharmaceutical Holdings Co. Ltd.	616,110	58,931
Mitsubishi Gas Chemical Co. Inc.	2,504,992	58,706
Marui Group Co. Ltd.	2,825,717	58,647
Bank of Kyoto Ltd.	973,632	58,530
IHI Corp.	1,764,732	57,682
Showa Denko KK	1,719,103	57,196
Mitsubishi Tanabe Pharma Corp.	3,009,945	57,169
^ Sharp Corp.	1,956,257	57,152
Nabtesco Corp.	1,575,227	56,804

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Sojitz Corp.	17,079,433	56,221
Alps Electric Co. Ltd.	2,544,663	56,202
Tokyu Fudosan Holdings Corp.	6,904,150	54,332
Persol Holdings Co. Ltd.	2,279,640	54,187
Mebuki Financial Group Inc.	13,923,017	54,041
J Front Retailing Co. Ltd.	3,329,396	53,943
Isetan Mitsukoshi Holdings Ltd.	4,828,761	53,721
THK Co. Ltd.	1,538,298	53,615
Fukuoka Financial Group Inc.	10,001,472	53,549
Alfresa Holdings Corp.	2,411,411	53,206
Amada Holdings Co. Ltd.	4,407,753	52,912
Konica Minolta Inc.	6,154,238	52,827
Ebara Corp.	1,370,635	52,352
Hitachi Construction Machinery Co. Ltd.	1,430,707	51,994
^ Yamada Denki Co. Ltd.	9,933,431	51,957
Nippon Shinyaku Co. Ltd.	696,372	51,850
Toho Co. Ltd.	1,552,760	51,794
Hulic Co. Ltd.	4,808,302	51,739
Mitsubishi Materials Corp.	1,695,293	51,600
Nihon M&A Center Inc.	1,730,016	50,493
JTEKT Corp.	3,083,293	49,888
Seibu Holdings Inc.	2,941,148	49,589
Rinnai Corp.	495,268	49,303
Hikari Tsushin Inc.	302,779	49,082
Chugoku Electric Power Co. Inc.	3,899,664	48,787
Kurita Water Industries Ltd.	1,495,040	48,415
Toyo Suisan Kaisha Ltd.	1,217,858	47,951
JSR Corp.	2,531,855	47,695
Matsumotokiyoshi Holdings Co. Ltd.	1,064,652	47,426
Asahi Intecc Co. Ltd.	1,341,794	46,804
Nippon Yusen KK	2,172,837	46,217
Sundrug Co. Ltd.	897,721	46,182
Suzuken Co. Ltd.	1,065,900	45,832
MediPal Holdings Corp.	2,135,416	45,811
Daicel Corp.	3,956,485	45,651
Asics Corp.	2,401,385	45,378
* PeptiDream Inc.	1,120,710	45,279
Teijin Ltd.	2,406,243	45,239
Hakuhodo DY Holdings Inc.	3,223,210	45,095
Hino Motors Ltd.	3,678,973	44,885
Sohgo Security Services Co. Ltd.	903,209	44,595
Mitsui OSK Lines Ltd.	1,503,559	44,538
Pola Orbis Holdings Inc.	1,012,892	44,192
Sega Sammy Holdings Inc.	2,687,935	44,154
Casio Computer Co. Ltd.	2,963,378	44,141
Sumitomo Rubber Industries Ltd.	2,450,266	43,756
Ube Industries Ltd.	1,432,640	43,644
SCREEN Holdings Co. Ltd.	531,833	43,501
Square Enix Holdings Co. Ltd.	1,049,149	43,485
TIS Inc.	1,087,169	43,127
Keihan Holdings Co. Ltd.	1,332,397	43,021
Lawson Inc.	651,021	43,007
Sony Financial Holdings Inc.	2,350,360	42,880
Denka Co. Ltd.	1,192,443	42,453
Tokyo Tatemono Co. Ltd.	2,785,268	42,417
Nichirei Corp.	1,443,312	41,812
Kobe Steel Ltd.	4,025,209	41,406
Sumitomo Dainippon Pharma Co. Ltd.	2,255,112	41,013
Azbil Corp.	880,025	40,956
Hitachi High-Technologies Corp.	876,525	40,882
Furukawa Electric Co. Ltd.	829,761	40,775
Miura Co. Ltd.	1,319,039	40,055
Nankai Electric Railway Co. Ltd.	1,505,256	40,023
Nifco Inc.	1,137,272	39,931

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Air Water Inc.	2,065,872	39,908
Park24 Co. Ltd.	1,408,404	39,896
Yamaguchi Financial Group Inc.	3,175,248	39,664
Nomura Real Estate Holdings Inc.	1,593,121	39,424
Tokyo Century Corp.	627,504	39,065
COMSYS Holdings Corp.	1,402,042	39,004
Kaneka Corp.	3,913,513	38,670
Credit Saison Co. Ltd.	2,156,692	38,625
Rohto Pharmaceutical Co. Ltd.	1,314,870	38,272
^ Skylark Co. Ltd.	2,596,245	38,189
Kagome Co. Ltd.	1,056,105	38,078
Yamazaki Baking Co. Ltd.	1,735,176	37,996
Horiba Ltd.	520,143	37,789
Ezaki Glico Co. Ltd.	700,050	37,710
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,924,661	37,664
Toho Gas Co. Ltd.	1,235,168	37,555
Seino Holdings Co. Ltd.	2,004,557	37,547
DIC Corp.	1,100,186	37,335
Iida Group Holdings Co. Ltd.	1,912,717	37,287
Showa Shell Sekiyu KK	2,597,191	36,674
AEON Financial Service Co. Ltd.	1,558,154	36,498
Oracle Corp. Japan	437,910	35,973
Izumi Co. Ltd.	539,210	35,605
House Foods Group Inc.	1,003,162	35,331
Benesse Holdings Inc.	963,285	35,086
Welcia Holdings Co. Ltd.	682,602	35,055
Mabuchi Motor Co. Ltd.	697,240	35,030
Kewpie Corp.	1,496,212	34,864
Sanwa Holdings Corp.	2,699,086	34,659
Ulvac Inc.	647,525	34,639
Shimamura Co. Ltd.	297,153	34,581
Takashimaya Co. Ltd.	4,010,966	34,444
Shinsei Bank Ltd.	2,212,134	34,442
^ Calbee Inc.	1,021,220	34,390
Toyo Seikan Group Holdings Ltd.	2,173,823	34,201
Kakaku.com Inc.	1,785,320	34,036
Gunma Bank Ltd.	5,802,912	33,867
K's Holdings Corp.	2,332,614	33,643
Bic Camera Inc.	2,039,512	33,423
Yokohama Rubber Co. Ltd.	1,417,185	33,369
Tokai Carbon Co. Ltd.	2,653,714	33,210
Sankyu Inc.	672,432	32,681
Tsumura & Co.	899,923	32,644
Aeon Mall Co. Ltd.	1,602,531	32,405
Nippon Electric Glass Co. Ltd.	1,123,603	32,380
Suruga Bank Ltd.	2,353,209	31,878
Kamigumi Co. Ltd.	1,407,076	31,676
Relo Group Inc.	1,405,104	31,566
NOK Corp.	1,537,728	31,449
Mitsui Mining & Smelting Co. Ltd.	738,434	31,214
Kyowa Exeo Corp.	1,199,616	31,196
Ito En Ltd.	781,686	31,166
Kinden Corp.	1,784,707	31,127
Sotetsu Holdings Inc.	1,084,799	31,078
Penta-Ocean Construction Co. Ltd.	3,904,925	30,774
Hiroshima Bank Ltd.	4,010,961	30,522
Hitachi Metals Ltd.	2,666,852	30,478
Seven Bank Ltd.	9,043,655	30,364
Sumitomo Forestry Co. Ltd.	1,831,966	30,356
Hachijuni Bank Ltd.	5,671,484	29,951
Daiichikosho Co. Ltd.	566,297	29,712
Iyo Bank Ltd.	3,750,581	29,644
Hitachi Chemical Co. Ltd.	1,343,803	29,475
Nippon Shokubai Co. Ltd.	430,031	29,221

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Taiyo Nippon Sanso Corp.	1,965,088	29,134
	Takara Holdings Inc.	2,414,546	29,127
	Cosmo Energy Holdings Co. Ltd.	883,663	29,111
	Nihon Kohden Corp.	1,017,074	29,067
	Maruichi Steel Tube Ltd.	849,352	28,990
	Nippon Kayaku Co. Ltd.	2,315,266	28,970
	Sugi Holdings Co. Ltd.	497,307	28,953
	Zensho Holdings Co. Ltd.	1,239,542	28,849
	Nishi-Nippon Railroad Co. Ltd.	1,035,919	28,765
	NOF Corp.	961,328	28,684
	GS Yuasa Corp.	5,250,985	28,266
	DeNA Co. Ltd.	1,476,870	28,149
	Kaken Pharmaceutical Co. Ltd.	474,485	28,059
	TS Tech Co. Ltd.	693,502	28,059
	Leopalace21 Corp.	3,222,886	27,952
	Zenkoku Hosho Co. Ltd.	676,052	27,899
	Topcon Corp.	1,404,298	27,872
	Japan Steel Works Ltd.	842,320	27,590
	Tokuyama Corp.	925,918	27,579
^	MonotaRO Co. Ltd.	790,372	27,549
	Chugoku Bank Ltd.	2,362,453	27,438
	Citizen Watch Co. Ltd.	3,680,343	27,422
	Miraca Holdings Inc.	701,689	27,317
	Aica Kogyo Co. Ltd.	721,045	27,111
	Morinaga & Co. Ltd.	549,490	26,759
	Itochu Techno-Solutions Corp.	1,293,960	26,749
	Shikoku Electric Power Co. Inc.	2,095,731	26,721
	TechnoPro Holdings Inc.	458,459	26,674
	Toda Corp.	3,220,225	26,553
	Taiyo Yuden Co. Ltd.	1,495,635	26,524
	Cosmos Pharmaceutical Corp.	117,815	26,493
	Japan Airport Terminal Co. Ltd.	637,802	26,122
	Kyushu Financial Group Inc.	5,315,593	26,073
	Daido Steel Co. Ltd.	479,410	25,888
	NTN Corp.	5,881,309	25,869
	Nagase & Co. Ltd.	1,512,915	25,836
	Nippon Gas Co. Ltd.	524,483	25,751
	Shima Seiki Manufacturing Ltd.	405,932	25,733
	Fujikura Ltd.	3,765,723	25,731
	Nisshinbo Holdings Inc.	1,825,200	25,722
*,^	Kawasaki Kisen Kaisha Ltd.	1,111,716	25,709
	Hokuhoku Financial Group Inc.	1,737,326	25,701
	Zeon Corp.	1,987,425	25,666
	Glory Ltd.	745,985	25,652
	DMG Mori Co. Ltd.	1,370,054	25,599
	Toyoda Gosei Co. Ltd.	996,065	25,150
	Nishi-Nippon Financial Holdings Inc.	2,091,433	25,114
	Aoyama Trading Co. Ltd.	650,809	25,065
^	Ain Holdings Inc.	375,456	25,007
	Kyudenko Corp.	533,721	24,938
	Nippon Paper Industries Co. Ltd.	1,290,368	24,713
	Japan Lifeline Co. Ltd.	842,320	24,676
	Wacoal Holdings Corp.	812,745	24,607
	Sankyo Co. Ltd.	697,028	24,436
	NHK Spring Co. Ltd.	2,210,120	24,423
	SG Holdings Co. Ltd.	1,089,400	24,258
	Rengo Co. Ltd.	2,817,472	24,220
	Anritsu Corp.	1,845,455	24,143
	Sapporo Holdings Ltd.	842,702	24,112
	ADEKA Corp.	1,357,662	24,109
	Morinaga Milk Industry Co. Ltd.	547,887	24,065
	Ibiden Co. Ltd.	1,455,339	24,033
	SCSK Corp.	561,188	24,017
	Tadano Ltd.	1,555,882	23,944

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	77 Bank Ltd.	969,031	23,942
	SHO-BOND Holdings Co. Ltd.	315,407	23,844
*,^	Hokuriku Electric Power Co.	2,332,318	23,800
	Capcom Co. Ltd.	1,244,818	23,795
^	Acom Co. Ltd.	5,227,904	23,667
	Dowa Holdings Co. Ltd.	628,810	23,631
	ABC-Mart Inc.	356,521	23,496
	OKUMA Corp.	408,963	23,360
	Toyo Tire & Rubber Co. Ltd.	1,371,783	23,351
	Toyobo Co. Ltd.	1,198,247	23,341
	Sumitomo Osaka Cement Co. Ltd.	5,076,189	23,239
	Nipro Corp.	1,613,041	23,216
	Amano Corp.	929,620	23,041
	OSG Corp.	1,040,899	23,040
	Tokai Tokyo Financial Holdings Inc.	3,096,982	22,433
	Sawai Pharmaceutical Co. Ltd.	516,517	22,322
	Maeda Corp.	1,805,323	22,281
	Open House Co. Ltd.	399,780	22,256
	Ushio Inc.	1,578,132	22,246
	Japan Post Insurance Co. Ltd.	890,982	21,892
	H2O Retailing Corp.	1,155,526	21,744
	GMO Payment Gateway Inc.	219,574	21,729
	PALTAC Corp.	433,748	21,710
	Hanwa Co. Ltd.	496,071	21,674
	Chiyoda Corp.	2,100,000	21,562
^	Mitsubishi Logistics Corp.	932,063	21,498
	Nippon Light Metal Holdings Co. Ltd.	8,008,054	21,406
	Okumura Corp.	516,275	21,373
	Iwatani Corp.	576,589	21,286
	Fuji Seal International Inc.	570,097	21,272
	Kokuyo Co. Ltd.	1,166,993	21,077
	Nihon Parkerizing Co. Ltd.	1,312,149	20,774
	Ariake Japan Co. Ltd.	241,598	20,724
	Tsubakimoto Chain Co.	2,354,112	20,399
	Ship Healthcare Holdings Inc.	586,995	20,382
	Toagosei Co. Ltd.	1,702,886	20,096
	Shimachu Co. Ltd.	617,743	19,942
	Hazama Ando Corp.	2,468,741	19,836
	Fuji Oil Holdings Inc.	617,710	19,802
	Tokyo Seimitsu Co. Ltd.	518,979	19,712
	Sumitomo Bakelite Co. Ltd.	2,184,748	19,706
	Shochiku Co. Ltd.	133,501	19,606
^	Colowide Co. Ltd.	770,363	19,596
	Nishimatsu Construction Co. Ltd.	709,539	19,505
	FP Corp.	314,828	19,475
*,^	LINE Corp.	537,769	19,448
	Lintec Corp.	667,461	19,315
	Nichias Corp.	1,522,521	19,285
	Nippon Suisan Kaisha Ltd.	3,554,125	19,262
	Meitec Corp.	351,019	19,247
	Fancl Corp.	489,566	19,212
	San-In Godo Bank Ltd.	2,034,001	19,124
	Nikkon Holdings Co. Ltd.	714,689	19,016
	Daishi Bank Ltd.	423,687	18,999
	Fuji Corp.	1,052,064	18,882
	Tokyo Ohka Kogyo Co. Ltd.	534,984	18,796
	Pilot Corp.	340,877	18,609
	Fukuyama Transporting Co. Ltd.	445,752	18,601
	Resorttrust Inc.	897,592	18,586
	Jafco Co. Ltd.	421,812	18,500
	cocokara fine Inc.	255,685	18,492
	Topre Corp.	584,288	18,338
	NET One Systems Co. Ltd.	1,122,188	18,061
	Kenedix Inc.	3,118,792	18,014

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Nihon Unisys Ltd.	867,701	18,009
Kureha Corp.	263,174	17,871
Mandom Corp.	495,373	17,858
Sangetsu Corp.	858,495	17,717
NTT Urban Development Corp.	1,503,535	17,715
Outsourcing Inc.	1,055,270	17,692
Fuyo General Lease Co. Ltd.	260,989	17,678
* Mitsui E&S Holdings Co. Ltd.	1,021,030	17,498
Megmilk Snow Brand Co. Ltd.	579,749	17,454
Toyota Boshoku Corp.	827,290	17,367
Kandenko Co. Ltd.	1,459,147	17,281
Shiga Bank Ltd.	3,408,835	17,268
Toho Holdings Co. Ltd.	707,440	17,265
Awa Bank Ltd.	2,642,065	17,252
Maeda Road Construction Co. Ltd.	798,355	17,227
Itoham Yonekyu Holdings Inc.	1,868,726	16,971
Lasertec Corp.	510,439	16,865
Kanematsu Corp.	1,103,386	16,853
Iriso Electronics Co. Ltd.	265,407	16,812
Takasago Thermal Engineering Co. Ltd.	880,502	16,693
Yoshinoya Holdings Co. Ltd.	893,998	16,596
Maruha Nichiro Corp.	488,968	16,459
Autobacs Seven Co. Ltd.	862,930	16,290
Kumagai Gumi Co. Ltd.	476,663	16,220
Daiseki Co. Ltd.	519,280	16,168
Nippo Corp.	704,225	16,151
Yaoko Co. Ltd.	286,699	15,901
Hokkaido Electric Power Co. Inc.	2,393,422	15,883
Sakata Seed Corp.	433,050	15,862
TOKAI Holdings Corp.	1,559,325	15,796
Toyo Ink SC Holdings Co. Ltd.	2,554,889	15,790
HIS Co. Ltd.	430,493	15,710
Hitachi Transport System Ltd.	586,167	15,699
Hitachi Capital Corp.	587,303	15,694
Kyoritsu Maintenance Co. Ltd.	331,772	15,626
CKD Corp.	738,955	15,494
V Technology Co. Ltd.	59,421	15,452
Oki Electric Industry Co. Ltd.	1,140,490	15,388
Nichiha Corp.	383,232	15,194
^ GMO Internet Inc.	826,688	15,148
^ Sanrio Co. Ltd.	824,127	15,139
GungHo Online Entertainment Inc.	4,993,093	15,060
Inaba Denki Sangyo Co. Ltd.	349,420	14,987
Duskin Co. Ltd.	592,905	14,947
^ Goldwin Inc.	235,884	14,879
Kusuri no Aoki Holdings Co. Ltd.	215,962	14,813
Okamura Corp.	1,094,677	14,780
Noevir Holdings Co. Ltd.	204,373	14,697
^ Monex Group Inc.	2,582,682	14,690
Digital Garage Inc.	441,775	14,674
Okinawa Electric Power Co. Inc.	480,276	14,646
Joyful Honda Co. Ltd.	408,775	14,435
Valor Holdings Co. Ltd.	516,575	14,413
Keiyo Bank Ltd.	3,140,643	14,375
Kiyo Bank Ltd.	881,100	14,346
Musashino Bank Ltd.	430,269	14,336
KH Neochem Co. Ltd.	472,563	14,291
Fujitec Co. Ltd.	1,025,560	14,242
Ogaki Kyoritsu Bank Ltd.	562,081	14,169
Trusco Nakayama Corp.	537,382	14,108
Yamato Kogyo Co. Ltd.	477,075	14,064
Senshu Ikeda Holdings Inc.	3,564,198	14,056
Ci:z Holdings Co. Ltd.	290,700	13,985
Tokai Rika Co. Ltd.	698,459	13,953

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Canon Marketing Japan Inc.	641,913	13,949
Gunze Ltd.	226,978	13,942
Heiwa Corp.	700,150	13,897
San-A Co. Ltd.	258,584	13,789
Exedy Corp.	403,604	13,669
^ Daio Paper Corp.	967,834	13,568
Matsui Securities Co. Ltd.	1,385,665	13,510
DCM Holdings Co. Ltd.	1,355,646	13,489
Koei Tecmo Holdings Co. Ltd.	655,930	13,483
North Pacific Bank Ltd.	3,978,322	13,423
FCC Co. Ltd.	473,962	13,407
Sushiro Global Holdings Ltd.	258,781	13,399
Paramount Bed Holdings Co. Ltd.	268,989	13,384
Taikisha Ltd.	382,333	13,333
Daikyonishikawa Corp.	741,555	13,329
Nachi-Fujikoshi Corp.	2,561,861	13,283
* Aiful Corp.	3,916,210	13,243
NS Solutions Corp.	453,027	13,116
Sumitomo Mitsui Construction Co. Ltd.	2,138,468	13,099
Arcs Co. Ltd.	478,001	13,094
Central Glass Co. Ltd.	552,384	13,088
Makino Milling Machine Co. Ltd.	1,382,433	13,047
Ryosan Co. Ltd.	350,522	13,044
Hogy Medical Co. Ltd.	312,104	13,014
United Arrows Ltd.	354,234	13,011
Onward Holdings Co. Ltd.	1,578,692	13,010
Hyakugo Bank Ltd.	2,778,791	12,966
Hokkoku Bank Ltd.	324,636	12,956
Orient Corp.	8,290,770	12,800
Takara Bio Inc.	656,014	12,727
Round One Corp.	879,499	12,721
Infomart Corp.	1,396,684	12,707
Okasan Securities Group Inc.	2,221,065	12,691
Tsubaki Nakashima Co. Ltd.	538,155	12,672
Tokyo Dome Corp.	1,301,933	12,658
Unipres Corp.	534,580	12,587
^ Mirait Holdings Corp.	793,462	12,584
KYB Corp.	260,614	12,556
Shinmaywa Industries Ltd.	1,118,071	12,531
Ai Holdings Corp.	469,335	12,525
Juroku Bank Ltd.	471,575	12,441
SMS Co. Ltd.	328,416	12,434
Ichigo Inc.	2,790,841	12,428
Fujitsu General Ltd.	762,430	12,414
Nanto Bank Ltd.	446,727	12,400
Kanamoto Co. Ltd.	361,725	12,360
KYORIN Holdings Inc.	631,574	12,350
Kissei Pharmaceutical Co. Ltd.	437,115	12,332
Eizo Corp.	261,890	12,243
Hokuetsu Kishu Paper Co. Ltd.	1,951,844	12,161
* Macromill Inc.	447,983	12,105
Hitachi Zosen Corp.	2,229,742	12,104
^ Nissha Co. Ltd.	514,004	12,101
Nippon Television Holdings Inc.	689,910	12,093
Prima Meat Packers Ltd.	1,981,675	12,090
Tomy Co. Ltd.	1,234,614	12,087
Seiren Co. Ltd.	625,118	12,052
Kotobuki Spirits Co. Ltd.	254,087	12,048
Mitsubishi Pencil Co. Ltd.	601,808	11,959
EDION Corp.	1,018,743	11,941
Mochida Pharmaceutical Co. Ltd.	169,420	11,937
Fuji Soft Inc.	304,797	11,805
^ Optex Group Co. Ltd.	387,332	11,634
Starts Corp. Inc.	418,925	11,566

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Keihin Corp.	585,001	11,556
	Bank of Okinawa Ltd.	274,180	11,531
	Nippon Seiki Co. Ltd.	594,709	11,471
	ZERIA Pharmaceutical Co. Ltd.	551,495	11,312
^	Hirata Corp.	119,806	11,312
	Nippon Flour Mills Co. Ltd.	693,037	11,303
	TPR Co. Ltd.	372,128	11,273
^	JINS Inc.	207,870	11,257
	Mani Inc.	277,095	11,243
	Maxell Holdings Ltd.	569,798	11,236
	Hyakujushi Bank Ltd.	3,327,550	11,226
	San-Ai Oil Co. Ltd.	709,427	11,169
	Totetsu Kogyo Co. Ltd.	370,630	11,070
	IBJ Leasing Co. Ltd.	400,834	11,070
	Toshiba Plant Systems & Services Corp.	528,669	11,033
	Takuma Co. Ltd.	1,005,548	11,018
	Senko Group Holdings Co. Ltd.	1,428,890	10,981
	Milbon Co. Ltd.	252,214	10,958
	Daiwabo Holdings Co. Ltd.	241,384	10,951
	Heiwa Real Estate Co. Ltd.	466,565	10,928
	Japan Petroleum Exploration Co. Ltd.	414,111	10,776
	Tokyo Steel Manufacturing Co. Ltd.	1,290,451	10,769
	Nojima Corp.	434,921	10,737
	As One Corp.	157,558	10,701
	Justsystems Corp.	452,658	10,700
	Takeuchi Manufacturing Co. Ltd.	467,059	10,667
	S Foods Inc.	252,964	10,628
	Fuji Media Holdings Inc.	647,052	10,608
	Nippon Soda Co. Ltd.	1,845,636	10,603
	Nomura Co. Ltd.	526,980	10,587
	Financial Products Group Co. Ltd.	831,170	10,583
	Komeri Co. Ltd.	395,961	10,568
	Kato Sangyo Co. Ltd.	286,901	10,563
	Tokyo Broadcasting System Holdings Inc.	474,102	10,538
	Meidensha Corp.	2,644,924	10,408
	Taiyo Holdings Co. Ltd.	244,180	10,376
	MOS Food Services Inc.	341,914	10,359
	Toei Co. Ltd.	91,832	10,315
	Daihen Corp.	1,326,464	10,289
	Nitta Corp.	270,289	10,276
	Nippon Steel & Sumikin Bussan Corp.	186,313	10,220
	NSD Co. Ltd.	489,994	10,216
	Alpine Electronics Inc.	539,387	10,200
	Sumitomo Warehouse Co. Ltd.	1,488,528	10,184
	Toshiba Machine Co. Ltd.	1,534,531	10,165
	United Super Markets Holdings Inc.	772,225	10,154
	Descente Ltd.	601,612	10,151
	Morita Holdings Corp.	516,784	10,135
^	Atom Corp.	1,121,943	10,129
	Tokyu Construction Co. Ltd.	948,252	10,127
	Heiwado Co. Ltd.	424,538	10,125
^	UACJ Corp.	387,932	10,110
	Kitz Corp.	1,199,112	10,025
	Musashi Seimitsu Industry Co. Ltd.	285,998	10,020
	Royal Holdings Co. Ltd.	368,221	10,009
	Showa Corp.	663,828	9,978
*,^	Pepper Food Service Co. Ltd.	173,055	9,963
	Takara Standard Co. Ltd.	585,819	9,955
*	Nippon Sheet Glass Co. Ltd.	1,216,159	9,928
^	Siix Corp.	493,764	9,922
	Yodogawa Steel Works Ltd.	347,630	9,920
	Okamoto Industries Inc.	989,345	9,899
	Japan Aviation Electronics Industry Ltd.	580,954	9,896
	Transcosmos Inc.	358,523	9,895

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Sanyo Denki Co. Ltd.	114,541	9,884
Japan Material Co. Ltd.	746,664	9,872
Seiko Holdings Corp.	378,827	9,863
Toshiba TEC Corp.	1,719,310	9,840
Toridoll Holdings Corp.	293,500	9,827
Futaba Corp.	473,665	9,815
Kohnan Shoji Co. Ltd.	373,723	9,760
DTS Corp.	268,494	9,731
^ Kura Corp.	134,445	9,661
Joshin Denki Co. Ltd.	232,886	9,631
Token Corp.	100,884	9,607
Funai Soken Holdings Inc.	410,244	9,603
^ Ichibanya Co. Ltd.	229,976	9,575
Asahi Holdings Inc.	523,842	9,565
JCR Pharmaceuticals Co. Ltd.	182,467	9,550
Wacom Co. Ltd.	1,882,769	9,512
Eiken Chemical Co. Ltd.	402,544	9,501
Arata Corp.	160,251	9,497
Benefit One Inc.	403,040	9,425
Earth Corp.	178,724	9,389
Shibuya Corp.	275,096	9,380
Nichi-iko Pharmaceutical Co. Ltd.	586,095	9,377
Tokyo TY Financial Group Inc.	354,744	9,363
Sanken Electric Co. Ltd.	1,459,516	9,341
Obara Group Inc.	158,055	9,339
Chudenko Corp.	335,018	9,316
Nichicon Corp.	822,486	9,280
TSI Holdings Co. Ltd.	1,151,416	9,194
Nikkiso Co. Ltd.	805,680	9,174
Koshidaka Holdings Co. Ltd.	151,616	9,172
Nissin Kogyo Co. Ltd.	522,677	9,171
Furukawa Co. Ltd.	453,253	9,117
* Kansai Mirai Financial Group Inc.	1,150,067	9,110
Ryobi Ltd.	356,023	9,096
Nisshin Oillio Group Ltd.	316,210	9,092
Kurabo Industries Ltd.	2,753,955	9,088
KOMEDA Holdings Co. Ltd.	448,942	9,060
TOMONY Holdings Inc.	2,027,892	9,049
Maruwa Co. Ltd.	109,781	9,048
Nagaileben Co. Ltd.	341,517	9,032
Daikyo Inc.	414,985	9,032
Aida Engineering Ltd.	771,466	8,987
Nissan Shatai Co. Ltd.	839,191	8,985
^ ASKUL Corp.	285,126	8,966
Kintetsu World Express Inc.	481,365	8,956
Hosiden Corp.	746,066	8,895
Marudai Food Co. Ltd.	1,807,517	8,891
Tocalo Co. Ltd.	713,344	8,852
Sakata INX Corp.	576,294	8,806
Koa Corp.	403,631	8,805
Aeon Delight Co. Ltd.	250,986	8,781
Saibu Gas Co. Ltd.	324,887	8,781
Piolax Inc.	312,612	8,757
Nippon Densetsu Kogyo Co. Ltd.	426,562	8,755
Inabata & Co. Ltd.	569,202	8,737
EPS Holdings Inc.	428,451	8,729
Toho Bank Ltd.	2,248,474	8,722
Yokogawa Bridge Holdings Corp.	399,241	8,694
Zenrin Co. Ltd.	431,254	8,677
Yamanashi Chuo Bank Ltd.	1,960,716	8,663
Yamazen Corp.	851,208	8,603
Systena Corp.	226,780	8,603
NEC Networks & System Integration Corp.	328,305	8,590
Hiday Hidaka Corp.	329,910	8,585

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Sato Holdings Corp.	304,607	8,546
	Pacific Industrial Co. Ltd.	601,708	8,535
	Seikagaku Corp.	515,578	8,522
	Idec Corp.	371,121	8,517
	Create SD Holdings Co. Ltd.	293,301	8,499
	Kameda Seika Co. Ltd.	172,613	8,494
	Jeol Ltd.	989,351	8,479
	Japan Wool Textile Co. Ltd.	812,900	8,473
	Noritz Corp.	462,559	8,428
	Star Micronics Co. Ltd.	469,657	8,403
^	Fuji Kyuko Co. Ltd.	301,945	8,387
	Istyle Inc.	627,224	8,350
^	Kumiai Chemical Industry Co. Ltd.	1,312,472	8,331
	Nitto Boseki Co. Ltd.	382,431	8,260
	Sekisui Jushi Corp.	378,629	8,244
	Menicon Co. Ltd.	315,308	8,229
^	Zojirushi Corp.	610,402	8,178
	Mitsui Sugar Co. Ltd.	203,571	8,132
	Nishimatsuya Chain Co. Ltd.	659,320	8,105
	T-Gaia Corp.	289,796	8,098
	Create Restaurants Holdings Inc.	642,142	8,088
	Ichikoh Industries Ltd.	744,256	8,074
	Yamagata Bank Ltd.	365,542	8,064
*,^	euglena Co. Ltd.	873,392	8,025
	Bank of Iwate Ltd.	204,776	8,021
	SKY Perfect JSAT Holdings Inc.	1,758,531	8,014
	Nisshin Steel Co. Ltd.	604,727	8,003
^	Bank of Nagoya Ltd.	215,081	7,999
	Toho Zinc Co. Ltd.	173,562	7,986
	Komori Corp.	627,713	7,983
	Showa Sangyo Co. Ltd.	300,714	7,958
	Tamura Corp.	1,038,053	7,885
	Japan Securities Finance Co. Ltd.	1,197,919	7,872
	DyDo Group Holdings Inc.	125,941	7,838
	TKC Corp.	195,868	7,822
	Sanyo Special Steel Co. Ltd.	306,703	7,803
	AOKI Holdings Inc.	508,377	7,800
^	YA-MAN Ltd.	358,540	7,799
	Saizeriya Co. Ltd.	337,619	7,799
	Aomori Bank Ltd.	250,190	7,789
	Doutor Nichires Holdings Co. Ltd.	372,529	7,788
	Oiles Corp.	360,109	7,782
^	Megachips Corp.	241,283	7,739
	Unizo Holdings Co. Ltd.	322,708	7,684
	Nippon Signal Company Ltd.	800,579	7,598
	kabu.com Securities Co. Ltd.	2,086,671	7,582
^	Marusan Securities Co. Ltd.	794,171	7,562
	Tokyotokeiba Co. Ltd.	197,170	7,557
	Mizuno Corp.	233,585	7,552
	Chiyoda Co. Ltd.	313,613	7,538
	Chugoku Marine Paints Ltd.	763,564	7,531
	Belluna Co. Ltd.	640,423	7,449
	Jaccs Co. Ltd.	328,116	7,429
	Chubu Shiryo Co. Ltd.	329,171	7,400
	Tsugami Corp.	614,618	7,399
	Noritake Co. Ltd.	172,860	7,376
	Tosho Co. Ltd.	200,269	7,363
	Ringer Hut Co. Ltd.	302,802	7,358
	TOC Co. Ltd.	826,208	7,316
^	J Trust Co. Ltd.	1,033,557	7,309
	TV Asahi Holdings Corp.	310,729	7,287
	Modec Inc.	274,091	7,274
	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	177,061	7,252
	Towa Pharmaceutical Co. Ltd.	113,440	7,218

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Bell System24 Holdings Inc.	450,052	7,207
	Daibiru Corp.	604,425	7,207
	BML Inc.	284,297	7,195
	Hamakyorex Co. Ltd.	206,171	7,186
	Nippon Ceramic Co. Ltd.	269,990	7,166
	Kisoji Co. Ltd.	275,700	7,140
	Shinko Electric Industries Co. Ltd.	916,096	7,127
	Relia Inc.	559,894	7,118
	Topy Industries Ltd.	240,182	7,114
	Monogatari Corp.	65,572	7,113
	OBIC Business Consultants Co. Ltd.	97,392	7,104
	Miroku Jyoho Service Co. Ltd.	248,588	7,077
^	Noritsu Koki Co. Ltd.	281,595	7,034
	Macnica Fuji Electronics Holdings Inc.	407,278	6,968
	Fukushima Industries Corp.	150,052	6,958
	Riso Kagaku Corp.	347,217	6,943
	Bunka Shutter Co. Ltd.	698,452	6,942
	Oita Bank Ltd.	189,071	6,938
^	Tateru Inc.	410,010	6,928
	Shikoku Bank Ltd.	474,364	6,926
	Fujimori Kogyo Co. Ltd.	203,070	6,880
	Gree Inc.	1,244,410	6,876
	Mitsuba Corp.	470,561	6,869
	Doshisha Co. Ltd.	293,903	6,845
	Konoike Transport Co. Ltd.	389,341	6,808
	Internet Initiative Japan Inc.	360,327	6,805
	Press Kogyo Co. Ltd.	1,180,807	6,805
	Ohsho Food Service Corp.	135,550	6,803
	Shizuoka Gas Co. Ltd.	749,562	6,782
	Nissin Electric Co. Ltd.	673,910	6,757
	Tachi-S Co. Ltd.	372,729	6,755
^	KLab Inc.	397,136	6,751
^	Shoei Foods Corp.	170,779	6,737
	Matsuya Co. Ltd.	524,981	6,721
	Foster Electric Co. Ltd.	286,097	6,702
	Shikoku Chemicals Corp.	472,156	6,683
	Raito Kogyo Co. Ltd.	613,712	6,669
	Aichi Steel Corp.	153,853	6,640
*,^	Pacific Metals Co. Ltd.	189,167	6,637
	DA Consortium Holdings Inc.	318,095	6,633
	Sodick Co. Ltd.	538,286	6,625
	Sanyo Chemical Industries Ltd.	140,248	6,618
	Fujicco Co. Ltd.	286,499	6,594
	Asahi Diamond Industrial Co. Ltd.	686,040	6,571
	Bando Chemical Industries Ltd.	547,297	6,568
	Prestige International Inc.	569,697	6,544
	Fuso Chemical Co. Ltd.	257,560	6,528
	Sakai Moving Service Co. Ltd.	120,641	6,520
*	San ju San Financial Group Inc.	307,646	6,506
	Sanshin Electronics Co. Ltd.	320,017	6,503
	Kenko Mayonnaise Co. Ltd.	185,562	6,501
	Geo Holdings Corp.	397,636	6,498
	Nissei ASB Machine Co. Ltd.	104,837	6,486
	Sintokogio Ltd.	608,522	6,483
	JCU Corp.	286,460	6,477
	Daiho Corp.	1,062,376	6,464
	Riken Corp.	112,140	6,450
	Nippon Thompson Co. Ltd.	874,306	6,438
	Dip Corp.	264,794	6,421
	Eagle Industry Co. Ltd.	354,224	6,388
	Belc Co. Ltd.	118,642	6,383
	Shindengen Electric Manufacturing Co. Ltd.	101,736	6,383
	Adastria Co. Ltd.	367,625	6,378
	Osaka Soda Co. Ltd.	228,181	6,374

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Sanki Engineering Co. Ltd.	566,806	6,310
	Max Co. Ltd.	483,182	6,284
	Ricoh Leasing Co. Ltd.	187,463	6,252
	Tsukishima Kikai Co. Ltd.	444,063	6,242
*,^	Japan Display Inc.	4,721,164	6,239
^	Sinfonia Technology Co. Ltd.	1,765,606	6,232
	Kyokuto Kaihatsu Kogyo Co. Ltd.	393,938	6,229
*	M&A Capital Partners Co. Ltd.	86,206	6,219
	Nippon Carbon Co. Ltd.	136,646	6,208
	Wakita & Co. Ltd.	585,801	6,190
	Yuasa Trading Co. Ltd.	193,274	6,178
	Nohmi Bosai Ltd.	286,900	6,171
	YAMABIKO Corp.	431,953	6,170
	Nitto Kogyo Corp.	358,923	6,161
	Kadokawa Dwango Corp.	593,155	6,134
	Anicom Holdings Inc.	186,666	6,134
	Aichi Bank Ltd.	128,341	6,133
	JVC Kenwood Corp.	1,759,325	6,129
	Futaba Industrial Co. Ltd.	766,771	6,128
	Bank of the Ryukyus Ltd.	398,858	6,118
	Miyazaki Bank Ltd.	188,969	6,117
^	Kitanotatsujin Corp.	803,247	6,111
	Qol Co. Ltd.	295,874	6,065
	Toppan Forms Co. Ltd.	542,520	6,060
	LIFULL Co. Ltd.	741,261	6,021
	Toa Corp.	235,482	6,004
	Pressance Corp.	391,837	5,987
	FULLCAST Holdings Co. Ltd.	275,651	5,958
	Yondoshi Holdings Inc.	241,682	5,952
	Fukui Bank Ltd.	264,104	5,941
	Vector Inc.	307,406	5,930
	Nishio Rent All Co. Ltd.	199,467	5,922
	Mitsuboshi Belting Ltd.	517,197	5,899
	Ichiyoshi Securities Co. Ltd.	481,962	5,898
	Itochu Enex Co. Ltd.	600,712	5,892
	Tayca Corp.	223,201	5,874
	Life Corp.	234,890	5,870
^	Link And Motivation Inc.	578,288	5,863
	Axial Retailing Inc.	143,289	5,841
	Iino Kaiun Kaisha Ltd.	1,167,805	5,810
	Towa Bank Ltd.	435,253	5,807
	ESPEC Corp.	246,488	5,798
	Konishi Co. Ltd.	355,520	5,796
	Trancom Co. Ltd.	76,328	5,779
	Dexerials Corp.	614,720	5,767
^	Kyoei Steel Ltd.	276,898	5,766
	Teikoku Sen-I Co. Ltd.	275,797	5,746
*,^	Pioneer Corp.	3,678,659	5,738
	Avex Inc.	414,345	5,720
	Kaga Electronics Co. Ltd.	230,482	5,700
	Fujimi Inc.	263,190	5,698
	LEC Inc.	162,075	5,692
	Tokai Corp.	252,482	5,687
^	Plenus Co. Ltd.	329,610	5,681
	Hokuetsu Bank Ltd.	256,101	5,674
	Daido Metal Co. Ltd.	476,766	5,657
	Takasago International Corp.	181,558	5,656
	Juki Corp.	387,637	5,618
	Fujibo Holdings Inc.	145,451	5,614
	Kanto Denka Kogyo Co. Ltd.	605,513	5,614
	Elecom Co. Ltd.	248,789	5,577
	Hosokawa Micron Corp.	83,829	5,567
	Fuji Co. Ltd.	254,684	5,563
	Japan Pulp & Paper Co. Ltd.	133,322	5,540

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	T Hasegawa Co. Ltd.	257,101	5,527
	Akita Bank Ltd.	201,976	5,524
	MCJ Co. Ltd.	415,727	5,517
	Takamatsu Construction Group Co. Ltd.	202,971	5,477
	Sogo Medical Co. Ltd.	233,882	5,458
	Mitsubishi Shokuhin Co. Ltd.	186,459	5,441
^	Toho Titanium Co. Ltd.	437,750	5,415
	Solasto Corp.	204,334	5,408
	Sumitomo Seika Chemicals Co. Ltd.	112,841	5,402
	Xebio Holdings Co. Ltd.	286,302	5,394
	Canon Electronics Inc.	231,784	5,391
	Sakai Chemical Industry Co. Ltd.	205,072	5,356
	Toyo Tanso Co. Ltd.	181,765	5,345
	Hibiya Engineering Ltd.	274,905	5,336
	Nippon Koei Co. Ltd.	181,765	5,328
^	Tanseisha Co. Ltd.	449,051	5,321
	Yellow Hat Ltd.	178,967	5,308
*	Ishihara Sangyo Kaisha Ltd.	460,861	5,295
	Nippon Valqua Industries Ltd.	191,869	5,286
	St. Marc Holdings Co. Ltd.	186,666	5,285
	VT Holdings Co. Ltd.	1,156,806	5,263
	NichiiGakkan Co. Ltd.	505,080	5,217
	Tonami Holdings Co. Ltd.	82,631	5,195
	Chofu Seisakusho Co. Ltd.	217,389	5,163
*,^	Shoei Co. Ltd.	138,684	5,142
	Pack Corp.	135,754	5,141
	Alconix Corp.	287,211	5,131
^	PIA Corp.	84,724	5,126
	Broadleaf Co. Ltd.	1,075,774	5,119
	Riken Keiki Co. Ltd.	226,280	5,094
	Tekken Corp.	169,758	5,089
	Sumitomo Riko Co. Ltd.	485,367	5,074
	Nippon Yakin Kogyo Co. Ltd.	1,892,266	5,073
	G-Tekt Corp.	262,496	5,071
	Yokohama Reito Co. Ltd.	499,373	5,061
	Takara Leben Co. Ltd.	1,192,488	5,052
	Taihei Dengyo Kaisha Ltd.	194,270	5,017
^	CMK Corp.	620,219	5,001
	Sanyo Electric Railway Co. Ltd.	195,296	4,990
	Kanematsu Electronics Ltd.	157,355	4,989
*,^	Unitika Ltd.	758,357	4,986
^	IDOM Inc.	687,847	4,970
	Nippon Denko Co. Ltd.	1,478,224	4,930
^	COLOPL Inc.	643,087	4,857
	Nittetsu Mining Co. Ltd.	79,528	4,846
	Hokuto Corp.	272,695	4,815
	Yakuodo Co. Ltd.	138,872	4,808
^	Digital Arts Inc.	121,744	4,796
	Tsukui Corp.	606,716	4,789
^	Micronics Japan Co. Ltd.	429,353	4,781
^	W-Scope Corp.	321,217	4,775
	Shinko Plantech Co. Ltd.	508,177	4,770
	BRONCO BILLY Co. Ltd.	121,541	4,762
^	Starzen Co. Ltd.	94,434	4,754
	Ehime Bank Ltd.	392,658	4,733
	OSAKA Titanium Technologies Co. Ltd.	255,086	4,729
	Daito Pharmaceutical Co. Ltd.	137,350	4,724
	Rheon Automatic Machinery Co. Ltd.	256,566	4,722
	JSP Corp.	144,952	4,692
	Tochigi Bank Ltd.	1,237,258	4,688
	Goldcrest Co. Ltd.	220,394	4,681
	Eighteenth Bank Ltd.	1,765,690	4,671
	Sankyo Tateyama Inc.	314,823	4,671
	Computer Engineering & Consulting Ltd.	151,931	4,659

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Okabe Co. Ltd.	489,989	4,655
	Nichiban Co. Ltd.	145,600	4,653
	Kasai Kogyo Co. Ltd.	330,017	4,638
	Nippon Chemi-Con Corp.	200,174	4,634
^	Mitsui High-Tec Inc.	315,212	4,617
	Arcland Sakamoto Co. Ltd.	292,420	4,614
	Warabeya Nichiyo Holdings Co. Ltd.	181,461	4,607
*	Sanden Holdings Corp.	316,909	4,604
	Daiken Corp.	183,065	4,594
^	Rock Field Co. Ltd.	240,288	4,591
	Alpen Co. Ltd.	208,172	4,570
	Gurunavi Inc.	334,216	4,562
	Clarion Co. Ltd.	1,620,475	4,537
	Union Tool Co.	129,644	4,535
	Ryoyo Electro Corp.	272,694	4,515
	Tsurumi Manufacturing Co. Ltd.	232,296	4,513
	Sekisui Plastics Co. Ltd.	335,818	4,511
	Tosei Corp.	366,927	4,498
	Nissei Build Kogyo Co. Ltd.	360,614	4,491
	Aisan Industry Co. Ltd.	434,849	4,487
	Inageya Co. Ltd.	270,188	4,481
	Intage Holdings Inc.	409,022	4,479
	METAWATER Co. Ltd.	151,952	4,474
	Achilles Corp.	214,770	4,462
	Toyo Construction Co. Ltd.	928,930	4,443
	Torii Pharmaceutical Co. Ltd.	162,358	4,423
	Shin-Etsu Polymer Co. Ltd.	464,968	4,414
	Aeon Fantasy Co. Ltd.	83,730	4,403
	Denki Kogyo Co. Ltd.	144,754	4,375
	Yorozu Corp.	253,187	4,360
	Sun Frontier Fudousan Co. Ltd.	361,096	4,357
	Enplas Corp.	151,349	4,353
	Dai Nippon Toryo Co. Ltd.	307,914	4,345
*,^	Nextage Co. Ltd.	424,213	4,340
	Tamron Co. Ltd.	213,573	4,335
	Toyo Kohan Co. Ltd.	660,822	4,332
	Namura Shipbuilding Co. Ltd.	697,954	4,326
	Kyokuyo Co. Ltd.	125,643	4,321
	Nippon Kanzai Co. Ltd.	226,575	4,316
	Anest Iwata Corp.	404,650	4,306
	CONEXIO Corp.	192,576	4,273
	UKC Holdings Corp.	202,073	4,258
^	JAC Recruitment Co. Ltd.	209,666	4,256
	Tokushu Tokai Paper Co. Ltd.	108,740	4,252
	Neturen Co. Ltd.	420,760	4,243
^	Stella Chemifa Corp.	127,341	4,240
^	Giken Ltd.	182,163	4,229
*	Mitsui-Soko Holdings Co. Ltd.	1,292,500	4,189
	Arakawa Chemical Industries Ltd.	229,678	4,188
	Komatsu Seiren Co. Ltd.	428,257	4,176
^	Maruwa Unyu Kikan Co. Ltd.	143,279	4,171
	Shinko Shoji Co. Ltd.	239,785	4,168
	Hioki EE Corp.	109,241	4,167
	Sinko Industries Ltd.	256,791	4,162
	Nichiden Corp.	209,660	4,159
	Meisei Industrial Co. Ltd.	555,516	4,149
	Dai-Dan Co. Ltd.	171,065	4,139
	Feed One Co. Ltd.	1,859,061	4,136
*	World Holdings Co. Ltd.	114,200	4,133
^	Yamashin-Filter Corp.	377,860	4,124
	Maeda Kosen Co. Ltd.	270,900	4,114
	PAL GROUP Holdings Co. Ltd.	149,749	4,102
	Retail Partners Co. Ltd.	274,400	4,072
	ASKA Pharmaceutical Co. Ltd.	267,196	4,070

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Towa Corp.	331,242	4,069
Information Services International-Dentsu Ltd.	156,254	4,037
Key Coffee Inc.	202,778	4,032
Nissin Corp.	155,315	4,026
Kyokuto Securities Co. Ltd.	279,900	4,014
OSJB Holdings Corp.	1,365,871	4,002
Nihon Nohyaku Co. Ltd.	616,919	4,000
Arcland Service Holdings Co. Ltd.	187,164	3,993
^ Yushin Precision Equipment Co. Ltd.	279,696	3,974
Melco Holdings Inc.	107,741	3,960
Iseki & Co. Ltd.	205,132	3,956
Fukuda Corp.	62,824	3,940
^ Sagami Chain Co. Ltd.	305,705	3,916
Osaki Electric Co. Ltd.	535,190	3,879
Wowow Inc.	123,351	3,875
Kobe Bussan Co. Ltd.	79,625	3,858
Cosel Co. Ltd.	285,203	3,837
Keihanshin Building Co. Ltd.	449,869	3,833
Hochiki Corp.	190,200	3,823
Trust Tech Inc.	119,377	3,806
Cawachi Ltd.	163,454	3,800
Fuji Pharma Co. Ltd.	95,235	3,786
^ Pasona Group Inc.	226,980	3,768
Vital KSK Holdings Inc.	382,358	3,747
Amuse Inc.	128,646	3,746
Toa Corp.	316,703	3,741
Jimoto Holdings Inc.	2,136,211	3,730
Matsuya Foods Co. Ltd.	106,337	3,716
Kamei Corp.	267,204	3,707
^ COOKPAD Inc.	630,350	3,666
Nitto Kohki Co. Ltd.	138,250	3,634
Daiwa Industries Ltd.	331,523	3,623
Seika Corp.	143,046	3,621
^ Sumida Corp.	262,608	3,602
Oyo Corp.	250,898	3,598
Bank of Saga Ltd.	155,956	3,578
Ines Corp.	333,312	3,576
Kyosan Electric Manufacturing Co. Ltd.	556,217	3,573
FIDEA Holdings Co. Ltd.	2,022,398	3,548
J-Oil Mills Inc.	102,142	3,525
Kato Works Co. Ltd.	150,550	3,525
* RS Technologies Co. Ltd.	56,064	3,519
Daiichi Jitsugyo Co. Ltd.	114,443	3,497
Maruzen Showa Unyu Co. Ltd.	739,306	3,495
* Kintetsu Department Store Co. Ltd.	97,742	3,479
Mitsubishi Steel Manufacturing Co. Ltd.	143,853	3,476
Tokyo Rope Manufacturing Co. Ltd.	160,756	3,455
Toyo Kanetsu KK	112,840	3,443
Koatsu Gas Kogyo Co. Ltd.	390,127	3,436
Sumitomo Densetsu Co. Ltd.	161,865	3,435
Studio Alice Co. Ltd.	152,444	3,421
Yurtec Corp.	391,149	3,419
Itoki Corp.	509,986	3,417
Kappa Create Co. Ltd.	275,407	3,398
F@N Communications Inc.	540,697	3,397
WDB Holdings Co. Ltd.	107,507	3,395
Sanyo Shokai Ltd.	146,451	3,393
Chiyoda Integre Co. Ltd.	146,954	3,375
Nippon Parking Development Co. Ltd.	1,998,390	3,352
Roland DG Corp.	144,154	3,347
Teikoku Electric Manufacturing Co. Ltd.	224,382	3,340
Ministop Co. Ltd.	160,856	3,337
KAWADA TECHNOLOGIES Inc.	57,344	3,324
Fujiya Co. Ltd.	132,949	3,309

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Denyo Co. Ltd.	189,171	3,307
*,^	Toyo Engineering Corp.	317,790	3,306
^	Katakura Industries Co. Ltd.	260,199	3,303
	T RAD Co. Ltd.	92,229	3,302
	Nagatanien Holdings Co. Ltd.	247,104	3,298
	LIXIL VIVA Corp.	177,358	3,293
	Shinwa Co. Ltd.	139,651	3,273
	Okuwa Co. Ltd.	303,123	3,269
	Shinnihon Corp.	293,318	3,254
	ST Corp.	145,751	3,247
	WATAMI Co. Ltd.	238,482	3,235
	Rokko Butter Co. Ltd.	135,556	3,232
	Michinoku Bank Ltd.	199,174	3,226
	Nippon Beet Sugar Manufacturing Co. Ltd.	144,549	3,203
	Tenma Corp.	167,666	3,198
	Nippon Road Co. Ltd.	64,126	3,198
	Uchida Yoko Co. Ltd.	114,241	3,185
	Mito Securities Co. Ltd.	818,991	3,163
^	Marvelous Inc.	369,131	3,158
	Itochu-Shokuhin Co. Ltd.	56,724	3,157
	KFC Holdings Japan Ltd.	172,166	3,154
	Open Door Inc.	170,912	3,153
	Riken Vitamin Co. Ltd.	83,336	3,136
	Fudo Tetra Corp.	1,837,384	3,135
	Kyodo Printing Co. Ltd.	102,335	3,129
	Mitsubishi Logisnext Co. Ltd.	362,039	3,120
^	eRex Co. Ltd.	388,808	3,084
	CI Takiron Corp.	503,180	3,070
	Gakken Holdings Co. Ltd.	67,122	3,043
	Mimasu Semiconductor Industry Co. Ltd.	172,766	3,042
	Hodogaya Chemical Co. Ltd.	71,627	3,039
	Icom Inc.	120,545	3,019
	Tsukuba Bank Ltd.	858,056	2,975
	Daikokutenbussan Co. Ltd.	57,323	2,964
	CMIC Holdings Co. Ltd.	129,242	2,964
	Mie Kotsu Group Holdings Inc.	619,264	2,944
^	Tokyo Individualized Educational Institute Inc.	267,544	2,936
	Riken Technos Corp.	602,207	2,924
^	Jamco Corp.	125,445	2,887
	Tokyo Energy & Systems Inc.	244,090	2,880
	Osaka Steel Co. Ltd.	133,052	2,870
^	Medical Data Vision Co. Ltd.	198,328	2,867
	Chiba Kogyo Bank Ltd.	618,223	2,866
	Meiko Network Japan Co. Ltd.	252,685	2,864
^	Yonex Co. Ltd.	512,672	2,858
	Future Corp.	248,184	2,857
	Okura Industrial Co. Ltd.	511,179	2,848
	Tatsuta Electric Wire and Cable Co. Ltd.	460,656	2,844
	Zuken Inc.	204,865	2,838
	Godo Steel Ltd.	121,442	2,835
	Sinanen Holdings Co. Ltd.	110,040	2,830
	Mitsubishi Research Institute Inc.	80,629	2,828
	PC Depot Corp.	431,550	2,825
*,^	Akatsuki Inc.	65,557	2,816
	Ryoden Corp.	167,560	2,810
^	Rorze Corp.	123,629	2,778
	Onoken Co. Ltd.	157,570	2,766
	Fuji Oil Co. Ltd.	663,506	2,744
	Happinet Corp.	197,466	2,736
	Chukyo Bank Ltd.	127,055	2,735
	SMK Corp.	769,260	2,725
^	Keiyo Co. Ltd.	521,386	2,718
^	Fujita Kanko Inc.	89,134	2,700
	NS United Kaiun Kaisha Ltd.	129,445	2,687

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Yomiuri Land Co. Ltd.	61,418	2,670
	Kitagawa Iron Works Co. Ltd.	104,636	2,667
	Linical Co. Ltd.	161,849	2,647
^	Hito Communications Inc.	139,047	2,627
	AOI Electronics Co. Ltd.	67,651	2,622
	Kurimoto Ltd.	140,055	2,620
	Hakuto Co. Ltd.	178,955	2,617
	Nihon Chouzai Co. Ltd.	83,931	2,615
	Shimizu Bank Ltd.	92,437	2,600
^	SRA Holdings	90,132	2,598
^	Nihon Trim Co. Ltd.	62,421	2,597
	GCA Corp.	292,733	2,592
	Organo Corp.	82,806	2,587
	Hisaka Works Ltd.	243,098	2,586
^	Aichi Corp.	362,618	2,579
^	Ohara Inc.	114,739	2,564
	SWCC Showa Holdings Co. Ltd.	295,201	2,542
	Kanaden Corp.	203,884	2,519
*	KNT-CT Holdings Co. Ltd.	155,651	2,515
	Japan Transcity Corp.	542,224	2,512
	Central Sports Co. Ltd.	73,599	2,502
	Japan Cash Machine Co. Ltd.	221,975	2,497
	Corona Corp. Class A	211,160	2,490
^	Wellnet Corp.	230,879	2,483
	ASAHI YUKIZAI Corp.	148,456	2,477
	Krosaki Harima Corp.	53,619	2,474
^	JP-Holdings Inc.	817,655	2,464
	Advan Co. Ltd.	266,813	2,435
	Pronexus Inc.	187,469	2,423
	Furuno Electric Co. Ltd.	293,811	2,412
	Ateam Inc.	115,643	2,404
	Kanagawa Chuo Kotsu Co. Ltd.	70,830	2,394
	Torishima Pump Manufacturing Co. Ltd.	255,399	2,393
	Toyo Corp.	267,505	2,391
	Chuetsu Pulp & Paper Co. Ltd.	134,441	2,385
	Sac's Bar Holdings Inc.	221,184	2,366
	Toho Co. Ltd.	98,841	2,363
	Yahagi Construction Co. Ltd.	310,114	2,361
	Taiho Kogyo Co. Ltd.	174,565	2,356
*	Akebono Brake Industry Co. Ltd.	913,549	2,347
	Misawa Homes Co. Ltd.	276,095	2,331
	Toenec Corp.	74,032	2,313
	K&O Energy Group Inc.	145,264	2,304
	CHIMNEY Co. Ltd.	86,812	2,302
	Mitsui Matsushima Co. Ltd.	160,316	2,296
*,^	Senshukai Co. Ltd.	437,850	2,294
	Hokkan Holdings Ltd.	636,225	2,278
	Halows Co. Ltd.	91,539	2,278
	Aiphone Co. Ltd.	135,155	2,261
^	Daisyo Corp.	143,542	2,259
	Kansai Super Market Ltd.	209,227	2,257
^	Takaoka Toko Co. Ltd.	132,348	2,255
^	Kourakuen Holdings Corp.	132,947	2,252
	Toyo Securities Co. Ltd.	856,318	2,247
	Tomoku Co. Ltd.	121,044	2,240
	Asunaro Aoki Construction Co. Ltd.	231,200	2,229
^	Tokyo Base Co. Ltd.	220,705	2,226
	Sanoh Industrial Co. Ltd.	310,502	2,218
	Mars Engineering Corp.	98,642	2,199
	Kita-Nippon Bank Ltd.	84,236	2,199
*,^	U-Shin Ltd.	330,413	2,195
	Mitsubishi Paper Mills Ltd.	347,531	2,192
	France Bed Holdings Co. Ltd.	241,702	2,174
	Matsuda Sangyo Co. Ltd.	127,657	2,149

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Fujitsu Frontech Ltd.	145,449	2,148
	Fuso Pharmaceutical Industries Ltd.	79,933	2,146
	NDS Co. Ltd.	53,724	2,138
	Shibusawa Warehouse Co. Ltd.	125,244	2,123
	Elematec Corp.	95,236	2,122
	Taisei Lamick Co. Ltd.	73,226	2,115
	Chori Co. Ltd.	109,948	2,106
	Weathernews Inc.	66,087	2,087
	Tv Tokyo Holdings Corp.	74,090	2,024
	Nihon Tokushu Toryo Co. Ltd.	96,742	2,017
	Nippon Coke & Engineering Co. Ltd.	1,878,578	2,007
	Kitano Construction Corp.	549,196	2,000
	Gun-Ei Chemical Industry Co. Ltd.	59,723	1,996
	Parco Co. Ltd.	159,371	1,993
	Chugai Ro Co. Ltd.	73,929	1,986
	Cleanup Corp.	239,970	1,954
	Rhythm Watch Co. Ltd.	89,738	1,935
*	Nippon Sharyo Ltd.	715,311	1,925
	Mitsui Home Co. Ltd.	288,102	1,912
	MTI Ltd.	318,622	1,904
	Hokkaido Gas Co. Ltd.	692,253	1,885
*,^	FDK Corp.	1,001,354	1,882
	Fields Corp.	171,359	1,864
	Toli Corp.	516,105	1,836
	Yushiro Chemical Industry Co. Ltd.	110,148	1,824
	Dai-ichi Seiko Co. Ltd.	92,934	1,822
	Artnature Inc.	265,894	1,818
	Atsugi Co. Ltd.	159,066	1,793
	Asahi Co. Ltd.	144,657	1,777
*	Laox Co. Ltd.	376,835	1,764
	Nihon Yamamura Glass Co. Ltd.	1,009,388	1,737
	Maezawa Kasei Industries Co. Ltd.	156,557	1,723
^	Toda Kogyo Corp.	49,418	1,715
^	Showa Aircraft Industry Co. Ltd.	142,450	1,701
	Tosho Printing Co. Ltd.	189,578	1,689
	Maezawa Kyuso Industries Co. Ltd.	94,542	1,658
	Sankyo Seiko Co. Ltd.	363,865	1,652
^	Zuiko Corp.	47,618	1,640
	Fukui Computer Holdings Inc.	83,631	1,638
*,^	Funai Electric Co. Ltd.	227,668	1,575
	Fujikura Kasei Co. Ltd.	249,310	1,545
	Honeys Holdings Co. Ltd.	160,990	1,539
	Alpha Systems Inc.	73,333	1,522
*,^	Japan Drilling Co. Ltd.	85,628	1,494
	Tokyo Rakutenchi Co. Ltd.	29,511	1,480
	Tokyo Tekko Co. Ltd.	94,641	1,479
	Tsutsumi Jewelry Co. Ltd.	78,733	1,479
	Cybozu Inc.	289,312	1,450
	NEC Capital Solutions Ltd.	75,134	1,434
	Nakayama Steel Works Ltd.	202,771	1,425
*,^	Sanei Architecture Planning Co. Ltd.	82,269	1,386
^	Toyo Denki Seizo KK	80,831	1,360
	Tokyo Electron Device Ltd.	69,228	1,329
	Tachibana Eletech Co. Ltd.	68,710	1,311
	Chuo Spring Co. Ltd.	40,418	1,294
	Daikoku Denki Co. Ltd.	76,232	1,259
	CAC Holdings Corp.	123,653	1,251
	Inaba Seisakusho Co. Ltd.	96,237	1,248
	Airport Facilities Co. Ltd.	213,685	1,236
	Takihyo Co. Ltd.	56,024	1,210
	Mitsubishi Kakoki Kaisha Ltd.	57,026	1,187
^	Right On Co. Ltd.	125,150	1,185
*,^	Shin Nippon Biomedical Laboratories Ltd.	235,690	1,178
	Paris Miki Holdings Inc.	244,604	1,165

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^	Aplus Financial Co. Ltd.	1,075,942	1,157
	Srg Takamiya Co. Ltd.	184,684	1,139
	Shimojima Co. Ltd.	104,349	1,132
	Gecoss Corp.	112,150	1,128
	Nippon Chemiphar Co. Ltd.	24,811	1,048
	Toa Oil Co. Ltd.	524,262	968
	Daidoh Ltd.	224,900	954
	Sumitomo Precision Products Co. Ltd.	270,131	944
	Mitsuuroko Group Holdings Co. Ltd.	109,070	875
	Mitani Sekisan Co. Ltd.	35,050	802
	Kojima Co. Ltd.	179,907	799
*	Kinki Sharyo Co. Ltd.	32,016	750
	Nihon Dempa Kogyo Co. Ltd.	1,778	11
			59,692,530
Luxembourg (0.0%)
	Tenaris SA ADR	199,632	7,462

Malaysia (0.7%)
	Public Bank Bhd. (Local)	41,794,902	252,900
	Tenaga Nasional Bhd.	55,284,470	222,613
	Malayan Banking Bhd.	79,756,859	218,651
	CIMB Group Holdings Bhd.	88,367,275	161,045
	Petronas Chemicals Group Bhd.	38,384,511	82,465
	Axiata Group Bhd.	59,738,215	80,155
	Genting Bhd.	30,603,400	69,500
	Sime Darby Plantation Bhd.	47,954,044	67,978
	DiGi.Com Bhd.	49,944,100	58,623
	IHH Healthcare Bhd.	37,856,281	58,486
	IOI Corp. Bhd.	45,409,486	55,168
	Maxis Bhd.	37,139,950	55,004
	Genting Malaysia Bhd.	38,125,900	49,639
	Dialog Group Bhd.	62,278,744	48,667
	Petronas Gas Bhd.	10,492,800	47,475
	Kuala Lumpur Kepong Bhd.	6,546,244	42,425
	Hong Leong Bank Bhd.	8,466,252	40,817
	Gamuda Bhd.	29,663,900	38,734
	PPB Group Bhd.	7,739,800	37,872
	MISC Bhd.	19,353,530	35,142
	IJM Corp. Bhd.	42,801,020	32,402
	Sime Darby Bhd.	47,661,417	32,278
	Press Metal Aluminium Holdings Bhd.	24,794,220	30,250
	Hartalega Holdings Bhd.	19,566,360	29,121
	Nestle Malaysia Bhd.	823,592	28,931
	Malaysia Airports Holdings Bhd.	12,425,691	28,467
	Petronas Dagangan Bhd.	3,998,700	27,449
	Top Glove Corp. Bhd.	11,319,100	27,325
	AMMB Holdings Bhd.	25,893,100	25,573
	YTL Corp. Bhd.	64,858,525	23,838
	RHB Bank Bhd. (Common Shares)	15,236,335	20,487
	Telekom Malaysia Bhd.	15,223,100	20,477
	AirAsia Group Bhd.	20,447,000	19,975
	My EG Services Bhd.	29,980,450	19,880
	Sime Darby Property Bhd.	47,548,617	18,016
	Alliance Bank Malaysia Bhd.	14,528,700	16,039
	Fraser & Neave Holdings Bhd.	1,715,599	15,716
	Hong Leong Financial Group Bhd.	2,921,032	14,421
	HAP Seng Consolidated Bhd.	5,441,289	13,539
	Bursa Malaysia Bhd.	6,922,777	12,701
2	Astro Malaysia Holdings Bhd.	26,212,600	12,695
	Inari Amertron Bhd.	28,263,825	12,242
	British American Tobacco Malaysia Bhd.	1,922,200	11,985
	SP Setia Bhd Group	14,681,411	11,888
*,2	Lotte Chemical Titan Holding Bhd.	8,108,009	11,735
	Genting Plantations Bhd.	4,565,400	11,523

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Westports Holdings Bhd.	13,539,223	11,439
	QL Resources Bhd.	8,675,203	11,347
	Felda Global Ventures Holdings Bhd.	25,396,224	10,991
*	Sapura Energy Bhd.	66,747,062	10,746
	KLCCP Stapled Group Bhd.	5,392,900	10,663
*	Bumi Armada Bhd.	47,130,187	10,046
	IOI Properties Group Bhd.	25,107,255	9,970
	IGB REIT	22,061,104	8,949
	YTL Power International Bhd.	37,456,827	8,747
	Sunway REIT	19,841,900	8,135
	Malakoff Corp. Bhd.	33,972,200	7,793
	Malaysian Resources Corp. Bhd.	29,555,700	7,678
	Malaysia Building Society Bhd.	25,734,994	7,512
	TIME dotCom Bhd.	3,597,040	7,354
	Sunway Bhd.	18,123,829	6,952
	Cahya Mata Sarawak Bhd.	6,705,900	6,891
	VS Industry Bhd.	11,854,400	6,748
	Kossan Rubber Industries Bhd.	3,862,400	6,556
	DRB-Hicom Bhd.	11,740,700	6,428
	Yinson Holdings Bhd.	6,248,500	6,282
	Berjaya Sports Toto Bhd.	9,558,587	5,110
*	Lafarge Malaysia Bhd.	4,396,297	4,712
	Padini Holdings Bhd.	4,189,463	4,527
	Pos Malaysia Bhd.	4,831,700	4,524
*	WCT Holdings Bhd.	13,868,794	4,327
	Supermax Corp. Bhd.	5,918,400	4,318
*	UEM Sunrise Bhd.	18,262,003	4,277
	Muhibbah Engineering M Bhd.	5,659,300	4,251
	MMC Corp. Bhd.	11,157,100	4,064
	Bermaz Auto Bhd.	7,133,040	4,027
	Pavilion REIT	10,304,600	3,926
	KPJ Healthcare Bhd.	15,560,660	3,672
*	Eco World Development Group Bhd.	12,292,200	3,590
*	UMW Oil & Gas Corp. Bhd.	52,169,539	3,550
	Eastern & Oriental Bhd.	9,692,326	3,448
	Unisem M Bhd.	7,142,700	3,265
	Sunway Construction Group Bhd.	4,948,725	2,827
*	Berjaya Corp. Bhd.	38,124,714	2,804
*	AirAsia X Bhd.	24,412,550	2,375
	Datasonic Group Bhd.	8,280,300	1,904
	Syarikat Takaful Malaysia Bhd.	1,762,900	1,557
	Scientex Bhd.	672,057	1,302
*	Mulpha International Bhd.	2,076,320	1,078
*	KNM Group Bhd.	19,913,225	1,036
	Malaysia Marine and Heavy Engineering Holdings Bhd.	4,166,671	837
*	UMW Oil & Gas Corp. Warrants Expire 09/30/2024	12,999,819	398
*	Puncak Niaga Holdings Bhd.	1,909,900	226
*	Sunway Bhd. Warrants Expire 12/31/2024	2,118,838	213
*	Malaysian Resources Corp. Bhd. Warrants Expire 12/31/2027	2,634,201	211
*,3	RHB Bank Bhd.	9,155,400	113
*	AirAsia X Bhd. Warrants Expire 06/08/2020	1,955,625	80
*	WCT Holdings Bhd. Warrants Expire 08/24/2020	1,594,005	67
	Coastal Contracts Bhd.	200,900	60
*	OSK Holdings Bhd. Warrants Expire 07/22/2020	1,716,558	50
*	BIMB Holdings Bhd. Warrants Expire 12/04/2023	741,960	44
*	KPJ Healthcare Warrants Expire 01/23/2019	1,277,920	36
*	Eastern & Oriental Bhd Warrants Expire 07/21/2019	1,014,820	21
*	Mah Sing Group Warrants Expire 01/15/2026	895,021	18
*	KNM Group Bhd. Warrants Exipire 04/21/2020	1,085,088	12
*	CB Industrial Product Holding Bhd Warrants Expire 10/31/2019	462,666	12
*	Malaysian Resources Corp. Bhd. Warrants Expire 09/16/2018	3,131,865	8
*	Puncak Niaga Holding Bhd. Warrants Expire 07/20/2018	111,300	1
			2,506,417

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
Malta (0.0%)
3	BGP Holdings PLC	17,449,685	—

Mexico (0.7%)
	America Movil SAB de CV	401,324,891	371,453
	Fomento Economico Mexicano SAB de CV	28,595,263	276,411
	Grupo Financiero Banorte SAB de CV	33,243,631	208,008
	Wal-Mart de Mexico SAB de CV	70,182,503	195,026
	Grupo Mexico SAB de CV Class B	45,469,064	151,150
	Grupo Televisa SAB	33,981,652	121,957
*	Cemex SAB de CV	191,198,482	119,614
*	Grupo Bimbo SAB de CV Class A	32,367,806	75,338
	Fibra Uno Administracion SA de CV	42,299,695	70,047
	Grupo Financiero Inbursa SAB de CV	30,865,714	51,426
	Alfa SAB de CV Class A	39,955,596	51,296
	Grupo Aeroportuario del Sureste SAB de CV Class B	2,745,790	49,379
	Grupo Aeroportuario del Pacifico SAB de CV Class B	4,675,075	48,630
	Coca-Cola Femsa SAB de CV	6,960,612	45,194
	Mexichem SAB de CV	13,353,362	41,712
	Infraestructura Energetica Nova SAB de CV	8,169,756	35,965
	Industrias Penoles SAB de CV	1,695,278	35,582
*	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B	23,126,452	34,278
	Gruma SAB de CV Class B	2,790,015	34,078
	Arca Continental SAB de CV	4,838,780	33,443
*	Promotora y Operadora de Infraestructura SAB de CV	2,780,404	28,491
	Alsea SAB de CV	7,202,756	26,790
	Grupo Elektra SAB DE CV	878,811	23,965
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	4,242,134	22,465
*,^	Elis SA (XLON)	871,981	20,930
	Kimberly-Clark de Mexico SAB de CV Class A	11,486,127	20,845
	Banregio Grupo Financiero SAB de CV	3,067,458	19,597
	Megacable Holdings SAB de CV	4,064,162	18,689
	El Puerto de Liverpool SAB de CV	2,691,248	17,956
	PLA Administradora Industrial S de RL de CV	10,494,867	16,734
	Grupo Carso SAB de CV	4,599,435	16,527
*	Telesites SAB de CV	17,005,804	13,112
	Bolsa Mexicana de Valores SAB de CV	6,477,298	12,496
	Gentera SAB de CV	15,148,187	12,109
	Macquarie Mexico Real Estate Management SA de CV	11,150,743	11,901
	Corp Inmobiliaria Vesta SAB de CV	7,366,832	10,635
*	Genomma Lab Internacional SAB de CV Class B	10,635,939	10,345
	Industrias Bachoco SAB de CV Class B	1,962,127	10,108
*	Becle SAB de CV	5,912,708	10,016
	Grupo Lala SAB de CV	7,464,587	9,547
	Grupo Comercial Chedraui SA de CV	4,138,189	8,676
2	Banco del Bajio SA	3,917,686	8,356
*	Industrias CH SAB de CV Class B	1,605,092	7,975
	Prologis Property Mexico SA de CV	4,096,832	7,610
	Qualitas Controladora SAB de CV	2,719,565	7,592
*	Hoteles City Express SAB de CV	4,883,461	6,904
	Grupo Aeroportuario del Pacifico SAB de CV ADR	64,700	6,740
	Alpek SAB de CV	4,454,624	6,386
	Grupo Herdez SAB de CV	2,633,371	6,304
*	Organizacion Soriana SAB de CV Class B	3,332,368	6,158
*	La Comer SAB de CV	5,627,395	5,931
*	Grupo Aeromexico SAB de CV	4,217,957	5,898
2	Nemak SAB de CV	7,811,170	5,893
	Grupo Financiero Interacciones SA de CV	1,084,940	5,335
	OHL Mexico SAB de CV	3,538,156	5,291
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	8,417,633	5,262
	Concentradora Fibra Danhos SA de CV	2,922,504	5,197
	Rassini SAB de CV	1,228,118	5,184
*	Unifin Financiera SAB de CV SOFOM ENR	1,405,479	5,030
2	Concentradora Fibra Hotelera Mexicana SA de CV	8,055,218	5,009

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Grupo GICSA SA de CV	8,580,669	4,547
*	Credito Real SAB de CV SOFOM ER	2,968,344	4,355
*	Cemex SAB de CV ADR	627,552	3,897
*	Grupo Simec SAB de CV Class B	937,584	3,050
	Grupo Rotoplas SAB de CV	1,997,063	3,032
	Consorcio ARA SAB de CV	7,970,615	3,009
	TV Azteca SAB de CV	17,559,083	2,741
*,2	Elementia SAB de CV	2,819,178	2,520
*	Axtel SAB de CV	9,947,037	2,255
*	Promotora y Operadora de Infraestructura SAB de CV Class L	282,365	1,971
			2,541,353
Netherlands (2.3%)
	Unilever NV	20,596,689	1,180,792
^	ASML Holding NV	5,535,463	1,053,874
	ING Groep NV	52,923,210	891,793
	Koninklijke Philips NV	12,620,384	534,179
^	Koninklijke Ahold Delhaize NV	16,859,184	406,724
^	Heineken NV	3,195,141	336,373
	Unibail-Rodamco SE	1,348,578	323,756
^	Akzo Nobel NV	3,435,738	311,138
*	ArcelorMittal	8,196,300	277,806
^	RELX NV	11,993,746	255,195
	Koninklijke DSM NV	2,381,058	246,092
	NN Group NV	4,581,426	219,566
	Wolters Kluwer NV	3,730,233	201,844
2	ABN AMRO Group NV	5,632,435	174,671
	Aegon NV (XAMS)	23,465,077	171,972
	Heineken Holding NV	1,425,192	144,674
^	Koninklijke KPN NV	41,271,993	128,450
^	Randstad NV	1,490,182	95,914
	ASR Nederland NV	1,916,368	90,384
*,^	Altice NV Class A	7,148,678	68,421
	Gemalto NV	1,116,729	67,253
	Aalberts Industries NV	1,288,831	63,459
*	Galapagos NV	558,862	50,077
2	Philips Lighting NV	1,502,508	45,695
^	Koninklijke Vopak NV	892,574	44,018
	IMCD NV	692,638	42,621
	SBM Offshore NV	2,379,521	39,927
	ASM International NV	607,565	36,478
	TKH Group NV	564,948	35,713
	BE Semiconductor Industries NV	493,456	34,105
	APERAM SA	699,116	34,064
*	OCI NV	1,400,087	33,227
^	Boskalis Westminster	1,080,693	32,015
	Eurocommercial Properties NV	634,690	26,601
	Corbion NV	788,090	25,231
	PostNL NV	5,807,963	22,546
^	Wereldhave NV	552,107	22,185
	Arcadis NV	939,373	18,473
*,^	Rhi Magnesita NV (XWBO)	308,301	18,421
	AMG Advanced Metallurgical Group NV	380,150	17,763
*	TomTom NV	1,668,167	16,461
2	GrandVision NV	652,704	16,047
^	Koninklijke BAM Groep NV	3,351,633	15,964
2	Intertrust NV	764,566	15,231
2	Flow Traders	378,419	14,671
*	Fugro NV	894,146	14,140
^	Wessanen	697,171	14,066
	Vastned Retail NV	224,931	11,248
	Koninklijke Volkerwessels NV	380,006	10,792
*,2	Takeaway.com NV	167,685	9,748
*,2	Basic-Fit NV	316,970	9,525
	NSI NV	218,193	9,391

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
^	Accell Group	331,855	7,758
	ForFarmers NV	494,062	6,931
*	Altice NV Class B	576,152	5,498
	Brunel International NV	253,887	4,557
	Aegon NV (XNYS)	401,110	2,912
*,^,3	SRH NV	672,039	—
			8,008,430
New Zealand (0.2%)
*	a2 Milk Co. Ltd.	9,799,844	83,285
	Fisher & Paykel Healthcare Corp. Ltd.	7,575,189	67,750
	Spark New Zealand Ltd.	25,104,066	60,964
	Auckland International Airport Ltd.	12,705,074	56,851
	Fletcher Building Ltd. (XNZE)	11,390,357	50,448
	Ryman Healthcare Ltd.	5,600,943	41,688
	Contact Energy Ltd.	9,897,261	37,351
	Meridian Energy Ltd.	16,958,825	35,032
	SKYCITY Entertainment Group Ltd.	9,236,879	26,246
	Z Energy Ltd.	5,069,206	25,802
	Mercury NZ Ltd.	9,960,529	22,290
	Mainfreight Ltd.	1,114,026	19,367
	Kiwi Property Group Ltd.	19,729,374	18,972
	Trade Me Group Ltd.	5,369,270	17,514
	Chorus Ltd.	5,965,739	16,926
	Air New Zealand Ltd.	7,079,905	16,245
	EBOS Group Ltd.	1,147,464	14,336
^	Summerset Group Holdings Ltd.	2,853,865	13,816
	Goodman Property Trust	12,701,702	12,187
	Infratil Ltd.	4,858,493	10,892
	Genesis Energy Ltd.	6,433,121	10,171
	Freightways Ltd.	1,860,092	9,782
	Precinct Properties New Zealand Ltd.	10,780,033	9,691
	Metlifecare Ltd.	2,213,492	8,988
	SKY Network Television Ltd.	5,181,175	8,281
	Argosy Property Ltd.	10,747,597	7,667
	Vital Healthcare Property Trust	4,442,605	6,480
	Heartland Bank Ltd.	4,948,684	6,229
	Tourism Holdings Ltd.	1,352,666	5,775
	Kathmandu Holdings Ltd.	2,367,329	4,361
	New Zealand Refining Co. Ltd.	2,208,248	3,650
*	TOWER Ltd.	2,389,827	1,325
	Warehouse Group Ltd.	151,713	215
			730,577
Norway (0.6%)
	Statoil ASA	13,248,389	338,797
^	DNB ASA	14,577,251	272,614
^	Telenor ASA	9,231,427	204,328
	Marine Harvest ASA	5,470,804	119,088
	Norsk Hydro ASA	18,070,274	112,866
	Yara International ASA	2,371,138	100,011
	Orkla ASA	10,521,062	97,374
	Storebrand ASA	6,312,547	53,949
	Subsea 7 SA	3,459,658	48,337
	Aker BP ASA	1,456,500	47,773
	TGS NOPEC Geophysical Co. ASA	1,389,354	43,812
	Gjensidige Forsikring ASA	2,250,915	35,628
	Schibsted ASA Class A	1,172,079	34,175
	Schibsted ASA Class B	1,229,255	33,072
	Salmar ASA	702,473	32,736
	Bakkafrost P/F	536,341	30,774
	Tomra Systems ASA	1,489,243	27,627
	Leroy Seafood Group ASA	3,439,411	25,229
*	Norwegian Finans Holding ASA	1,922,751	23,364
*	Borr Drilling Ltd.	4,679,095	21,513
	Aker ASA	323,952	20,247

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Kongsberg Gruppen ASA	804,044	19,684
	SpareBank 1 SR-Bank ASA	1,983,601	19,618
2	Entra ASA	1,423,191	19,518
*	Petroleum Geo-Services ASA	4,162,820	17,917
	Veidekke ASA	1,423,301	17,287
	SpareBank 1 SMN	1,722,083	17,238
	Atea ASA	1,145,398	17,001
*	DNO ASA	8,730,095	16,166
	Austevoll Seafood ASA	1,230,818	14,813
2	Borregaard ASA	1,334,710	14,150
*,2	Aker Solutions ASA	2,069,218	14,008
*	Nordic Semiconductor ASA	1,874,206	11,791
^,2	XXL ASA	1,297,276	11,270
	Sparebank 1 Oestlandet	902,753	9,638
*	Wallenius Wilhelmsen Logistics	1,386,724	9,581
*,2	Evry AS	2,342,269	8,737
	Grieg Seafood ASA	745,897	7,995
	Norway Royal Salmon ASA	274,544	6,490
*	Norwegian Air Shuttle ASA	142,145	5,548
^	Ocean Yield ASA	617,039	5,306
	Stolt-Nielsen Ltd.	351,576	4,969
*,^	REC Silicon ASA	29,305,739	4,968
*	Otello Corp. ASA	1,647,079	4,203
*	Akastor ASA	1,881,324	3,734
*,^,2	BW LPG Ltd.	1,031,871	3,581
	Hoegh LNG Holdings Ltd.	495,438	2,878
	Treasure ASA	103,804	223
			2,011,626
Other (0.2%)[4]
5	Vanguard FTSE Emerging Markets ETF	15,759,336	719,886

Pakistan (0.0%)
	Habib Bank Ltd.	9,542,300	16,069
	Lucky Cement Ltd.	2,593,830	14,843
	Oil & Gas Development Co. Ltd.	9,244,000	13,358
	Engro Corp. Ltd.	4,739,594	12,816
	MCB Bank Ltd.	6,629,693	11,981
	Pakistan Petroleum Ltd.	6,294,611	11,665
	Pakistan State Oil Co. Ltd.	3,810,289	11,189
	Hub Power Co. Ltd.	10,597,857	9,438
	Pakistan Oilfields Ltd.	1,503,700	8,848
	United Bank Ltd.	4,465,900	7,754
	Fauji Fertilizer Co. Ltd.	7,536,226	6,500
	DG Khan Cement Co. Ltd.	4,139,800	5,201
	Engro Fertilizers Ltd.	7,930,350	4,948
	SUI Northern Gas Pipeline	4,870,183	4,781
*	SUI Southern Gas Co. Ltd.	13,269,000	4,290
	Millat Tractors Ltd.	329,510	3,735
	Nishat Mills Ltd.	2,673,174	3,374
	Searle Co. Ltd.	1,054,818	3,248
*	National Bank of Pakistan	6,316,000	2,771
	Kot Addu Power Co. Ltd.	5,007,671	2,597
	Mari Petroleum Co. Ltd.	182,070	2,415
	Fauji Cement Co. Ltd.	7,235,471	1,765
	Fauji Fertilizer Bin Qasim Ltd.	3,100,000	1,177
	Thal Ltd.	230,434	1,093
	Bank Alfalah Ltd.	1,252,000	562
	Pakistan Telecommunication Co. Ltd.	1,620,500	171
			166,589
Peru (0.1%)
	Credicorp Ltd. (XYNS)	763,387	177,480
	Cia de Minas Buenaventura SAA ADR	2,513,721	40,094
	Credicorp Ltd. (XLIM)	141,898	32,778
	Volcan Cia Minera SAA Class B	31,908,443	11,477

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
3	Cia de Minas Buenaventura SAA	289,871	4,678
			266,507
Philippines (0.3%)
	SM Investments Corp.	6,546,823	118,386
	SM Prime Holdings Inc.	122,240,311	80,557
	Ayala Land Inc.	93,983,913	73,852
	BDO Unibank Inc.	26,591,281	67,447
	Ayala Corp.	3,300,459	61,392
	Bank of the Philippine Islands	24,051,428	48,681
	PLDT Inc.	1,570,829	43,962
	Metropolitan Bank & Trust Co.	21,963,699	35,974
	Aboitiz Equity Ventures Inc.	24,344,365	32,708
	Universal Robina Corp.	11,885,831	32,257
	Jollibee Foods Corp.	5,468,465	30,052
	JG Summit Holdings Inc.	21,441,411	26,413
	Security Bank Corp.	6,170,010	24,846
	GT Capital Holdings Inc.	1,214,292	24,611
	International Container Terminal Services Inc.	14,651,394	23,897
	Manila Electric Co.	3,597,878	22,335
	Metro Pacific Investments Corp.	194,864,200	19,165
	LT Group Inc.	37,542,532	14,640
	Aboitiz Power Corp.	19,781,771	14,500
*	Alliance Global Group Inc.	55,978,042	14,099
	Megaworld Corp.	153,650,025	13,333
	DMCI Holdings Inc.	56,345,654	11,977
	Puregold Price Club Inc.	12,751,790	11,660
	Globe Telecom Inc.	391,325	11,651
	Bloomberry Resorts Corp.	47,267,850	11,197
	Robinsons Retail Holdings Inc.	6,340,152	11,138
	Pilipinas Shell Petroleum Corp.	10,504,240	10,611
	Robinsons Land Corp.	26,507,129	9,142
	Semirara Mining & Power Corp. Class A	15,317,116	9,123
	Manila Water Co. Inc.	14,889,900	7,988
	Vista Land & Lifescapes Inc.	58,589,350	7,346
	D&L Industries Inc.	28,740,900	6,015
	Petron Corp.	32,315,313	5,795
	Cosco Capital Inc.	42,454,200	5,487
	First Gen Corp.	15,503,500	4,663
*	DoubleDragon Properties Corp.	7,508,870	4,524
	Cebu Air Inc.	2,463,080	4,213
	Century Pacific Food Inc.	12,990,242	4,145
	Filinvest Land Inc.	127,859,000	4,104
	First Philippine Holdings Corp.	3,013,060	3,780
*	Melco Resorts And Entertainment Philippines Corp.	22,594,500	2,987
*	Energy Development Corp.	25,701,443	2,680
	Nickel Asia Corp.	21,028,100	2,109
*,2	CEMEX Holdings Philippines Inc.	29,719,577	2,055
	Lopez Holdings Corp.	12,749,270	1,061
	Emperador Inc.	26,219	4
			978,562
Poland (0.3%)
*	Powszechna Kasa Oszczednosci Bank Polski SA	11,590,209	137,601
	Polski Koncern Naftowy ORLEN SA	4,214,201	107,335
	Powszechny Zaklad Ubezpieczen SA	7,636,821	92,841
	Bank Polska Kasa Opieki SA	2,125,333	70,533
	LPP SA	19,941	51,859
	KGHM Polska Miedz SA	1,869,724	49,561
	Polskie Gornictwo Naftowe i Gazownictwo SA	23,645,005	41,500
	Bank Zachodni WBK SA	390,130	41,158
	CD Projekt SA	841,780	29,706
*	PGE Polska Grupa Energetyczna SA	9,863,544	29,324
*	Alior Bank SA	1,236,850	24,883
*	mBank SA	174,101	21,198
	CCC SA	286,105	21,017

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Bank Millennium SA	8,068,567	19,618
	Grupa Lotos SA	1,241,010	19,442
*,2	Dino Polska SA	646,767	17,396
*	Jastrzebska Spolka Weglowa SA	703,593	16,498
	Cyfrowy Polsat SA	2,081,829	15,184
*	AmRest Holdings SE	110,398	14,464
	KRUK SA	219,640	14,335
*	Orange Polska SA	8,906,077	13,333
2	PLAY Communications SA	1,543,389	12,990
	Asseco Poland SA	1,009,649	12,606
	Bank Handlowy w Warszawie SA	427,837	10,098
	Grupa Azoty SA	638,812	9,722
*	Tauron Polska Energia SA	14,252,681	9,512
	Kernel Holding SA	680,302	9,219
	Enea SA	2,879,157	8,529
	Energa SA	2,760,031	8,065
	Budimex SA	142,614	7,613
^	Eurocash SA	1,043,245	7,257
*	Ciech SA	338,960	5,478
*	PKP Cargo SA	379,992	4,436
	Warsaw Stock Exchange	338,611	3,799
*	Boryszew SA	1,054,764	2,654
	Lubelski Wegiel Bogdanka SA	135,457	2,121
	Neuca SA	20,937	1,843
*	Getin Noble Bank SA	5,013,952	1,651
*	Medicalgorithmics SA	34,932	1,479
*	Getin Holding SA	4,966,628	1,341
*	Bioton SA	705,412	1,053
*	getBACK SA	561,335	595
			970,847
Portugal (0.1%)
	Galp Energia SGPS SA	6,996,529	134,286
^	EDP - Energias de Portugal SA	30,892,122	114,610
	Jeronimo Martins SGPS SA	3,316,034	58,154
*	Banco Comercial Portugues SA	120,170,251	40,228
	Navigator Co. SA	3,466,130	20,224
	EDP Renovaveis SA	2,041,482	19,604
	NOS SGPS SA	2,972,909	17,672
	Sonae SGPS SA	12,855,458	17,482
	REN - Redes Energeticas Nacionais SGPS SA	4,704,579	14,839
	Semapa-Sociedade de Investimento e Gestao	346,159	7,741
^	CTT-Correios de Portugal SA	2,035,493	7,506
	Altri SGPS SA	1,036,944	7,497
^	Corticeira Amorim SGPS SA	488,399	6,495
	Mota-Engil SGPS SA	1,158,960	5,021
*	Banco BPI SA	471,925	694
*	Banco Espirito Santo SA	19,970,703	27
			472,080
Qatar (0.1%)
	Qatar National Bank QPSC	3,190,016	132,041
	Industries Qatar QSC	2,038,024	62,550
	Masraf Al Rayan QSC	5,185,546	50,681
	Commercial Bank PQSC	2,711,205	26,852
	Ooredoo QPSC	1,103,339	24,003
	Qatar Islamic Bank SAQ	785,248	23,072
	Qatar Electricity & Water Co. QSC	362,108	19,664
	Doha Bank QPSC	1,999,209	14,859
	Qatar Gas Transport Co. Ltd.	3,598,684	14,485
	Barwa Real Estate Co.	1,403,677	13,605
*	Vodafone Qatar QSC	4,703,724	12,079
	Qatar Navigation QSC	731,266	11,290
	United Development Co. QSC	2,335,539	9,343
	Qatar International Islamic Bank QSC	497,814	7,761
*	Ezdan Holding Group QSC	2,006,964	6,138

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Gulf Warehousing Co.	355,609	4,174
* Gulf International Services QSC	718,038	3,663
Medicare Group	172,601	3,141
Al Meera Consumer Goods Co. QSC	69,541	2,628
* Salam International Investment Ltd. QSC	898,342	1,396
		443,425
Russia (0.8%)
Sberbank of Russia PJSC	141,064,092	508,478
LUKOIL PJSC	5,436,882	358,861
Gazprom PJSC	120,845,665	280,043
Tatneft PJSC	15,150,053	161,443
Novatek PJSC	10,834,905	132,484
MMC Norilsk Nickel PJSC	608,763	104,540
Magnit PJSC GDR	4,219,920	79,788
Rosneft Oil Co. PJSC	12,936,755	78,682
Lukoil PJSC ADR	937,887	62,516
Mobile TeleSystems PJSC ADR	5,678,692	59,626
AK Transneft OAO Preference Shares	20,782	56,911
Tatneft PJSC ADR (XLON)	832,002	53,439
Gazprom PJSC ADR (XLON)	11,368,273	52,459
Surgutneftegas OAO Preference Shares	100,067,100	49,285
Alrosa PJSC	33,663,800	47,904
VTB Bank PJSC	54,248,844,410	46,494
Novatek PJSC GDR	358,097	45,484
Surgutneftegas OJSC	79,776,826	37,296
Moscow Exchange MICEX-RTS PJSC	19,114,362	36,652
Severstal PJSC	1,779,048	28,587
Inter RAO UES PJSC	409,417,337	26,006
Novolipetsk Steel PJSC GDR	979,252	24,958
Sberbank of Russia PJSC ADR (XLON)	1,481,163	21,901
PhosAgro PJSC GDR	1,382,246	19,932
Tatneft PAO Preference Shares	2,567,408	19,386
Magnitogorsk Iron & Steel Works PJSC	23,727,821	18,342
Rosneft Oil Co. PJSC GDR	2,992,953	18,206
Polyus PJSC GDR	569,001	18,083
RusHydro PJSC	1,509,211,350	17,855
Aeroflot PJSC	7,297,902	16,688
MegaFon PJSC GDR	1,727,533	15,298
Rostelecom PJSC	12,629,143	13,172
Severstal PJSC GDR	755,637	12,027
VTB Bank PJSC GDR	6,293,809	11,773
Federal Grid Co. Unified Energy System PJSC	3,648,852,440	10,169
Surgutneftegas OJSC ADR	2,138,831	10,023
Bashneft PJSC	220,999	7,752
LSR Group PJSC GDR	2,815,485	7,455
Unipro PJSC	158,734,196	6,997
Mobile TeleSystems PJSC	1,411,807	6,645
* M.Video PJSC	1,018,940	6,578
* Uralkali PJSC	3,453,428	6,142
TMK PJSC	4,277,636	5,200
ROSSETI PJSC	387,976,566	5,145
* Novorossiysk Commercial Sea Port PJSC	44,735,000	5,072
Safmar Financial Investment	486,696	5,024
Novolipetsk Steel PJSC	1,946,050	4,980
Sistema PJSFC GDR	1,308,195	4,720
* RussNeft PJSC	550,644	4,508
Mosenergo PJSC	91,030,556	3,720
2 Detsky Mir PJSC	2,506,060	3,717
* Raspadskaya OJSC	2,202,948	3,404
* DIXY Group PJSC	626,710	3,205
Sistema PJSFC	15,957,488	2,846
* Mechel PJSC ADR	711,222	2,610
MMC Norilsk Nickel PJSC ADR	145,833	2,506
* ENEL RUSSIA PJSC	102,996,973	2,452

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
* OGK-2 PJSC	277,155,958	1,998
TGC-1 PJSC	10,822,122,665	1,951
Mechel PJSC Preference Shares	757,030	1,581
* Mechel PJSC	805,193	1,537
Tatneft PJSC ADR (OOTC)	3,534	228
Sberbank of Russia PJSC ADR (OOTC)	8,082	119
Gazprom PJSC ADR (OOTC)	10,809	49
		2,662,932
Singapore (1.0%)
DBS Group Holdings Ltd.	24,332,628	561,405
Oversea-Chinese Banking Corp. Ltd.	44,424,824	458,846
^ United Overseas Bank Ltd.	17,399,064	393,988
Singapore Telecommunications Ltd.	101,065,538	267,328
Keppel Corp. Ltd.	19,413,974	119,069
CapitaLand Ltd.	34,244,010	96,563
Genting Singapore plc	78,412,944	68,699
Ascendas REIT	32,707,154	65,614
Singapore Exchange Ltd.	11,154,245	64,684
Wilmar International Ltd.	26,416,557	64,626
City Developments Ltd.	6,344,983	60,296
Singapore Airlines Ltd.	6,928,196	56,530
Venture Corp. Ltd.	3,482,975	54,477
Singapore Technologies Engineering Ltd.	20,739,606	54,272
Suntec REIT	34,434,379	50,615
CapitaLand Mall Trust	32,030,120	50,581
ComfortDelGro Corp. Ltd.	27,646,238	46,661
Singapore Press Holdings Ltd.	21,784,043	44,514
CapitaLand Commercial Trust	32,502,165	44,404
UOL Group Ltd.	6,702,652	44,269
SATS Ltd.	8,695,444	36,133
Jardine Cycle & Carriage Ltd.	1,344,543	34,594
Mapletree Commercial Trust	26,234,455	31,979
Sembcorp Industries Ltd.	12,475,055	28,735
Mapletree Industrial Trust	18,084,053	27,601
Mapletree Logistics Trust	28,168,354	26,910
Keppel REIT	26,907,707	25,121
* NetLink NBN Trust	40,248,600	24,562
Mapletree Greater China Commercial Trust	27,010,500	24,164
Hutchison Port Holdings Trust	68,593,653	22,869
Golden Agri-Resources Ltd.	86,386,112	22,399
^ Singapore Post Ltd.	21,287,295	21,434
^ Sembcorp Marine Ltd.	11,062,434	17,687
^ StarHub Ltd.	8,114,432	13,843
CDL Hospitality Trusts	10,219,447	13,674
Ascott Residence Trust	14,545,351	12,493
United Engineers Ltd.	6,082,667	12,470
Frasers Centrepoint Trust	7,297,355	12,304
Frasers Logistics & Industrial Trust	15,185,096	11,992
^ Keppel Infrastructure Trust	28,143,111	11,432
Manulife US REIT	11,946,852	11,346
Parkway Life REIT	5,062,579	10,628
^ Raffles Medical Group Ltd.	12,168,363	10,519
^ Keppel DC REIT	8,920,269	9,583
Starhill Global REIT	17,590,899	9,537
First Resources Ltd.	6,595,511	8,387
Frasers Commercial Trust	7,800,100	8,217
SIA Engineering Co. Ltd.	3,259,705	7,977
Cache Logistics Trust	12,175,718	7,661
Wing Tai Holdings Ltd.	4,892,461	7,496
ESR-REIT	18,436,587	7,348
OUE Hospitality Trust	11,592,275	7,329
^ Fortune REIT (XSES)	6,141,000	7,260
CapitaLand Retail China Trust	6,080,353	7,182
Asian Pay Television Trust	18,100,326	6,680

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Lippo Malls Indonesia Retail Trust	27,125,086	6,638
	First REIT	6,297,711	6,499
	M1 Ltd.	4,729,928	6,442
	Far East Hospitality Trust	11,799,811	5,992
	Ascendas Hospitality Trust	9,444,679	5,788
	SPH REIT	7,040,080	5,255
	Soilbuild Business Space REIT	10,396,825	5,210
^	Yoma Strategic Holdings Ltd.	14,523,200	4,678
^	Sheng Siong Group Ltd.	5,889,001	4,521
	Accordia Golf Trust	9,397,346	4,354
	OUE Ltd.	3,198,155	4,351
	RHT Health Trust	7,180,861	4,332
^	Sabana Shari'ah Compliant Industrial REIT	12,906,859	4,130
	Silverlake Axis Ltd.	9,739,344	4,029
	Frasers Property Ltd.	1,826,200	2,789
	Bumitama Agri Ltd.	3,632,153	1,965
	Boustead Singapore Ltd.	2,430,178	1,477
	Frasers Hospitality Trust	2,496,000	1,411
^	Hyflux Ltd.	7,041,168	1,323
	Indofood Agri Resources Ltd.	4,932,622	1,188
*,^	Noble Group Ltd.	11,089,166	678
*,^,3	China Fishery Group Ltd.	9,033,000	518
*,^,3	Ezra Holdings Ltd.	20,298,532	168
*	Ezion Holdings Ltd. Warrants Expire 04/15/2020	3,136,323	17
*,^	Ezion Holdings Ltd. Warrants Expire 04/16/2023	12,879,085	—
			3,310,740
South Africa (1.6%)
	Naspers Ltd.	5,789,033	1,410,322
	Standard Bank Group Ltd.	17,184,730	294,728
	Sasol Ltd.	7,507,743	268,382
	MTN Group Ltd.	24,441,954	245,317
	FirstRand Ltd.	43,478,004	232,848
	Sanlam Ltd.	22,861,888	144,419
	Barclays Africa Group Ltd.	8,823,661	129,243
^	Remgro Ltd.	6,968,466	125,458
	Shoprite Holdings Ltd.	5,940,326	118,188
	Aspen Pharmacare Holdings Ltd.	5,060,298	109,108
	Bid Corp. Ltd.	4,505,419	103,572
	Vodacom Group Ltd.	8,069,645	100,886
	Growthpoint Properties Ltd.	39,196,091	91,494
	Bidvest Group Ltd.	4,510,571	88,358
	Mr Price Group Ltd.	3,280,826	71,994
	Nedbank Group Ltd.	2,876,168	68,591
	Tiger Brands Ltd.	2,185,249	68,296
	Woolworths Holdings Ltd.	12,905,095	66,321
	Redefine Properties Ltd.	68,896,189	66,210
	Discovery Ltd.	4,631,058	64,302
	RMB Holdings Ltd.	8,966,596	56,241
	Clicks Group Ltd.	3,289,414	56,239
^	Capitec Bank Holdings Ltd.	715,374	50,930
	Foschini Group Ltd.	2,955,151	50,845
	NEPI Rockcastle plc	4,573,007	50,398
	AngloGold Ashanti Ltd.	5,501,761	49,178
	Netcare Ltd.	19,623,704	48,865
	Sappi Ltd.	7,538,406	48,108
	Truworths International Ltd.	5,794,398	47,373
	Mondi Ltd.	1,614,465	47,102
	Life Healthcare Group Holdings Ltd.	18,814,166	44,350
	SPAR Group Ltd.	2,605,406	44,143
	Gold Fields Ltd.	10,949,774	41,571
	Imperial Holdings Ltd.	2,147,784	41,315
	AVI Ltd.	4,398,896	40,236
	Barloworld Ltd.	2,880,420	38,902
	PSG Group Ltd.	1,993,749	35,872

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Pick n Pay Stores Ltd.	4,789,092	31,003
	Rand Merchant Investment Holdings Ltd.	9,299,783	30,799
	Hyprop Investments Ltd.	3,352,967	30,611
^	Exxaro Resources Ltd.	3,389,506	30,065
	Investec Ltd.	3,794,587	29,933
	MMI Holdings Ltd.	13,770,229	24,514
^	Resilient REIT Ltd.	4,073,237	22,163
	Anglo American Platinum Ltd.	819,641	21,995
	Coronation Fund Managers Ltd.	3,626,517	21,536
	Fortress REIT Ltd. Class A	15,455,182	21,270
*	Sibanye Gold Ltd.	23,794,333	20,857
	Pioneer Foods Group Ltd.	1,976,818	19,225
	Telkom SA SOC Ltd.	4,152,412	18,963
	Massmart Holdings Ltd.	1,401,704	18,718
	JSE Ltd.	1,160,089	18,205
	KAP Industrial Holdings Ltd.	25,590,612	18,090
	Liberty Holdings Ltd.	1,638,411	17,436
	Vukile Property Fund Ltd.	9,290,015	16,716
*	Impala Platinum Holdings Ltd.	9,180,581	16,351
^	Brait SE	4,435,265	15,326
^	Kumba Iron Ore Ltd.	699,115	14,935
*	Northam Platinum Ltd.	4,739,824	14,640
^	Fortress REIT Ltd. Class B	10,229,858	14,256
*	Attacq Ltd.	9,092,023	14,023
*	Super Group Ltd.	4,696,962	14,002
	AECI Ltd.	1,478,963	13,998
	Reunert Ltd.	2,221,691	13,841
*,^,2	Steinhoff Africa Retail Ltd.	8,810,284	13,694
*	PPC Ltd.	19,292,143	13,480
	Tsogo Sun Holdings Ltd.	7,078,944	12,940
	SA Corporate Real Estate Ltd.	33,618,004	12,872
	Astral Foods Ltd.	519,841	12,823
	Santam Ltd.	492,753	12,571
	Cashbuild Ltd.	329,579	11,463
	African Rainbow Minerals Ltd.	1,389,540	11,360
	Assore Ltd.	455,364	11,241
	Tongaat Hulett Ltd.	1,472,535	10,674
	Harmony Gold Mining Co. Ltd.	4,982,261	10,166
2	Dis-Chem Pharmacies Ltd.	3,290,935	9,904
*	Nampak Ltd.	8,642,079	9,616
	Omnia Holdings Ltd.	803,173	9,239
	Wilson Bayly Holmes-Ovcon Ltd.	690,704	8,780
*,^	Famous Brands Ltd.	984,857	8,765
	Advtech Ltd.	6,620,870	8,662
	MAS Real Estate Inc.	4,476,226	8,420
	Hosken Consolidated Investments Ltd.	708,185	8,334
	Arrowhead Properties Ltd.	14,099,484	7,898
	Emira Property Fund Ltd.	5,656,772	7,309
*	Grindrod Ltd.	5,915,126	6,824
	Murray & Roberts Holdings Ltd.	5,407,119	6,760
	Trencor Ltd.	2,343,587	6,492
	Zeder Investments Ltd.	12,474,394	6,221
*,^	Sun International Ltd.	1,242,082	5,648
	Blue Label Telecoms Ltd.	5,573,403	5,532
	Adcock Ingram Holdings Ltd.	1,004,318	5,471
	Alexander Forbes Group Holdings Ltd.	10,582,890	5,469
	City Lodge Hotels Ltd.	415,936	5,440
	EOH Holdings Ltd.	1,710,595	5,199
*,^	Steinhoff International Holdings NV (XJSE)	33,366,869	5,140
	DataTec Ltd.	3,010,706	5,124
	Hudaco Industries Ltd.	395,213	5,090
*,^	Curro Holdings Ltd.	1,868,627	5,028
	Mpact Ltd.	2,135,817	4,888
	Metair Investments Ltd.	2,790,270	4,817

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Lewis Group Ltd.	1,103,130	4,153
	Rebosis Property Fund Ltd.	6,200,104	4,028
	Peregrine Holdings Ltd.	2,300,709	3,982
	Alviva Holdings Ltd.	2,130,531	3,470
	Oceana Group Ltd.	477,386	3,167
	Raubex Group Ltd.	1,887,857	3,135
	Delta Property Fund Ltd.	5,924,142	3,107
	Clover Industries Ltd.	2,005,220	3,086
	Ascendis Health Ltd.	3,474,671	2,715
	Merafe Resources Ltd.	17,259,370	2,216
	Stadio Holdings Ltd.	4,475,673	1,710
*	Royal Bafokeng Platinum Ltd.	784,196	1,468
*,^	ArcelorMittal South Africa Ltd.	5,719,472	1,354
	DRDGOLD Ltd.	4,780,279	1,130
*	Group Five Ltd.	1,165,653	322
*	Steinhoff International Holdings NV (XETR)	1,089,227	163
*	Aveng Ltd.	1,962,478	153
*	Consolidated Infrastructure Group Ltd.	411,321	128
*	Adcock Ingram Holdings Ltd. Warrants Expire 07/26/2019	5,387	3
			5,552,020
South Korea (3.8%)
	Samsung Electronics Co. Ltd.	64,214,200	3,183,237
	SK Hynix Inc.	7,241,201	569,477
	Samsung Electronics Co. Ltd. Preference Shares	11,509,050	457,691
	POSCO	877,201	302,249
	Hyundai Motor Co.	1,960,914	292,466
	KB Financial Group Inc.	5,051,138	286,981
*,^	Celltrion Inc.	1,056,379	265,011
	Shinhan Financial Group Co. Ltd.	5,554,655	247,330
	NAVER Corp.	364,462	243,039
	LG Chem Ltd.	624,896	209,171
	Hyundai Mobis Co. Ltd.	884,405	204,814
	Hana Financial Group Inc.	3,959,490	175,933
	LG Household & Health Care Ltd.	119,448	152,521
	SK Innovation Co. Ltd.	822,032	150,634
	Amorepacific Corp.	432,916	140,854
	LG Electronics Inc.	1,472,896	139,658
	KT&G Corp.	1,498,543	137,030
	Samsung C&T Corp.	1,030,764	134,445
	SK Holdings Co. Ltd.	448,706	122,824
	Samsung SDI Co. Ltd.	711,895	121,221
	Samsung Fire & Marine Insurance Co. Ltd.	447,892	111,834
	Kia Motors Corp.	3,493,394	107,857
	Woori Bank	6,881,635	102,739
	Korea Electric Power Corp.	2,911,884	101,863
	Samsung SDS Co. Ltd.	431,805	98,079
	Samsung Life Insurance Co. Ltd.	859,739	93,855
	LG Corp.	1,217,437	92,093
	Samsung Electro-Mechanics Co. Ltd.	752,338	82,612
*,^,2	Samsung Biologics Co. Ltd.	181,003	82,210
	NCSoft Corp.	233,753	78,348
	Lotte Chemical Corp.	198,820	76,561
	E-MART Inc.	272,073	68,490
	LG Display Co. Ltd.	3,025,479	66,059
	Kakao Corp.	625,341	64,345
*	Hyundai Heavy Industries Co. Ltd.	548,230	60,690
	Coway Co. Ltd.	710,042	58,025
	Hyundai Engineering & Construction Co. Ltd.	977,141	57,869
	Hyundai Steel Co.	1,019,876	57,644
	S-Oil Corp.	556,647	57,089
	Industrial Bank of Korea	3,617,793	56,734
	SK Telecom Co. Ltd.	261,075	55,782
*	Hyundai Heavy Industries Holdings Co. Ltd.	141,199	55,481
	Hyundai Motor Co. 2nd Preference Shares	509,860	54,693

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Korea Zinc Co. Ltd.	134,135	54,288
*,^	SillaJen Inc.	694,848	54,198
	AMOREPACIFIC Group	391,315	52,146
^	Celltrion Healthcare Co. Ltd.	625,084	51,952
	Mirae Asset Daewoo Co. Ltd.	5,683,315	51,458
*,^	HLB Inc.	442,156	49,781
	Hankook Tire Co. Ltd.	1,017,637	46,998
	Hotel Shilla Co. Ltd.	417,228	44,878
	Korea Investment Holdings Co. Ltd.	517,277	43,695
	Hanmi Pharm Co. Ltd.	93,129	40,316
	Hyundai Glovis Co. Ltd.	251,950	39,594
	GS Holdings Corp.	689,817	39,486
*,^	Samsung Heavy Industries Co. Ltd.	5,731,830	39,181
	Kangwon Land Inc.	1,452,181	39,175
	BNK Financial Group Inc.	4,008,860	39,013
	Hyosung Corp.	315,545	38,604
	DB Insurance Co. Ltd.	639,604	37,545
*,^	ViroMed Co. Ltd.	183,559	36,698
	Shinsegae Inc.	93,725	36,378
	Lotte Shopping Co. Ltd.	152,223	36,291
*	Samsung Engineering Co. Ltd.	2,139,320	35,630
	OCI Co. Ltd.	244,236	35,405
*	Korea Aerospace Industries Ltd.	871,670	35,030
	Medy-Tox Inc.	53,857	35,003
3	Hyundai Development Co-Engineering & Construction	329,478	34,326
	Orion Corp.	290,434	33,715
^,2	Netmarble Corp.	239,391	32,796
	Shinhan Financial Group Co. Ltd. ADR	716,163	31,955
	CJ CheilJedang Corp.	98,798	31,588
	Hanwha Chemical Corp.	1,119,391	30,092
	Daelim Industrial Co. Ltd.	372,443	29,890
	Samsung Securities Co. Ltd.	866,949	29,817
	LG Uplus Corp.	2,602,523	29,794
	Hanwha Corp.	788,434	29,314
	Hyundai Marine & Fire Insurance Co. Ltd.	816,149	29,159
	KCC Corp.	74,717	27,273
	Hyundai Motor Co. Preference Shares	281,504	27,070
	CJ Corp.	167,987	25,449
	NH Investment & Securities Co. Ltd.	1,715,523	24,756
	Yuhan Corp.	112,858	24,107
	Lotte Corp.	396,634	24,098
	Kumho Petrochemical Co. Ltd.	237,679	23,770
	S-1 Corp.	256,092	23,484
	DGB Financial Group Inc.	2,094,144	23,406
^	GS Engineering & Construction Corp.	609,074	23,120
	Amorepacific Corp. Preference Shares	138,083	22,999
	Hanon Systems	2,150,505	21,840
	CJ E&M Corp.	257,540	21,729
	Hanwha Life Insurance Co. Ltd.	3,734,272	21,700
*,^	Hyundai Merchant Marine Co. Ltd.	3,668,165	20,680
	Korean Air Lines Co. Ltd.	647,816	20,588
	KB Financial Group Inc. ADR	363,061	20,477
^	Korea Electric Power Corp. ADR	1,171,174	20,367
	Hyundai Department Store Co. Ltd.	210,710	20,317
^	LG Innotek Co. Ltd.	187,438	20,210
	Com2uSCorp	132,599	19,758
	LG Household & Health Care Ltd. Preference Shares	27,262	19,610
*,^	Celltrion Pharm Inc.	234,199	18,823
	Mando Corp.	88,487	18,721
*	Korea Gas Corp.	361,271	18,466
*	Pearl Abyss Corp.	72,355	17,581
	LS Corp.	239,665	17,378
	LG Chem Ltd. Preference Shares	90,317	17,323
2	ING Life Insurance Korea Ltd.	449,477	17,268

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
^	KIWOOM Securities Co. Ltd.	157,098	17,244
	Fila Korea Ltd.	141,102	17,139
*,^	Doosan Infracore Co. Ltd.	1,779,719	16,934
*,^	Genexine Co. Ltd.	163,904	16,753
	Cheil Worldwide Inc.	929,973	16,557
^	SK Discovery Co. Ltd.	411,288	16,348
	POSCO ADR	191,711	16,267
*,^	Naturecell Co. Ltd.	525,467	16,245
*,^	Hyundai Rotem Co. Ltd.	651,269	16,243
*,^	Komipharm International Co. Ltd.	428,170	15,563
	LOTTE Fine Chemical Co. Ltd.	239,373	15,242
	Meritz Securities Co. Ltd.	3,934,240	15,189
^	BGF retail Co. Ltd.	84,451	15,074
	Doosan Corp.	133,639	15,071
^	Kolon Industries Inc.	234,424	14,936
	Green Cross Corp.	73,757	14,890
	Samsung Card Co. Ltd.	425,178	14,827
	Koh Young Technology Inc.	155,779	14,793
*,^	CJ Logistics Corp.	101,105	14,741
	Hyundai Construction Equipment Co. Ltd.	83,195	14,680
^	Korea Kolmar Co. Ltd.	192,009	14,644
*	Daewoo Engineering & Construction Co. Ltd.	2,471,871	14,628
^	Hanssem Co. Ltd.	134,036	14,582
*,^	Hanall Biopharma Co. Ltd.	511,924	14,484
	Meritz Fire & Marine Insurance Co. Ltd.	730,007	14,268
*,^	Doosan Heavy Industries & Construction Co. Ltd.	848,189	14,139
	Posco Daewoo Corp.	671,913	14,104
	KEPCO Plant Service & Engineering Co. Ltd.	293,667	13,884
^	Hyundai Elevator Co. Ltd.	140,372	13,562
	Korean Reinsurance Co.	1,228,766	13,538
*	Hugel Inc.	28,674	13,459
^	Paradise Co. Ltd.	618,813	13,429
	LS Industrial Systems Co. Ltd.	208,706	13,326
^	Cosmax Inc.	90,753	13,250
	NongShim Co. Ltd.	43,516	13,153
	Hana Tour Service Inc.	116,552	12,879
	Green Cross Holdings Corp.	361,782	12,878
*,^	Pan Ocean Co. Ltd.	2,515,642	12,845
^	Hanmi Science Co. ltd	176,759	12,792
	GS Retail Co. Ltd.	367,775	12,776
*,^	Kumho Tire Co. Inc.	2,153,805	12,412
	WONIK IPS Co. Ltd.	389,213	12,374
	Ottogi Corp.	16,613	12,320
*,^	TELCON Inc.	923,627	12,037
^	CJ CGV Co. Ltd.	170,362	11,825
*,^	Pharmicell Co. Ltd.	707,474	11,408
	Douzone Bizon Co. Ltd.	246,824	11,353
*,^	Medipost Co. Ltd.	97,236	11,306
*	Hyundai Mipo Dockyard Co. Ltd.	134,861	11,200
*,^	G-treeBNT Co. Ltd.	255,273	11,185
*,^	Hanwha Aerospace Co. Ltd.	498,268	11,169
	Youngone Corp.	398,251	11,114
	LOTTE Himart Co. Ltd.	159,586	11,089
	SK Networks Co. Ltd.	2,106,406	11,045
^	Hyundai Wia Corp.	217,799	10,908
	Dongsuh Cos. Inc.	415,960	10,698
	SK Telecom Co. Ltd. ADR	448,309	10,647
^	BGF Co. Ltd.	851,767	10,078
	Doosan Bobcat Inc.	327,704	9,946
	Korea Petrochemical Ind Co. Ltd.	38,254	9,788
	Hyundai Greenfood Co. Ltd.	677,462	9,730
^	Daewoong Pharmaceutical Co. Ltd.	58,222	9,624
	Chong Kun Dang Pharmaceutical Corp.	87,616	9,533
^	SK Materials Co. Ltd.	66,069	9,489

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^	Yungjin Pharmaceutical Co. Ltd.	1,182,186	9,429
*,^	Chabiotech Co. Ltd.	473,325	9,407
^	POSCO Chemtech Co. Ltd.	274,282	9,341
	SKC Co. Ltd.	263,232	9,325
	Hanjin Kal Corp.	403,622	9,182
	Innocean Worldwide Inc.	146,546	9,086
	Poongsan Corp.	255,826	9,074
^	Samyang Holdings Corp.	84,433	8,741
^	Seoul Semiconductor Co. Ltd.	489,358	8,625
	Bukwang Pharmaceutical Co. Ltd.	356,423	8,606
	Ssangyong Cement Industrial Co. Ltd.	301,363	8,406
	Hite Jinro Co. Ltd.	410,491	8,351
	Taekwang Industrial Co. Ltd.	6,802	8,267
	Dongkuk Steel Mill Co. Ltd.	798,634	8,173
	LG Electronics Inc. Preference Shares	208,412	8,164
*,^	Ecopro Co. Ltd.	240,213	8,075
	LG International Corp.	326,700	8,051
	CJ O Shopping Co. Ltd.	38,572	8,046
^	Eo Technics Co. Ltd.	114,489	8,027
	Lotte Chilsung Beverage Co. Ltd.	5,248	7,955
	SFA Engineering Corp.	262,692	7,941
	Hyundai Home Shopping Network Corp.	78,218	7,920
	JB Financial Group Co. Ltd.	1,355,514	7,764
*	NHN Entertainment Corp.	133,953	7,678
	Hanil Cement Co. Ltd.	48,950	7,602
^	Daou Technology Inc.	330,910	7,422
*,^	Hyundai Electric & Energy System Co. Ltd.	83,102	7,290
*,^	Amicogen Inc.	239,491	7,280
^	Hansol Chemical Co. Ltd.	110,136	7,256
	SKCKOLONPI Inc.	179,308	7,202
	Hanwha General Insurance Co. Ltd.	1,023,195	7,154
*,^	CrystalGenomics Inc.	303,978	7,149
*	SM Entertainment Co. Ltd.	214,076	7,114
	GS Home Shopping Inc.	43,685	7,091
^	Kolon Life Science Inc.	95,162	7,028
	LEENO Industrial Inc.	131,425	7,021
	Huchems Fine Chemical Corp.	282,379	7,010
^	Iljin Materials Co. Ltd.	223,791	6,936
^	Dentium Co. Ltd.	94,202	6,896
^	L&F Co. Ltd.	194,232	6,886
^	Kakao M Corp.	82,191	6,867
	DoubleUGames Co. Ltd.	116,865	6,791
*	Osstem Implant Co. Ltd.	132,452	6,789
	Modetour Network Inc.	195,086	6,745
*	Seegene Inc.	205,360	6,665
	Ilyang Pharmaceutical Co. Ltd.	173,339	6,618
*	BH Co. Ltd.	325,715	6,528
*	iNtRON Biotechnology Inc.	154,412	6,430
^	Soulbrain Co. Ltd.	115,096	6,315
*,^	GemVax & Kael Co. Ltd.	354,433	6,314
*,^	Toptec Co. Ltd.	254,906	6,304
	Korea Real Estate Investment & Trust Co. Ltd.	2,192,187	6,293
	Grand Korea Leisure Co. Ltd.	246,955	6,279
^	WeMade Entertainment Co. Ltd.	112,158	6,262
	LF Corp.	236,599	6,222
	Orion Holdings Corp.	271,967	6,211
	Daesang Corp.	250,152	6,206
	Huons Co. Ltd.	54,483	6,180
	Dong-A ST Co. Ltd.	60,340	6,178
*,^	CMG Pharmaceutical Co. Ltd.	1,092,928	6,167
	LG Hausys Ltd.	80,982	6,156
*,^	Foosung Co. Ltd.	697,345	6,099
*	Asiana Airlines Inc.	1,225,585	6,042
	JW Pharmaceutical Corp.	155,983	6,034

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^	Webzen Inc.	226,592	5,981
	Taeyoung Engineering & Construction Co. Ltd.	548,939	5,974
	Songwon Industrial Co. Ltd.	220,401	5,929
	DB HiTek Co. Ltd.	473,093	5,905
^	KEPCO Engineering & Construction Co. Inc.	171,541	5,900
*,^	Peptron Inc.	89,501	5,750
*	DIO Corp.	146,414	5,680
	InBody Co. Ltd.	141,210	5,662
	Handsome Co. Ltd.	180,846	5,613
	IS Dongseo Co. Ltd.	183,163	5,585
	Hankook Tire Worldwide Co. Ltd.	321,267	5,499
	Lotte Food Co. Ltd.	7,879	5,483
	Daishin Securities Co. Ltd.	429,867	5,483
^	HS Industries Co. Ltd.	683,300	5,448
	Tongyang Inc.	2,625,951	5,402
	Young Poong Corp.	6,813	5,373
	Dongwon Industries Co. Ltd.	16,871	5,324
*,^	Jenax Inc.	200,771	5,303
^	LIG Nex1 Co. Ltd.	142,946	5,273
	TES Co. Ltd.	186,535	5,220
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	30,114	5,162
	AK Holdings Inc.	74,160	5,063
	Daewoong Co. Ltd.	289,480	5,017
	Dong-A Socio Holdings Co. Ltd.	42,061	4,941
*,^	Vidente Co. Ltd.	276,062	4,940
	Dongjin Semichem Co. Ltd.	375,951	4,925
*,^	Taihan Electric Wire Co. Ltd.	3,124,848	4,908
	Nexen Tire Corp.	433,197	4,882
^	Partron Co. Ltd.	620,096	4,856
^	Dawonsys Co. Ltd.	262,351	4,832
^	Innox Advanced Materials Co. Ltd.	76,750	4,812
	Halla Holdings Corp.	100,358	4,805
^	Lock&Lock Co. Ltd.	217,195	4,779
^	Ahnlab Inc.	79,904	4,761
^	Hansae Co. Ltd.	224,503	4,736
*	Yuanta Securities Korea Co. Ltd.	1,114,850	4,706
	Meritz Financial Group Inc.	360,398	4,692
*,^	Cellumed Co. Ltd.	242,710	4,591
^	ST Pharm Co. Ltd.	123,636	4,565
^	Posco ICT Co. Ltd.	699,861	4,560
	Namhae Chemical Corp.	267,614	4,538
	Kumho Industrial Co. Ltd.	361,813	4,451
*,^	ATGen Co. Ltd.	237,434	4,447
*,^	Binex Co. Ltd.	319,358	4,415
	Mirae Asset Life Insurance Co. Ltd.	856,061	4,366
*	Korea Line Corp.	163,387	4,349
^	Jusung Engineering Co. Ltd.	452,306	4,306
	Korea Kolmar Holdings Co. Ltd.	80,646	4,299
^	Dae Hwa Pharmaceutical Co. Ltd.	153,206	4,279
	DongKook Pharmaceutical Co. Ltd.	65,311	4,273
	Caregen Co. Ltd.	50,872	4,240
	Samyang Corp.	50,839	4,235
^	Huons Global Co. Ltd.	63,586	4,231
	Jeil Pharmaceutical Co. Ltd.	112,414	4,227
	SK Gas Ltd.	47,879	4,198
	Silicon Works Co. Ltd.	118,342	4,134
^	Kolon Corp.	85,147	4,114
*,^	Aprogen pharmaceuticals Inc.	1,069,616	4,094
	SL Corp.	195,735	4,051
^	NICE Holdings Co. Ltd.	217,775	4,044
	Korea Electric Terminal Co. Ltd.	84,836	4,017
^	YG Entertainment Inc.	145,252	3,968
	Green Cross Cell Corp.	77,973	3,885
	NICE Information Service Co. Ltd.	416,852	3,859

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Emerson Pacific Inc.	552,545	3,853
	Seah Besteel Corp.	150,513	3,793
^	Able C&C Co. Ltd.	235,345	3,778
	Hanjin Transportation Co. Ltd.	156,653	3,765
*	KTB Investment & Securities Co. Ltd.	613,974	3,756
^	Lotte Confectionery Co. Ltd.	21,124	3,749
	Binggrae Co. Ltd.	60,180	3,743
^	Lutronic Corp.	226,254	3,740
*,^	SK Securities Co. Ltd.	3,313,585	3,734
*,^	NUTRIBIOTECH Co. Ltd.	141,629	3,672
	SPC Samlip Co. Ltd.	30,483	3,670
*,^	Gamevil Inc.	65,473	3,656
*,^	Leaders Cosmetics Co. Ltd.	167,730	3,542
	Youngone Holdings Co. Ltd.	69,697	3,492
^	JW Holdings Corp.	431,803	3,479
*,^	Homecast Co. Ltd.	388,116	3,466
	Tongyang Life Insurance Co. Ltd.	449,147	3,455
	Hancom Inc.	228,359	3,370
*	Hanwha Investment & Securities Co. Ltd.	1,117,465	3,346
	Vieworks Co. Ltd.	92,035	3,328
^	It's Hanbul Co. Ltd.	59,944	3,325
^	Advanced Process Systems Corp.	153,101	3,296
	Kwang Dong Pharmaceutical Co. Ltd.	381,447	3,275
*,^	Naturalendo Tech Co. Ltd.	194,233	3,262
	S&T Motiv Co. Ltd.	106,044	3,248
	Hansol Paper Co. Ltd.	202,268	3,246
*	APS Holdings Corp.	519,395	3,168
	Namyang Dairy Products Co. Ltd.	4,992	3,165
^	Dongwon F&B Co. Ltd.	13,906	3,100
^	Hyundai Livart Furniture Co. Ltd.	134,689	3,047
	Shinyoung Securities Co. Ltd.	55,704	3,042
*,^	Wonik Holdings Co. Ltd.	480,918	3,011
	Sebang Global Battery Co. Ltd.	98,839	3,004
*,^	Seobu T&D	304,177	2,988
*	Cuckoo Homesys Co. Ltd.	15,033	2,984
*,^	COSON Co. Ltd.	204,460	2,963
^	Cell Biotech Co. Ltd.	74,107	2,947
^	SeAH Steel Corp.	33,762	2,939
^	i-SENS Inc.	111,190	2,913
	NS Shopping Co. Ltd.	218,954	2,864
	Daeduck Electronics Co.	365,585	2,843
	Daeduck GDS Co. Ltd.	204,880	2,829
	Muhak Co. Ltd.	177,522	2,810
^	Maeil Dairies Co. Ltd.	37,426	2,790
	Samchully Co. Ltd.	26,712	2,785
	KISWIRE Ltd.	100,720	2,762
	Daishin Securities Co. Ltd. Preference Shares	324,161	2,752
^	KC Tech Co. Ltd.	139,497	2,749
	Sung Kwang Bend Co. Ltd.	234,870	2,749
*	Eugene Investment & Securities Co. Ltd.	768,429	2,681
*	Neowiz	163,818	2,659
*	GNCO Co. Ltd.	982,426	2,655
	CJ Hello Co. Ltd.	331,769	2,642
	Kwangju Bank Co. Ltd.	252,317	2,635
^	Humedix Co. Ltd.	71,034	2,628
*,^	CUROCOM Co. Ltd.	1,107,281	2,602
*,^	Interflex Co. Ltd.	144,499	2,569
*	Hansol Technics Co. Ltd.	226,471	2,568
	Youlchon Chemical Co. Ltd.	163,991	2,537
*,^	Hanjin Heavy Industries & Construction Co. Ltd.	800,368	2,520
*,^	Insun ENT Co. Ltd.	338,284	2,511
	CJ CheilJedang Corp. Preference Shares	19,515	2,477
^	Korea Asset In Trust Co. Ltd.	426,121	2,464
^	Coreana Cosmetics Co. Ltd.	328,397	2,462

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Ssangyong Motor Co.	515,545	2,429
	Daekyo Co. Ltd.	326,587	2,396
	TK Corp.	178,504	2,396
^	Chongkundang Holdings Corp.	36,515	2,382
^	Sungwoo Hitech Co. Ltd.	420,113	2,314
	Hankook Shell Oil Co. Ltd.	7,400	2,307
^	Byucksan Corp.	573,698	2,231
	Sindoh Co. Ltd.	39,122	2,213
	E1 Corp.	37,385	2,184
^	iMarketKorea Inc.	257,760	2,180
	Hansol Holdings Co. Ltd.	435,296	2,144
*,^	G-SMATT GLOBAL Co. Ltd.	199,258	2,139
	KISCO Corp.	296,620	2,125
*,^	Taewoong Co. Ltd.	117,964	2,096
	Kyobo Securities Co. Ltd.	216,928	2,094
^	Cosmax BTI Inc	51,442	2,054
*,^	Duk San Neolux Co. Ltd.	144,910	2,034
*,^	KH Vatec Co. Ltd.	185,490	2,023
	Maeil Holdings Co. Ltd.	132,792	1,991
^	KC Co. Ltd.	104,277	1,990
	KT Skylife Co. Ltd.	170,178	1,984
^	CJ Freshway Corp.	54,762	1,939
*	SFA Semicon Co. Ltd.	877,116	1,925
	Interpark Holdings Corp.	585,913	1,918
	Hyundai Corp.	89,853	1,877
	Dae Han Flour Mills Co. Ltd.	10,554	1,854
*	Doosan Engine Co. Ltd.	313,931	1,834
*,^	Samsung Pharmaceutical Co. Ltd.	503,034	1,833
*,^	Lumens Co. Ltd.	484,075	1,800
*,^	CrucialTec Co. Ltd.	499,868	1,763
*,^	Agabang&Company	323,513	1,755
	SBS Media Holdings Co. Ltd.	575,528	1,589
	NEPES Corp.	196,160	1,585
	GOLFZON Co. Ltd.	37,481	1,566
	Woongjin Thinkbig Co. Ltd.	233,971	1,545
*	S&T Dynamics Co. Ltd.	220,674	1,511
^	INTOPS Co. Ltd.	165,533	1,429
^	ICD Co. Ltd.	156,164	1,423
	Humax Co. Ltd.	169,909	1,293
^	LVMC Holdings	273,773	1,287
*	Eusu Holdings Co. Ltd.	198,139	1,262
^	Cuckoo Holdings Co. Ltd.	11,308	1,257
^	Sam Young Electronics Co. Ltd.	110,744	1,251
*	KONA I Co. Ltd.	122,760	1,157
	DY Corp.	195,100	1,153
*,^	Duksan Hi-Metal Co. Ltd.	171,965	1,131
	Seoyon E-Hwa Co. Ltd.	145,014	1,118
	DB Financial Investment Co. Ltd.	218,187	948
^	AtlasBX Co. Ltd.	8,950	391
	Hyundai Corp. Holdings Inc.	20,244	276
	Seoyon Co. Ltd.	45,356	260
	MegaStudy Co. Ltd.	4,586	158
	Samsung Electronics Co. Ltd. GDR	100	122
*,3	Tera Resource Co. Ltd.	209,223	9
	Jeil Pharma Holdings Inc.	4	—
	CROWNHAITAI Holdings Co. Ltd.	5	—
*,3	CNK International Co. Ltd.	259,916	—
*	HDC Hyundai Development Co-Engineering & Construction	460,366	—
			13,170,513
Spain (2.1%)
^	Banco Santander SA	216,319,196	1,397,637
	Banco Bilbao Vizcaya Argentaria SA	90,789,698	734,683
	Telefonica SA	61,762,771	629,399
	Iberdrola SA	77,606,877	599,593

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
^	Industria de Diseno Textil SA	14,314,740	443,736
	Amadeus IT Group SA	5,633,443	411,019
*	Repsol SA	16,180,770	308,778
	CaixaBank SA	48,936,897	237,977
	Abertis Infraestructuras SA	8,442,356	186,130
2	Aena SME SA	867,909	178,903
	Banco de Sabadell SA	76,550,309	149,802
*	ACS Actividades de Construccion y Servicios SA	3,312,463	139,605
*	Ferrovial SA	6,469,004	138,174
	Grifols SA	4,915,389	137,818
	Red Electrica Corp. SA	5,855,521	121,974
	Gas Natural SDG SA	4,208,378	106,084
	Endesa SA	4,313,950	100,603
	Bankinter SA	9,300,087	97,198
	Enagas SA	3,082,663	89,602
	Bankia SA	16,531,632	72,535
	Merlin Properties Socimi SA	4,557,244	70,318
	Grifols SA Preference Shares	2,973,982	61,301
2	Cellnex Telecom SA	2,088,637	56,016
^	Siemens Gamesa Renewable Energy SA	3,054,520	52,308
	Mapfre SA	13,463,505	46,705
	Inmobiliaria Colonial Socimi SA	3,869,656	44,966
	Distribuidora Internacional de Alimentacion SA	8,228,747	38,134
	Viscofan SA	547,218	36,265
^	Bolsas y Mercados Espanoles SHMSF SA	1,033,830	36,235
^	Acciona SA	347,693	29,084
	Acerinox SA	1,924,157	27,022
	Prosegur Cia de Seguridad SA	3,557,146	26,889
	Applus Services SA	1,983,541	26,803
	Grupo Catalana Occidente SA	598,974	26,374
	Hispania Activos Inmobiliarios SOCIMI SA	1,229,908	26,076
	CIE Automotive SA	667,798	24,964
*	Masmovil Ibercom SA	173,590	24,930
	Zardoya Otis SA	2,413,169	24,631
^	Mediaset Espana Comunicacion SA	2,458,791	23,531
*	Indra Sistemas SA	1,668,866	23,062
	Melia Hotels International SA	1,472,247	21,890
	NH Hotel Group SA	2,806,869	21,642
	Ebro Foods SA	888,327	21,422
*,2	Neinor Homes SA	1,022,579	19,796
*,2	Unicaja Banco SA	10,455,932	18,964
	Corp Financiera Alba SA	288,117	17,930
*,2	Gestamp Automocion SA	2,094,609	16,977
	Cia de Distribucion Integral Logista Holdings SA	693,152	15,589
2	Prosegur Cash SA	5,075,553	14,796
	Faes Farma SA	3,641,441	14,785
^	Tecnicas Reunidas SA	421,652	13,591
	Papeles y Cartones de Europa SA	694,987	13,448
	Ence Energia y Celulosa SA	1,704,665	13,152
2	Euskaltel SA	1,391,547	12,903
	Construcciones y Auxiliar de Ferrocarriles SA	267,084	12,809
*,^	Sacyr SA	4,419,535	12,679
*	Fomento de Construcciones y Contratas SA	944,890	12,177
^	Atresmedia Corp. de Medios de Comunicacion SA	1,106,671	10,365
^	Almirall SA	799,994	9,944
*	Liberbank SA	17,355,996	9,928
	Fluidra SA	652,579	9,444
*,^	Obrascon Huarte Lain SA	1,896,275	8,842
*	Codere SA	697,601	8,434
*,^	Pharma Mar SA	2,148,242	4,193
^	Axiare Patrimonio SOCIMI SA	134,883	2,859
^	Banco Santander SA ADR	387,570	2,527
	Telefonica SA ADR	220	2

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*,^,3	Let's GOWEX SA	155,449	—
			7,347,952
Sweden (1.9%)
	Nordea Bank AB	43,213,871	439,513
	Volvo AB Class B	20,147,172	341,422
	Atlas Copco AB Class A	8,546,328	334,216
	Swedbank AB Class A	14,248,757	309,530
	Telefonaktiebolaget LM Ericsson Class B	40,344,258	307,563
	Investor AB Class B	6,156,394	268,012
^	Assa Abloy AB Class B	12,707,786	266,316
^	Sandvik AB	14,604,084	249,006
	Hennes & Mauritz AB Class B	12,846,576	220,761
	Svenska Handelsbanken AB Class A	19,739,625	220,141
	Essity AB Class B	8,045,633	204,079
	Hexagon AB Class B	3,400,836	196,361
	Skandinaviska Enskilda Banken AB Class A	19,525,897	183,310
	Atlas Copco AB Class B	5,142,843	182,280
	Telia Co. AB	36,947,236	181,918
^	Boliden AB	3,729,943	129,241
	Kinnevik AB	3,158,077	113,809
	Swedish Match AB	2,413,067	108,251
^	Alfa Laval AB	4,257,186	105,317
	SKF AB	5,150,728	104,276
^	Skanska AB Class B	4,843,226	94,325
	Svenska Cellulosa AB SCA Class B	8,020,720	88,827
	Electrolux AB Class B	3,012,922	79,290
^	Trelleborg AB Class B	3,306,202	77,262
^	Securitas AB Class B	4,372,910	70,659
*	Lundin Petroleum AB	2,368,408	65,290
	Tele2 AB	4,704,042	60,973
	Castellum AB	3,695,561	59,738
	Industrivarden AB Class A	2,623,397	57,559
	Elekta AB Class B	4,886,954	55,407
^	Industrivarden AB	2,469,075	51,985
	Nibe Industrier AB Class B	5,090,379	51,866
	Husqvarna AB	5,050,504	48,575
*	Swedish Orphan Biovitrum AB	2,192,275	47,095
	Com Hem Holding AB	2,433,994	42,155
*	Fabege AB	3,625,070	41,739
2	Dometic Group AB	4,047,063	38,735
^	SSAB AB Class B	7,910,943	35,791
	Loomis AB Class B	980,203	35,696
	BillerudKorsnas AB	2,379,735	34,967
^	Hexpol AB	3,365,461	34,826
	L E Lundbergforetagen AB Class B	512,108	34,662
*	Fastighets AB Balder Class B	1,340,835	34,543
	AAK AB	388,718	34,304
*	Holmen AB	1,367,464	33,718
^	ICA Gruppen AB	1,064,315	33,047
^,2	Thule Group AB	1,394,624	32,232
^	Indutrade AB	1,250,533	29,492
	Modern Times Group MTG AB Class B	719,498	28,278
^	Getinge AB	3,011,480	28,058
^	Intrum Justitia AB	1,011,904	26,853
*,2	Ahlsell AB	4,485,054	26,781
^	Axfood AB	1,439,044	26,735
	Peab AB	2,702,070	23,922
	Saab AB Class B	569,107	23,294
^	Wallenstam AB	2,581,805	23,130
	Hufvudstaden AB Class A	1,562,214	22,927
	Lifco AB Class B	609,386	22,129
	NCC AB Class B	1,185,127	21,830
2	Evolution Gaming Group AB	336,144	21,070
^	Wihlborgs Fastigheter AB	899,285	20,841

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Hemfosa Fastigheter AB	1,658,252	20,541
^	SSAB AB Class A	3,503,095	19,807
2	Bravida Holding AB	2,679,749	19,192
^	JM AB	962,395	19,040
^	Sweco AB Class B	922,967	18,798
^	AF AB	895,738	18,636
^	Kungsleden AB	2,548,174	18,071
*	Investment AB Latour Class B	1,588,495	17,380
	Nolato AB Class B	229,136	17,206
	Pandox AB Class B	1,004,060	16,899
^	Avanza Bank Holding AB	321,763	15,125
	Oriflame Holding AG	316,685	15,007
2	Attendo AB	1,405,696	14,275
*	NetEnt AB	2,492,218	14,216
^	Bonava AB Class B	1,132,785	13,751
^	Vitrolife AB	167,846	12,287
	Nobia AB	1,551,041	12,202
*	Betsson AB	1,654,678	11,787
^	Mycronic AB	922,298	10,589
*	Ratos AB	2,658,854	10,491
	Klovern AB	8,306,899	10,366
	Atrium Ljungberg AB	632,958	10,010
	Cloetta AB Class B	2,790,286	9,986
2	Scandic Hotels Group AB	952,193	9,372
	Bilia AB	1,098,404	9,056
*	Arjo AB	2,997,848	8,881
*	Concentric AB	522,298	8,528
^,2	Resurs Holding AB	1,224,982	7,892
*	Investment AB Oresund	514,461	7,671
	Hemfosa Fastigheter AB Preference Shares	355,566	7,382
	Bure Equity AB	660,827	7,085
*,^	SAS AB	2,746,534	6,854
	Klovern AB Preference Shares	187,902	6,849
	Lindab International AB	865,782	6,682
*,2	Munters Group AB	1,079,932	6,237
	Svenska Handelsbanken AB Class B	519,879	6,191
	Clas Ohlson AB	523,676	5,728
	SkiStar AB	265,971	5,484
*	Mekonomen AB	331,835	5,072
*	Haldex AB	422,148	4,534
*	Collector AB	505,705	3,661
*,^	Fingerprint Cards AB Class B	3,448,180	2,979
	NCC AB Class A	159,080	2,968
	Rezidor Hotel Group AB	742,419	2,131
	Skandinaviska Enskilda Banken AB	192,951	1,946
	SAS AB Preference Shares	24,205	1,578
	Telefonaktiebolaget LM Ericsson Class A	135,820	1,038
	Sagax AB	229,073	853
^	Bonava AB Class A	62,514	749
	Sagax AB Preference Shares	159,057	635
	MQ Holding AB	28,906	50
			6,669,676
Switzerland (4.9%)
	Nestle SA	42,243,788	3,272,630
	Novartis AG	29,663,672	2,283,341
	Roche Holding AG	9,457,629	2,101,367
	UBS Group AG	47,334,647	794,507
	Cie Financiere Richemont SA	6,936,289	659,355
	Zurich Insurance Group AG	2,045,660	653,456
	ABB Ltd.	26,303,053	613,271
	Credit Suisse Group AG	34,802,339	586,985
	Swiss Re AG	4,150,616	395,426
	LafargeHolcim Ltd. (XVTX)	5,136,182	285,323
	Givaudan SA	125,591	279,572

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Lonza Group AG	1,013,986	247,749
	Geberit AG	495,192	211,314
	Sika AG	28,663	207,985
	Swatch Group AG (Bearer)	415,285	199,411
	Julius Baer Group Ltd.	2,940,250	174,499
	Partners Group Holding AG	224,782	163,949
	SGS SA	67,051	162,843
	Swiss Life Holding AG	460,365	161,044
	Adecco Group AG	2,256,411	149,431
^	Swisscom AG	303,665	145,648
	Schindler Holding AG	563,375	116,329
	Sonova Holding AG	686,723	113,168
*	Vifor Pharma AG	706,948	111,564
	Kuehne & Nagel International AG	682,600	106,278
*	Chocoladefabriken Lindt & Spruengli AG (XSWX)	1,399	106,110
	Temenos Group AG	798,302	100,449
	Baloise Holding AG	632,712	100,288
	Straumann Holding AG	136,118	92,401
	Swiss Prime Site AG	977,843	91,618
*	Chocoladefabriken Lindt & Spruengli AG Participation Certificates	13,889	89,279
	Roche Holding AG (Bearer)	358,714	81,690
	LafargeHolcim Ltd. (XPAR)	1,401,544	78,197
	Logitech International SA	1,957,056	72,300
	Georg Fischer AG	55,992	69,601
*,^	Dufry AG	435,053	61,533
	Clariant AG	2,658,058	61,362
	ams AG	737,234	60,805
	EMS-Chemie Holding AG	95,858	59,206
	Flughafen Zurich AG	257,424	53,758
	Helvetia Holding AG	89,855	53,375
	Swatch Group AG (Registered)	596,268	53,130
	PSP Swiss Property AG	552,326	51,608
2	VAT Group AG	348,230	51,357
^	BB Biotech AG	753,819	50,626
	Schindler Holding AG (Registered)	245,822	49,189
	Barry Callebaut AG	25,879	46,460
	OC Oerlikon Corp. AG	2,638,272	42,593
	Pargesa Holding SA	416,012	38,934
*,2	Galenica AG	669,052	35,968
2	Sunrise Communications Group AG	457,969	35,898
	Tecan Group AG	154,675	34,009
	GAM Holding AG	2,128,656	33,978
	Cembra Money Bank AG	393,746	33,375
	dormakaba Holding AG	41,521	32,117
	Bucher Industries AG	86,618	31,744
*	Allreal Holding AG	189,810	31,207
	Banque Cantonale Vaudoise	38,762	30,892
*	Landis&Gyr Group AG	400,179	30,077
	DKSH Holding AG	365,405	29,306
	Belimo Holding AG	6,895	28,470
	SFS Group AG	230,099	25,871
	Valiant Holding AG	208,818	25,074
*	Idorsia Ltd.	1,042,122	23,901
*,^	Aryzta AG (XVTX)	1,073,678	22,629
^	Panalpina Welttransport Holding AG	175,767	22,247
^	Forbo Holding AG	15,332	21,446
	Emmi AG	26,418	21,310
*	Mobimo Holding AG	81,024	20,927
	Vontobel Holding AG	302,443	19,945
	Sulzer AG	171,475	19,728
	Daetwyler Holding AG	100,557	19,181
	Conzzeta AG	14,958	19,068
	Siegfried Holding AG	51,337	17,839
	u-blox Holding AG	89,298	16,317

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Implenia AG	203,556	15,539
	Inficon Holding AG	25,922	15,520
	St. Galler Kantonalbank AG	28,523	15,297
	Valora Holding AG	43,300	14,483
^	COSMO Pharmaceuticals NV	96,158	14,026
	Schweiter Technologies AG	12,219	13,895
^	Burckhardt Compression Holding AG	41,813	13,568
^	Komax Holding AG	48,471	13,323
	Comet Holding AG	100,904	13,225
	Interroll Holding AG	7,696	12,750
	Autoneum Holding AG	43,055	11,274
	Bobst Group SA	105,541	11,260
^	Huber & Suhner AG	194,265	11,096
*,^	Basilea Pharmaceutica AG	154,701	10,802
*,^	Meyer Burger Technology AG	8,295,382	10,294
*,^	Arbonia AG	576,058	10,247
	VZ Holding AG	36,069	10,134
	LEM Holding SA	6,368	10,056
^	Ascom Holding AG	479,360	9,591
^	Bachem Holding AG	73,388	9,411
	BKW AG	131,108	8,545
^	Rieter Holding AG	43,839	8,465
	EFG International AG	974,325	7,914
*,^	Leonteq AG	134,078	7,436
	Intershop Holding AG	14,855	7,415
	Bossard Holding AG	35,596	7,295
^	Ypsomed Holding AG	43,000	6,524
	Swissquote Group Holding SA	109,888	6,204
	Zehnder Group AG	145,859	6,115
	Bell Food Group AG	15,351	6,030
	ALSO Holding AG	46,341	5,710
	APG SGA SA	13,554	5,564
	Vetropack Holding AG	2,648	5,444
*	Schmolz & Bickenbach AG	5,904,025	4,753
^	Kudelski SA	470,460	4,328
*,^	Alpiq Holding AG	44,269	3,357
*	Aryzta AG (XDUB)	77,228	1,626
	Plazza AG	1,704	390
			16,843,744
Taiwan (3.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	318,668,063	2,427,404
	Hon Hai Precision Industry Co. Ltd.	202,825,207	564,134
	Formosa Plastics Corp.	66,189,739	232,276
	MediaTek Inc.	20,059,981	228,154
	Nan Ya Plastics Corp.	76,724,080	210,146
	Cathay Financial Holding Co. Ltd.	107,221,897	192,330
	CTBC Financial Holding Co. Ltd.	247,137,769	176,250
	Formosa Chemicals & Fibre Corp.	46,509,557	170,883
	Fubon Financial Holding Co. Ltd.	99,728,729	170,622
	Chunghwa Telecom Co. Ltd.	43,422,399	165,225
	Largan Precision Co. Ltd.	1,392,609	161,972
	Uni-President Enterprises Corp.	65,138,285	156,766
	China Steel Corp.	168,005,140	132,944
	Mega Financial Holding Co. Ltd.	148,157,303	130,794
*	ASE Industrial Holding Co. Ltd.	45,117,997	122,454
	Catcher Technology Co. Ltd.	9,998,731	110,888
	Delta Electronics Inc.	29,351,410	106,414
	E.Sun Financial Holding Co. Ltd.	132,843,139	93,941
	Yageo Corp.	4,417,956	92,605
	First Financial Holding Co. Ltd.	130,951,646	90,030
	Asustek Computer Inc.	9,538,966	89,148
	Taiwan Mobile Co. Ltd.	21,578,444	79,687
	Formosa Petrochemical Corp.	18,601,230	75,899
	Yuanta Financial Holding Co. Ltd.	156,954,319	74,907

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
President Chain Store Corp.	7,614,351	74,845
United Microelectronics Corp.	134,613,175	72,593
China Development Financial Holding Corp.	189,646,856	71,705
Taiwan Cooperative Financial Holding Co. Ltd.	121,153,435	70,398
Hua Nan Financial Holdings Co. Ltd.	113,907,176	68,883
Taiwan Cement Corp.	48,429,144	66,553
Quanta Computer Inc.	36,211,697	65,837
Pegatron Corp.	27,330,639	63,721
Taishin Financial Holding Co. Ltd.	129,880,438	63,112
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,609,067	61,869
Far EasTone Telecommunications Co. Ltd.	21,861,000	57,838
Chailease Holding Co. Ltd.	15,627,076	57,019
SinoPac Financial Holdings Co. Ltd.	144,528,214	52,011
Far Eastern New Century Corp.	53,988,729	51,529
Chang Hwa Commercial Bank Ltd.	83,025,008	47,792
Hiwin Technologies Corp.	3,076,630	46,346
Globalwafers Co. Ltd.	2,861,000	46,155
Pou Chen Corp.	36,241,449	45,323
Innolux Corp.	117,428,024	43,698
Shin Kong Financial Holding Co. Ltd.	105,839,186	43,015
Walsin Technology Corp.	6,612,163	41,565
Cheng Shin Rubber Industry Co. Ltd.	25,071,709	40,428
Win Semiconductors Corp.	5,187,244	38,895
Lite-On Technology Corp.	28,868,444	38,095
Foxconn Technology Co. Ltd.	15,068,959	37,415
* Macronix International	23,519,324	37,363
Compal Electronics Inc.	56,726,689	36,949
China Life Insurance Co. Ltd.	33,904,138	36,733
Advantech Co. Ltd.	5,038,079	34,586
AU Optronics Corp.	83,709,640	34,518
Airtac International Group	1,986,996	34,477
Asia Cement Corp.	31,849,567	33,989
Nanya Technology Corp.	10,700,773	33,310
Novatek Microelectronics Corp.	7,799,275	32,738
Eclat Textile Co. Ltd.	2,710,201	32,697
Inventec Corp.	41,908,315	31,752
Sino-American Silicon Products Inc.	7,352,428	31,556
^ Chunghwa Telecom Co. Ltd. ADR	819,099	31,118
WPG Holdings Ltd.	22,473,553	30,241
Wistron Corp.	37,376,606	29,722
Acer Inc.	38,732,682	29,539
Walsin Lihwa Corp.	42,719,000	29,046
Micro-Star International Co. Ltd.	9,267,000	28,942
Powertech Technology Inc.	9,901,955	28,346
Synnex Technology International Corp.	18,770,286	26,958
* TaiMed Biologics Inc.	2,589,000	26,910
Chroma ATE Inc.	5,234,800	26,322
Vanguard International Semiconductor Corp.	12,272,000	24,876
Winbond Electronics Corp.	39,783,474	24,349
Realtek Semiconductor Corp.	6,420,215	24,279
* Taiwan High Speed Rail Corp.	28,187,648	21,651
* Ruentex Development Co. Ltd.	17,712,118	21,209
* Tatung Co. Ltd.	28,432,738	21,145
Teco Electric and Machinery Co. Ltd.	25,315,000	20,547
Feng TAY Enterprise Co. Ltd.	4,521,615	20,504
Taiwan Business Bank	65,496,711	20,128
Hotai Motor Co. Ltd.	2,049,000	20,084
Tripod Technology Corp.	6,631,023	20,058
Phison Electronics Corp.	2,209,510	20,002
* HTC Corp.	9,838,792	19,947
Chicony Electronics Co. Ltd.	8,012,962	19,742
Giant Manufacturing Co. Ltd.	3,830,319	19,453
Highwealth Construction Corp.	12,550,860	19,323
Ruentex Industries Ltd.	9,925,340	19,231

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
* Epistar Corp.	13,305,760	18,109
St. Shine Optical Co. Ltd.	619,000	16,596
Nien Made Enterprise Co. Ltd.	1,866,000	16,575
Silergy Corp.	791,000	16,541
Chipbond Technology Corp.	8,260,000	16,368
General Interface Solution Holding Ltd.	2,732,829	16,359
King's Town Bank Co. Ltd.	13,642,000	16,340
Accton Technology Corp.	7,083,800	16,190
Eva Airways Corp.	29,614,273	15,903
TCI Co. Ltd.	1,033,717	15,166
CTCI Corp.	8,928,000	15,040
Merida Industry Co. Ltd.	3,343,440	14,886
Taiwan Fertilizer Co. Ltd.	10,952,166	14,780
Compeq Manufacturing Co. Ltd.	14,741,000	14,687
Gigabyte Technology Co. Ltd.	6,684,000	14,615
King Yuan Electronics Co. Ltd.	14,785,000	14,584
* Taiwan Glass Industry Corp.	21,758,547	14,539
United Microelectronics Corp. ADR	5,437,811	14,519
* China Petrochemical Development Corp.	32,962,647	14,435
Formosa Taffeta Co. Ltd.	12,580,000	14,224
Parade Technologies Ltd.	912,805	14,135
Standard Foods Corp.	6,301,505	14,132
* Evergreen Marine Corp. Taiwan Ltd.	27,868,605	14,096
* PharmaEssentia Corp.	2,289,286	13,994
LCY Chemical Corp.	9,205,288	13,642
^ AU Optronics Corp. ADR	3,426,890	13,639
Zhen Ding Technology Holding Ltd.	6,184,355	13,457
E Ink Holdings Inc.	12,100,000	13,389
TA Chen Stainless Pipe	11,563,275	13,165
Simplo Technology Co. Ltd.	2,325,865	13,004
Qisda Corp.	18,795,880	12,883
Grand Pacific Petrochemical	11,635,000	12,873
ASPEED Technology Inc.	447,253	12,771
* China Airlines Ltd.	34,898,646	12,730
Radiant Opto-Electronics Corp.	6,133,948	12,661
Hota Industrial Manufacturing Co. Ltd.	2,855,517	12,552
Grape King Bio Ltd.	1,474,000	12,336
King Slide Works Co. Ltd.	858,000	12,125
* Genius Electronic Optical Co. Ltd.	1,029,979	12,120
China Steel Chemical Corp.	2,267,000	11,953
Lien Hwa Industrial Corp.	9,335,907	11,919
Long Chen Paper Co. Ltd.	10,169,928	11,866
Tong Yang Industry Co. Ltd.	6,421,126	11,564
Merry Electronics Co. Ltd.	2,508,976	11,554
Taiwan Secom Co. Ltd.	3,838,920	11,538
Waterland Financial Holdings Co. Ltd.	32,937,907	11,503
eMemory Technology Inc.	931,000	11,487
Transcend Information Inc.	4,073,007	11,485
Makalot Industrial Co. Ltd.	2,355,223	11,339
Voltronic Power Technology Corp.	628,781	11,190
Poya International Co. Ltd.	996,299	11,061
Eternal Materials Co. Ltd.	11,485,407	11,002
Cub Elecparts Inc.	851,710	10,900
Global Unichip Corp.	1,155,165	10,869
Taichung Commercial Bank Co. Ltd.	31,169,317	10,776
Bizlink Holding Inc.	1,444,029	10,663
Oriental Union Chemical Corp.	9,861,700	10,575
China Synthetic Rubber Corp.	7,403,042	10,572
TTY Biopharm Co. Ltd.	3,031,780	10,254
Gourmet Master Co. Ltd.	887,390	10,225
Yulon Motor Co. Ltd.	13,359,015	10,189
FLEXium Interconnect Inc.	3,836,802	10,026
WT Microelectronics Co. Ltd.	6,623,924	9,901
Feng Hsin Steel Co. Ltd.	4,875,000	9,818

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Great Wall Enterprise Co. Ltd.	7,583,920	9,808
* TPK Holding Co. Ltd.	4,458,513	9,724
Ennoconn Corp.	599,223	9,697
Unimicron Technology Corp.	17,175,750	9,652
Far Eastern Department Stores Ltd.	14,689,977	9,646
* Wafer Works Corp.	6,090,542	9,511
Kenda Rubber Industrial Co. Ltd.	8,179,991	9,450
* OBI Pharma Inc.	1,651,000	9,372
Capital Securities Corp.	24,638,175	9,315
Elite Material Co. Ltd.	3,786,965	9,280
TSRC Corp.	9,155,626	9,217
Mitac Holdings Corp.	8,482,386	9,176
Career Technology MFG. Co. Ltd.	6,221,866	9,112
HannStar Display Corp.	33,171,060	9,097
ITEQ Corp.	4,082,140	9,078
Holy Stone Enterprise Co. Ltd.	1,837,150	8,933
Taiwan Paiho Ltd.	3,289,300	8,801
LandMark Optoelectronics Corp.	935,800	8,728
Sercomm Corp.	3,211,000	8,657
Asia Optical Co. Inc.	2,810,000	8,648
Pan Jit International Inc.	5,108,000	8,626
Primax Electronics Ltd.	4,229,000	8,554
Wistron NeWeb Corp.	3,640,714	8,545
Tung Ho Steel Enterprise Corp.	9,998,842	8,302
Hung Sheng Construction Ltd.	7,056,000	8,289
Taiwan Union Technology Corp.	2,987,451	8,285
Elan Microelectronics Corp.	5,710,000	8,264
* Asia Pacific Telecom Co. Ltd.	27,568,848	8,175
Far Eastern International Bank	24,029,376	8,062
Visual Photonics Epitaxy Co. Ltd.	2,459,812	7,854
China Motor Corp.	8,327,000	7,834
Chong Hong Construction Co. Ltd.	2,685,416	7,799
Yungtay Engineering Co. Ltd.	4,455,000	7,761
Coretronic Corp.	5,815,000	7,740
Everlight Electronics Co. Ltd.	5,518,497	7,734
Huaku Development Co. Ltd.	3,202,087	7,393
* YFY Inc.	17,229,515	7,349
U-Ming Marine Transport Corp.	5,968,000	7,305
UPC Technology Corp.	10,884,611	7,256
Clevo Co.	7,348,796	7,250
Cheng Loong Corp.	12,771,600	7,247
Greatek Electronics Inc.	3,992,000	7,224
Sinbon Electronics Co. Ltd.	2,730,645	7,224
Yulon Finance Corp.	1,631,000	7,205
A-DATA Technology Co. Ltd.	2,974,088	7,178
Taiwan Semiconductor Co. Ltd.	3,124,000	7,148
* Chilisin Electronics Corp.	2,286,204	7,107
Nan Kang Rubber Tire Co. Ltd.	8,425,209	7,101
Cheng Uei Precision Industry Co. Ltd.	5,391,485	6,998
Cleanaway Co. Ltd.	1,089,000	6,994
* Foxsemicon Integrated Technology Inc.	1,078,250	6,989
* ChipMOS TECHNOLOGIES Inc.	10,067,626	6,972
Tong Hsing Electronic Industries Ltd.	1,968,259	6,912
Charoen Pokphand Enterprise	3,195,200	6,888
Ardentec Corp.	6,092,909	6,853
* Mercuries Life Insurance Co. Ltd.	12,487,491	6,810
Getac Technology Corp.	4,581,000	6,588
* Center Laboratories Inc.	2,767,290	6,580
Pharmally International Holding Co. Ltd.	496,596	6,510
Faraday Technology Corp.	2,857,666	6,386
Taiwan Hon Chuan Enterprise Co. Ltd.	3,652,496	6,353
Sanyang Motor Co. Ltd.	8,892,540	6,351
Chin-Poon Industrial Co. Ltd.	4,756,000	6,261
Kinsus Interconnect Technology Corp.	3,716,000	6,104

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Tainan Spinning Co. Ltd.	13,716,404	6,073
Lung Yen Life Service Corp.	2,822,000	5,937
Chunghwa Precision Test Tech Co. Ltd.	233,000	5,933
China Bills Finance Corp.	12,110,000	5,908
Elite Advanced Laser Corp.	1,639,736	5,745
Sunny Friend Environmental Technology Co. Ltd.	868,000	5,687
USI Corp.	11,680,347	5,686
Topco Scientific Co. Ltd.	2,099,589	5,659
Advanced Ceramic X Corp.	664,000	5,631
Shinkong Synthetic Fibers Corp.	16,299,451	5,593
Prince Housing & Development Corp.	13,981,559	5,560
PharmaEngine Inc.	1,163,179	5,491
China General Plastics Corp.	5,126,774	5,483
Kinpo Electronics	15,490,000	5,478
Wan Hai Lines Ltd.	9,383,325	5,412
PChome Online Inc.	1,166,982	5,406
Yieh Phui Enterprise Co. Ltd.	15,484,129	5,361
* China Man-Made Fiber Corp.	16,086,150	5,314
Ginko International Co. Ltd.	631,800	5,308
Lotes Co. Ltd.	810,000	5,231
* Concraft Holding Co. Ltd.	596,058	5,180
United Integrated Services Co. Ltd.	2,379,000	5,135
Taiwan Styrene Monomer	7,095,342	5,127
* President Securities Corp.	10,160,798	5,092
* ASMedia Technology Inc.	440,288	5,071
* Goldsun Building Materials Co. Ltd.	15,610,830	5,070
Sigurd Microelectronics Corp.	4,370,000	5,063
momo.com Inc.	610,000	5,059
Supreme Electronics Co. Ltd.	4,722,028	5,049
Pixart Imaging Inc.	1,324,711	5,044
Swancor Holding Co. Ltd.	981,000	4,983
Hu Lane Associate Inc.	1,054,000	4,934
* Neo Solar Power Corp.	11,819,268	4,900
Hsin Kuang Steel Co. Ltd.	3,237,000	4,861
SDI Corp.	2,055,274	4,857
* Lealea Enterprise Co. Ltd.	12,572,197	4,841
Aten International Co. Ltd.	1,447,000	4,778
Wisdom Marine Lines Co. Ltd.	5,022,102	4,775
Shin Zu Shing Co. Ltd.	1,814,000	4,768
Taiwan Cogeneration Corp.	4,775,550	4,749
Depo Auto Parts Ind Co. Ltd.	1,749,000	4,717
Test Research Inc.	2,570,503	4,712
* Yang Ming Marine Transport Corp.	13,174,607	4,562
Holtek Semiconductor Inc.	1,918,000	4,548
* CSBC Corp. Taiwan	5,581,100	4,534
Darwin Precisions Corp.	5,838,000	4,504
AmTRAN Technology Co. Ltd.	10,332,716	4,436
Casetek Holdings Ltd.	1,807,472	4,422
BES Engineering Corp.	17,227,000	4,404
Syncmold Enterprise Corp.	1,995,000	4,369
Chlitina Holding Ltd.	668,300	4,359
Farglory Land Development Co. Ltd.	3,971,815	4,352
* CMC Magnetics Corp.	21,372,364	4,336
Sporton International Inc.	780,098	4,328
TXC Corp.	3,590,979	4,307
* Unitech Printed Circuit Board Corp.	6,350,248	4,306
Namchow Holdings Co. Ltd.	2,110,000	4,293
Elite Semiconductor Memory Technology Inc.	3,258,000	4,256
* Ritek Corp.	21,422,976	4,241
Mercuries & Associates Holding Ltd.	5,217,520	4,237
Cathay Real Estate Development Co. Ltd.	7,261,800	4,222
Masterlink Securities Corp.	11,319,027	4,210
Systex Corp.	1,936,000	4,189
* XinTec Inc.	2,159,079	4,177

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
* Motech Industries Inc.	5,788,409	4,022
ScinoPharm Taiwan Ltd.	3,688,060	4,022
* Wei Chuan Foods Corp.	5,061,000	4,014
Formosa International Hotels Corp.	771,422	3,995
Ton Yi Industrial Corp.	9,372,850	3,982
Xxentria Technology Materials Corp.	1,566,224	3,973
Sinyi Realty Inc.	2,724,453	3,966
Advanced Wireless Semiconductor Co.	1,899,000	3,957
Kinik Co.	1,519,000	3,955
Sitronix Technology Corp.	1,382,000	3,953
Flytech Technology Co. Ltd.	1,511,919	3,946
* Egis Technology Inc.	825,000	3,945
Wah Lee Industrial Corp.	2,092,000	3,893
Taiwan TEA Corp.	7,421,000	3,865
* ASE Industrial Holding Co. Ltd. ADR	702,990	3,845
YC INOX Co. Ltd.	4,261,100	3,817
Lite-On Semiconductor Corp.	2,988,439	3,804
Firich Enterprises Co. Ltd.	2,664,486	3,786
* Radium Life Tech Co. Ltd.	10,411,865	3,780
OptoTech Corp.	5,014,608	3,709
Test Rite International Co. Ltd.	4,689,314	3,648
Rich Development Co. Ltd.	8,799,000	3,606
* Ta Ya Electric Wire & Cable	6,721,950	3,548
Rechi Precision Co. Ltd.	3,283,596	3,546
Adlink Technology Inc.	1,728,614	3,545
Soft-World International Corp.	1,203,620	3,540
* Ho Tung Chemical Corp.	12,553,863	3,476
Kung Long Batteries Industrial Co. Ltd.	720,487	3,473
Nan Liu Enterprise Co. Ltd.	649,000	3,472
International Games System Co. Ltd.	623,000	3,354
Pan-International Industrial Corp.	5,081,991	3,292
* Lotus Pharmaceutical Co. Ltd.	1,090,000	3,277
Gemtek Technology Corp.	4,034,564	3,262
AcBel Polytech Inc.	5,085,000	3,249
YungShin Global Holding Corp.	2,359,850	3,247
Asia Vital Components Co. Ltd.	3,577,148	3,245
* Microbio Co. Ltd.	4,723,907	3,244
Taiwan Surface Mounting Technology Corp.	3,766,118	3,221
D-Link Corp.	8,697,204	3,202
Everlight Chemical Industrial Corp.	5,249,113	3,174
China Metal Products	3,034,243	3,153
Tung Thih Electronic Co. Ltd.	851,000	3,098
* Gintech Energy Corp.	5,756,181	3,081
Altek Corp.	2,908,353	3,059
Wowprime Corp.	756,015	3,052
Brogent Technologies Inc.	395,642	3,038
Darfon Electronics Corp.	2,900,000	3,037
Chung-Hsin Electric & Machinery Manufacturing Corp.	4,174,250	3,011
Zeng Hsing Industrial Co. Ltd.	690,000	3,000
* Lextar Electronics Corp.	4,974,000	2,994
Gloria Material Technology Corp.	4,615,136	2,987
Yeong Guan Energy Technology Group Co. Ltd.	1,085,000	2,954
Asia Polymer Corp.	4,923,522	2,952
FocalTech Systems Co. Ltd.	3,388,098	2,952
* Taigen Biopharmaceuticals Holdings Ltd.	3,675,289	2,941
Kindom Construction Corp.	4,446,000	2,898
Yulon Nissan Motor Co. Ltd.	332,179	2,861
* TWi Pharmaceuticals Inc.	855,000	2,834
Long Bon International Co. Ltd.	5,915,000	2,791
* Shining Building Business Co. Ltd.	7,149,993	2,787
Jih Sun Financial Holdings Co. Ltd.	9,257,490	2,756
Chaun-Choung Technology Corp.	1,057,000	2,719
Senao International Co. Ltd.	1,537,000	2,714
Taiwan PCB Techvest Co. Ltd.	2,827,153	2,691

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
IEI Integration Corp.	2,268,694	2,652
* Li Peng Enterprise Co. Ltd.	9,505,615	2,645
Posiflex Technology Inc.	674,545	2,602
Sampo Corp.	5,771,000	2,597
Taiflex Scientific Co. Ltd.	1,980,549	2,594
* Taiwan Land Development Corp.	8,145,744	2,584
Sunplus Technology Co. Ltd.	5,294,000	2,576
Evergreen International Storage & Transport Corp.	5,600,000	2,547
* Chimei Materials Technology Corp.	7,000,000	2,541
Nan Ya Printed Circuit Board Corp.	2,752,059	2,481
L&K Engineering Co. Ltd.	2,002,000	2,469
TYC Brother Industrial Co. Ltd.	2,505,000	2,468
Alpha Networks Inc.	3,507,000	2,353
Chung Hwa Pulp Corp.	6,321,712	2,336
Weltrend Semiconductor	2,612,500	2,302
* Orient Semiconductor Electronics Ltd.	8,310,000	2,287
Dynapack International Technology Corp.	1,699,000	2,233
CyberTAN Technology Inc.	3,765,000	2,217
Sincere Navigation Corp.	3,742,000	2,211
Federal Corp.	5,031,272	2,197
Run Long Construction Co. Ltd.	1,160,949	2,164
Toung Loong Textile Manufacturing	1,030,000	2,161
Basso Industry Corp.	1,173,200	2,081
Iron Force Industrial Co. Ltd.	679,000	2,045
* Elitegroup Computer Systems Co. Ltd.	3,568,441	2,020
Jentech Precision Industrial Co. Ltd.	947,354	1,963
Formosan Rubber Group Inc.	3,867,754	1,956
Li Cheng Enterprise Co. Ltd.	1,386,670	1,943
Huang Hsiang Construction Corp.	2,043,000	1,942
Advanced International Multitech Co. Ltd.	1,334,000	1,932
Quanta Storage Inc.	2,107,000	1,909
Zinwell Corp.	2,193,000	1,867
ITE Technology Inc.	1,562,625	1,828
KEE TAI Properties Co. Ltd.	4,962,740	1,815
* Ichia Technologies Inc.	3,378,000	1,803
Tyntek Corp.	3,415,438	1,796
Globe Union Industrial Corp.	2,412,625	1,790
Sonix Technology Co. Ltd.	1,621,000	1,787
China Chemical & Pharmaceutical Co. Ltd.	2,607,000	1,785
* Concord Securities Co. Ltd.	6,330,219	1,783
Chun Yuan Steel	4,652,653	1,780
* Etron Technology Inc.	4,859,000	1,771
Gigasolar Materials Corp.	345,600	1,770
Hong Pu Real Estate Development Co. Ltd.	2,311,946	1,762
Universal Cement Corp.	2,338,220	1,735
Lingsen Precision Industries Ltd.	4,121,000	1,729
* Gigastorage Corp.	4,059,096	1,712
* Medigen Biotechnology Corp.	1,443,032	1,681
* China Electric Manufacturing Corp.	3,905,000	1,613
Global Mixed Mode Technology Inc.	726,000	1,591
Ability Enterprise Co. Ltd.	2,715,249	1,584
Tong-Tai Machine & Tool Co. Ltd.	2,358,218	1,556
* Green Energy Technology Inc.	2,937,405	1,538
* Gold Circuit Electronics Ltd.	4,786,000	1,515
Unizyx Holding Corp.	3,418,000	1,508
* Silicon Integrated Systems Corp.	5,140,638	1,464
Bank of Kaohsiung Co. Ltd.	4,628,508	1,461
* Solartech Energy Corp.	3,284,364	1,455
* Kuo Toong International Co. Ltd.	2,308,643	1,453
Taiyen Biotech Co. Ltd.	1,444,979	1,410
Cyberlink Corp.	638,578	1,389
* HannsTouch Solution Inc.	5,691,559	1,337
* ALI Corp.	2,849,000	1,292
WUS Printed Circuit Co. Ltd.	2,417,400	1,290

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Infortrend Technology Inc.	2,890,000	1,240
	CHC Healthcare Group	966,489	1,225
	Global Brands Manufacture Ltd.	2,831,462	1,194
	MIN AIK Technology Co. Ltd.	1,517,600	1,120
	Johnson Health Tech Co. Ltd.	1,105,110	1,118
*	G Tech Optoelectronics Corp.	2,044,777	1,112
*	AGV Products Corp.	4,394,203	1,112
	Jess-Link Products Co. Ltd.	1,121,593	1,078
	Nien Hsing Textile Co. Ltd.	1,287,726	1,076
	Sheng Yu Steel Co. Ltd.	1,178,000	1,059
*	Phihong Technology Co. Ltd.	2,890,000	1,054
*	Unity Opto Technology Co. Ltd.	3,520,409	1,034
	FSP Technology Inc.	1,120,071	910
*	Champion Building Materials Co. Ltd.	3,276,000	905
	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	311,000	841
*	LES Enphants Co. Ltd.	1,740,461	822
	Green Seal Holding Ltd.	634,590	799
*	Dynamic Electronics Co. Ltd.	2,634,000	793
	GeoVision Inc.	724,066	739
*,3	Pihsiang Machinery Manufacturing Co. Ltd.	1,232,000	720
*	E-Ton Solar Tech Co. Ltd.	4,174,096	637
*	Tatung Co. Ltd. GDR	38,879	584
	Vivotek Inc.	195,000	534
	Taiwan Shin Kong Security Co. Ltd.	329,183	430
*,3	XPEC Entertainment Inc.	872,075	389
	Tsann Kuen Enterprise Co. Ltd.	421,000	349
*	King's Town Construction Co. Ltd.	320,771	246
	Sunrex Technology Corp.	407,590	213
*	Wafer Works Corp Rights Expire 06/08/2018	303,957	80
	San Shing Fastech Corp.	31,406	60
*,3	ProMOS Technologies Inc.	11,745	—
			10,499,098
Thailand (0.9%)
*	PTT PCL	175,269,300	312,605
*	CP ALL PCL (Local)	50,958,387	140,205
	Siam Cement PCL NVDR	7,685,720	113,686
*	Airports of Thailand PCL	38,300,810	86,180
	Kasikornbank PCL NVDR	13,461,113	83,009
*	Central Pattana PCL	29,169,092	74,436
*	Bangkok Dusit Medical Services PCL (Local)	103,191,999	73,509
*	PTT Global Chemical PCL	23,687,885	73,210
	Kasikornbank PCL (Foreign)	10,284,233	65,203
*	Minor International PCL	49,207,399	62,510
*	Advanced Info Service PCL (Local)	9,453,778	62,245
	Siam Commercial Bank PCL	14,555,800	60,292
*	Siam Commercial Bank PCL (Local)	14,266,197	59,092
*	PTT Exploration and Production PCL (Local)	13,665,978	57,913
	CP ALL PCL (Foreign)	20,003,517	55,037
	Siam Cement PCL (Foreign)	3,614,570	53,466
	Intouch Holdings PCL NVDR	25,489,400	46,378
	Airports of Thailand PCL (Foreign)	19,681,062	44,284
*	Charoen Pokphand Foods PCL	53,438,622	41,244
	Bangkok Bank PCL (Foreign)	6,432,002	40,988
	Advanced Info Service PCL (Foreign)	5,825,228	38,354
*	Indorama Ventures PCL	19,991,815	37,945
*	PTT PCL (Foreign)	19,849,200	35,402
*	True Corp. PCL (XBKK)	142,760,177	34,343
*	Banpu PCL (Local)	54,441,071	33,240
*	Krung Thai Bank PCL	57,721,713	33,158
*	Thai Oil PCL	10,041,217	29,892
*	IRPC PCL	120,795,372	26,881
*	Home Product Center PCL	54,827,403	25,940
*	Energy Absolute PCL	22,511,774	25,456
*	Electricity Generating PCL	3,578,291	25,229

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	PTT Exploration & Production PCL (Foreign)	5,711,010	24,202
*	Bumrungrad Hospital PCL	3,820,662	22,939
*	Bangkok Expressway & Metro PCL (Local)	91,634,854	22,457
*	Krungthai Card PCL	1,840,200	21,097
*	Kasikornbank PCL	3,382,600	20,859
	BTS Group Holdings PCL NVDR	71,651,600	20,282
*	Berli Jucker PCL (Local)	10,306,965	19,459
*	Thanachart Capital PCL	11,375,400	19,316
	Siam Commercial Bank PCL (Foreign)	4,301,500	17,817
*	Digital Telecommunications Infrastructure Fund	39,158,900	17,626
	Land & Houses PCL NVDR	49,688,692	17,295
*	Bangchak Corp. PCL	14,292,200	16,380
*	Central Plaza Hotel PCL	9,776,500	16,160
*	Thai Union Group PCL	28,086,045	15,977
*	Kiatnakin Bank PCL (Local)	6,666,400	15,537
	Ratchaburi Electricity Generating Holding PCL	9,152,000	15,145
*	BTS Rail Mass Transit Growth Infrastructure Fund	38,009,124	14,449
*	TMB Bank PCL	190,822,000	14,216
	Bangkok Dusit Medical Services PCL (Foreign)	19,335,600	13,774
*	Jasmine Broadband Internet Infrastructure Fund	37,143,600	13,533
*	Land & Houses PCL	38,588,344	13,431
	Total Access Communication PCL	8,290,400	13,360
*	Robinson PCL	6,349,900	13,202
	PTT Global Chemical PCL (Foreign)	4,225,236	13,059
*	Delta Electronics Thailand PCL	6,130,690	13,049
*	Tisco Financial Group PCL	4,434,920	12,440
	Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	21,320,700	12,343
*	Beauty Community PCL	16,397,842	12,049
*	Global Power Synergy PCL	5,002,400	11,911
*	KCE Electronics PCL	5,464,200	11,827
*	Muangthai Leasing PCL	9,396,100	10,813
*	CH Karnchang PCL	14,130,000	10,701
	Central Pattana PCL NVDR	4,189,007	10,690
	Thai Oil PCL (Foreign)	3,567,526	10,620
*	Srisawad Corp. PCL	6,349,116	10,396
	Home Product Center PCL (Foreign Shares)	21,866,438	10,345
*	Bangkok Land PCL	171,727,000	10,175
	Tisco Financial Group PCL NVDR	3,548,400	9,954
*	Supalai PCL Public Company	13,514,500	9,910
*,2	Star Petroleum Refining PCL	19,694,900	9,769
*	WHA Corp. PCL	76,717,150	9,585
*	VGI Global Media PCL	39,136,492	9,501
*	Esso Thailand PCL	16,614,200	9,408
*	Glow Energy PCL	3,374,536	9,192
*	Siam Global House PCL	17,649,122	9,075
	Berli Jucker PCL (Foreign)	4,727,228	8,950
	Krung Thai Bank PCL (Foreign)	14,913,137	8,567
*	B Grimm Power PCL	9,847,273	8,513
*	Sino-Thai Engineering & Construction PCL	15,032,542	8,310
	Indorama Ventures PCL (Foreign)	4,205,648	7,982
	TMB Bank PCL (Foreign)	102,220,678	7,615
	Glow Energy PCL (Foreign)	2,743,145	7,472
	Bangkok Life Assurance PCL NVDR	6,301,020	7,227
*	Major Cineplex Group PCL	7,773,080	7,187
*	TPI Polene PCL	120,004,800	7,184
*	TPI Polene Power PCL	33,196,180	7,026
*	Workpoint Entertainment PCL	3,560,155	6,965
*	Quality Houses PCL (XBKK)	71,687,950	6,942
*	Siam City Cement PCL (Local)	892,149	6,941
*	AP Thailand PCL	26,012,400	6,907
*	Hana Microelectronics PCL	6,185,000	6,794
*	Thai Airways International PCL	13,254,878	6,776
*	Amata Corp. PCL	10,326,400	6,660
*	Origin Property PCL	11,590,461	6,651

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Superblock PCL	182,281,300	6,627
	Krung Thai Bank PCL NVDR	11,263,200	6,470
	Charoen Pokphand Foods PCL (Foreign)	8,304,300	6,409
*	Banpu Power PCL	8,062,900	6,291
*	Thai Vegetable Oil PCL	5,565,770	6,224
	Thai Union Frozen Products PCL (Foreign)	10,402,800	5,918
*	Sansiri PCL (Local)	108,313,000	5,740
*	Carabao Group PCL	3,350,400	5,703
*	Bangkok Chain Hospital PCL (Local)	9,929,900	5,464
*	Jasmine International PCL (XBKK)	28,162,532	5,205
*	CK Power PCL	41,248,500	4,999
*	Tipco Asphalt PCL	8,739,400	4,997
	IRPC PCL (Foreign)	21,536,685	4,793
*	Vibhavadi Medical Center PCL	60,117,500	4,748
	Banpu PCL	7,619,884	4,653
*	BTS Group Holdings PCL (Foreign)	16,254,048	4,609
*	BCPG PCL	7,481,928	4,593
*	IMPACT Growth REIT	8,025,600	4,520
*	Chularat Hospital PCL	73,075,960	4,517
*	Bangkok Airways PCL	9,142,200	4,402
*	MK Restaurants Group PCL	1,700,127	4,316
*	BTS Group Holdings PCL	15,150,083	4,296
*	TTW PCL (XBKK)	10,896,100	4,287
	Kiatnakin Bank PCL (Foreign)	1,775,743	4,139
	Bangkok Expressway & Metro PCL (Foreign)	16,239,220	3,980
*	PTG Energy PCL	6,739,800	3,977
*	LPN Development PCL	12,435,300	3,933
	Bumrungrad Hospital PCL NVDR	633,700	3,805
*	Italian-Thai Development PCL	38,762,400	3,778
*	TICON Industrial Connection PCL	6,535,400	3,661
	Unique Engineering & Construction PCL	8,971,600	3,654
*	Thoresen Thai Agencies PCL	13,804,200	3,642
*	BEC World PCL	11,115,890	3,641
*	Gunkul Engineering PCL	39,600,417	3,628
*	Taokaenoi Food & Marketing PCL	7,232,551	3,429
*	Sri Trang Agro-Industry PCL	8,985,400	3,342
	Bangkok Chain Hospital PCL (Foreign)	5,881,825	3,236
*	SPCG PCL	4,750,200	3,166
*	Thaifoods Group PCL	18,871,111	2,938
	Hana Microelectronics PCL (Foreign)	2,613,700	2,871
*	U City PCL	2,904,235,031	2,761
	WHA Corp. PCL (Foreign)	21,886,088	2,734
	TTW PCL (Foreign)	6,920,300	2,723
*	GFPT PCL	6,718,400	2,610
*	Thaicom PCL	8,362,400	2,399
*	Supalai PCL	3,182,725	2,334
	VGI Global Media PCL (Foreign)	8,894,080	2,159
3	Pruksa Real Estate PCL (XBKK)	5,010,600	2,131
	Jasmine International PCL (Foreign)	11,311,800	2,091
*	Univentures PCL	7,340,300	2,080
*	Ratchaburi Electricity Generating Holding PCL (Local)	1,255,655	2,078
*	Precious Shipping PCL	4,945,843	2,074
*,3	Inter Far East Energy Corp.	19,507,600	1,916
	Siam City Cement PCL (Foreign)	241,532	1,879
*	Samart Corp. PCL (XBKK)	6,202,900	1,675
*	Group Lease PCL	6,929,900	1,574
*	Dynasty Ceramic PCL	15,759,430	1,488
	Quality Houses PCL (Foreign)	14,903,018	1,443
*	Cal-Comp Electronics Thailand PCL	18,915,597	1,243
*	Total Access Communication PCL (Local)	764,377	1,232
*,3	Pruksa Real Estate PCL (Foreign)	2,710,500	1,153
	Univentures PCL	4,060,200	1,151
	Asian Property Development PCL (Foreign)	4,332,944	1,151
*	Thai Airways International PCL (Foreign)	2,250,593	1,150

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Thoresen Thai Agencies PCL (Foreign)	3,460,578	913
	True Corp. PCL (Foreign)	3,660,202	881
	Sansiri PCL (Foreign)	14,838,699	786
	BEC World PCL (Foreign)	2,370,905	777
	Sri Trang Agro-Industry PCL (Foreign)	2,046,161	761
*	Italian-Thai Development PCL (Foreign)	7,424,785	724
*	Precious Shipping PCL (Foreign)	1,281,450	537
	Group Lease PCL (XBKK)	2,139,800	486
	Bangkok Life Assurance PCL	412,998	474
*	Superblock PCL Warrants Expire 08/30/2020	33,699,240	310
	Minor International PCL (Foreign)	206,679	263
	Thai Reinsurance PCL NVDR	4,717,500	255
*	Pruksa Holding PCL	321,400	227
	Samart Corp. PCL (Foreign)	810,500	219
*	DIGITAL TELE-F Rights Expire 05/08/2018	18,199,081	173
	BCPG PCL (Foreign)	180,945	111
*	CK Power PCL Foreign Line Warrants Expire 05/28/2020	6,341,340	76
*	Vibhavadi Medical Center PCL Warrants Expire 05/09/2022	4,624,423	56
*	VGI Global Media Warrants Expires 08/1/2018	4,533,368	53
*	WHA Corp. PCL Warrants Expire 12/31/2019	201,600	44
*	Intouch Holdings PCL	22,843	42
*	Srisawad Power 1979 PCL Warrants Expire 05/29/2020	126,432	41
*	Thoresen Thai Agencies PCL Expire 02/28/2019	701,670	22
*	Group Lease PCL Warrants Expire 08/01/2018	712,181	18
*	G J Steel PCL Warrants Expire 02/07/2020	9,920,670	13
*	BTS Group Hldgs Warrants Expire 11/01/2018	5,418,016	10
*	Italian-Thai Development PCL Warrants Expire 05/13/2019	2,522,957	6
*	Thaifoods Group PCL Warrants Expire 04/28/2020	1,805,581	—
*	Precious Shipping PCL Warrants Expire 06/15/2018	151,835	—
			2,961,434
Turkey (0.2%)
	Turkiye Garanti Bankasi AS	28,624,163	64,817
	Akbank Turk AS	27,874,089	57,997
	BIM Birlesik Magazalar AS	3,028,026	51,448
	Turkcell Iletisim Hizmetleri AS	14,641,481	50,413
*	Eregli Demir ve Celik Fabrikalari TAS	18,412,227	45,961
	Tupras Turkiye Petrol Rafinerileri AS	1,671,817	42,735
	KOC Holding AS	11,633,739	39,303
*	Turk Hava Yollari AO	7,534,698	31,123
	Turkiye Is Bankasi AS	19,113,401	28,962
	Haci Omer Sabanci Holding AS (Bearer)	12,230,086	28,923
	Turkiye Vakiflar Bankasi TAO	14,077,814	20,714
	Anadolu Efes Biracilik Ve Malt Sanayii AS	2,609,702	17,127
	Turkiye Halk Bankasi AS	8,304,194	16,990
*	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	25,120,932	15,053
*	Petkim Petrokimya Holding AS	7,820,058	13,821
	Aselsan Elektronik Sanayi Ve Ticaret AS	2,059,536	12,749
	TAV Havalimanlari Holding AS	2,330,514	12,544
	Ford Otomotiv Sanayi AS	866,833	11,933
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	11,291,843	11,297
	Arcelik AS	2,506,374	11,176
*	Turk Telekomunikasyon AS	7,165,637	11,104
*	Yapi ve Kredi Bankasi AS	10,925,636	10,700
*	Ulker Biskuvi Sanayi AS	2,019,556	10,587
	Tofas Turk Otomobil Fabrikasi AS	1,691,565	10,424
	Turkiye Sise ve Cam Fabrikalari AS	8,215,860	9,130
	Tekfen Holding AS	2,176,269	8,235
	Coca-Cola Icecek AS	916,423	8,074
	Enka Insaat ve Sanayi AS	6,191,547	7,450
*	Koza Altin Isletmeleri AS	621,297	6,957
	Soda Sanayii AS	5,058,323	6,021
	Trakya Cam Sanayii AS	4,690,647	5,436
	Turkiye Sinai Kalkinma Bankasi AS	13,320,123	4,600
*,2	Mavi Giyim Sanayi Ve Ticaret AS Class B	331,696	3,993

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Migros Ticaret AS	683,143	3,837
*	Koza Anadolu Metal Madencilik Isletmeleri AS	2,564,406	3,640
	Aygaz AS	985,751	3,277
*	Pegasus Hava Tasimaciligi AS	457,576	3,191
*	Dogan Sirketler Grubu Holding AS	12,514,160	3,155
*	Aksa Enerji Uretim AS Class B	3,010,104	3,077
	AG Anadolu Grubu Holding AS	557,481	3,004
	Aksa Akrilik Kimya Sanayii AS	852,839	2,793
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	411,872	2,764
*	Sasa Polyester Sanayi AS	791,900	2,594
	Turk Traktor ve Ziraat Makineleri AS	171,003	2,550
*	Zorlu Enerji Elektrik Uretim AS	5,996,454	2,507
*	Vestel Elektronik Sanayi ve Ticaret AS	994,665	2,428
	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	2,407,101	2,418
*	Bera Holding AS	3,812,273	2,286
	Aksigorta AS	2,110,171	2,259
*	Logo Yazilim Sanayi Ve Ticaret AS	186,015	2,201
	Anadolu Hayat Emeklilik AS	1,042,500	1,988
	Otokar Otomotiv Ve Savunma Sanayi A.S.	98,555	1,951
*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	2,330,569	1,935
*	Sekerbank TAS	5,118,709	1,907
	Anadolu Cam Sanayii AS	2,388,454	1,833
	Cimsa Cimento Sanayi VE Ticaret AS	545,103	1,688
	Is Gayrimenkul Yatirim Ortakligi AS	5,561,049	1,670
*	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS	1,376,680	1,644
	Albaraka Turk Katilim Bankasi AS	3,610,845	1,401
	EGE Endustri VE Ticaret AS	16,992	1,334
	Akcansa Cimento AS	525,770	1,297
*	Alarko Holding AS	859,319	1,235
	Torunlar Gayrimenkul Yatirim Ortakligi AS	1,701,360	1,172
	Tat Gida Sanayi AS	920,841	1,102
*	NET Holding AS	2,181,951	1,072
*	Afyon Cimento Sanayi TAS	645,143	1,031
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS	1,371,910	988
*	Gubre Fabrikalari TAS	979,264	929
*	Vakif Gayrimenkul Yatirim Ortakligi AS	1,568,394	923
*	Dogus Otomotiv Servis ve Ticaret AS	454,892	848
	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	61,253	836
	Adana Cimento Sanayii TAS Class A	425,982	713
*	Bizim Toptan Satis Magazalari AS	339,618	671
	Turcas Petrol AS	1,261,927	660
*	Ihlas Holding AS	6,005,398	651
*	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	373,228	633
*	Bagfas Bandirma Gubre Fabrikalari AS	283,578	614
*	Akenerji Elektrik Uretim AS	2,448,541	495
	Konya Cimento Sanayii AS	8,327	459
*,3	Asya Katilim Bankasi AS	6,861,580	—
			769,458
United Arab Emirates (0.2%)
	First Abu Dhabi Bank PJSC	36,746,358	123,864
	Emirates Telecommunications Group Co. PJSC	23,612,264	110,015
	Emaar Properties PJSC	47,602,818	74,817
	Abu Dhabi Commercial Bank PJSC	26,363,082	50,353
	DP World Ltd.	2,191,994	48,663
	Dubai Islamic Bank PJSC	16,932,157	25,342
	Aldar Properties PJSC	42,346,182	24,172
*	DAMAC Properties Dubai Co. PJSC	22,803,701	17,151
*	Emaar Malls PJSC	27,104,340	16,374
*	Emaar Development PJSC	10,715,135	16,137
	Dana Gas PJSC	44,011,468	11,836
	Abu Dhabi National Oil Co. for Distribution PJSC	16,798,005	11,185
	Air Arabia PJSC	30,831,158	10,238
	Dubai Investments PJSC	19,818,843	10,226
	Amanat Holdings PJSC	17,963,832	6,642

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Al Waha Capital PJSC	11,932,336	5,825
Dubai Financial Market PJSC	20,270,901	5,395
Arabtec Holding PJSC	9,685,259	5,371
* DXB Entertainments PJSC	43,798,553	4,590
* Union Properties PJSC	17,467,015	3,829
* Eshraq Properties Co. PJSC	15,506,493	2,996
National Central Cooling Co. PJSC	5,676,175	2,707
* Deyaar Development PJSC	20,444,006	2,608
RAK Properties PJSC	13,400,917	2,406
* Drake & Scull International PJSC	6,101,744	2,011
* Amlak Finance PJSC	8,141,438	1,769
		596,522
United Kingdom (12.2%)
HSBC Holdings plc	273,456,943	2,722,550
Royal Dutch Shell plc Class A (XLON)	61,956,994	2,155,573
BP plc	262,619,052	1,950,738
Royal Dutch Shell plc Class B	50,683,674	1,809,361
British American Tobacco plc	30,216,997	1,657,338
GlaxoSmithKline plc	65,887,777	1,321,531
AstraZeneca plc	17,267,606	1,208,781
Diageo plc	33,049,143	1,179,026
Vodafone Group plc	363,162,981	1,059,795
Prudential plc	35,243,836	906,268
Unilever plc	15,757,352	883,868
Rio Tinto plc	15,886,384	865,908
Lloyds Banking Group plc	972,734,147	862,770
Glencore plc	158,878,223	765,321
Reckitt Benckiser Group plc	8,486,761	665,774
Barclays plc	231,500,941	660,038
BHP Billiton plc	28,354,742	604,596
National Grid plc	46,188,093	534,398
Shire plc	9,656,520	514,212
Imperial Brands plc	13,016,982	465,746
Compass Group plc	21,537,263	462,037
Tesco plc	130,679,784	423,267
Aviva plc	54,559,544	396,414
BT Group plc	114,178,564	391,902
Standard Chartered plc	36,767,331	386,208
BAE Systems plc	43,405,599	364,185
Anglo American plc	13,466,520	316,859
RELX plc	14,341,401	306,521
Legal & General Group plc	80,799,712	299,263
CRH plc (XDUB)	8,237,890	292,542
Experian plc	12,495,734	286,307
WPP plc	16,648,809	285,698
Sky plc	14,089,472	267,329
SSE plc	13,923,529	264,251
Ferguson plc	3,398,530	260,149
Rolls-Royce Holdings plc	22,402,536	258,732
London Stock Exchange Group plc	4,265,490	252,040
Smith & Nephew plc	11,954,069	228,934
Old Mutual plc	64,720,163	222,967
Melrose Industries plc	65,485,571	205,341
Ashtead Group plc	6,785,135	188,443
Standard Life Aberdeen plc	36,888,983	184,546
Associated British Foods plc	4,747,134	176,456
3i Group plc	13,007,667	167,906
InterContinental Hotels Group plc	2,584,107	163,036
* Royal Bank of Scotland Group plc	43,995,660	162,926
Centrica plc	76,241,143	160,929
Persimmon plc	4,198,996	156,856
Carnival plc	2,389,725	155,322
Intertek Group plc	2,199,641	147,912
Whitbread plc	2,492,633	146,660

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

		Market
		Value
	Shares	($000)
Burberry Group plc	5,651,811	141,934
Mondi plc	4,996,557	139,090
Smurfit Kappa Group plc	3,224,867	136,615
Next plc	1,870,349	135,108
Bunzl plc	4,573,395	132,614
Shire plc ADR	828,988	132,166
Land Securities Group plc	9,713,242	131,860
Sage Group plc	14,800,225	128,728
RSA Insurance Group plc	13,964,963	126,006
British Land Co. plc	13,411,928	123,859
Kingfisher plc	29,546,207	123,221
Pearson plc	10,694,707	122,612
International Consolidated Airlines Group SA (London Shares)	14,063,599	121,570
Segro plc	13,604,635	120,725
Smiths Group plc	5,377,728	117,834
Johnson Matthey plc	2,598,745	117,449
DCC plc	1,215,229	116,644
Taylor Wimpey plc	44,214,512	116,441
CRH plc (XLON)	3,277,823	116,334
Informa plc	11,185,654	113,566
Paddy Power Betfair plc	1,125,297	110,962
St. James's Place plc	7,119,487	110,903
Croda International plc	1,732,482	105,981
Rentokil Initial plc	25,063,813	105,743
TUI AG (XLON)	4,669,385	105,594
ITV plc	50,711,160	105,499
Barratt Developments plc	13,626,845	104,492
Randgold Resources Ltd.	1,276,805	103,529
Royal Mail plc	12,512,681	99,789
Wm Morrison Supermarkets plc	29,306,729	97,743
DS Smith plc	13,562,818	97,158
Direct Line Insurance Group plc	18,729,942	96,240
Berkeley Group Holdings plc	1,715,070	96,017
Weir Group plc	3,267,072	95,601
United Utilities Group plc	9,300,931	94,846
J Sainsbury plc	21,863,957	92,773
GVC Holdings plc	7,470,046	91,438
Coca-Cola HBC AG	2,667,468	89,363
Hargreaves Lansdown plc	3,594,008	88,113
Marks & Spencer Group plc	22,132,425	87,513
Halma plc	5,185,263	87,004
Severn Trent plc	3,217,583	85,678
* Just Eat plc	7,826,998	83,326
Micro Focus International plc	4,796,553	82,708
Hammerson plc	10,821,871	81,580
Spirax-Sarco Engineering plc	1,003,175	79,522
Rightmove plc	1,239,216	77,717
Hiscox Ltd.	3,764,669	76,983
Bellway plc	1,676,937	76,412
G4S plc	21,215,027	75,372
Admiral Group plc	2,748,507	75,217
UBM plc	5,344,067	71,149
John Wood Group plc	8,965,712	69,888
Schroders plc	1,542,540	69,786
Investec plc	8,671,335	68,597
Meggitt plc	10,506,587	68,066
B&M European Value Retail SA	11,615,569	64,730
easyJet plc	2,968,225	64,706
Antofagasta plc	4,725,909	63,143
2 Auto Trader Group plc	12,593,488	61,194
BBA Aviation plc	13,959,743	61,184
* Indivior plc	9,801,799	60,699
Derwent London plc	1,371,573	60,157
Spectris plc	1,621,840	59,842

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Travis Perkins plc	3,425,382	59,649
	RPC Group plc	5,474,631	59,405
*	Tullow Oil plc	18,694,439	58,504
	Phoenix Group Holdings	5,389,789	58,222
	NEX Group plc	4,279,873	58,078
	Beazley plc	7,087,810	57,570
	Inchcape plc	5,686,440	56,810
	Intermediate Capital Group plc	3,788,456	56,448
	IG Group Holdings plc	4,922,164	56,204
*	Ocado Group plc	7,492,012	55,379
*	SSP Group plc	6,185,677	55,353
	IMI plc	3,641,012	54,572
	NMC Health plc	1,107,531	54,118
	Man Group plc	21,783,579	54,103
	Pennon Group plc	5,671,067	53,882
2	ConvaTec Group plc	17,965,341	53,483
	Rotork plc	11,832,780	53,364
	Howden Joinery Group plc	8,076,521	52,861
	British American Tobacco plc ADR	953,328	52,071
*	Cobham plc	32,687,130	51,626
	Dechra Pharmaceuticals plc	1,351,997	50,782
*,^	Metro Bank plc	1,117,746	50,740
	Electrocomponents plc	6,019,229	50,321
	Tate & Lyle plc	6,341,838	50,087
	CYBG plc	11,981,538	49,731
*	BTG plc	5,240,962	49,134
	Mediclinic International plc	5,337,222	49,112
	TP ICAP plc	7,526,491	48,756
	Cineworld Group plc	13,605,912	48,574
2	Merlin Entertainments plc	9,518,307	48,151
	William Hill plc	11,626,473	46,764
	Shaftesbury plc	3,237,353	45,044
	Hays plc	18,149,677	44,727
	Playtech plc	3,984,668	44,446
	Fresnillo plc	2,520,429	44,239
	Close Brothers Group plc	2,058,033	43,332
	UDG Healthcare plc	3,400,525	42,724
	Evraz plc	6,624,018	41,682
	UNITE Group plc	3,620,061	41,560
	Tritax Big Box REIT plc	20,043,363	41,305
*	KAZ Minerals plc	3,195,873	40,380
	Royal Dutch Shell plc Class A (XAMS)	1,152,525	40,332
	Victrex plc	1,101,989	39,678
	WH Smith plc	1,476,478	39,575
	Capital & Counties Properties plc	9,898,193	39,175
	Balfour Beatty plc	9,484,012	38,301
	Dixons Carphone plc	13,623,323	37,988
*	Great Portland Estates plc	3,894,765	37,530
	HomeServe plc	3,663,862	37,240
	Britvic plc	3,600,451	35,589
	Jupiter Fund Management plc	5,607,837	35,070
	Polymetal International plc	3,483,634	34,967
	Babcock International Group plc	3,454,104	34,865
	Daily Mail & General Trust plc	3,627,981	33,701
	Hikma Pharmaceuticals plc	1,905,063	33,591
	Domino's Pizza Group plc	6,665,438	33,224
*,2	Wizz Air Holdings plc	747,808	32,837
	Aggreko plc	3,254,750	32,735
	Intu Properties plc	12,045,342	32,368
	Inmarsat plc	6,263,341	32,358
	Centamin plc	14,727,674	31,824
	Thomas Cook Group plc	18,711,041	31,779
	Provident Financial plc	3,446,381	31,494
	Greene King plc	4,186,243	31,451

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Bodycote plc	2,551,260	31,411
	Ascential plc	5,407,970	31,238
	Pagegroup plc	4,216,188	31,118
	Bovis Homes Group plc	1,828,137	31,105
	National Express Group plc	5,737,523	30,962
	IWG plc	9,060,212	30,776
	Grafton Group plc	2,946,010	30,517
	Renishaw plc	466,976	30,231
2	Sophos Group plc	4,363,650	29,796
	Ashmore Group plc	5,229,167	29,542
	Moneysupermarket.com Group plc	7,156,653	29,478
	Petrofac Ltd.	3,533,554	29,324
	Genus plc	823,518	28,481
	Saga plc	15,091,361	28,139
	Redrow plc	3,234,000	27,868
	Jardine Lloyd Thompson Group plc	1,653,425	27,828
	Fidessa Group plc	507,674	27,426
	Cranswick plc	679,892	27,138
	BCA Marketplace plc	10,324,502	26,891
	JD Sports Fashion plc	4,880,434	26,180
	Assura plc	31,771,083	26,050
2	Countryside Properties plc	5,249,622	25,869
	AVEVA Group plc	872,420	25,756
	Paragon Banking Group plc	3,565,381	25,561
2	John Laing Group plc	6,576,736	25,553
*	Firstgroup plc	16,369,627	25,395
	Big Yellow Group plc	1,956,030	24,749
*,^	Sirius Minerals plc	58,302,407	24,735
	Workspace Group plc	1,613,097	24,637
	Elementis plc	6,312,388	24,587
	Savills plc	1,822,416	24,553
	Diploma plc	1,482,052	24,453
	Grainger plc	5,659,400	24,373
*	Cairn Energy plc	7,797,172	24,268
	QinetiQ Group plc	7,670,981	24,250
	Synthomer plc	3,568,120	24,220
	Drax Group plc	5,555,515	24,057
	Capita plc	9,057,262	23,821
	BGEO Group plc	494,149	23,622
	Vesuvius plc	2,916,827	23,556
	LondonMetric Property plc	8,973,839	23,482
	Senior plc	5,692,216	23,098
	Rathbone Brothers plc	710,144	22,878
	Greggs plc	1,362,521	22,778
	Lancashire Holdings Ltd.	2,721,591	22,304
	Crest Nicholson Holdings plc	3,324,146	22,289
	Fenner plc	2,615,543	21,850
	Essentra plc	3,506,935	21,283
*	Cairn Homes plc	9,792,782	21,234
*	Hunting plc	1,916,627	21,182
2	Ibstock plc	5,140,582	21,017
	Greencore Group plc	9,626,019	20,994
	Coats Group plc	18,931,505	20,595
2	ZPG plc	4,152,093	20,470
	Safestore Holdings plc	2,686,643	20,208
	Ultra Electronics Holdings plc	1,028,426	19,904
	Just Group plc	10,267,259	19,845
	Hill & Smith Holdings plc	1,069,187	19,512
*	Serco Group plc	14,669,154	19,385
	Galliford Try plc	1,498,792	18,883
	Kier Group plc	1,264,606	18,661
	Brewin Dolphin Holdings plc	3,738,707	18,573
	Morgan Advanced Materials plc	3,818,747	18,048
	Entertainment One Ltd.	4,740,693	17,757

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Micro Focus International plc ADR	1,020,265	17,671
*	Sports Direct International plc	3,173,561	17,575
	Laird plc	6,505,491	17,572
	Computacenter plc	974,154	16,917
2	Equiniti Group plc	4,463,198	16,836
	TalkTalk Telecom Group plc	9,411,688	16,602
	NewRiver REIT plc	4,152,350	16,588
	Marshalls plc	2,752,153	16,167
2	Hastings Group Holdings plc	4,232,303	16,043
	OneSavings Bank plc	2,925,541	15,900
	AA plc	8,313,612	15,540
	SIG plc	7,923,484	15,490
	Go-Ahead Group plc	581,994	15,475
	F&C Commercial Property Trust Ltd.	7,496,444	15,131
	J D Wetherspoon plc	943,545	15,069
	Virgin Money Holdings UK plc	3,821,419	14,615
	Ted Baker plc	394,248	14,444
	Keller Group plc	1,006,760	14,392
	Sanne Group plc	1,654,607	14,147
	Stobart Group Ltd.	4,197,916	14,133
	Superdry plc	679,874	14,046
	Halfords Group plc	2,676,709	13,950
	Card Factory plc	4,250,179	13,521
	Softcat plc	1,439,278	13,520
	888 Holdings plc	3,567,717	13,491
	Dairy Crest Group plc	1,801,765	13,442
	St. Modwen Properties plc	2,376,126	13,415
2	McCarthy & Stone plc	7,183,302	13,393
	Pets at Home Group plc	6,348,337	13,336
*,^	Premier Oil plc	10,116,364	13,112
	Polypipe Group plc	2,488,908	13,081
	Ferrexpo plc	3,964,568	12,836
	esure Group plc	4,090,585	12,665
	Mitie Group plc	4,901,600	12,351
	Marston's plc	8,341,790	12,350
	Stagecoach Group plc	5,637,753	12,041
2	Spire Healthcare Group plc	3,756,744	11,752
	Telecom Plus plc	784,550	11,617
	Mitchells & Butlers plc	2,974,170	11,531
	Chesnara plc	2,051,673	11,431
	Vedanta Resources plc	1,141,377	11,423
	UK Commercial Property Trust Ltd.	9,242,882	11,356
*	TBC Bank Group plc	446,938	11,343
*	EI Group plc	6,178,859	10,948
	Restaurant Group plc	2,543,984	10,625
	Chemring Group plc	3,679,972	10,622
	RPS Group plc	2,970,380	10,582
	Hansteen Holdings plc	5,653,173	10,319
	Dunelm Group plc	1,318,246	10,226
	De La Rue plc	1,388,457	10,175
*	Vectura Group plc	9,010,946	10,048
	Dignity plc	660,517	9,908
	International Personal Finance plc	2,907,137	9,734
	Hochschild Mining plc	3,324,474	9,616
	NCC Group plc	3,531,076	9,500
	KCOM Group plc	6,618,954	9,181
	Northgate plc	1,786,859	9,123
	Picton Property Income Ltd.	7,279,702	9,012
	PZ Cussons plc	2,520,726	8,534
*,2	Alfa Financial Software Holdings plc	1,656,397	8,204
	Redefine International plc/	15,977,955	8,172
	Renewi plc	8,247,635	8,153
	ITE Group plc	3,618,061	7,599
*,^	AO World plc	3,561,637	7,584

®

					Market
					Value
				Shares	($000)
*	Ophir Energy plc			8,926,957	7,400
	Helical plc			1,351,346	6,994
	Devro plc			2,224,415	6,492
*,^	Petra Diamonds Ltd.			6,839,573	6,427
	Gocompare.Com Group plc			4,036,792	6,234
	Lookers plc			4,418,719	6,139
	N Brown Group plc			2,027,112	5,700
	Schroder REIT Ltd.			6,454,182	5,446
*	Allied Minds plc			3,295,346	5,434
	Rank Group plc			2,245,692	5,409
	Daejan Holdings plc			65,552	5,396
*	Premier Foods plc			9,672,578	4,966
^	Debenhams plc			14,963,366	4,762
*	Nostrum Oil & Gas plc			1,137,418	4,664
	Soco International plc			2,923,786	4,231
	Acacia Mining plc			2,075,750	4,095
2	CMC Markets plc			1,484,261	3,872
*	Lamprell plc			2,972,070	3,781
*,^	Countrywide plc			2,040,396	3,035
*	Rhi Magnesita NV (XLON)			19,396	1,143
^,3	Carillion plc			5,566,311	1,088
^	WPP plc ADR			11,744	1,006
	Oxford Instruments plc			39,625	497
*	Mothercare plc			943,777	236
	Xaar plc			12,503	61
*	Interserve plc			47,006	61
	GKN plc			5,630	36
*,^,3	Afren plc			7,677,368	—
					42,370,352
Total Common Stocks (Cost $287,194,254)					341,803,984
Preferred Stocks (0.0%)
	Vedanta Ltd. Pfd., 7.50%, 10/28/2018 (Cost $3,402)			21,927,908	3,300
		Coupon
Temporary Cash Investments (4.5%)[1]
Money Market Fund (4.4%)
6,7	Vanguard Market Liquidity Fund	1.886%		151,358,782	15,135,878

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
8	United States Treasury Bill	1.391%-1.461%	5/3/18	121,000	120,989
8	United States Treasury Bill	1.370%	5/17/18	30,000	29,979
8	United States Treasury Bill	1.446%	5/31/18	23,800	23,768
8	United States Treasury Bill	1.783%-1.761%	6/21/18	40,000	39,904
8	United States Treasury Bill	1.941%	9/27/18	10,000	9,921
	United States Treasury Bill	1.946%	10/4/18	115,000	114,036
8	United States Treasury Bill	1.934%	10/11/18	18,510	18,346
					356,943
Total Temporary Cash Investments (Cost $15,491,950)					15,492,821
Total Investments (103.1%) (Cost $302,689,606)					357,300,105
Other Assets and Liabilities—Net (-3.1%)[7,9]					(10,728,975)
Net Assets (100%)					346,571,130

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,322,471,000.

Vanguard® Total International Stock Index Fund
Schedule of Investments
April 30, 2018

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 3.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $4,061,172,000, representing 1.2% of net assets.
3 Security value determined using significant unobservable inputs.
4 “Other” represents securities that are not classified by the fund’s benchmark index.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $12,082,488,000 of collateral received for securities on loan.
8 Securities with a value of $230,761,000 have been segregated as initial margin for open futures contracts.
9 Cash of $81,417,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

This page intentionally left blank.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1132 062018

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

VANGUARD STAR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 14, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number 33-32216, Incorporated by Reference.